UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VERITIV CORPORATION.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED [•], 2023
VERITIV CORPORATION
1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia 30328
www.veritivcorp.com
[•], 2023
Dear Veritiv Stockholder:
You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of Veritiv Corporation (“Veritiv” or the “Company”) to be held on [•], 2023, at [•], Eastern Time. Veritiv will hold the Special Meeting virtually via the Internet at [•]. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
On August 6, 2023, the Company entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”) with Verde Purchaser, LLC, a Delaware limited liability company (“Parent”), and Verde Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which, among other things, Merger Subsidiary will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). Parent and Merger Subsidiary are affiliated with investment funds advised by Clayton, Dubilier & Rice, LLC (“CD&R”), a US-based private equity firm.
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each issued and outstanding share (each, a “Share”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) (other than (i) Shares held by the Company as treasury stock or owned by any subsidiary of the Company or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) Shares held by a holder who is entitled to demand and properly demands appraisal of such Shares in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”)), will be cancelled and converted into the right to receive $170.00 per Share in cash, without interest.
At the Special Meeting, you will be asked to consider and vote on:
•
a proposal to approve and adopt the Merger Agreement (the “Merger Proposal”);

•
a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Veritiv’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

•
a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The Board of Directors of the Company (the “Board of Directors”), after considering the factors more fully described in the enclosed proxy statement, has unanimously: (i) determined that the Merger Agreement and the Transactions (as defined below), including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby; (iii) declared advisable the Merger Agreement and the Transactions; (iv) approved the execution and delivery of the Support Agreement (as defined below) by the parties thereto (and the consummation of the transactions contemplated by the Support Agreement) (such transactions, together with the transactions contemplated by the Merger Agreement, collectively, the “Transactions”); (v) resolved to recommend that the Company’s stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger; and (vi) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval. Accordingly, the Board of Directors unanimously recommends that Veritiv’s stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
Concurrently with the execution and delivery of the Merger Agreement, the Company, Parent and certain stockholders of the Company affiliated with The Baupost Group, L.L.C. (collectively, the “Baupost Stockholders”), entered into that certain Voting and Support Agreement, dated as of August 6, 2023 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Support Agreement”) (a copy of which is attached as Annex C to the accompanying proxy statement), pursuant to which, among other things, the Baupost Stockholders agreed, subject to the terms and conditions of the Support Agreement, to, among other things, vote the Shares held by the Baupost Stockholders in favor of the adoption of the Merger Agreement and the approval of the Merger at the Special Meeting. For more information, please see “The Merger Agreement — Support Agreement.” For more information regarding the security ownership of the Baupost Stockholders, please see “Security Ownership of Certain Beneficial Owners and Management.”
The accompanying proxy statement provides you with more specific information about the Special Meeting, the Merger Agreement, the Support Agreement and the Transactions, including the Merger. You should carefully read the entire proxy statement and the annexes and documents referred to or incorporated by reference therein, including the Merger Agreement. You may also obtain more information about the Company from the documents the Company files with the Securities and Exchange Commission (the “SEC”), including those incorporated by reference into the accompanying proxy statement.
Your vote is very important.   Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon as of the close of business on the Record Date (as defined below). The failure of any stockholder to vote will have the same effect as a vote against the Merger Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy. Approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy, assuming a quorum is present. Accordingly, a failure to vote will not have any effect on the Adjournment Proposal or the Advisory Compensation Proposal. However, an abstention will have the same effect as vote against each of the Adjournment Proposal and the Advisory Compensation Proposal.
Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. Even if you plan to attend the Special Meeting virtually, the Company requests that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the Special Meeting to ensure that your shares will be represented and voted at the Special Meeting if you later decide not to or become unable to attend virtually.
You may also submit a proxy over the Internet using the Internet address on the enclosed proxy card or by telephone using the toll-free number on the enclosed proxy card. If you submit your proxy through the Internet or by telephone, you will be asked to provide the control number from the enclosed proxy card. If you are not a stockholder of record but instead hold your shares in “street name” through a broker, bank, trust or other nominee, you must provide a proxy executed in your favor from your broker, bank, trust or other nominee in order to be able to vote at the Special Meeting.
Please vote as promptly as possible, whether or not you plan to attend the Special Meeting in person. If your shares are held in the name of a broker, bank, or other nominee, please vote by following the instructions on the voting instruction form furnished by the broker, bank, or other nominee. Your broker bank, trust or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions. If you hold your shares in your own name, submit a proxy to vote your shares as promptly as possible by (i) visiting the Internet site listed on the proxy card, (ii) calling the toll-free number listed on the proxy card or (iii) submitting your proxy card by mail by using the self-addressed, stamped envelope provided. Submitting a proxy will not prevent you from voting in person, but it will help to secure a quorum and avoid added solicitation costs. Any eligible holder of Common Stock entitled to vote and who is present in person at the Special Meeting may vote, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in this proxy statement.
If you have any questions concerning the Merger Proposal, the Advisory Compensation Proposal, the Adjournment Proposal, the Merger or this proxy statement, would like additional copies, or need help voting your shares of Common Stock, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll-free at (888) 750-5834
Banks and brokers can call collect at (212) 750-5833
Thank you for your cooperation and continued support.
Very truly yours,
Salvatore A. Abbate Chief Executive Officer	Stephen E. Macadam Chairman of the Board
THE MERGER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES REGULATORY AGENCY. NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER OR THE MERGER AGREEMENT OR UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT AND ANY DOCUMENTS REFERRED TO OR INCORPORATED BY REFERENCE THEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THIS PROXY STATEMENT IS DATED [•], 2023 AND IS FIRST BEING MAILED
TO STOCKHOLDERS OF VERITIV ON OR ABOUT [•], 2023.

VERITIV CORPORATION
1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia 30328
www.veritivcorp.com
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD [•], 2023
Notice is hereby given that a special meeting of stockholders (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of Veritiv Corporation, a Delaware corporation (“Veritiv” or the “Company”), will be held on [•], 2023 at [•], Eastern Time. Veritiv will hold the Special Meeting virtually via the Internet at [•]. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting. The Special Meeting is being held for the following purposes:
1.
Approval and Adoption of the Merger Agreement.   To consider and vote on the proposal to approve and adopt the Agreement and Plan of Merger, dated as of August 6, 2023 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), by and among Verde Purchaser, LLC, a Delaware limited liability company (“Parent”), Verde Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), and Veritiv, pursuant to which, among other things, Merger Subsidiary will merge with and into Veritiv, with Veritiv surviving as a wholly-owned subsidiary of Parent (such merger, the “Merger” and such proposal, the “Merger Proposal”);

2.
Advisory Compensation Proposal.   To vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

3.
Adjournment Proposal.   To vote on a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The Board of Directors of the Company (the “Board of Directors”), at a meeting duly called and held, has by unanimous vote (i) determined that the Merger Agreement and the Transactions (as defined below), including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby; (iii) declared advisable the Merger Agreement and the Transactions; (iv) approved the execution and delivery of that certain Voting and Support Agreement, dated as of August 6, 2023 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Support Agreement”), by and among the Company, Parent and certain stockholders of the Company affiliated with The Baupost Group, L.L.C., by the parties thereto (and the consummation of the transactions contemplated by the Support Agreement) (such transactions, together with the transactions contemplated by the Merger Agreement, collectively, the “Transactions”); (v) resolved to recommend that the Company’s stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger; and (vi) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that holders of Common Stock vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
The Company will transact no other business at the Special Meeting or any adjournment or postponement thereof, except such business as may properly be brought before the Special Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors in accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”) and the Merger Agreement. This proxy statement, of which this notice is a part, describes the proposals listed above in more detail. Please refer to the attached documents, including the Merger Agreement and all other annexes and any documents incorporated by reference, for further information with respect to the business to be transacted at the Special Meeting. You are encouraged to read the entire document carefully before voting. In particular, please see the section entitled “The Merger” beginning on page 35 for a description of the transactions contemplated by the Merger Agreement.
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) outstanding and entitled to vote thereon as of the close of business on the Record Date. The failure to vote will have the same effect as a vote against the Merger Proposal. Holders of Common Stock (“Company Stockholders”) will also be asked to approve the Advisory Compensation Proposal and the Adjournment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy. Approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy, assuming a quorum is present.
A Company Stockholder who does not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of its Shares of Common Stock if the Merger is completed, but only if such Company Stockholder submits a written demand for appraisal to the Company prior to the time a vote of Company Stockholders is taken on the Merger Proposal and strictly complies with the procedures set forth in Section 262 of the Delaware General Corporation Law (“DGCL”). A copy of Section 262 of the DGCL is included as Annex D to the accompanying proxy statement, and a summary of these provisions can be found under the section entitled “Appraisal Rights” in the accompanying proxy statement. Section 262 of the DGCL may also be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
The Board of Directors has fixed the close of business on [•], 2023, as the record date (the “Record Date”) for the determination of the Company Stockholders entitled to receive notice of, and to vote at, the Special Meeting. The Company Stockholders of record as of the close of business on the Record Date are the only Company Stockholders that are entitled to receive notice of, and to vote at, the Special Meeting unless a new record date is fixed in connection with any adjournment or postponement of the Special Meeting. Regardless of whether there is a quorum, subject to the terms of the Merger Agreement, the chairman or any other person presiding over the Special Meeting as provided in the Bylaws or designated by the Board of Directors may adjourn the Special Meeting. In addition, the Special Meeting may be postponed by the Board of Directors in its discretion. For additional information regarding the Special Meeting, please see the section entitled “The Special Meeting of Veritiv’s Stockholders” beginning on page 29 of this proxy statement.
To ensure your virtual representation at the Special Meeting, please vote as promptly as possible, whether or not you plan to attend the Special Meeting in person. If your shares are held in the name of a broker, bank, or other nominee, please vote by following the instructions on the voting instruction form furnished by the broker, bank, or other nominee. Your broker, bank, trust or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions. If you hold your shares in your own name, submit a proxy to vote your shares as promptly as possible by (i) visiting the Internet site listed on the proxy card, (ii) calling the toll-free number listed on the proxy card or (iii) submitting your proxy card by mail by using the self-addressed, stamped envelope provided. Submitting a proxy will not prevent you from voting in person, but it will help to secure a quorum and avoid added solicitation costs. Any eligible holder of Common Stock entitled to vote and who is present in person at the Special Meeting may vote, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in this proxy statement.
If you have any questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll-free at (888) 750-5834
Banks and brokers can call collect at (212) 750-5833
By Order of the Board of Directors,
Susan B. Salyer
Senior Vice President, General Counsel & Corporate Secretary
Atlanta, Georgia
[•], 2023

YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE (1) BY TELEPHONE; (2) OVER THE INTERNET; OR (3) BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY OR CHANGE YOUR VOTE AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.
Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. Even if you plan to attend the Special Meeting, the Company requests that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the Special Meeting to ensure that your shares will be represented and voted at the Special Meeting if you later decide not to or become unable to attend in person.
You may also submit a proxy over the Internet using the Internet address on the enclosed proxy card or by telephone using the toll-free number on the enclosed proxy card. If you submit your proxy through the Internet or by telephone, you will be asked to provide the control number from the enclosed proxy card. If you are not a stockholder of record but instead hold your shares in “street name” through a broker, bank, trust or other nominee, you must provide a proxy executed in your favor from your broker, bank, trust or other nominee in order to be able to vote at the Special Meeting.
Please vote as promptly as possible, whether or not you plan to attend the Special Meeting. If your shares are held in the name of a broker, bank, or other nominee, please vote by following the instructions on the voting instruction form furnished by the broker, bank, or other nominee. Your bank, trust or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions. If you hold your shares in your own name, submit a proxy to vote your shares as promptly as possible by (i) visiting the Internet site listed on the proxy card, (ii) calling the toll-free number listed on the proxy card or (iii) submitting your proxy card by mail by using the self-addressed, stamped envelope provided. Submitting a proxy will not prevent you from voting, but it will help to secure a quorum and avoid added solicitation costs. Any eligible holder of Common Stock entitled to vote and who is present at the Special Meeting may vote, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in this proxy statement.
The enclosed proxy statement provides a detailed description of the Transactions, including the Merger, the Merger Agreement, and the other matters to be considered at the Special Meeting. We urge you to read carefully the proxy statement — including any documents incorporated by reference — and the annexes in their entirety. If you have any questions concerning the Merger Proposal, the Advisory Compensation Proposal, the Adjournment Proposal, the Transactions or this proxy statement, would like additional copies, or need help voting your shares of Common Stock, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll-free at (888) 750-5834
Banks and brokers can call collect at (212) 750-5833

i

SUMMARY
For your convenience, provided below is a brief summary of certain information contained in this proxy statement. This summary highlights selected information from this proxy statement and does not contain all of the information that may be important to you as a stockholder of Veritiv Corporation. To understand the Merger fully and for a more complete description of the terms of the Merger, you should read this entire proxy statement carefully, including its annexes and the other documents to which you are referred. Additionally, important information, which you are urged to read, is contained in the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 120. Items in this summary include a page reference directing you to a more complete description of those items. Except as otherwise specifically noted in this proxy statement or the context requires otherwise, (a) “Veritiv,” “we,” “our,” “us,” the “Company” and similar words refer to Veritiv Corporation; and (b) throughout this proxy statement, we refer to our common stock, par value $0.01 per share, as “Common Stock” and to the holders of Common Stock as “Veritiv Stockholders” or “Company Stockholders.”
The Parties to the Merger (see page 28)
Veritiv Corporation
Veritiv Corporation, incorporated in Delaware and headquartered in Atlanta, is a leading North American business-to-business full-service provider of value-added packaging products and services, as well as facility solutions and print-based products and services. Serving customers in a wide range of industries both in North America and globally, Veritiv has distribution centers throughout the U.S. and Mexico, and team members around the world. Veritiv’s Common Stock is listed and traded on the New York Stock Exchange (the “NYSE”) under the ticker symbol “VRTV.” The Company has its executive offices located at 1000 Abernathy Road NE Building 400, Suite 1700, Atlanta, Georgia 30328, and can be reached by phone at (770) 991-8200.
Verde Purchaser, LLC
Verde Purchaser, LLC, a Delaware limited liability company (“Parent”), was formed on August 2, 2023, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and debt financing in connection with the Merger. Parent’s principal executive office is located at 375 Park Avenue, 18th Floor, New York, New York 10152, and its telephone number is (212) 407-5200.
Verde Merger Sub, Inc.
Verde Merger Sub, Inc., a Delaware corporation (“Merger Subsidiary”), is a wholly owned subsidiary of Parent and was formed on August 2, 2023, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and debt financing in connection with the Merger. Merger Subsidiary’s principal executive office is located at 375 Park Avenue, 18th Floor, New York, New York 10152, and its telephone number is (212) 407-5200.
Parent and Merger Subsidiary are each affiliated with an investment fund advised by Clayton, Dubilier & Rice, LLC (“CD&R Fund”). The CD&R Fund is affiliated with Clayton, Dubilier & Rice (“CD&R”), a leading U.S. based private equity investment firm. At the effective time of the Merger, the Company, as the corporation surviving the Merger, will be indirectly owned by the CD&R Fund and certain of its affiliates.
In connection with the transactions contemplated by the Merger Agreement, (1) the CD&R Fund has provided Parent with an aggregate equity commitment of $1.120 billion and (2) Parent has obtained debt financing commitments in an aggregate amount of $2.125 billion (not all of which is expected to be drawn at the Closing (as defined below)) from Goldman Sachs Bank USA, Royal Bank of Canada, RBC Capital Markets, LLC, Wells Fargo Bank, N.A., Wells Fargo Securities, LLC, Bank of Montreal, BMO Capital

Markets Corp., UBS AG Stamford Branch, UBS Securities LLC, BNP Paribas, Mizuho Bank, Ltd., The Toronto-Dominion Bank, New York Branch, TD Bank, N.A., TD Securities (USA) LLC, Coöperatieve Rabobank U.A., New York Branch, Natixis, New York Branch, Regions Bank, Regions Capital Markets, a Division of Regions Bank, Citizens Bank, N.A., ING Capital LLC, Stifel Bank & Trust, Stifel Nicolaus and Company, Incorporated, SF Credit Partners, LLC and The Bank of Nova Scotia. Such amounts will be used to fund the aggregate purchase price required to be paid at the closing of the Merger (the “Closing”) and to also fund certain other payments (including the Required Amounts (as defined in the section of this proxy statement captioned “The Merger — Financing of the Merger”)), subject to the terms and conditions of the Merger Agreement. In addition, the CD&R Fund has agreed to guarantee the payment of certain liabilities and obligations of Parent and Merger Subsidiary under the Merger Agreement, including the termination fee and amounts in respect of certain reimbursement and indemnification obligations of Parent and Merger Subsidiary payable by Parent, subject to an aggregate cap equal to $153,893,400, as specified in the Merger Agreement. For more information, please see the section of this proxy statement captioned “The Merger — Financing of the Merger.”
The Special Meeting of Veritiv’s Stockholders (See page 29)
The special meeting of Company Stockholders (such meeting, together with any postponements or adjournments thereof, the “Special Meeting”) will be held virtually at [•], on [•], 2023, at [•] [a.m./p.m.], Eastern Time. The Special Meeting is being held to consider and vote on the following proposals:
•
a proposal to approve and adopt the Merger Agreement (such proposal, the “Merger Proposal”);

•
a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

•
a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

Completion of the Merger is conditioned on, among other things, the approval of the Merger Proposal by the Company Stockholders. Approval of the Adjournment Proposal and the Advisory Compensation Proposal are not conditions to the obligation of the Company to complete the Merger.
Only holders of record of outstanding shares of Common Stock as of the close of business on [•], 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. Company Stockholders may cast one vote for each share of Common Stock owned as of the Record Date for each proposal.
Approval of the Merger Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock as of the close of business on the Record Date. Accordingly, a Company Stockholder’s abstention from voting or the failure of a Company Stockholder to vote (including the failure of a Company Stockholder who holds shares in “street name” through a bank, broker, trust or other nominee to give any voting instructions to that bank, broker, trust or other nominee) will have the same effect as a vote “AGAINST” the Merger Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy. Additionally, approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy, assuming holders of a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Special Meeting (for purposes of the Special Meeting, a “quorum”). Accordingly, with respect to a Company Stockholder who is present in person or represented by proxy at the Special Meeting and who abstains from voting at the Special Meeting, such Company Stockholder’s abstention will be counted in connection with the determination of whether a quorum is present and will have the same effect as a vote “AGAINST” each of the Advisory Compensation Proposal and the Adjournment Proposal. However, the failure of a Company Stockholder of record who is not present in person or represented by proxy at the Special Meeting to vote on the Advisory Compensation

Proposal or the Adjournment Proposal, as well as the failure of a Company Stockholder who holds shares in “street name” through a bank, broker, trust or other nominee to give any voting instructions to the bank, broker, trust or other nominee, will have no effect on either of the Advisory Compensation Proposal or the Adjournment Proposal.
The Merger and the Merger Agreement (See pages 35 and 72)
You are being asked to vote to approve and adopt the Agreement and Plan of Merger, dated as of August 6, 2023 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), among Veritiv, Parent and Merger Subsidiary. On the terms and subject to the conditions set forth in the Merger Agreement, at the time the certificate of merger is duly filed with, and accepted by, the Secretary of State of the State of Delaware or such later date and time as may be agreed to by the parties and specified in the certificate of merger (the “Effective Time”), Merger Subsidiary will be merged with and into Veritiv (the “Merger”) in accordance with the Delaware General Corporation Law (the “DGCL”), whereupon the separate existence of Merger Subsidiary will cease, and Veritiv will survive the Merger as the surviving corporation (the “Surviving Corporation”) as a wholly owned subsidiary of Parent. The terms and conditions of the Merger are contained in the Merger Agreement, a copy of which is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement carefully and in its entirety. Following the Merger, the Common Stock will be delisted from the NYSE, will be deregistered under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and will cease to be publicly traded.
Merger Consideration (See page 73)
At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock held by Veritiv as treasury stock or owned by any subsidiary of Veritiv or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) shares of Common Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL) will be automatically cancelled and converted into the right to receive $170.00 per share in cash, without interest (the “Merger Consideration”). Any shares of Common Stock held by Veritiv as treasury stock or owned by any subsidiary of Veritiv or Parent or any subsidiary of Parent immediately prior to the Effective Time will be canceled, and no payment will be made with respect thereto.
When the Merger is Expected to be Completed
The Company currently anticipates that the Merger will be completed in the fourth quarter of 2023. In order to complete the Merger:
•
the Company must obtain an affirmative vote in favor of the Merger Proposal from Vertiv Stockholders holding a majority of the outstanding shares of Common Stock (the “Company Stockholder Approval”);

•
(i) any applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the “HSR Act”) must have expired or terminated and (ii) all other approvals (including by the expiration of the applicable waiting period or receipt of express approval, consent or authorization from the relevant governmental authority) under antitrust laws relating to the Merger must have been obtained by the parties to the Merger Agreement from each of (x) the People’s Republic of China’s State Administration for Market Regulation (“SAMR”) and (y) Mexico’s Comisión Federal de Competencia Económica (“Cofece”) (such approvals from SAMR and Cofece, the “Required Regulatory Approvals”); and

•
the other closing conditions set forth in the Merger Agreement must be satisfied or waived.

See “The Merger Agreement — Conditions to the Closing of the Merger.” Accordingly, there can be no assurances that the Merger will be completed at all, or if completed, that it will be completed in the fourth quarter of 2023.

Recommendation of the Board of Directors and its Reasons for the Merger (See page 44)
The Board of Directors of the Company (the “Board of Directors”) has unanimously: (i) determined that the Merger Agreement and the Transactions (as defined below), are advisable, fair to and in the best interests of the Company and the Company Stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby; (iii) declared advisable the Merger Agreement and the Transactions; (iv) approved the execution and delivery of the Support Agreement (as hereinafter defined) by the parties thereto (and the consummation of the transactions contemplated by the Support Agreement) (such transactions, together with the transactions contemplated by the Merger Agreement, collectively, the “Transactions”); (v) resolved to recommend that Company Stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Company Board Recommendation”); and (vi) directed that the Merger Agreement be submitted to Company Stockholders for their approval. The Board of Directors unanimously recommends that Company Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal, and “FOR” the Adjournment Proposal, if necessary or appropriate to reach a quorum or solicit additional proxies. For additional information on the factors considered by the Board of Directors in reaching this decision and the recommendation of the Board of Directors, please see “The Merger — Recommendation of the Board of Directors and its Reasons for the Merger.”
Opinion of Veritiv’s Financial Advisor (See page 50)
In connection with the Merger, at the meeting of the Board of Directors on August 6, 2023, Morgan Stanley & Co. LLC (“Morgan Stanley”), rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion, to the Board of Directors to the effect that, as of the date of such opinion, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley in preparing its opinion, the Merger Consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement was fair from a financial point of view to the holders of shares of Common Stock (other than the Baupost Stockholders, Parent and their respective affiliates).
The full text of Morgan Stanley’s written opinion to the Board of Directors, dated August 6, 2023, is attached to this proxy statement as Annex B, and is incorporated by reference herein in its entirety. Holders of shares of Common Stock should read the opinion carefully and in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley in rendering its opinion. Morgan Stanley’s opinion was directed to the Board of Directors and addressed only the fairness, from a financial point of view, as of the date of the opinion, of the Merger Consideration to be received by holders of shares of Common Stock pursuant to the Merger Agreement to holders of shares of Common Stock (other than the Baupost Stockholders, Parent and their respective affiliates). Morgan Stanley’s opinion was not intended to, and does not constitute advice or a recommendation as to whether holders of shares of Common Stock should act or vote in connection with any of the transactions contemplated by the Merger Agreement. The summary of Morgan Stanley’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.
For more information, see the section of this proxy statement captioned “— Opinion of Veritiv’s Financial Advisor” and Annex B.
Financing of the Merger (See page 58)
The obligation of Parent and Merger Subsidiary to consummate the Merger is not subject to any financing condition. We anticipate that the total amount of funds necessary to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the Closing by Parent and Merger Subsidiary under the Merger Agreement, will be approximately $2.7 billion. This amount includes funds needed to: (1) pay Veritiv Stockholders the amounts due under the Merger Agreement for their Common Stock, (2) make payments in respect of our outstanding Company Equity Awards and Company PBU Awards (as such terms are defined below), in each case payable at the Closing pursuant to the Merger Agreement, (3) refinance certain existing indebtedness of the Company and (4) pay all related fees and expenses required to be paid by Parent and Merger Subsidiary on the date of the Closing in connection with the transactions contemplated under the Merger Agreement (collectively, the “Required Amounts”).
The CD&R Fund has committed to contribute or cause to be contributed to Parent at the Closing an aggregate amount in cash equal to $1.120 billion (the “Equity Financing”), subject to the terms and conditions set forth in the equity commitment letter provided by such fund, dated as of August 6, 2023 (the “Equity Commitment Letter”). Veritiv is an express third-party beneficiary of the Equity Commitment Letter solely with respect to enforcing Parent’s right to cause the Equity Financing under the Equity Commitment Letter to be funded by the CD&R Fund in accordance with the Equity Commitment Letter subject to (i) the limitations and conditions set forth in the Equity Commitment Letter and (ii) the terms and conditions of the Merger Agreement.
Pursuant to the limited guarantee delivered by the CD&R Fund in favor of Veritiv, dated as of August 6, 2023 (the “Limited Guarantee”), the CD&R Fund has agreed to guarantee the payment of certain liabilities and obligations of Parent and Merger Subsidiary under the Merger Agreement, including any termination fee and amounts in respect of certain reimbursement and indemnification obligations of Parent and Merger Subsidiary for certain costs, expenses or losses incurred or sustained by Veritiv, as specified in the Merger Agreement, subject to an aggregate cap equal to $153,893,400.
In addition, in connection with the Merger Agreement, Parent entered into a debt commitment letter, dated as of August 6, 2023 (as amended by that certain letter agreement, dated as of August 25, 2023 and as further amended, supplemented, amended and restated or otherwise modified, the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Financing Letters”) with Goldman Sachs Bank USA, Royal Bank of Canada, RBC Capital Markets, LLC, Wells Fargo Bank, N.A., Wells Fargo Securities, LLC, Bank of Montreal, BMO Capital Markets Corp., UBS AG Stamford Branch, UBS Securities LLC, BNP Paribas, Mizuho Bank, Ltd., The Toronto-Dominion Bank, New York Branch, TD Bank, N.A., TD Securities (USA) LLC, Coöperatieve Rabobank U.A., New York Branch, Natixis, New York Branch, Regions Bank, Regions Capital Markets, a Division of Regions Bank, Citizens Bank, N.A., ING Capital LLC, Stifel Bank & Trust, Stifel Nicolaus and Company, Incorporated, SF Credit Partners, LLC and The Bank of Nova Scotia (the “Committed Lenders”), pursuant to which the Committed Lenders have committed to provide, upon certain terms and subject to certain conditions, Parent (or Merger Subsidiary, as applicable) debt financing in connection with the consummation of the Transactions (the “Debt Financing” and, together with the Equity Financing, the “Financing”) in an aggregate principal amount of $2.125 billion (which will not be drawn in its entirety). For more information, please see the section of this proxy statement captioned “The Merger — Financing of the Merger.”
Each of Parent and Merger Subsidiary must, and must cause their respective subsidiaries and the CD&R Fund to, use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the Financing described in the Financing Letters on the terms (including the market “flex” provisions) set forth in the Financing Letters (or, in the case of the Debt Financing, on other terms and conditions that are acceptable to Parent, subject to certain restrictions set forth in the Merger Agreement).
Veritiv has agreed to use its reasonable best efforts to provide, and to cause its subsidiaries to use their reasonable best efforts to provide, to Parent and Merger Subsidiary such cooperation as is customary and reasonably requested by Parent in connection with the arrangement of the Debt Financing contemplated by the Debt Commitment Letter, subject to the terms set forth in the Merger Agreement. For more information, please see the section of this proxy statement captioned “The Merger Agreement — Company’s Financing Cooperation Covenants.”
Interests of Executive Officers and Directors of Veritiv in the Merger (See page 61)
In considering the recommendation of the Board of Directors, you should be aware that some of Veritiv’s directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a Company Stockholder. These interests include, among others:
•
at the Effective Time, each Company RSU Award, Company PSU Award, Company PBU Award and Company Director Equity Award (each, as defined below) held by an executive officer or director will receive the treatment described in the section of this proxy statement captioned “The Merger  —  Interests of Executive Officers and Directors of Veritiv in the Merger”;
•
eligibility of Veritiv’s executive officers to receive severance payments and benefits under Veritiv’s executive severance plan in the event of a qualifying termination of employment, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of Executive Officers and Directors of Veritiv in the Merger;” and

•
Veritiv’s executive officers and directors have rights to indemnification, advancement of expenses and directors’ and officers’ liability insurance that will survive the completion of the Merger.

The Board of Directors was aware of these interests and considered them, among other matters, prior to making its determination to recommend the adoption and approval of the Merger Agreement to Veritiv Stockholders. For more information, see the section entitled “The Merger — Interests of Executive Officers and Directors of Veritiv in the Merger.”
Treatment of Company Equity Awards (See pages 62 and 63)
Company RSU Awards
At the Effective Time, each then outstanding award of Veritiv’s service-based restricted stock units (each, a “Company RSU Award”), whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Veritiv will pay each holder thereof at or promptly after the Effective Time, an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such Company RSU Award, less any required withholding taxes under applicable law.
Company PSU Awards
At the Effective Time, each then outstanding award of Veritiv’s performance share units (each, a “Company PSU Award”), whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Veritiv will pay each holder thereof at or promptly after the Effective Time an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the target number of performance share units subject to such Company PSU Award, less any required withholding taxes under applicable law.
Company Director Awards
At the Effective Time, each outstanding award (i) of Veritiv’s deferred stock units (each, a “Company DSU Award”) and (ii) Veritiv’s phantom stock units (“Company Phantom Awards” and, together with the Company DSU Awards, the “Company Director Equity Awards”), whether settleable in shares of Common Stock or cash, will be canceled, and Veritiv will pay each holder thereof at or promptly after the Effective Time (or such later time as would not result in the imposition of taxes under Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)) for each such Company Director Equity Award an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such Company Director Equity Award, together with any cash dividends accrued, less any required withholding taxes under applicable law.
For purposes of this proxy statement and the Merger Agreement, “Company Equity Awards” means, collectively, the Company Director Equity Awards, the Company RSU Awards and the Company PSU Awards.
Company Performance-Based Units
At the Effective Time, each then outstanding award of Veritiv’s performance-based units (each, a “Company PBU Award”), whether or not vested, will be canceled and Veritiv will pay each holder thereof at or promptly after the Effective Time an amount in cash equal to $1.00 multiplied by the target number of performance-based units subject to such Company PBU Award, less any required withholding taxes under applicable law.

Material U.S. Federal Income Tax Consequences of the Merger (See page 67)
The receipt of cash by Company Stockholders in exchange for shares of Common Stock in the Merger will be a taxable transaction to Company Stockholders for U.S. federal income tax purposes. Such receipt of cash by each Company Stockholder that is a U.S. Holder (as defined under the section, “The Merger —  Material U.S. Federal Income Tax Consequences of the Merger”) generally will result in gain or loss in an amount equal to the difference between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Common Stock surrendered pursuant to the Merger by such U.S. Holder.
A Company Stockholder that is a Non-U.S. Holder (as defined under the section, “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States.
Company Stockholders should read the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger.”
Company Stockholders should consult their tax advisors in light of their particular circumstances and any consequences relating to the Merger arising under U.S. federal, state, and local tax laws and non-U.S. tax laws.
Regulatory Matters (See page 71)
In addition to obtaining the Company Stockholder Approval, each party’s obligations to effect the Merger are subject to the satisfaction of each of the following conditions:
•
no governmental authority having enacted, issued, promulgated, enforced or entered any applicable law (whether temporary, preliminary or permanent) that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger that remains in effect; and

•
(i) any applicable waiting period under the HSR Act relating to the Merger must have expired or been terminated and (ii) all Required Regulatory Approvals must have been obtained (including by the expiration of the applicable waiting period or receipt of express approval, consent or authorization from the relevant governmental authority).

Litigation Related to the Merger (See page 70)
As of the date of this proxy statement, no stockholder litigation related to the Merger Agreement has been brought against the Company or any members of the Board of Directors.
No Solicitation; Other Offers (See page 81)
General Prohibitions
Under the terms of the Merger Agreement and subject to certain exceptions described below, neither Veritiv nor any of its subsidiaries may, and Veritiv and its subsidiaries must cause its and their respective directors, officers and employees not to, must direct its directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) not to, and may not authorize or permit any of its Representatives to, directly or indirectly:
•
solicit, initiate, propose or knowingly take any action to facilitate or encourage any inquiries or the making or submission of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (including by approving any transaction, or approving any Person (as defined in the Merger Agreement) or Group (within the meaning of Rule 13d-5 under the Exchange Act) becoming an “interested stockholder,” for purposes of Vertiv’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”);

•
enter into or participate in any discussions, communications or negotiations with, furnish any non-public information relating to Veritiv or any of its subsidiaries, or afford access to the business, properties, assets, books or records of Veritiv or any of its subsidiaries to, any third party relating to or in furtherance of, any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (as defined in the section of this proxy statement captioned “Merger Agreement — No Solicitation; Other Offers”);
•
approve, endorse or recommend any proposal relating to any Acquisition Proposal or any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal; or

•
enter into any agreement in principle, merger agreement, acquisition agreement, option agreement, letter of intent (binding or non-binding) or other similar contract (other than an Acceptable Confidentiality Agreement (as defined in the section of this proxy statement captioned “Merger Agreement — No Solicitation; Other Offers”)) relating to any Acquisition Proposal or any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (and any such agreement, an “Alternative Acquisition Agreement”); or

•
resolve or agree to do any of the foregoing.

In addition, subject to certain exceptions described below, on the date of the Merger Agreement, Veritiv and its subsidiaries were required to, and were required to cause its and their respective directors, officers, and employees to, and were required to instruct their other Representatives to:
•
cease immediately and cause to be terminated any and all existing activities, communications, discussions or negotiations, if any, with any third party and its Representatives conducted prior to the date of the Merger Agreement that would be prohibited by the Merger Agreement’s general prohibitions on soliciting Acquisition Proposals;

•
promptly request in writing that all copies of all confidential information that Veritiv or any of its Representatives have distributed or made available to any such third party or its Representatives in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such third party that contains, reflects or analyzes that information) be promptly destroyed or returned to Vertiv pursuant to the terms of any confidentiality or similar agreement with such third party; and

•
cause any physical or virtual data room to no longer be accessible to or by any such third party or its Representatives.

If, after the date of the Merger Agreement and prior to obtaining the Company Stockholder Approval, Veritiv or any of its Representatives receives a bona fide written Acquisition Proposal that was not solicited in breach of, and was not otherwise a breach of, the Merger Agreement’s prohibitions on soliciting Acquisition Proposals, then Veritiv and its Representatives may make inquiries solely for the purpose of clarifying such Acquisition Proposal to understand any ambiguous terms or conditions of such Acquisition Proposal that are necessary to provide adequate information to the Board of Directors.
Additionally, Veritiv and its Representatives may:
•
engage in negotiations or discussions with the third party and its Representatives making such Acquisition Proposal; and

•
furnish to such third party or its Representatives non-public information relating to Veritiv or any of its subsidiaries or afford access to the business, properties, assets, books or records of Veritiv or any of its subsidiaries pursuant to an Acceptable Confidentiality Agreement; provided that all such information not previously provided or made available to Parent is provided or made available to Parent prior to or substantially concurrently with the time it is provided or made available to such third party.

Veritiv may take such actions only if the Board of Directors determines in good faith after consultation with its financial advisor and outside legal counsel that (i) such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal (as defined in the section of this proxy statement captioned “Merger Agreement — No Solicitation; Other Offers”) and (ii) the failure to take such actions would be reasonably likely to be inconsistent with the fiduciaries duties of the Board of Directors to Veritiv Stockholders under applicable law.

Veritiv may also, to the extent necessary for the Board of Directors to comply with its fiduciary duties, grant a limited waiver, amendment or release under any “standstill” provisions (including provisions that restrict or prohibit the making or soliciting of any offer or proposal) of any contract with a third party to the extent necessary to allow such third party to submit a confidential Acquisition Proposal to Veritiv or the Board of Directors.
Certain Notices
At any time until the Effective Time, Veritiv will:
•
notify Parent in writing in no event later than twenty-four (24) hours after Veritiv (or any of its Representatives) receives:

•
any inquiries, proposals, expressions of interest, or offers with respect to an Acquisition Proposal;

•
any request for information relating to Veritiv or any of its subsidiaries or for access to the business, properties, assets, books or records of Veritiv or any of its subsidiaries by any third party that could reasonably be expected to make, or has made, any inquiries, proposals, expressions of interest or offers with respect to an Acquisition Proposal; or

•
any discussions or negotiations that are sought to be initiated or continued with Veritiv or any of its subsidiaries or any of its or their respective Representatives from any Person (other than Parent) with respect to any inquiries, proposals, expressions of interest, or offers with respect to an Acquisition Proposal, which notice must include (i) an unredacted copy (if in writing) of all documents or written summary of material terms and conditions (if oral) relating to any such expression of interest, proposal, offer or request for information, and (ii) the identity of the Person from which such expression of interest, proposal, offer or request for information was received; and

•
keep Parent reasonably informed on a prompt basis (and in any event within twenty-four (24) hours) of the status of any such Acquisition Proposal (including any unredacted copies (if in writing) of all documents or written summaries of material terms and conditions (if oral) of any proposed agreements and amendments or modifications thereto, and an unredacted copy of any other documents provided by the relevant counterparty relating thereto) and the status of any discussions or negotiations regarding any such Acquisition Proposal.

No Change of Recommendation (See page 84)
Except as permitted by the Merger Agreement, the Board of Directors may not (and no committee thereof may) make an Adverse Recommendation Change (as defined in the section of this proxy statement captioned “Merger Agreement — No Change of Recommendation”).
Permitted Change of Recommendation — Superior Proposal
If, at any time prior to obtaining the Company Stockholder Approval, Veritiv has received a bona fide Acquisition Proposal that (i) was not solicited in breach of and was not otherwise a breach of the Merger Agreement and (ii) constitutes a Superior Proposal, then the Board of Directors may make an Adverse Recommendation Change and/or cause Veritiv to terminate the Merger Agreement in accordance with its terms in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal, in each case if and only if:
•
the Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Board of Directors to Veritiv Stockholders under applicable law; and

•
prior to taking any such action:

•
Veritiv provides Parent with at least four (4) business days’ prior written notice of its intent to take such action, which notice must specify, as applicable, the identity of the Person making any

Superior Proposal and the material terms and conditions thereof (including unredacted copies of the proposed draft Alternative Acquisition Agreement and all other documents relating to such Superior Proposal);
•
during the period ending at 11:59 p.m. (New York City time) on the fourth (4th) business following the date of the notice described in the preceding bullet, if Parent so requests, Veritiv must negotiate, and must cause its Representatives to negotiate, in good faith with Parent and its Representatives (in each case to the extent Parent desires to so negotiate), to amend the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement such that the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal; and

•
at the end of the four (4) business day period described above, including any subsequent notice periods as described below, the Board of Directors determines (taking into account any adjustment to the terms and conditions of the Merger Agreement or any other documents contemplated thereby as proposed by Parent, if any, and any other information offered by Parent) in good faith after consultation with its financial advisor and outside legal counsel that the Acquisition Proposal remains a Superior Proposal and that the failure to make an Adverse Recommendation Change and/or cause Veritiv to terminate the Merger Agreement in accordance with its terms in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal would be reasonably likely to be inconsistent with the fiduciary obligations of the Board of Directors to Veritiv Stockholders under applicable law.

If the financial terms of the applicable Acquisition Proposal are amended or modified in any respect, or any other terms of the applicable Acquisition Proposal are materially amended or modified, then Veritiv will be required to deliver to Parent a new notice and comply with the requirements above, except that the “notice period” in relation to any such amended or modified Acquisition Proposal will end at 11:59 p.m. (New York City time), on the third (3rd) business day immediately following the date such new notice is delivered to Parent (but such new notice will not shorten the initial four (4) business day “notice period” described in the second bullet above).
Permitted Change of Recommendation — Intervening Event
Prior to obtaining the Company Stockholder Approval, the Board of Directors may, in response to an Intervening Event (as defined in the section of this proxy statement captioned “Merger Agreement — No Change of Recommendation”), make an Adverse Recommendation Change, if and only if:
•
the Board of Directors determines, in good faith, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Board of Directors to Veritiv Stockholders under applicable law; and

•
prior to taking any such action:

•
Veritiv provides Parent with at least four (4) business days’ prior written notice of its intent to take such action, which notice must specify, as applicable, the fact, event, change or development in circumstances giving rise to an Intervening Event;

•
during the period ending at 11:59 p.m. (New York City time) on the fourth (4th) business day following the date of the notice described in the preceding bullet, if Parent so requests, Veritiv must negotiate, and must cause its Representatives to negotiate, in good faith with Parent and its Representatives (in each case to the extent Parent desires to so negotiate), to amend the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement such that the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change; and

•
at the end of the four (4) business day period described above, including any subsequent notice periods as described below, the Board of Directors determines (taking into account any adjustment to the terms and conditions of the Merger Agreement or any other documents contemplated thereby as proposed by Parent, if any, and any other information offered by Parent) in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to make an Adverse Recommendation Change would be reasonably likely to be inconsistent with the fiduciary duties of the Board of Directors to Veritiv Stockholders under applicable law.
In the event of any material changes regarding any Intervening Event, then Veritiv will be required to deliver to Parent a new notice and comply with the requirements above, except that the “notice period” in relation to any such changed Intervening Event will end at 11:59 p.m. (New York City time), on the third (3rd) business day immediately following the date such new notice is delivered to Parent (but no such new notice will shorten the initial four (4) business day “notice period” described in the second bullet above).
Conditions to the Closing of the Merger (See page 98)
Conditions to Each Party’s Obligations to Effect the Merger
Each party’s obligations to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
the Company must have obtained the Company Stockholder Approval;

•
no governmental authority having enacted, issued, promulgated, enforced or entered any applicable law (whether temporary, preliminary or permanent) that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger that remains in effect; and

•
(i) any applicable waiting period under the HSR Act relating to the Merger must have expired or been terminated and (ii) all Required Regulatory Approvals must have been obtained (including by the expiration of the applicable waiting period or receipt of express approval, consent or authorization from the relevant governmental authority).

Conditions to Parent’s and Merger Subsidiary’s Obligations to Effect the Merger
In addition, the obligations of Parent and Merger Subsidiary to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
Veritiv must have performed and complied in all material respects with all of its obligations and agreements under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
each the representations and warranties of Veritiv contained in the Merger Agreement regarding certain aspects of the capitalization of Veritiv relating to outstanding shares of Common Stock (as set forth in specified sections of the Merger Agreement) must have been true and correct in all respects at and as of the date of the Merger Agreement and must be true and correct in all respects at and as of the date on which the Closing occurs (the “Closing Date”), in each case except for any de minimis inaccuracies, as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
each of the representations and warranties of Veritiv contained in the Merger Agreement regarding certain other aspects of the capitalization of Veritiv (as set forth in specified sections of the Merger Agreement) must have been true and correct in all respects at and as of the date of the Merger Agreement and must be true and correct in all respects at and as of the Closing Date as if made as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
each of the representations and warranties of Veritiv contained in the Merger Agreement regarding the corporate existence and power of Veritiv and its subsidiaries, Veritiv’s corporate authorization to enter into the Merger Agreement and consummate the Transactions, the enforceability of the Merger Agreement, Veritiv’s organizational documents, certain aspects of the Company Equity Awards, the capitalization of Veritiv’s subsidiaries, brokers, the rendering of Morgan Stanley’s opinion to the Board of Directors and Takeover Laws (as defined in the Merger Agreement):

•
to the extent not qualified or limited by the word “material,” “materiality” or “Material Adverse Effect” as set forth in the Merger Agreement, must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
to the extent qualified or limited by the word “material,” “materiality” or “Material Adverse Effect” as set forth in the Merger Agreement, must have been true and correct at and as of the date of the Merger Agreement and must be true and correct at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which will be true only as of such time);

•
each of the other representations and warranties of Veritiv contained in the Merger Agreement (disregarding all materiality and Material Adverse Effect (as defined in the section of this proxy statement captioned “The Merger Agreement — Representations and Warranties”) qualifications contained therein) must have been true and correct as of the date of the Merger Agreement and must be true and correct as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time), except for any failures of such representations and warranties to be so true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

•
since the date of the Merger Agreement, there must have been no fact, event, development, circumstance, occurrence or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect; and

•
the receipt by Parent of a certificate signed by an executive officer of Veritiv, certifying that the conditions described in the preceding six (6) bullets have been satisfied.

Conditions to Veritiv’s Obligations to Effect the Merger
In addition, the obligations of Veritiv to effect the Merger are also subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
each of Parent and Merger Subsidiary must have performed in all material respects all of its obligations under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
each of the representations and warranties of Parent contained in the Merger Agreement regarding the corporate existence and power of Parent and Merger Subsidiary, Parent’s and Merger Subsidiary’s corporate authorization to enter into the Merger Agreement and consummate the Transactions, the enforceability of the Merger Agreement and brokers must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
each of the other representations and warranties of Parent contained in the Merger Agreement (disregarding all materiality and Parent Material Adverse Effect (as defined in the Merger Agreement) qualifications contained therein) must have been true and correct at and as of the date of the Merger Agreement and must be true and correct at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time), except for any failures of such representations and warranties to be so true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and

•
the receipt by the Company of a certificate signed by an executive officer of Parent, certifying that the conditions described in the preceding three (3) bullets have been satisfied.

Termination of the Merger Agreement (See page 100)
Termination by Mutual Consent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the mutual written agreement of Veritiv and Parent.
Termination by Either Veritiv or Parent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Veritiv or Parent if:
•
the Merger has not been consummated on or before May 6, 2024 (the “End Date”); provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party if the failure of the Merger to be consummated by the End Date was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement;

•
any order, injunction, judgment, directive, determination, decree, writ, award or ruling by a court or other governmental authority of competent jurisdiction permanently restraining, enjoining, rendering illegal or otherwise permanently prohibiting consummation of the Merger becomes final and non-appealable; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party if the issuance of such order, injunction, judgment, directive, determination, decree, writ, award or ruling was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement; or

•
at the Special Meeting (including any adjournment or postponement thereof in accordance with the Merger Agreement) at which a vote is taken on the approval of the Merger Proposal, the Company Stockholder Approval is not obtained.

Termination by Parent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent if:
•
an Adverse Recommendation Change occurs; or

•
there has been (i) a breach of any covenant or agreement on the part of Veritiv set forth in the Merger Agreement or (ii) any inaccuracy in any representation or warranty of Veritiv set forth in the Merger Agreement, and such breach or inaccuracy (A) would result in the failure of certain conditions to the Closing to be satisfied and (B) is not cured within thirty (30) days of Veritiv’s receipt of notice thereof from Parent; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Parent if (i) Parent or Merger Subsidiary is then in breach of any covenant or agreement contained in the Merger Agreement or (ii) there will be or has been any inaccuracy in any representation or warranty of Parent or Merger Subsidiary contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to Veritiv’s obligation to consummate the Merger.

Termination by Veritiv
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Veritiv if:
•
there has been (i) a breach of any covenant or agreement on the part of Parent or Merger Subsidiary set forth in the Merger Agreement or (ii) any inaccuracy in any representation or warranty of Parent and Merger Subsidiary set forth in the Merger Agreement, in each case of clauses (i) and (ii), and such breach or inaccuracy (A) would result in the failure of certain conditions to the Closing to be satisfied and (B) is not cured within thirty (30) days after Parent’s receipt of notice thereof from Veritiv; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Vertiv if (i) Veritiv is then in breach of any of its covenants or agreements contained in the Merger Agreement or (ii) there will be or has been any inaccuracy in any representation or warranty of Veritiv contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to Parent’s and Merger Subsidiary’s obligations to consummate the Merger;
•
prior to obtaining the Company Stockholder Approval, so that Veritiv may enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with the provisions of the Merger Agreement governing Superior Proposals; provided, that (i) concurrently with such termination, Veritiv pays the Company Termination Fee (as defined below) to Parent in accordance with the Merger Agreement; provided, further, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Veritiv if it has breached any covenant or agreement set forth in the provisions of the Merger Agreement governing Acquisition Proposals, Superior Proposals and Adverse Recommendation Changes; or

•
each of the following occur:

•
the Marketing Period (as defined in the section of this proxy statement captioned “The Merger Agreement — Marketing Period”) has ended;

•
all of the mutual conditions precedent to the parties’, and all conditions precedent to each of Parent’s and Merger Subsidiary’s, obligations to effect the Closing have been (and remain) satisfied or, to the extent permissible, waived (other than conditions that by their nature are to be satisfied by actions taken at the Closing, but which are then capable of being satisfied);

•
Veritiv has irrevocably notified Parent in writing at least three (3) business days prior to such termination that Veritiv is ready, willing and able to consummate, and will consummate, the Closing and that all of the conditions precedent to Veritiv’s obligations to effect the Closing have been satisfied or irrevocably waived, and Veritiv intends to terminate the Merger Agreement pursuant to this bullet; and

•
Parent fails to consummate the Closing within three (3) business days following receipt of such irrevocable written notice.

Termination Fees and Enforcement Expenses (See page 102)
Company Termination Fee
Veritiv will be required to pay Parent a termination fee in the amount of $74,446,700 (the “Company Termination Fee”) if:
•
Parent terminates the Merger Agreement following the occurrence of an Adverse Recommendation Change; or

•
Veritiv terminates the Merger Agreement prior to obtaining the Company Stockholder Approval at the Special Meeting in order to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal.

In addition, Veritiv will be required to pay the Company Termination Fee to Parent if:
•
the Merger Agreement is terminated:

•
by Parent or the Company:

•
because the Merger has not been consummated on or before the End Date (at a time when the parties’ closing conditions relating to antitrust laws have been satisfied); or

•
because Company Stockholder Approval is not obtained at the Special Meeting at which a vote is taken on the approval of the Merger Proposal; or

•
by Parent because (i) Veritiv breached or failed to perform any covenant or agreement contained in the Merger Agreement or (ii) there is an inaccuracy in any representation or warranty of Veritiv contained in the Merger Agreement and such breach or inaccuracy (A) would result in the failure of certain conditions to the Closing to be satisfied and (B) is not cured within thirty (30) days of the Company’s receipt of notice thereof from Parent; provided, however, that

(1) Parent or Merger Subsidiary is not then in breach of any covenant or agreement contained in the Merger Agreement or (2) there will not be nor has there been any inaccuracy in any representation or warranty of Parent or Merger Subsidiary contained in the Merger Agreement that, in each case, would result in a failure of a condition precedent to Veritiv’s obligation to consummate the Merger; and
•
each of the following conditions is satisfied:

•
after the date of the Merger Agreement and prior to (i) the Special Meeting (in the case of a termination as a result of a failure to obtain the Company Stockholder Approval at the Special Meeting) or (ii) the termination of the Merger Agreement (in the case of a termination for any other reason listed above), an Acquisition Proposal is publicly announced (or become publicly known) or otherwise is communicated to the Board of Directors (or a committee thereof) or the Company Stockholders and, in any such case, not publicly and irrevocably withdrawn at least five (5) business days prior to the Special Meeting; and

•
within twelve (12) months following the date of such termination, an Acquisition Proposal is consummated or the Company enters into a definitive agreement for an Acquisition Proposal (provided, that for purposes of this bullet, each reference to “20%” in the definition of Acquisition Proposal will be deemed to be a reference to “50%”).

Parent Termination Fee
Parent will be required to pay Veritiv a termination fee in the amount of $148,893,400 (the “Parent Termination Fee”) if Veritiv terminates the Merger Agreement because:
•
there has been (i) a breach of any covenant or agreement on the part of Parent or Merger Subsidiary set forth in the sections of the Merger Agreement relating to (i) regulatory authorizations and consents and/or (ii) the Financing, and in each case such breach (A) would result in the failure of certain conditions to the Closing to be satisfied, and (B) is not cured within thirty (30) days of Parent’s receipt of notice thereof from Veritiv; provided, however, that (1) Veritiv is not then in breach of any of its covenants or agreements contained in the Merger Agreement or (2) there will not be nor has there been any inaccuracy in any representation or warranty of Veritiv contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to Parent’s and Merger Subsidiary’s obligations to consummate the Merger; or

•
each of the following occur:

•
the Marketing Period (as defined in the section of this proxy statement captioned “The Merger Agreement — Marketing Period”) has ended;

•
the Closing has not occurred on or prior to the date required pursuant to the Merger Agreement;

•
all of the mutual conditions precedent to the parties’, and all conditions precedent to each of Parent’s and Merger Subsidiary’s, obligations to effect the Closing have been (and remain) satisfied or, to the extent permissible, waived (other than conditions that by their nature are to be satisfied by actions taken at the Closing, but which are then capable of being satisfied);

•
Veritiv has irrevocably notified Parent in writing at least three (3) business days prior to such termination that Veritiv is ready, willing and able to consummate, and will consummate, the Closing and that all of the conditions precedent to Veritiv’s obligations to effect the Closing have been satisfied or irrevocably waived, and Veritiv intends to terminate the Merger Agreement pursuant to this bullet; and

•
Parent fails to consummate the Closing within three (3) business days following receipt of such irrevocable written notice.

Parent Enforcement Expenses
If Veritiv fails to pay the Company Termination Fee, and in order to obtain such payment Parent commences a legal proceeding against Veritiv that results in a judgment for monetary damages against Veritiv requiring Veritiv to pay any such amount, Veritiv must also pay to Parent all reasonable and documented out-of-pocket costs and expenses incurred by Parent in connection with such legal proceeding, together with interest on such unpaid amount at the publicly announced prime rate as published by the Eastern Edition of The Wall Street Journal (the “Prime Rate”) from the date such amount was required to be paid under the Merger Agreement to (but excluding) the payment date (collectively, the “Parent Enforcement Expenses”). In no event will Veritiv or any other member of the Company Group be required to pay more than $5,000,000 (the “Expenses Cap”) in respect of the Parent Enforcement Expenses.
Company Enforcement Expenses
If Parent fails to pay the Parent Termination Fee to the extent and when due pursuant to the Merger Agreement, and in order to obtain such payment Veritiv commences a legal proceeding against Parent or Merger Subsidiary that results in a judgment against Parent or Merger Subsidiary requiring Parent or Merger Subsidiary to pay any such amount, Parent must also pay to Veritiv all reasonable and documented out-of-pocket costs and expenses incurred by Veritiv in connection with such legal proceeding, together with interest on such unpaid amount at the Prime Rate from the date such amount was required to be paid under the Merger Agreement to (but excluding) the payment date (collectively, the “Company Enforcement Expenses”). In no event will Parent or any other member of the Parent Group be required to pay more than the Expenses Cap in respect of the Company Enforcement Expenses.
Specific Performance (See page 105)
The parties to the Merger Agreement agreed that, prior to the valid termination of the Merger Agreement, the Company may seek and obtain an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Equity Financing contemplated by the Equity Commitment Letter to be funded at the Closing and to specifically enforce Parent’s obligation to consummate the Closing at the time the Closing is required to occur on the terms and conditions set forth in the Merger Agreement, in each case, if and only if (and only so long as):
•
Parent fails to consummate the Closing on or prior to the date required pursuant to the Merger Agreement;

•
all of the mutual conditions precedent to the parties’, and all conditions precedent to each of Parent’s and Merger Subsidiary’s, obligations to effect the Closing have been (and remain) satisfied or, to the extent permissible, waived (other than conditions that by their nature are to be satisfied by actions taken at the Closing, but which are then capable of being satisfied);

•
the Debt Financing has been funded in accordance with the terms and conditions thereof or will be funded at the Closing in accordance with the terms and conditions of the Debt Commitment Letter if the Equity Financing contemplated by the Equity Commitment Letter is funded, in each case in accordance with the terms thereof and in an aggregate amount sufficient to fund the Required Amounts;

•
the Company has irrevocably notified Parent in writing that the Company is ready, willing and able to consummate, and will consummate, the Closing in accordance with the terms of the Merger Agreement and, if the Debt Financing and Equity Financing are funded, the Company will take such actions that are required of it by the Merger Agreement to consummate the Closing, as of such date, pursuant to the terms of the Merger Agreement; and

•
Parent fails to consummate the Closing within three (3) business days following receipt of such irrevocable notice.

Support Agreement (See page 106)
Concurrently with the execution and delivery of the Merger Agreement, the Company and Parent entered into that certain Voting and Support Agreement, dated as of August 6, 2023 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Support Agreement”) (a copy of which is attached as Annex C to this proxy statement), with certain Company Stockholders affiliated with The Baupost Group, L.L.C. (“Baupost”) (collectively, the “Baupost Stockholders”), pursuant to which, among other things, the Baupost Stockholders agreed, subject to the terms and conditions of the Support

Agreement, to, and to cause their controlled affiliates to, unconditionally and irrevocably affirmatively vote or execute consents with respect to all shares of Common Stock owned by them in favor of, among other things, the Merger Proposal. For more information, please see the section of this proxy statement captioned “The Merger Agreement — Support Agreement.” For more information regarding the security ownership of the Baupost Stockholders, please see the section of this proxy statement captioned “Security Ownership of Certain Beneficial Owners and Management.”
Beneficial Ownership (See page 108)
At the close of business on September 5, 2023, the Company’s directors and executive officers were entitled to vote 168,827 shares of Common Stock, or approximately 1.2% of the shares of Common Stock issued and outstanding on that date. The Company expects that its directors and executive officers will vote all of their respective shares of Common Stock in favor of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal at the Special Meeting, although none of the directors and executive officers are obligated to do so.
In addition, pursuant to the Support Agreement, the Baupost Stockholders (which collectively own 3,324,324 shares of Common Stock representing approximately 24.5% of the Company’s Shares of Common Stock as of August 6, 2023) have agreed, subject to the terms and conditions thereof, to vote all shares of Common Stock held by the Baupost Stockholders as of such date in favor of the Merger Proposal at the Special Meeting. For a more complete discussion of the Support Agreement, please see “The Merger Agreement — Support Agreement.”
Stock Exchange Delisting; Deregistration (See page 98)
Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under the laws and rules and policies of the NYSE to cause the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.
Appraisal Rights (See page 113)
Under the DGCL, a Company Stockholder who does not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of its shares of Common Stock as determined by the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) if the Merger is completed, but only if such stockholder strictly complies with the procedures set forth in Section 262 of the DGCL (“Section 262”). This appraisal amount could be more than, the same as or less than the Merger Consideration. Any Company Stockholder or beneficial owner of Shares intending to exercise appraisal rights must, among other things, submit a written demand for an appraisal to the Company prior to the vote on the Merger Proposal at the Special Meeting and must not vote or otherwise submit a proxy in favor of the Merger Proposal. Your failure to follow exactly the procedures specified under the DGCL will result in the loss of your appraisal rights. Company Stockholders or beneficial owner of Shares who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for perfecting and exercising appraisal rights are described in additional detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which is attached to this proxy statement as Annex D. The full text of Section 262 of the DGCL is also accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. For more information regarding appraisal rights, please see “Appraisal Rights.”
Market Price of the Common Stock
The closing trading price of a share of Common Stock on the NYSE on August 4, 2023, the last trading day before the Merger Agreement was approved by the Board of Directors, was $141.21 per share. On [•], 2023, which is the latest practicable trading day before this proxy statement was printed, the closing price of a share of Common Stock on the NYSE was $[•]. You are encouraged to obtain current market quotations for the Common Stock in connection with voting your shares of Common Stock.
Additional Information (page 120)
You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the website maintained by the SEC at www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND MERGER
The following questions and answers briefly address some commonly asked questions about the Special Meeting and the Merger. They may not include all the information that is important to Veritiv Stockholders. Veritiv Stockholders should carefully read this entire proxy statement, including the annexes and the other documents referred to herein incorporated by reference.
Q:
Why am I receiving this proxy statement?

A:
You are receiving this proxy statement in connection with a solicitation of proxies by the Company in favor of the Merger Proposal and the other matters to be voted on at the Special Meeting. The Merger Agreement contains terms governing the Merger and is attached to this proxy statement as Annex A.

In order to complete the Merger, among other things, Company Stockholders must adopt the Merger Agreement in accordance with the DGCL. This proxy statement, which you should carefully read in its entirety, contains important information about the Special Meeting, the Merger and other matters.
Q:
What will happen in the Merger?

A:
Under the Merger Agreement, Merger Subsidiary will merge with and into the Company, the separate corporate existence of Merger Subsidiary will cease and the Company will continue as an indirect wholly owned subsidiary of Parent. At the Effective Time, each share of Common Stock, issued and outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock held by Veritiv as treasury stock or owned by any subsidiary of Veritiv or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) shares of Common Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL) will be automatically cancelled and converted into the right to receive the Merger Consideration. For a more complete discussion of the proposed Merger, its effects and the other transactions contemplated by the Merger Agreement, please see “The Merger” elsewhere in this proxy statement.

Q:
What are Company Stockholders being asked to vote on?

A:
The Company is holding the Special Meeting to vote on the Merger Proposal, pursuant to which each outstanding share of Common Stock will be cancelled and converted into the right to receive the Merger Consideration. Company Stockholders will also be asked to approve the Advisory Compensation Proposal and the Adjournment Proposal.

Your vote is very important, regardless of the number of shares of Common Stock that you own. The approval of the Merger Proposal by the holders of a majority of the outstanding shares of Common Stock is a condition to the closing of the Merger.
Q:
How important is my vote as a Company stockholder?

A:
Your vote “FOR” each proposal presented at the Special Meeting is very important, and you are encouraged to submit a proxy as soon as possible. The Merger cannot be completed without the approval of the Merger Proposal by the Company Stockholders.

Q:
What constitutes a quorum, and what vote is required to approve each proposal at the Special Meeting?

A:
The holders of a majority of the voting power of the shares of Common Stock as of the Record Date and entitled to vote must be represented at the Special Meeting in person or by proxy in order to constitute a quorum. Virtual attendance by Company Stockholders of record as of the Record Date at the Special Meeting will constitute presence in person for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Shares of beneficial owners who hold such shares in “street name” through a bank, broker, trust or other nominee and who fail to give voting instructions to their bank, broker, trust or other nominee will not be counted towards a quorum. Beneficial owners who virtually attend the Special Meeting will not count towards a quorum unless they instruct their shares or hold a legal proxy executed by their bank, broker, trust or other nominee.

Approval of the Merger Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock as of the Record Date. Accordingly, a Company Stockholder’s abstention from voting or the failure of a Company Stockholder to vote (including the failure of a Company Stockholder who holds shares in “street name” through a bank, broker, trust or other nominee to give any voting instructions to that bank, broker, trust or other nominee) will have the same effect as a vote “AGAINST” the Merger Proposal.
Approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy, assuming a quorum is present. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy. Accordingly, with respect to a Company Stockholder who is present in person or represented by proxy at the Special Meeting and who abstains, such Company Stockholder’s abstention will be counted in connection with the determination of whether a quorum is present and will have the same effect as a vote “AGAINST” each of the Advisory Compensation Proposal and the Adjournment Proposal. However, the failure of a Company Stockholder of record who is not present in person or represented by proxy at the Special Meeting to vote on the Advisory Compensation Proposal or the Adjournment Proposal, as well as the failure of a Company Stockholder who holds shares in “street name” through a bank, broker, trust or other nominee to give any voting instructions to the bank, broker, trust or other nominee, will have no effect on either of the Advisory Compensation Proposal or the Adjournment Proposal.
Q:
How can I attend the Special Meeting?

A:
Company Stockholders as of the Record Date may attend, vote and submit questions virtually at the Special Meeting by logging in at [•]. To log in, Company Stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or notice. If you are not a Company Stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.

Q:
Are there any Company Stockholders who have already committed to voting in favor of any of the proposals at the Special Meeting?

A:
Yes.   Contemporaneously with the execution of the Merger Agreement, the Company and Parent entered into a Support Agreement (a copy of which is attached as Annex C to this proxy statement) with the Baupost Stockholders, pursuant to which the Baupost Stockholders agreed, among other things, subject to the terms and conditions thereof, to, and to cause their controlled affiliates to, unconditionally and irrevocably affirmatively vote or execute consents with respect to all shares of Common Stock owned by them in favor of, among other things, the Merger Proposal at the Special Meeting. The Baupost Stockholders beneficially and collectively owned approximately 24.5% of the outstanding shares of Common Stock as of August 6, 2023. For more information, please see “The Merger Agreement — Support Agreement.”

Q:
What will Company Stockholders receive if the Merger is completed?

A:
If the Merger is completed, shares of Common Stock outstanding at the Effective Time will automatically be converted into right to receive the Merger Consideration of $170 per share in cash, without interest, unless the holder of such shares exercises and perfects its appraisal rights under the DGCL. Any shares of Common Stock held by Veritiv as treasury stock or owned, directly or indirectly, by any subsidiary of the Company or by Parent immediately prior to the Effective Time will automatically be cancelled and retired and will not be entitled to receive the Merger Consideration.

For more information regarding the Merger Consideration to be received by Company Stockholders if the Merger is completed, please see “The Merger Agreement — Merger Consideration.”
Q:
How does the Board of Directors recommend that I vote at the Special Meeting?

A:
The Board of Directors unanimously recommends that you vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. For additional information regarding the recommendation of the Board of Directors, please see “The Merger — Recommendation of the Board of Directors and its Reasons for the Merger.”
Q:
Who is entitled to vote at the Special Meeting?

A:
All holders of shares of Common Stock who held shares at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting. Each such holder of Common Stock is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Common Stock that such holder owned of record as of the Record Date. Please see “The Special Meeting of Veritiv’s Stockholders — Voting at the Special Meeting” for instructions on how to vote your shares without attending the Special Meeting.

Q:
What is a proxy?

A:
A stockholder’s legal designation of another person to vote shares of such stockholder’s common stock at a special or annual meeting is referred to as a proxy. The document used to designate a proxy to vote your shares of common stock is called a proxy card.

Q:
How many votes do I have for the Special Meeting?

A:
Each Company Stockholder is entitled to one vote for each share of Common Stock held of record as of the close of business on the Record Date for each proposal. As of the close of business on the Record Date, there were [•] outstanding shares of Common Stock.

Q:
What happens if the Merger is not completed?

A:
If the Company Stockholders do not approve the Merger Proposal or if the Merger is not completed for any other reason, the Company Stockholders will not receive any Merger Consideration for their shares of Common Stock in connection with the Merger. Instead, the Company expects that its management will operate the Company’s business in a manner similar to that in which it is being operated today and the Company will remain an independent public company, the Common Stock will continue to be listed and traded on the NYSE, the Common Stock will continue to be registered under the Exchange Act and the Company Stockholders will continue to own their shares of the Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Common Stock. Under certain circumstances, if the Merger is not completed, the Company may be obligated to pay to Parent a termination fee or to reimburse Parent for certain expenses. Similarly, under certain circumstances, if the Merger is not completed, Parent may be obligated to pay to the Company a termination fee or to reimburse Parent for certain expenses. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees and Enforcement Expenses; Limitations on Liability.”

Q:
How can I vote my shares and participate at the Special Meeting?

A:
If you are a Company Stockholder of record as of the close of business on the Record Date, you may submit your proxy before the Special Meeting in one of the following ways:

•
Telephone-use the toll-free number shown on your proxy card;

•
Internet-visit the website shown on your proxy card to vote via the Internet; or

•
Mail-complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

If you are a Company Stockholder of record, you may also cast your vote virtually at the Special Meeting by following the instructions at [•]. If you decide to attend the Special Meeting virtually and vote at the meeting, your vote will revoke any proxy previously submitted.
The Special Meeting will begin promptly at [•] [a.m./p.m.], Eastern Time, on [•], 2023. The Company encourages the Company Stockholders to access the meeting prior to the start time, leaving ample time for check-in. Please follow the instructions as outlined in this proxy statement. Even if you plan to attend the Special Meeting virtually, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting.

Q:
How can I vote my shares without attending the Special Meeting?

A:
Whether you hold your shares directly as a Company Stockholder of record of the Company or beneficially in “street name,” you may direct your vote by proxy without attending the Special Meeting. You can vote by proxy by mail, over the Internet or by telephone by following the instructions provided on the enclosed proxy card. Please note that if you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, trust or other nominee. Additional information on voting procedures can be found under “Special Meeting of Veritiv’s Stockholders.”

Q:
When and where is the Special Meeting? What must I bring to attend the Special Meeting?

A:
The Special Meeting will be held virtually at [•], on [•], 2023, at [•] [a.m./p.m.], Eastern Time. There is no physical location for the Special Meeting. Online access will begin at [•] [a.m./p.m.], Eastern Time, and the Company encourages its stockholders to access the meeting prior to the start time.

Even if you plan to attend the Special Meeting virtually, the Company recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting.
Q:
What is the difference between holding shares as a Company Stockholder of record and as a beneficial owner of shares held in “street name”?

A:
If your shares are registered directly in your name with the Company’s transfer agent, Computershare Inc., you are considered the shareholder of record of those shares, and proxy materials are being sent directly to you. As a shareholder of record, you have the right to grant your voting proxy directly to the persons named as proxy holders to vote at the Special Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name,” and proxy materials are being forwarded to you by your broker or other nominee who is considered the shareholder of record of those shares. If your shares are held in “street name” in a stock brokerage account or by a bank or other nominee, you must provide your bank, broker, trust or other nominee with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Q:
If my shares of Common Stock are held in “street name” by my bank, broker, trust or other nominee, will my bank, broker, trust or other nominee automatically vote those shares for me?

A:
No.   Under the rules of the NYSE, a bank, broker or other nominee does not have discretionary authority to vote on “non-routine” matters without specific instructions from its customers and all of the matters to be considered at the special meeting are “non-routine” for this purpose. If you provide voting instructions to your broker, bank or other nominee on one or more of the proposals but not on one or more of the other proposals, then your shares will be counted as present for the purposes of determining a quorum but will not be voted on any proposal for which you fail to provide instructions. To make sure that your shares are voted with respect to each of the proposals, you should instruct your bank, broker, trust or other nominee how you wish to vote your shares in accordance with the procedures provided by your bank, broker, trust or other nominee regarding the voting of your shares.

The effect of not instructing your bank, broker, trust or other nominee how you wish to vote your shares will be the same as a vote “AGAINST” the Merger Proposal and will not have any effect on the outcome of the Adjournment Proposal or the Advisory Compensation Proposal. If you instruct your bank, broker, trust or other nominee on how you wish to vote your shares on some but not all proposals, this will have the same effect as voting “AGAINST” the Merger Proposal, but will have no effect on the Advisory Compensation Proposal or the Adjournment Proposal.
Q:
What should I do if I receive more than one set of voting materials for the Special Meeting?

A:
If you hold shares of Common Stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Special Meeting.

Record Holders.   For shares held directly, please complete, sign, date and return each proxy card, or you may cast your vote by telephone or Internet as provided on each proxy card, or otherwise follow the voting instructions provided in this proxy statement in order to ensure that all of your shares of Common Stock are voted.
“Street name” Holders.   For shares held in “street name” through a bank, broker, trust or other nominee, you should follow the procedures provided by your bank, broker, trust or other nominee to vote your shares.
Q:
If a Company Stockholder gives a proxy, how are the shares of Common Stock voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. When completing the proxy card or the Internet or telephone processes, you may specify whether your shares of Common Stock should be voted for or against, or abstain from voting on, all, some or none of the specific items of business to come before the Special Meeting.

Q:
How will my shares of Common Stock be voted if I return a blank proxy?

A:
If you sign, date and return your proxy card and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

Q:
Can I change my vote of shares of Common Stock after I have submitted my proxy?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the vote at the Special Meeting by:

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delivering written notice of revocation to the Company’s Corporate Secretary, bearing a date later than the proxy, stating that you revoke the proxy, which must be filed with the Company’s Corporate Secretary before the Special Meeting begins;

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submitting a later-dated proxy relating to the same shares by mail, telephone or the internet prior to the vote at the Special Meeting; or

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attending the Special Meeting and voting (although attendance at the meeting will not, by itself, revoke a proxy).

You should send any written notice or a new proxy card to the Company’s Corporate Communications department in writing at Veritiv Corporation, 1000 Abernathy Road NE, Building 400, Suite 1700, Atlanta, Georgia 30328, or follow the instructions provided on your proxy card to submit a proxy by telephone or via the internet. You may request a new proxy card by calling Innisfree M&A Incorporated: Company Stockholders call toll-free at (888) 750-5834. Banks and brokers can call collect at (212) 750-5833.
For more information, please see “The Special Meeting of Veritiv’s Stockholders — Revocation of Proxies.”
Q:
If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker, trust or other nominee?

A:
If your shares are held in the name of a bank, broker, trust or other nominee and you previously provided voting instructions to your bank, broker, trust or other nominee, you should follow the instructions provided by your bank, broker, trust or other nominee to revoke or change your voting instructions.

Q:
Where can I find the voting results of the Special Meeting?

A:
The preliminary voting results for the Special Meeting will be announced at the Special Meeting. In addition, within four (4) business days of the Special Meeting, the Company intends to file the final voting results of the Special Meeting with the SEC on a Current Report on Form 8-K.

Q:
Am I entitled to appraisal rights?

A:
Yes. Under Section 262 of the DGCL, a Company Stockholder (including a Company Stockholder who holds shares in “street name” through a bank, broker, trust or other nominee) who does not vote in favor of the Merger Proposal will be entitled to seek appraisal of its shares of Common Stock if such Company Stockholder takes certain actions and certain criteria are satisfied. For more information, see the section entitled “Appraisal Rights” and Annex D of this proxy statement.

Q:
Do any of the officers or directors of the Company have interests in the Merger that may differ from or be in addition to my interests as a Company Stockholder?

A:
Yes. In considering the recommendation of the Board of Directors that the Company Stockholders vote to approve the Merger Proposal, the Company Stockholders should be aware that the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of the Company Stockholders generally. The Board of Directors was aware of and considered these differing interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in unanimously recommending that the Merger Agreement be approved and adopted by the Company Stockholders. See “The Merger — Interests of Executive Officers and Directors of Veritiv in the Merger.”

Q:
Why am I being asked to vote on the Advisory Compensation Proposal?

A:
SEC rules require the Company to seek approval on a non-binding, advisory basis with respect to certain payments that will or may be made to the Company’s named executive officers in connection with the Merger. Approval of the Advisory Compensation Proposal is not required to complete the Merger.

Q:
What happens if I sell my shares of Common Stock after the Record Date but before the Special Meeting?

A:
The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting, but you will not receive the Merger Consideration.

Q:
When is the Merger expected to be completed?

A:
The Company and Parent are working to be in a position to complete the Merger as quickly as possible after the Special Meeting. The Company currently anticipates that the Merger will be completed in the fourth quarter of 2023. In order to complete the Merger, we must obtain the Company Stockholders’ approval of the Merger Proposal, approval under the HSR Act, and the Required Regulatory Approvals, and a number of other closing conditions under the Merger Agreement, including the completion of a twenty (20) business day Marketing Period allotted to the Parent and Merger Subsidiary for purposes of marketing the Debt Financing, must be satisfied or waived. See “The Merger Agreement — Closing and Effective Time,” “The Merger Agreement — Marketing Period” and “The Merger Agreement — Conditions to the Closing of the Merger.” Accordingly, there can be no assurances that the Merger will be completed at all, or if completed, that it will be completed in the fourth quarter of 2023.

Q:
What are the United States federal income tax consequences of the Merger to Veritiv’s U.S. stockholders?

A:
The receipt of cash by U.S. holders (as defined in “The Merger — Certain U.S. Federal Income Tax Consequences of the Merger”) in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder who receives cash in exchange for shares of Common Stock pursuant to the Merger will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received in the Merger and (ii) the U.S. holder’s adjusted tax basis in its Common Stock exchanged therefor. Payments made to a non-U.S. holder in exchange for shares of Common Stock pursuant to the Merger generally will not be subject to U.S. federal income tax unless you have certain connection with the United States.

This proxy statement contains a general discussion of certain U.S. federal income tax consequences of the Merger. No information is provided with respect to the tax consequences of the Merger under any U.S. federal law other than income tax laws (including, for example the U.S. federal estate, gift, Medicare, and alternative minimum tax laws), or any applicable state, local, or foreign tax laws. Consequently, holders should consult their tax advisor as to the tax consequences of the Merger relevant to their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, non-U.S. or other tax laws and of changes in those laws.
Q:
What is householding and how does it affect me?

A:
The Company is sending only one copy of this proxy statement to Company Stockholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a household mailing and you would like to have additional copies of this proxy statement mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to the Corporate Secretary of Veritiv Corporation at (770) 391-8200 or by mail to 1000 Abernathy Road NE, Building 400, Suite 1700, Atlanta, Georgia 30328. You may also contact us in the same manner if you received multiple copies of this proxy statement and would prefer to receive a single copy of future mailings.

Q:
What should I do now?

A:
You should read this proxy statement carefully and in its entirety, including the annexes, and return your completed, signed and dated proxy card by mail in the enclosed postage-paid envelope, or you may submit your voting instructions by telephone or over the Internet as soon as possible so that your shares will be voted in accordance with your instructions.

Q:
Whom do I call if I have questions about the Special Meeting or the Merger?

A:
If you are a Company Stockholder and have questions about the Special Meeting or the Merger, or desire additional copies of this proxy statement or additional proxy cards, you may contact the Company’s proxy solicitation agent:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll-free at (888) 750-5834
Banks and brokers can call collect at (212) 750-5833
You may also wish to consult your legal, tax and/or financial advisors with respect to any aspect of the Merger, the Merger Agreement or other matters discussed in this proxy statement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This proxy statement, and any document to which Veritiv refers in this proxy statement, contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, including strategies or plans as they relate to the Merger. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “predict,” “budget,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “continue,” “project,” “projection,” “goal,” “model,” “target,” “potential,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “are likely” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and convey the uncertainty of future events or outcomes, although not all forward-looking statements contain such identifying words. These forward-looking statements are and will be, subject to many risks, uncertainties and factors which may cause future events to be materially different from these forward-looking statements or anything implied therein. These risks and uncertainties include, but are not limited to:
•
uncertainties as to the timing of the Merger;

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the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Merger that could reduce the anticipated benefits of or cause the parties to abandon the Merger;

•
risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals or the Company Stockholders’ approval of the Merger Proposal) in the anticipated timeframe or at all;

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the risk that any announcements relating to the Merger could have adverse effects on the market price of the Common Stock;

•
any difficulties of Parent in obtaining any necessary financing for the Merger, including as a result of uncertainty or adverse developments in the credit and capital markets or otherwise;

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disruption from the Merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel;

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the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including in certain circumstances requiring the Company to pay a termination fee;

•
risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger;

•
significant transaction costs;

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the risk of litigation and/or regulatory actions related to the Merger;

•
global economic conditions;

•
adverse industry and market conditions;

•
the ability to retain management and other personnel; and

•
other economic, business, or competitive factors, including factors described in the Company’s filings with the SEC, such as its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. See the section entitled “Where You Can Find More Information” for documents incorporated by reference into this proxy statement.

While the list of risks and uncertainties presented here is considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. Any forward-looking statements in this proxy statement are based upon information available to the Company on the date of this proxy statement. Subject to applicable law, the Company does not undertake to publicly update or revise its forward-looking statements.

THE PARTIES TO THE MERGER
Veritiv Corporation
Veritiv Corporation, incorporated in Delaware and headquartered in Atlanta, is a leading North American business-to-business full-service provider of value-added packaging products, and services, as well as facility solutions and print-based products and services. Serving customers in a wide range of industries both in North America and globally, Veritiv has distribution centers throughout the U.S. and Mexico, and team members around the world. Veritiv’s Common Stock is listed and traded on the NYSE under the ticker symbol “VRTV.” The Company has its executive offices located at 1000 Abernathy Road NE Building 400, Suite 1700, Atlanta, Georgia 30328, and can be reached by phone at (770) 991-8200.
Verde Purchaser, LLC
Parent was formed on August 2, 2023, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the Equity Financing and Debt Financing in connection with the Merger. Parent’s principal executive office is located at 375 Park Avenue, 18th Floor, New York, New York 10152, and its telephone number is (212) 407-5200.
Verde Merger Sub, Inc.
Merger Subsidiary is a wholly owned subsidiary of Parent and was formed on August 2, 2023, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the Equity Financing and Debt Financing in connection with the Merger. Merger Subsidiary’s principal executive office is located at 375 Park Avenue, 18th Floor, New York, New York 10152, and its telephone number is (212) 407-5200.

THE SPECIAL MEETING OF VERITIV’S STOCKHOLDERS
General
This proxy statement is first being mailed on or about [•], 2023 and constitutes notice of the Special Meeting in conformity with the requirements of the DGCL and the Company’s Amended and Restated Bylaws (the “Bylaws”).
This proxy statement is being provided to Company Stockholders as part of a solicitation of proxies by the Board of Directors for use at the Special Meeting and at any adjournment or postponement of the Special Meeting. Company Stockholders are encouraged to read this entire proxy statement carefully, including the annexes hereto, for more detailed information regarding the Merger Agreement and the Transactions.
Date, Time and Place
The Special Meeting will be held virtually at [•], on [•], 2023, at [•] [a.m./p.m.], Eastern Time. The Special Meeting can be accessed by visiting [•], where Company Stockholders will be able to participate and vote online. This proxy statement is first being furnished Company Stockholders on or about [•], 2023.
Purpose of the Special Meeting
At the Special Meeting, Company Stockholders will be asked to consider and vote on the following:
•
the Merger Proposal;

•
the Advisory Compensation Proposal; and

•
the Adjournment Proposal.

The Company will transact no other business at the Special Meeting except such business as may properly be brought before the Special Meeting or any adjournment or postponement thereof. This proxy statement, including the Merger Agreement attached hereto as Annex A, contains further information with respect to these matters.
Recommendation of the Board of Directors
The Board of Directors has unanimously: (i) determined that the Merger Agreement and the Transactions are advisable, fair to and in the best interests of the Company and the Company Stockholders; (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions; (iii) declared advisable the Merger Agreement and the Transactions; (iv) approved the execution and delivery of the Support Agreement by the parties thereto (and the consummation of the transactions contemplated thereby); (v) resolved to recommend that the Company Stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger; and (vi) directed that the Merger Agreement be submitted to the Company Stockholders for their approval. A description of factors considered by the Board of Directors in reaching its decision to approve and declare advisable the foregoing proposals can be found in “The Merger — Recommendation of the Board of Directors and its Reasons for the Merger” beginning on page 44.
The Board of Directors unanimously recommends that the Company Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal at the Special Meeting.
The Merger is conditioned on, among other things, the approval of the Merger Proposal at the Special Meeting by the Company Stockholders. If the Company Stockholders fail to approve the Merger Proposal by the requisite vote, the Merger will not occur.
Record Date; Stockholders Entitled to Vote
Only holders of Common Stock at the close of business on [•], 2023, the Record Date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. At the close of business on the Record Date, [•] shares of Common Stock were issued and outstanding.
Holders of Common Stock are entitled to one vote for each share of Common Stock they own at the close of business on the Record Date.
A complete list of Company Stockholders entitled to vote at the Special Meeting will be available for a period of at least ten (10) days prior to the Special Meeting during normal business hours at the Company’s principal executive offices. A Company Stockholder may examine the list for any legally valid purpose related to the Special Meeting.
Quorum; Adjournment
The presence at the Special Meeting of the holders of a majority of the voting power of the shares of Common Stock as of the Record Date and entitled to vote and represented in person or by proxy, will constitute a quorum. Virtual attendance by Company Stockholders of record as of the Record Date at the Special Meeting will constitute presence in person for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Shares of beneficial owners who hold such shares in “street name” through a bank, broker, trust or other nominee and who fail to give voting instructions to their bank, broker, trust or other nominee will not be counted towards a quorum. Beneficial owners who virtually attend the Special Meeting will not count towards a quorum unless they give voting instructions to their bank, broker, trust or other nominee or hold a legal proxy executed by their bank, broker, trust or other nominee. There must be a quorum for business to be conducted at the Special Meeting.
The person presiding at the meeting may adjourn the meeting from time to time, whether or not there is such a quorum. Failure of a quorum to be represented at the Special Meeting will result in an adjournment of the Special Meeting and may subject the Company to additional expense. Even if a quorum is present, the Special Meeting may also be adjourned in order to provide more time to solicit additional proxies in favor of approval of the Merger Proposal if sufficient votes are cast in favor of the Adjournment Proposal or the person presiding at the meeting so moves.
Notice need not be given of the adjourned meeting (including an adjournment taken to address a technical failure) if the time and place, if any, thereof, and the means of remote communication, if any, by which Company Stockholders and proxy holders may be deemed to be present in person or represented by proxy and vote at the adjourned meeting are (a) announced at the meeting at which the adjournment is taken or (b) displayed during the time scheduled for the meeting on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication, unless the adjournment is for more than thirty (30) days, in which case a notice of the adjourned meeting will be given to each Company Stockholder of record entitled to vote at the meeting. If, after the adjournment, a new record date for the Company Stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors must fix a record date for notice of the adjourned meeting in accordance with the Bylaws and provide a new notice of the adjourned meeting to each Company Stockholder of record entitled to vote at the adjourned meeting. In addition, the Special Meeting could be postponed before it commences.
If the Special Meeting is adjourned or postponed for the purpose of soliciting additional votes, Company Stockholders who have already submitted their proxies will be able to revoke them prior to the final vote on the proposals. See “The Special Meeting of Veritiv’s Stockholders — Revocation of Proxies.” If you submit your proxy over the Internet or by telephone or submit a properly executed proxy card, even if you abstain from voting, your shares will be counted as present for purposes of determining whether a quorum exists at the Special Meeting.
Required Vote
Approval of the Merger Proposal requires the affirmative vote of holders of a majority of the shares of Common Stock outstanding and entitled to vote as of the close of business on the Record Date. Accordingly, with respect to a Company Stockholder who is present in person or represented by proxy at the Special Meeting, such Company Stockholder’s abstention from voting will have the same effect as a vote “AGAINST” the Merger Proposal. Additionally, the failure of a Company Stockholder who holds shares in “street name” through a bank, broker, trust or other nominee to give voting instructions to the bank, broker, trust or other nominee will have the same effect as a vote “AGAINST” the Merger Proposal.
Under the Bylaws, approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy, assuming a quorum is present. Additionally, the Bylaws dictate that approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy. Accordingly, with respect to a Company Stockholder who is present in person or represented by proxy at the Special Meeting and who abstains, such Company Stockholder’s abstention will be counted in connection with the determination of whether a quorum is present and will have the same effect as a vote “AGAINST” each of the Advisory Compensation Proposal and the Adjournment Proposal. However, the failure of a Company Stockholder of record who is not present in person or represented by proxy at the Special Meeting to vote on either proposal, as well as the failure of a Company Stockholder who holds shares in “street name” through a bank, broker, trust or other nominee to give any voting instructions to the bank, broker, trust or other nominee, will have no effect on either of the Advisory Compensation Proposal or the Adjournment Proposal.
The Merger is conditioned on, among other things, the approval of the Merger Proposal at the Special Meeting. The Advisory Compensation Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal set forth in this proxy statement. The Merger is not conditioned on approval of the Advisory Compensation Proposal or the Adjournment Proposal. Regardless of whether a quorum is present at the Special Meeting, the person presiding at the meeting may also adjourn the Special Meeting.
Pursuant to the Support Agreement, the Baupost Stockholders (which collectively own 3,324,324 shares of Common Stock representing approximately 24.5% of the Company’s Shares of Common Stock as of August 6, 2023) have agreed, subject to the terms and conditions thereof, to, among other things, vote all shares of Common Stock held by the Baupost Stockholders as of such date in favor of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal at the Special Meeting. For a more complete discussion of the Support Agreement, please see “The Merger Agreement — Support Agreement.”
Abstentions and Broker Non-Votes
An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. At the Special Meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Abstaining from voting will have the same effect as voting “AGAINST” the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal.
If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will be voted in accordance with the Board of Director’s recommendation with respect to each proposal and consequently will be voted “FOR” each of (i) the Merger Proposal, (ii) the Advisory Compensation Proposal and (iii) the Adjournment Proposal.
If a beneficial owner of shares of Common Stock held in “street name” by a bank, broker or other nominee does not provide the organization that holds the owner’s shares with specific voting instructions, then, under applicable rules, the organization that holds the owner’s shares may generally vote on “discretionary” matters but cannot vote on “non-discretionary” matters. The rules applicable to banks, brokers and other nominees only provide them with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals described in this proxy statement is considered non-routine. As a result, banks, brokers and other nominees holding shares in “street name” will be prohibited from voting uninstructed shares with respect to any of the proposals described in this proxy statement. Accordingly, if a beneficial owner of shares of Common Stock held in “street name” does not give voting instructions to the bank, broker, trust or other nominee, then those shares will not be counted as present in person or by proxy at the Special Meeting and accordingly will not count as present for purposes of determining whether a quorum exists and will have no effect on the outcome of the Advisory Compensation Proposal and the Adjournment Proposal but will have the same effect as voting “AGAINST” the Merger Proposal.

Failure to Vote
If you are a Company Stockholder of record and you do not sign and return your proxy card or vote over the Internet, by telephone or at the Special Meeting, your shares of Common Stock will not be voted at the Special Meeting, will not be counted as present in person or by proxy at the Special Meeting and will not be counted as present for purposes of determining whether a quorum exists.
For purposes of the Merger Proposal, a failure of record owners to vote, or a failure of beneficial owners to instruct their bank, broker, trust or other nominee to vote, will have the same effect as a vote “AGAINST” the Merger Proposal. A failure of record owners who are not present in person or represented by proxy at the Special Meeting to vote, or a failure of beneficial owners to instruct their bank, broker, trust or other nominee to vote, will have no effect on the outcome of a vote on either of the Advisory Compensation Proposal or the Adjournment Proposal. All abstentions from voting will have the same effect as a vote “AGAINST” each of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal.
If you sign, date and return your proxy card and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
Voting by the Company’s Directors and Executive Officers
At the close of business on September 5, 2023, the Company’s directors and executive officers were entitled to vote 168,827 shares of Common Stock, or approximately 1.2% of the shares of Common Stock issued and outstanding on that date. The Company expects that its directors and executive officers will vote all of their respective shares of Common Stock in favor of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal at the Special Meeting, although none of the directors and executive officers are obligated to do so.
Voting at the Special Meeting
The Special Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Special Meeting will be held on [•] at [•] [a.m./p.m.], Eastern Time. To participate in the Special Meeting and submit questions during the Special Meeting, visit [•] and enter the 16-digit control number on the proxy card, voting instruction form or notice you received. Online check-in will begin at [•] [a.m./p.m.], Eastern Time. Please allow time for online check-in procedures. The virtual stockholder meeting format uses technology designed to increase stockholder access, save the Company and the Company Stockholders time and money, and provide the Company Stockholders rights and opportunities to participate in the meeting similar to what they would have at an in-person meeting. In addition to online attendance, the Company will provide the Company Stockholders with an opportunity to hear all portions of the official meeting, submit written questions and comments during the meeting, and vote online during the open poll portion of the meeting. Although the Company offers four (4) different voting methods, the Company encourages you to submit a proxy to vote either over the Internet or by telephone to ensure that your shares are represented and voted at the Special Meeting.
•
Submitting a Proxy by Mail:   If you choose to submit your proxy by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided. If you sign and return your proxy card without indicating how you want your shares of Common Stock to be voted with regard to a particular proposal, your shares of Common Stock will be voted in favor of such proposal.

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Submitting a Proxy by Telephone:   You may submit a proxy to vote by telephone by calling the toll-free telephone number provided on your proxy card. Please have your proxy card available for reference because you will need the validation details that are located on your proxy card in order to submit your vote by proxy by telephone. If you submit your proxy to vote by telephone, you do not have to mail in a proxy card. If you choose to submit your vote via proxy by telephone, you must do so prior to 11:59 p.m., Eastern Time, on [•], 2023. Telephone voting is available 24 hours a day.

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Submitting a Proxy by Internet:   To submit a proxy to vote over the Internet, go to the website on your proxy card and follow the steps outlined on the secured website. You will need the number included on your proxy card to obtain your records and to create an electronic voting instruction form. If you submit your proxy to vote over the Internet, you do not have to mail in a proxy card. If you choose to submit your vote via proxy over the Internet, you must do so prior to 11:59 p.m., Eastern Time, on [•], 2023.

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Voting Virtually at the Special Meeting:   To vote virtually at the Special Meeting, follow the instructions at [•]. If your shares are held by your bank, broker, trust or other nominee, you are considered the beneficial owner of shares held in “street name” and you will receive a vote instruction form from your bank, broker, trust or other nominee seeking instruction from you as to how your shares should be voted. If you sign your proxy, but do not indicate how you wish to vote, your shares will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

Revocation of Proxies
You can change or revoke your proxy at any time before the final vote at the Special Meeting. If you are the stockholder of record of your shares, you may revoke your proxy by:
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submitting another proxy over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on [•], 2023 or otherwise timely delivering a valid, later-dated proxy;

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timely delivering a written notice that you are revoking your proxy to the Company’s Corporate Secretary; or

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attending the Special Meeting and voting. Your virtual attendance at the Special Meeting will not revoke your proxy unless you give written notice of revocation to the Company’s Corporate Secretary before your proxy is exercised or unless you vote your shares in person at the Special Meeting. If you are the beneficial owner of shares held in “street name,” you should contact your bank, broker, trust or other nominee with questions about how to change or revoke your voting instructions.

Solicitation of Proxies
The Board of Directors is soliciting your proxy in connection with the Special Meeting, and the Company will bear the cost of soliciting such proxies, including the costs of printing and filing this proxy statement. The Company has retained Innisfree M&A Incorporated (“Innisfree”) as proxy solicitor to assist with the solicitation of proxies in connection with the Special Meeting. The Company estimates it will pay Innisfree a fee of approximately $30,000 plus per-call fees, in addition to the reimbursement of expenses, for these services. The Company has also agreed to indemnify Innisfree against any losses arising out of its provision of these services on the Company’s behalf. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through banks, brokers and other nominees to the beneficial owners of shares of Common Stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by certain of the Company’s directors, officers and employees, without additional compensation.
Tabulation of Votes
Computershare Inc. will tabulate the votes at the Special Meeting.
Householding of Special Meeting Materials
The Company is sending only one copy of this proxy statement to Company Stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.
If you received a household mailing from the Company and you would like to have additional copies of this proxy statement mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to the Corporate Secretary of Veritiv Corporation at (770) 391-8200 or by mail to 1000 Abernathy Road NE, Building 400, Suite 1700, Atlanta, Georgia 30328. You may also contact us in the same manner if you received multiple copies of this proxy statement and would prefer to receive a single copy of future mailings.
Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple beneficial stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you are a beneficial Company Stockholder and you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. Company Stockholders who receive a household mailing from their broker may also receive additional copies of this proxy statement by contacting the Corporate Secretary of Veritiv Corporation via the methods described above.
Questions
If you have additional questions about the Merger, need assistance in submitting your proxy or voting your shares of Common Stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Company Stockholders call toll-free at (888) 750-5834
Banks and brokers can call collect at (212) 750-5833

THE MERGER (PROPOSAL 1)
The discussion of the Merger and the Merger Agreement in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached to this proxy statement as Annex A. You should read the Merger Agreement carefully in its entirety.
Background of the Merger
As part of Veritiv’s ongoing consideration and evaluation of its long-term strategic goals and plans, the Board of Directors and Veritiv’s senior management periodically review, consider and assess Veritiv’s operations and financial performance, as well as overall industry conditions, as they may affect those strategic goals and plans. This review includes, among other matters, the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives.
On February 19, 2021, a representative of CD&R who had a prior unrelated business relationship with Stephen Macadam called Mr. Macadam to congratulate him on becoming Chairman of the Veritiv Board of Directors. In the course of that conversation, the representative of CD&R expressed a willingness to build a relationship with Veritiv based on preliminary analysis CD&R had done on Veritiv and its industry and indicated that CD&R, in light of CD&R’s experience and interest in the distribution industry, may be interested in a transaction with Veritiv if the Board of Directors were to consider possible transactions in the future. However, no proposal was made by CD&R at that time.
On March 8, 2021, a representative of CD&R and Mr. Macadam had a follow-up conversation regarding CD&R’s perspectives on Veritiv.
In March and April 2021, a representative of CD&R discussed with a representative of Baupost, as the largest and longtime holders of Common Stock, CD&R’s interest in Veritiv and Baupost’s perspectives on Veritiv. The discussion was general in nature.
On May 11, 2021, representatives of Baupost called Mr. Macadam and Charles Ward, another member of the Board of Directors, to inform them of their conversations with CD&R. Messrs. Macadam and Ward responded that the Board of Directors would likely not pursue a transaction with CD&R at that time, given the recent appointment of a new chief executive officer of Veritiv and the desire to allow Veritiv sufficient time to execute on its corporate strategy.
On or about May 12, 2021, a representative of CD&R called Mr. Macadam and expressed that CD&R remained interested in Veritiv and would be open to further discussions with Veritiv to discuss potential business opportunities.
On or about September 17, 2021, a representative of CD&R had a call with Mr. Macadam to discuss CD&R’s continued interest in Veritiv. Mr. Macadam noted that it might be beneficial for Salvatore Abbate, Veritiv’s Chief Executive Officer, to have an opportunity to meet with representatives of CD&R as part of Veritiv’s regular consideration of business opportunities and in light of CD&R’s experience and involvement in the distribution industry and prior transactions with public companies. On October 27, 2021, at the invitation of CD&R’s representatives, Messrs. Macadam and Abbate and representatives of CD&R held a dinner meeting so that Messrs. Macadam and Abbate could familiarize themselves with CD&R.
On December 6, 2021, a representative of CD&R called Mr. Macadam to discuss potential growth opportunities for Veritiv and various potential ways that CD&R could be helpful in supporting such opportunities, including providing financial and operational support for acquisitions. No proposal was made by CD&R at that time.
The Board of Directors subsequently invited representatives of CD&R to attend a portion of the upcoming meeting of the Board of Directors on February 23, 2022 so that they could make an informational presentation to the Board of Directors in connection with the Board of Directors’ consideration of potential transactions available to Veritiv.
On February 15, 2022, CD&R entered into a confidentiality agreement with Veritiv concerning discussions regarding a potential transaction involving Veritiv and CD&R or its affiliates in preparation for the upcoming meeting to be held on February 23, 2022. This confidentiality agreement contained a customary “standstill” provision prohibiting CD&R from, among other things, making any proposal to acquire Veritiv for a period of two (2) years unless specifically invited to do so on behalf of the Board of Directors, but permitted CD&R to make private offers or proposals to Veritiv following Veritiv’s entry into an agreement providing for a fundamental transaction, including any acquisition of a majority of the Common Stock. On February 17, 2023, following entry into the confidentiality agreement, CD&R received limited due diligence information about Veritiv.
On February 23, 2022, the Board of Directors met, with representatives of Veritiv’s management present. During the meeting, Veritiv’s management led a discussion on certain capital allocation options potentially available to Veritiv, including, among other things, divestitures, acquisitions and a share repurchase program. Representatives of a nationally recognized investment bank joined the meeting and provided the Board of Directors with a high-level presentation regarding various strategic alternatives potentially available to Veritiv, including possible acquisitions and transactions involving private equity sponsors. After this discussion concluded, the Board of Directors invited representatives of CD&R to join the meeting. CD&R’s representatives then gave an informational presentation to the Board of Directors describing CD&R’s experience and investment strategy and its perspectives on various potential transactions that may be available to Veritiv. No proposal was made by CD&R at that time.
On March 25, 2022, a representative of CD&R and Mr. Abbate spoke to discuss the Board of Directors’ perspectives on the potential transactions discussed by CD&R at the meeting of the Board of Directors on February 23, 2022. Mr. Abbate conveyed that while the Board of Directors would continue to consider potential transactions in the ordinary course, the Board of Directors did not perceive a compelling reason to pursue a specific transaction with CD&R at this time.
On May 17, 2022, in response to requests from CD&R for additional background information, Veritiv management provided CD&R an updated version of its investor presentation.
On September 6, 2022, a representative of CD&R called Mr. Macadam to discuss Veritiv’s business including certain challenges and opportunities facing the distribution industry generally and Veritiv specifically and noted CD&R’s preliminary view that it would be interested in pursuing a potential acquisition of Veritiv based on a per share price approaching the mid-$100s. The then current Wall Street analyst price target was $155 per share and the closing price per share of Common Stock on the NYSE on September 6, 2022 was $120.80 per share. Mr. Macadam responded that he would update the Board of Directors regarding CD&R’s interest in a potential transaction at its next regularly scheduled meeting in November of 2022.
On November 1 and 2, 2022, the Board of Directors held a regularly scheduled meeting. During that meeting, Mr. Macadam updated the Board of Directors regarding his discussion with CD&R on September 6, 2022. After consideration of CD&R’s interest in a potential transaction and discussion of how to respond to CD&R, the Board of Directors instructed Mr. Macadam to inform CD&R that it was not interested in a transaction with CD&R at that time in light of the Board of Directors’ general perspectives on the prospects for Veritiv’s businesses. Mr. Macadam subsequently informed CD&R of the Board of Directors’ response to the interest that CD&R had expressed to Mr. Macadam regarding a potential acquisition of Veritiv.
As part of its strategy to grow Veritiv’s businesses, senior management of Veritiv regularly reviews acquisition opportunities that are available to Veritiv. To this end, in early 2023, Veritiv began consideration of the potential acquisition of a large, privately-held packaging distributor, which was exploring a sale through a competitive sales process (“Acquisition A”). On March 30, 2023, after conducting preliminary due diligence, Veritiv submitted a non-binding indication of interest with respect to Acquisition A.
On or about March 20, 2023, a representative of CD&R held a discussion with a representative of Baupost, during which they again discussed CD&R’s interest in Veritiv and Baupost’s perspective on Veritiv. The discussion was general in nature.
On March 24, 2023, a representative of CD&R and Mr. Abbate held a discussion on the state of the packaging industry and overall economic cycle in general. During that discussion, the representative of CD&R reiterated CD&R’s interest in exploring a potential acquisition of Veritiv.

On April 5, 2023, a representative of Baupost met with Mr. Abbate. During this conversation, the Baupost representative informed Mr. Abbate that Baupost had received general inquiries from third parties regarding potential interest in a take-private transaction involving Veritiv and offered the viewpoint of Baupost that timing might be favorable for Veritiv to conduct a process to gauge potential interest in a transaction from a broader universe of potential buyers.
On April 25 and 26, 2023, Veritiv’s management provided CD&R with preliminary financial due diligence information relating to Veritiv’s 2023 financial forecast.
Later that month, Mr. Macadam and another member of the Board of Directors, Michael Muldowney, had a call with representatives of Baupost to discuss inquiries that Baupost had received from third parties regarding potential interest in a take-private transaction involving Veritiv. During that call, representatives of Baupost noted that an unnamed third party indicated that it was interested in potentially acquiring Veritiv. Neither Mr. Macadam nor Mr. Muldowney asked the representatives of Baupost to identify the third parties in question. Mr. Macadam noted that he would update the Board of Directors regarding these inquiries.
On April 28, 2023, a representative of CD&R contacted Mr. Macadam to express CD&R’s potential willingness to explore an acquisition of Veritiv at a price of $162.00 per share of Common Stock in cash, consistent with the then current Wall Street analyst price target. Such price also corresponded to the then all-time intraday high price per share of Common Stock of $161.84 on February 27, 2023 and represented an approximately 42% premium to the closing price per share of the Common Stock on the NYSE on April 28, 2023 of $114.87 per share. Mr. Macadam noted that he would update the Board of Directors regarding CD&R’s potential interest.
On May 3, 2023, the Board of Directors held a meeting. At that meeting, Messrs. Macadam and Muldowney reported to the Board of Directors the details of their April 27 discussion with representatives of Baupost. Mr. Macadam also relayed to the Board of Directors CD&R’s potential interest in exploring an acquisition of Veritiv. At the invitation of the Board of Directors, Morgan Stanley and two (2) other nationally recognized investment banking firms were each invited to the meeting of the Board Directors. Representatives of Morgan Stanley and the other investment banking firms delivered separate presentations to the Board of Directors regarding their perspectives on current market and trading conditions regarding Veritiv, as well as an overview of their respective prior relationships with CD&R and their qualifications to act as financial advisor to Veritiv in connection with the evaluation of strategic alternatives, including a possible sale transaction. Following their respective presentations, the representatives of Morgan Stanley and the other firms left the meeting. A representative of Alston & Bird LLP (“Alston”), counsel to Veritiv, was also present and thereafter led a discussion of the fiduciary duties of the Board of Directors in the context of evaluating potential strategic alternatives, including a possible sale transaction. After discussion of the status of due diligence and the sales process with respect to Acquisition A, and possible responses to CD&R, the Board of Directors instructed Mr. Macadam to inform CD&R that it would require a written proposal before giving a potential transaction further consideration. The Board of Directors further determined to move forward with engaging Morgan Stanley as financial advisor to Veritiv in connection with a potential transaction due to Morgan Stanley’s extensive experience in take-private situations involving private equity sponsors, as well as significant experience advising distribution businesses generally and directed Veritiv’s senior management to negotiate customary terms for the engagement. Also on May 3, 2023, as instructed by the Board of Directors, Veritiv submitted a revised, non-binding indication of interest with respect to Acquisition A.
On May 8, 2023, representatives of Morgan Stanley sent a memorandum to Alston, who in turn shared the memorandum with the Board of Directors, disclosing certain relationships between Morgan Stanley or certain of its affiliates, on the one hand, and each of Veritiv, CD&R, specified majority-controlled affiliates of CD&R or Baupost, on the other hand. The Board of Directors considered these relationships and determined these relationships would not affect the ability of Morgan Stanley to provide independent advice in connection with its engagement.
On May 16, 2023, Veritiv entered into an engagement letter with Morgan Stanley, confirming the terms pursuant to which Morgan Stanley was engaged as Veritiv’s financial advisor in connection with Veritiv’s consideration of a potential strategic transaction involving an acquisition of Veritiv.

On May 18, 2023, Mr. Macadam informed a representative of CD&R of the Board of Directors’ request for a written proposal.
On May 19, 2023, in response to Mr. Macadam’s request on behalf of the Board of Directors, CD&R provided a letter to Mr. Macadam setting forth an initial non-binding proposal to acquire Veritiv at a price of $162.00 per share of Common Stock in cash and indicating a willingness to include a “go-shop” provision in a definitive merger agreement if Veritiv granted CD&R a thirty (30) day exclusivity period to complete due diligence and negotiate definitive documentation. The closing price per share of the Common Stock on the NYSE on May 19, 2023 was $112.15 per share.
On May 25, 2023, the Board of Directors met, with members of Veritiv’s senior management and representatives of Alston and Morgan Stanley present. Senior management reviewed a preliminary draft of the financial forecasts for Veritiv with the Board of Directors. Thereafter, representatives of Morgan Stanley led a discussion regarding CD&R’s proposal and a number of other potential alternatives available to Veritiv, including acquisitions (such as Acquisition A), dispositions, a sale transaction and a standalone strategy. Following discussion of these matters, the Board of Directors determined to reject CD&R’s request for exclusivity and instructed Morgan Stanley to inform CD&R that its proposal was inadequate. Also on May 25, 2023, the Board of Directors approved and ratified the engagement letter between Veritiv and Morgan Stanley that was negotiated by Veritiv’s management and Alston.
On May 31, 2023, representatives of Morgan Stanley spoke with representatives of CD&R. The representatives of Morgan Stanley conveyed that Morgan Stanley had been engaged as financial advisor to the Board of Directors and that the Board of Directors had determined that CD&R’s offer was inadequate, CD&R would need to increase the per share price of its offer for Veritiv to engage in negotiations, and Veritiv would not agree to CD&R’s request for exclusivity at that time. The representatives of CD&R expressed CD&R’s view that its offer presented compelling value to Veritiv Stockholders based on CD&R’s views of the opportunities and challenges facing Veritiv and the printing and packaging distribution sectors more broadly and that CD&R was highly confident in its ability to finance the transaction. The representatives of CD&R further indicated that in order for CD&R to increase the per share price of its offer, it would require additional due diligence information.
On June 1, 2023, the Board of Directors met, with members of Veritiv’s senior management and representatives of Morgan Stanley and Alston present. Representatives of Morgan Stanley updated the Board of Directors on their call with CD&R and led a discussion regarding considerations in pursuing a sale at that time, taking into account, among other things, the current market environment and business outlook, valuation sensitivities and several strategic alternatives available to Veritiv, including Acquisition A, in addition to remaining a standalone company. The Board of Directors instructed management to submit a formal proposal with respect to Acquisition A and determined that Veritiv should continue engaging with CD&R with respect to a potential transaction, although further consideration would be required prior to providing additional due diligence information to CD&R or otherwise selecting any particular strategic alternative. Following the meeting of the Board of Directors, Veritiv’s management submitted a final non-binding indication of interest with respect to Acquisition A in accordance with the directions of the Board of Directors.
On June 6, 2023, at an industry conference hosted by an international investment banking firm, Messrs. Abbate and Eric Guerin, Veritiv’s Chief Financial Officer, held a number of investor meetings, including a meeting with representatives of Baupost. At this meeting, Veritiv senior management provided a general overview of industry conditions, Veritiv’s businesses and strategy and potential strategic alternatives that may be available to Veritiv.
On June 8, 2023, the Board of Directors met, with members of Veritiv’s senior management and representatives of Morgan Stanley and Alston present. Senior management provided an update to the Board of Directors on the status of Acquisition A and the discussions between representatives of Baupost and Veritiv’s senior management that occurred on June 6, 2023. The Board of Directors discussed the advisability of continuing to proceed with Acquisition A by balancing the perceived opportunities presented by Acquisition A against other considerations, including the price that Veritiv would likely be required to pay to proceed with Acquisition A and the time it would take for Veritiv and the Veritiv Stockholders to realize the benefits of Acquisition A. The Board of Directors also considered the potential impact that Acquisition

A could have on a potential sale of Veritiv, including the possibility that the continued pursuit of Acquisition A at that time could complicate or delay a potential sale of Veritiv and the potential that if Veritiv were to complete Acquisition A, it may not create additional value for the Veritiv Stockholders and could be viewed negatively by potential acquirors. After discussion, the Board of Directors determined that Veritiv would not proceed with Acquisition A at that time and that it was in the best interests of Veritiv and the Veritiv Stockholders to explore whether a sale transaction that would maximize value to Veritiv Stockholders was available.
The Board of Directors and the representatives of Morgan Stanley then discussed the universe of financial sponsors and potential strategic acquirors that might have an interest in acquiring Veritiv and the perceived likelihood of potential interest from these third parties. As a result, the Board of Directors instructed Morgan Stanley to contact a subset of this group consisting solely of private equity sponsors, including CD&R, with demonstrated interest in distribution businesses and viewed as most likely to be interested in and capable of executing upon a transaction with Veritiv to gauge potential interest in a transaction. The Board of Directors chose to conduct a targeted approach in its outreach regarding a potential sale transaction due to concerns related to confidentiality and to ensure that any transaction the Board of Directors determined to pursue could be executed in a timely manner and with a high degree of certainty. At this time, due to concerns about, among other things, confidentiality, likelihood of interest and possible adverse impact upon the interest of parties who might otherwise have been more willing to pay a higher price, the Board of Directors determined not to solicit strategic parties until later in the process. The closing price per share of the Common Stock on the NYSE on June 8, 2023 was $117.06 per share.
Following the June 8th meeting of the Board of Directors, Veritiv’s representatives notified representatives of the target of Acquisition A that Veritiv would not be proceeding with Acquisition A.
During the course of June 2023, representatives of Morgan Stanley, at the direction of the Board of Directors, contacted thirteen (13) potential counterparties (comprised of private equity sponsors (including CD&R)) to explore such parties’ interest in a potential acquisition of Veritiv. Of this group, ten (10) private equity sponsors executed a confidentiality agreement with Veritiv, each of which included a customary standstill provision with a term of twenty-four (24) months or less but generally permitted private offers or proposals, or provided that such provisions would cease to apply, following the execution of a definitive agreement with respect to change of control transaction or other fundamental change event involving Veritiv. This group included CD&R, which executed an amended and restated confidentiality agreement having these terms. Three (3) private equity sponsors declined to execute a confidentiality agreement. Also during that time, representatives of Morgan Stanley received questions and requests for information from the financial sponsors that executed confidentiality agreements and provided supplemental information in response to questions and requests from one (1) interested private equity firm (“Sponsor A”).
On June 15, 2023, the Board of Directors met, with members of Veritiv’s senior management and representatives of Morgan Stanley and Alston present. Senior management led a discussion of operational matters. Representatives of Morgan Stanley also provided an update on responses from counterparties contacted in connection with the outreach process and discussed possible next steps. The Board of Directors, members of senior management and representatives of Morgan Stanley also discussed expanding the scope of the outreach process at that time to include a limited number of strategic buyers that would potentially be interested in an acquisition of Veritiv.
On June 16, 2023, Veritiv’s senior management provided an updated set of the financial forecasts to the Board of Directors, accounting for prevailing macroeconomic factors and recent performance and trends in Veritiv’s businesses. These updated financial forecasts were then reviewed and discussed with the Board of Directors. Following the conclusion of this discussion, the Board of Directors approved the updated financial forecasts (which are described in the section of this proxy statement captioned “The Merger — Certain Unaudited Forecasted Financial Information”) for inclusion in the Veritiv overview presentation to be provided to potential acquirers and for use by Morgan Stanley in connection with its financial analysis of a potential transaction. Those parties who executed a confidentiality agreement were provided with Veritiv’s overview presentation, the Forecasts described in the section of this proxy statement captioned “The Merger — Certain Unaudited Forecasted Financial Information”, and Morgan Stanley’s illustrative views on potential financing structures that might be available in light of market conditions.

On June 25, 2023, Veritiv’s senior management provided the Board of Directors with information about a group of seven (7) strategic buyers perceived to have businesses for which Veritiv would be complementary and sufficient financial resources to complete a transaction. Following a review of this information, discussion of the private equity sponsors who had been involved in the outreach process and consultation with Morgan Stanley, the Board of Directors determined that, despite the considerations described above, it was advisable to expand the outreach process by contacting three (3) of these strategic counterparties viewed as having the greatest likelihood of interest and ability to proceed with evaluating a potential acquisition of Veritiv. Morgan Stanley was subsequently instructed to contact these three (3) strategic counterparties to explore their interest in a potential acquisition of Veritiv. Each of these strategic counterparties declined to execute a confidentiality agreement after they were contacted by Morgan Stanley.
On June 27, 2023, in response to a request from CD&R, Veritiv’s senior management conducted a virtual due diligence session with representatives of CD&R.
On June 28, 2023, Morgan Stanley provided a process letter to all parties that executed confidentiality agreements, inviting such parties to submit preliminary, non-binding written proposals for a potential acquisition of Veritiv by July 11, 2023, in accordance with the procedures set forth therein.
On July 11, 2023, in response to the process letter previously sent by Morgan Stanley on behalf of Veritiv, CD&R provided a written, non-binding proposal to acquire Veritiv at a price of $167.00 per share of Common Stock in cash, as well as a detailed outline for its workplan and timeline to complete its due diligence review within three (3) weeks. Sponsor A also provided a written non-binding proposal to acquire Veritiv at a price of between $145 and $150 per share of Common Stock in cash. The remaining parties who had previously executed confidentiality agreements did not submit proposals, with certain of those parties citing certain potential challenges facing Veritiv, including concerns around margin sustainability in light of macroeconomic trends, concentration in Veritiv’s print solutions segment, and the need to differentiate Veritiv’s packaging distribution segment. The closing price per share of the Common Stock on the NYSE on July 11, 2023 was $127.79 per share.
On July 14, 2023, the Board of Directors met, with members of Veritiv’s management and representatives of Morgan Stanley and Alston present. After discussion regarding potential next steps in the process and after receiving advice from Morgan Stanley, the Board of Directors instructed Morgan Stanley to communicate to CD&R that, although the Board of Directors was not prepared to agree to the price proposed by CD&R in its July 11, 2023 non-binding indication of interest, it would be constructive for CD&R to conduct further due diligence with a view toward improving its proposal. The Board of Directors also instructed Morgan Stanley to advise Sponsor A that its proposal was not sufficient to merit further engagement at that time.
Later that day, CD&R was provided access to a virtual data room containing due diligence information concerning Veritiv.
Also on July 14, 2023, representatives of Morgan Stanley informed representatives of Sponsor A that the Board of Directors had determined that Sponsor A’s proposal was insufficient and that Veritiv would no longer be engaging with Sponsor A at that time.
On July 17, 2023, a draft form of Merger Agreement prepared by Alston was posted to the virtual data room for comment by CD&R. The draft form of Merger Agreement prepared by Alston provided, among other things, for the settlement of Veritiv equity awards in connection with the Closing, for no contractual limitations on Veritiv’s ability to pursue customary remedies (including specific performance) against Parent in the event Veritiv were to terminate the Merger Agreement for Parent’s failure to close the Merger when required to do so, for the ability of Veritiv to pay regular quarterly cash dividends to Veritiv Stockholders prior to the Closing in an amount not to exceed $0.63 per share of Common Stock per quarter, that no antitrust approvals in foreign jurisdictions would be a condition to the Closing and for three (3) business days for CD&R to match the terms of any superior proposal.
On July 19, 2023, representatives of CD&R held an in person due-diligence session with members of Veritiv’s senior management and representatives of Morgan Stanley in Atlanta, Georgia. Throughout the remainder of July and early August, a number of additional virtual due diligence sessions were held with representatives of CD&R and its advisors and Veritiv and its advisors.

On July 20, 2023, Morgan Stanley provided a process letter to CD&R requesting that CD&R provide a revised proposal and provide a markup of the draft form of Merger Agreement by July 27, 2023.
As requested by the process letter, on July 27, 2023, Kirkland & Ellis LLP, legal counsel to CD&R, Parent and Merger Subsidiary (“Kirkland”), provided comments to the draft Merger Agreement. These comments provided that Veritiv’s monetary remedies in the event Veritiv were to terminate the Merger Agreement for Parent’s failure to close the Merger when required to do so would be limited to a reverse termination fee in an unspecified amount, with Veritiv also entitled to seek specific performance of Parent’s obligation to close the transaction in the event specified conditions, including the availability of the Debt Financing, were satisfied. The draft of the Merger Agreement submitted by Kirkland also provided that, among other things, Veritiv equity awards would be settled over time following the Closing, Veritiv would be restricted from paying dividends to Veritiv Stockholders prior to the Closing, the Closing would be subject to the receipt of specified foreign antitrust approvals and Parent would have five (5) business days to match the terms of any Superior Proposal. The draft also indicated that CD&R would expect that the Baupost Stockholders, which owned approximately 24.5% of Veritiv’s outstanding Common Stock at that time, enter into a Support Agreement pursuant to which the Baupost Stockholders would agree to vote the shares of Common Stock owned by them in favor of the approval of the Merger and adoption of the Merger Agreement.
On July 28, 2023, representatives of Kirkland contacted representatives of Alston to discuss preliminary transaction matters.
Also on July 28, 2023, representatives of Morgan Stanley and representatives of CD&R discussed certain comments on the draft Merger Agreement. At the direction of the Board of Directors, representatives of Morgan Stanley requested that CD&R improve its offer and also requested that CD&R send Veritiv a draft of the proposed Support Agreement.
On July 29, 2023, Kirkland provided Alston with a draft of the proposed Support Agreement pursuant to which the Baupost Stockholders would agree to, among other things, vote the shares of Common Stock owned by them in favor of the approval of the Merger and adoption of the Merger Agreement, subject to the termination of the Support Agreement if Veritiv were to terminate the Merger Agreement to accept an unsolicited Superior Proposal, among other circumstances. As of this time, no agreement, arrangement or understanding had been entered into between the Baupost Stockholders, on the one hand, and either CD&R or Veritiv, on the other hand, regarding Baupost’s willingness to enter into a support agreement, and Baupost was unaware of the potential transaction.
On July 31, 2023, at the request of the Board of Directors, CD&R provided an updated indication of interest to acquire Veritiv at a price of $168.00 per share of Common Stock in cash, including draft forms of the Financing Letters and a draft of the Limited Guarantee.
Also on July 31, 2023, the Board of Directors met, with members of Veritiv’s senior management and representatives of Morgan Stanley and Alston present. Morgan Stanley outlined a potential process for engaging with Baupost regarding the requested Support Agreement. The Board of Directors instructed Morgan Stanley to communicate a request to CD&R to improve its proposal to $180.00 per share of Common Stock and also requested that Morgan Stanley prepare a preliminary analysis of the illustrative impact on Veritiv’s per share price if it were to pursue a significant stock repurchase program in lieu of a sale transaction. Representatives of Alston also provided the Board of Directors with an overview of certain comments contained in the Kirkland draft of the Merger Agreement. Also at this meeting, the Board of Directors approved, for purposes of Article TENTH of the Certificate of Incorporation, CD&R entering into the Support Agreement with the Baupost Stockholders, conditioned upon the Board of Directors’ approval of the Merger Agreement. The Board of Directors also approved the formation of a transaction committee consisting of Messrs. Macadam and Muldowney and Ward to facilitate the negotiation of final terms with CD&R. Following the meeting, representatives of Morgan Stanley contacted representatives of CD&R to communicate the counterproposal as outlined by the Board of Directors. The closing price per share of the Common Stock on the NYSE on July 31, 2023 was $140.13 per share.
On August 1, 2023, a representative of CD&R contacted Morgan Stanley to indicate that $170.00 per share of Common Stock was the highest per share price that CD&R would be willing to pay. The Board of Directors met later that day with representatives of Morgan Stanley and Alston present to discuss CD&R’s most recent proposal. The Board of Directors also discussed the materials prepared by Morgan Stanley with respect to a potential open-market stock repurchase program and viewed the likelihood of such a stock repurchase having a materially positive effect on Veritiv’s stock price as uncertain. The Board of Directors instructed Morgan Stanley and Alston to work toward the finalization of the Merger Agreement and other transaction documents on the basis of the per share price of $170.00 per share of Common Stock proposed by CD&R. The closing price per share of the Common Stock on the NYSE on August 1, 2023 was $142.05 per share.
Also on August 1, 2023, representatives of Morgan Stanley communicated to representatives of CD&R that the Board of Directors was prepared to proceed to finalize the terms of the potential transaction with CD&R at a price of $170.00 per share in cash.
Also on August 1, 2023, Alston provided an updated draft of Merger Agreement to Kirkland which provided, among other things, for the settlement of Veritiv equity awards in connection with the Closing, for the ability of Veritiv to pay regular quarterly cash dividends to Veritiv Stockholders prior to the Closing in an amount not to exceed $0.63 per share of Common Stock per quarter, that no antitrust approvals in foreign jurisdictions would be a condition to the Closing and for four (4) business days for Parent to match the terms of any Superior Proposal. In connection with providing an updated draft of the Merger Agreement, Kirkland and Alston held several conference calls to discuss terms of the Merger Agreement relating to treatment of Veritiv equity awards and it was noted by Alston that the treatment of Veritiv equity awards proposed in the Kirkland draft of the Merger Agreement was not permissible under the terms of applicable Veritiv equity plans. Alston also provided Kirkland with a revised draft of the Support Agreement, which, among other things, prohibited Parent and the Baupost Stockholders from amending the termination provisions of the Support Agreement without Veritiv’s consent.
On August 2, 2023, Kirkland and Alston held a conference call to discuss certain terms of the Merger Agreement. Also on August 2, 2023, Kirkland provided an updated draft of the Merger Agreement to Alston, which provided, among other things, for the settlement of certain types of Veritiv equity awards in connection with the Closing and the settlement of certain other types of Veritiv equity awards over time following the Closing, that Veritiv would be restricted from paying dividends to Veritiv Stockholders prior to the Closing and that receipt of antitrust approvals in certain foreign jurisdictions would be a condition to the Closing.
On August 3, 2023, after Alston’s receipt of Kirkland’s revised draft of the Merger Agreement and following a number of discussions between representatives of CD&R and representatives of Morgan Stanley, CD&R proposed that it would be prepared to proceed with a transaction in accordance with Veritiv’s position that all Veritiv equity awards be settled in connection with the Closing as required by the Veritiv equity plans, that Veritiv would be permitted to pay its regular quarterly cash dividend of $0.63 per share of Common Stock to Veritiv Stockholders in the third quarter of 2023 and no other dividends to Veritiv Stockholders would be permitted unless the Closing did not occur prior to January 1, 2024, in exchange for Veritiv’s agreement to a broader set of foreign jurisdictions in which the receipt of antitrust approvals would be a condition to the Closing and enhanced flexibility with respect to the timing of CD&R’s obtaining the Debt Financing. The members of the transaction committee discussed these proposed terms with representatives of Morgan Stanley and Alston, determined that terms proposed by CD&R were largely acceptable and, as such, further determined to permit representatives of CD&R to engage with representatives of the Baupost Stockholders with respect to the requested Support Agreement and directed Mr. Macadam and representatives of Alston to facilitate that contact.
On August 4, 2023, after execution of a confidentiality agreement by and between Veritiv and the Baupost Stockholders, Messrs. Macadam and Muldowney and a representative of Alston had a telephone conference with a representative of the Baupost Stockholders to inform them of the ongoing discussions with CD&R. Alston subsequently forwarded to Ropes & Gray LLP (“Ropes”), counsel to the Baupost Stockholders, the draft Support Agreement previously provided by Kirkland and upon which Alston had commented. Later that day, Ropes provided comments to the draft Support Agreement to Kirkland and Alston.
Also on August 4, 2023, Alston provided an updated draft Merger Agreement to Kirkland, reflecting the prior conversation between CD&R and Morgan Stanley. The draft Merger Agreement also provided for,

among other things, a termination fee of 2.75% of Veritiv’s fully diluted equity value based on the Merger Consideration, which termination fee would be payable by Veritiv if the Merger Agreement were to be terminated in certain circumstances, including as a result of Veritiv’s acceptance of an unsolicited Superior Proposal from a third party, and a reverse termination fee of 6.5% of Veritiv’s fully diluted equity value based on the Merger Consideration, which reverse termination fee would be payable by Parent if the Merger Agreement were to be terminated in certain circumstances, including because of a failure by Parent to complete the Merger when required to do so or because of Parent’s uncured breach of certain provisions of the Merger Agreement that would cause certain closing conditions not to be satisfied.
Also on August 4, 2023, the Board of Directors held a meeting, with members of Veritiv’s senior management and representatives of Alston and Morgan Stanley present. Representatives of Morgan Stanley reviewed with the Board of Directors its preliminary financial analysis of the Merger Consideration, and representatives of Alston provided the Board of Directors with an update regarding the terms of the draft Merger Agreement.
On August 5, 2023, Kirkland provided an updated draft Merger Agreement to Alston, providing for a termination fee payable by Veritiv of 3.25% of Veritiv’s fully diluted equity value based on the Merger Consideration and a reverse termination fee payable by Parent of 6.5% of Veritiv’s fully diluted equity value based on the Merger Consideration. Later that day, Alston provided an updated draft of the Merger Agreement to Kirkland providing for a termination fee payable by Veritiv of 3.10% of Veritiv’s fully diluted equity value based on the Merger Consideration and a reverse termination fee payable by Parent of 6.20% of Veritiv’s fully diluted equity value based on the Merger Consideration.
Between August 4, 2023 and August 6, 2023, representatives of Alston and Kirkland negotiated and finalized the terms of the Merger Agreement and other transaction documents. In addition, at the direction of the Board of Directors, representatives of Kirkland and Ropes negotiated and finalized the terms of the Support Agreement to be executed by the Baupost Stockholders. All open points in the transaction documents were substantially resolved by the evening of August 6, 2023.
On August 6, 2023, the Board of Directors held a meeting, with members of Veritiv’s senior management and representatives Alston and Morgan Stanley present. Alston reviewed with the Board of Directors its fiduciary duties and also provided an overview of an updated disclosure memorandum provided by Morgan Stanley. The Board of Directors again determined that certain relationships between Morgan Stanley and certain of its affiliates, on the one hand, and each of Veritiv, CD&R, specified majority-controlled affiliates of CD&R and the Baupost Stockholders, on the other hand, would not affect the ability of Morgan Stanley to provide independent advice in connection with its engagement in the context of the proposed transaction. Representatives of Morgan Stanley then provided an update to the Board of Directors on its financial analysis of the Merger Consideration, which reflected updated recent market data, and representatives of Alston reviewed the proposed terms of the Merger Agreement, Support Agreement, and other transaction documents. Thereafter, representatives of Morgan Stanley rendered to the Board of Directors an oral opinion, which was subsequently confirmed by a delivery of a written opinion dated as of August 6, 2023, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley in preparing its opinion, the Merger Consideration to be received by the holders of shares of the Common Stock pursuant to the Merger Agreement was fair from a financial point of view to the holders of shares of the Common Stock (other than the Baupost Stockholders, Parent and their respective affiliates). The opinion is more fully described under the section of this proxy statement captioned “— Opinion of Veritiv’s Financial Advisor” below. The full text of Morgan Stanley’s written opinion has been included as Annex B to this proxy statement and is incorporated by reference herein in its entirety.
After further deliberation and discussion, including, without limitation, the matters listed under the section of this proxy statement captioned “— Recommendation of the Board of Directors and Reasons for the Merger,” the Board of Directors unanimously (i) determined that the Merger Agreement and the Transactions, are advisable, fair to and in the best interests of Veritiv and the Veritiv Stockholders; (ii) approved the execution, delivery and performance by Veritiv of the Merger Agreement and the consummation of the Transactions; (iii) declared advisable the Merger Agreement and the Transactions; (iv) approved the execution and delivery of the Support Agreement by the parties thereto (and the consummation of the transactions contemplated thereby); (v) resolved to recommend that the Veritiv

Stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger; and (vi) directed that the Merger Agreement be submitted to the Veritiv Stockholders for their approval.
Later on August 6, 2023, the parties executed and delivered the Merger Agreement, Support Agreement, Equity Commitment Letter, Limited Guarantee and Debt Commitment Letter.
Early in the morning on August 7, 2023, prior to the opening of trading on the NYSE, the parties issued a press release announcing the Transactions.
Recommendation of Board of Directors and Reasons for the Merger
In evaluating the Merger and the other transactions contemplated by the Merger Agreement, the Board of Directors consulted with members of Veritiv’s senior management, Alston and Morgan Stanley. After careful and thorough consideration, the Board of Directors determined that entering into the Merger Agreement was advisable, fair to and in the best interests of Veritiv and the Veritiv Stockholders. In arriving at this determination and in recommending that Veritiv Stockholders vote their shares of Common Stock in favor of the approval and adoption of the Merger Agreement, the Board of Directors considered many factors, including the following non-exhaustive list of factors (not necessarily in order of relative importance), which the Board of Directors viewed as weighing in favor of its recommendation that the Veritiv Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal:
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The fact that the Merger Consideration is all cash, which provides certainty of value and liquidity to Veritiv Stockholders, while eliminating the effect of long-term business and execution risk to Veritiv Stockholders, compared to continuing to operate Veritiv as a standalone company.

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The attractive value of the Merger Consideration, which constitutes a premium of:

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approximately 20.4% above the closing price per share of Common Stock on August 4, 2023 (the last trading day prior to public announcement of the Merger); and

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approximately 31.3% above the 30-day volume weighted average price per share of Common Stock on August 4, 2023 (the last trading day prior to public announcement of the Merger).

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The belief of the Board of Directors, after a review of Veritiv’s current and historical financial condition, results of operations, prospects, business strategy, competitive position and industries, including the potential impact (which cannot be quantified) of those factors on the trading price of Common Stock, that the Merger Consideration is more favorable to Veritiv Stockholders than the potential value that might have resulted from other alternatives available to Veritiv, including remaining a standalone public company, and is greater than the all-time intraday high price per share of Common Stock of $161.84 (which all-time intraday high was achieved on February 27, 2023), and that the Merger represents the best available alternative for maximizing value for Veritiv Stockholders, considering:

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the Board of Director’s assessment of Veritiv’s historical and projected financial performance, including the Forecasts;

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the challenges and risks that Veritiv has faced, and would likely continue to face, if it remained a public company, including, among others, the post-COVID softening of demand for Veritiv’s products and services, the highly competitive nature of the industries in which Veritiv operates and the ability of Veritiv to execute on its long-term strategies;

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the risks and uncertainties associated with the other strategic alternatives available to Veritiv;

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the risks, challenges and cost of initiatives to achieve organic growth or growth through acquisitions;

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the limited trading volume and public float of the Common Stock and the overhang effect upon the trading price of the Common Stock that results from the Baupost Stockholders’ approximately 24.5% ownership stake in Veritiv;

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the volatility in trading price of the Common Stock, which has at times been uncorrelated with Veritiv’s financial performance, and the fact that only one equity research analyst that publishes research reports regarding Veritiv;

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the costs and burdens associated with being a public company and general market risks; and

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the other risks and uncertainties discussed under the heading “Risk Factors” in Veritiv’s most recently filed Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q.

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The process undertaken by the Board of Directors, with the assistance of Veritiv’s senior management and Alston and Morgan Stanley, to evaluate potential strategic alternatives, which included outreach to, and entry into confidentiality agreements with, numerous parties potentially interested in a transaction with Veritiv and provided an opportunity for these parties to negotiate a transaction with Veritiv if such parties desired to do so, and the fact that only one such party (other than Parent) submitted a proposal to acquire Veritiv and the Merger Consideration was the highest value received in such process.

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The Board of Directors’ belief that Veritiv, with the assistance of Alston and Morgan Stanley, had negotiated the most favorable terms that Parent was willing to offer, including the highest price per share that Parent was willing to pay for Veritiv which price had been increased from Parent’s original proposal as a result of the negotiating efforts of the Board of Directors, Veritiv’s senior management and Veritiv’s advisors and which represented the highest price reasonably available to Veritiv, and Parent’s best and final price, under the circumstances.

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Morgan Stanley’s financial analysis of the Merger Consideration, which it reviewed with the Board of Directors, and the oral opinion, subsequently confirmed in a written opinion dated August 6, 2023, rendered by Morgan Stanley to the Board of Directors to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley in preparing its opinion, the Merger Consideration to be received by the holders of shares of the Common Stock pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of Common Stock (other than Baupost Stockholders, Parent and their respective affiliates). The opinion is more fully described under the section of this proxy statement captioned “— Opinion of Veritiv’s Financial Advisor” below. The full text of Morgan Stanley’s written opinion has been included as Annex B to this proxy statement and is incorporated by reference herein in its entirety.

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The terms of the Merger Agreement permitting Veritiv to respond to unsolicited Acquisition Proposals, including permitting the Board of Directors to furnish information or enter into discussions in connection with an Acquisition Proposal that constitutes or is reasonably likely to lead to a Superior Proposal if the failure to take such actions would be reasonably likely to be inconsistent with the Board of Directors’ fiduciary duties (see the section of this proxy statement captioned “Merger Agreement — No Solicitation; Other Offers”). In this regard, the Board of Directors considered that:

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subject to its compliance with the terms of the Merger Agreement and prior to the adoption of the Merger Agreement by Veritiv Stockholders, the Board of Directors can change its recommendation with respect to the Merger or cause Veritiv to terminate the Merger Agreement and enter into an agreement for a Superior Proposal; and

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while the Merger Agreement contains a Company Termination Fee of $74,446,700 that Veritiv would be required to pay to Parent in certain circumstances, the Board of Directors believes that the Company Termination Fee is reasonable in light of such circumstances and the overall terms of the Merger Agreement and the process undertaken by the Board of Directors to evaluate potential strategic alternatives, consistent with fees in comparable transactions, and not a significant deterrent to potential alternative acquisition offers (see the section of this proxy statement captioned “Merger Agreement — Termination of the Merger Agreement”).

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The fact that the Merger is subject to the approval of Veritiv Stockholders and that the Veritiv Stockholders who do not vote to adopt the Merger Agreement and who follow certain prescribed procedures are entitled to dissent from the Merger and demand payment of the “fair value” of their

Common Stock, as and to the extent provided by Delaware law (see the section of this proxy statement captioned “Appraisal Rights” and Annex D to this proxy statement).
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The support of the Merger by the Baupost Stockholders, as evidenced by their execution of the Support Agreement (see the section of this proxy statement captioned “The Merger Agreement — Support Agreement”).

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The fact that the Support Agreement terminates in certain circumstances including in the event Veritiv terminates the Merger Agreement to accept a Superior Proposal.

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The reputation of CD&R, including its history of successful acquisitions and experience in the industry in which Veritiv operates and the extensiveness of CD&R’s evaluation of Veritiv and its business and industry, and the Board of Directors’ belief that CD&R was highly likely to complete the Merger.

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The Board of Directors’ belief that there is a high degree of certainty that the Closing would be achieved in a timely manner, in view of the terms of the Merger Agreement, including:

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that Parent has obtained committed Debt Financing for the transaction from reputable financial institutions and committed Equity Financing for the transaction from the CD&R Fund that together provide funding of an amount sufficient, together with cash and cash equivalents held by Veritiv, to consummate the Merger in accordance with the Merger Agreement including to pay the aggregate Merger Consideration, all fees and expenses payable by Parent and Merger Subsidiary in connection with consummation of the Merger and the repayment or refinancing of any indebtedness required to be repaid or refinanced (see the section of this proxy statement captioned “The Merger — Financing of the Merger”);

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the obligation of Parent and Merger Subsidiary to use reasonable best efforts to take all appropriate actions to arrange and obtain the Financing and the limited number and nature of the conditions to each of the Debt Financing and the Equity Financing;

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the fact that if Parent fails to complete the Merger when required to do so under the Merger Agreement, Veritiv has the right under the Merger Agreement to specifically enforce Parent’s obligation to cause the CD&R Fund to fund its Equity Financing as contemplated by the Merger Agreement and the Equity Commitment Letter (only if the Debt Financing has or will be funded at the Closing in accordance with the terms of the Debt Commitment Letter if the Equity Financing is funded, in accordance with the terms of the Equity Commitment Letter and the Merger Agreement) or to terminate the Merger Agreement and obtain payment by Parent of the Parent Termination Fee of $148,893,400;

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that the CD&R Fund has provided a Limited Guarantee with respect to the payment of the Parent Termination Fee that may be owed by Parent pursuant to the Merger Agreement if the Merger Agreement is terminated under certain circumstances, as well as certain Company Enforcement Expenses (subject to the Expenses Cap) and Reimbursement Obligations (as defined in the section of this proxy statement captioned “— Company’s Financing Cooperation Covenants”) that may be owed by Parent pursuant to the Merger Agreement, in each case, subject to the terms of the Merger Agreement and the Limited Guarantee; and

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the obligation of Parent to use reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable under Applicable Law, to consummate the Closing.

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The terms of the Merger Agreement, taken as a whole, including the parties’ representations, warranties and covenants and the circumstances under which the Merger Agreement may be terminated, which the Board of Directors considered in consultation with Alston and viewed as reasonable, including the limited number and nature of the conditions to the completion of the Merger.

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The fact that Veritiv has sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the Merger.

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The End Date of May 7, 2024 allowing for a reasonably sufficient amount of time to complete the Merger.

The Board of Directors also considered a number of uncertainties, risks and potentially negative factors in making its determination with respect to the Merger, including the following non-exhaustive list (not necessarily in order of relative importance):
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The fact that Veritiv Stockholders will not participate in any future earnings or potential growth of Veritiv and will not benefit from any potential appreciation in the value of Veritiv, including any appreciation in value that could be realized as a result of improvements to Veritiv’s operations.

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The possible diversion of management focus and resources from operational matters and other strategic opportunities while working to consummate the Merger.

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The potential negative effect of the pendency of the transaction on Veritiv’s businesses, including its relationships with employees, customers, and suppliers, such as the possible loss of key management or other personnel of Veritiv during the pendency of the Merger.

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The risk that the Merger may not be completed despite the parties’ efforts or that completion of the Merger may be delayed, even if the requisite approval is obtained from Veritiv Stockholders, including the possibility that conditions to the parties’ obligations to complete the Merger may not be satisfied (including the possibility that applicable regulatory approvals may not be obtained), and the potential resulting disruptions to Veritiv’s business.

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The fact that under the terms of the Merger Agreement, Veritiv is prohibited from soliciting other Acquisition Proposals.

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The requirement under certain circumstances that Veritiv pay Parent the Company Termination Fee following termination of the Merger Agreement, including if the Merger Agreement is terminated by Veritiv to enter into an agreement providing for a Superior Proposal or by Parent if the Board of Directors makes an Adverse Recommendation Change (see the section of this proxy statement captioned “Merger Agreement — Termination Fees and Enforcement Expenses; Limitations on Liability”).

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If Parent fails to complete the Merger or otherwise breaches the Merger Agreement in certain circumstances, Veritiv’s remedies may be limited to the Parent Termination Fee payable by Parent as described above, certain Company Enforcement Expenses (subject to the Expenses Cap) and certain Reimbursement Obligations, which may be inadequate to compensate Veritiv for the damage caused (see the section of this proxy statement entitled “The Merger Agreement — Termination Fees and Enforcement Expenses; Limitations on Liability”).

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The risk that the Financing contemplated by the Financing Letters will not be obtained, resulting in Parent and Merger Subsidiary not having sufficient funds to complete the transaction.

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The fact that the Merger Agreement provides that the maximum aggregate liability for Parent and certain related parties for breaches under the Merger Agreement will not exceed the amount of the Parent Termination Fee, any Company Enforcement Expenses (subject to the Expenses Cap) and any Reimbursement Obligations.

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The fact that regulatory approval is required to complete the Merger in the United States and a limited number of foreign jurisdictions, which presents a risk that the consummation of the Merger may be delayed or that such approval may not be obtained at all.

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The restrictions placed on the conduct of Veritiv’s business prior to the Closing pursuant to the terms of the Merger Agreement, including:

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that Veritiv would be permitted to pay its regular quarterly cash dividends of $0.63 per share of Common Stock to Veritiv Stockholders in the third quarter of 2023 but would not be permitted to pay any other cash dividends to Veritiv Stockholders in 2023 and that, other than dividends permitted to be paid to Veritiv Stockholders under the terms of the Merger Agreement, free cash flow generated by Veritiv in the period prior to the Closing would be for the benefit of Parent; and

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other restrictions which could adversely affect Veritiv’s ability to take advantage of business opportunities that may arise pending the Closing (see the section of this proxy statement captioned “The Merger Agreement — Conduct of Business Pending Merger”).

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The fact that an all-cash transaction would be taxable to Veritiv Stockholders that are U.S. persons for U.S. federal income tax purposes.

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The risk that the Merger might not be completed and the effect of the resulting public announcement of termination of the Merger Agreement on the trading price of the Common Stock.

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The fact that Veritiv’s directors and officers may have interests in the Merger that may be different from, or in addition to, those of Veritiv Stockholders generally (see the section of this proxy statement captioned “The Merger — Interests of Executive Officers and Directors of Veritiv in the Merger”).

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The significant costs involved in connection with entering into the Merger Agreement and completing the Merger, some of which are payable regardless of whether the Merger is completed.

The foregoing discussion of reasons for the recommendation by the Board of Directors that Veritiv Stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal is not meant to be exhaustive but addresses the material information and factors considered by the Board of Directors in consideration of its recommendation. In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the Merger and the complexity of these matters, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Rather, in considering the information and factors described above, individual members of the Board of Directors each applied his or her own personal business judgment to the process and may have given differing weights to differing factors. The Board of Directors based its unanimous recommendation on the totality of the information presented.
Certain Unaudited Forecasted Financial Information
Veritiv does not, as a matter of course, make public long-term forecasts or internal projections as to future performance, revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. As part of its consideration of strategic alternatives, Veritiv’s management prepared an internal set of long-range financial forecasts for Revenue, Adjusted EBITDA and Unlevered Free Cash Flow with respect to Veritiv on a standalone basis, which we refer to as the “Forecasted Financial Information” or the “Forecasts.” The Forecasted Financial Information was provided to the Board of Directors and Morgan Stanley for its use and reliance in connection with its financial analyses and opinion (see “The Merger — Opinion of Veritiv’s Financial Advisor” beginning on page 50), as well as to CD&R and other potential transaction counterparties.
The inclusion of this Forecasted Financial Information should not be regarded as an indication that any of Veritiv, its affiliates, officers, directors, advisors or other representatives or any other recipient of this Forecasted Financial Information considered, or now considers, it to be necessarily predictive of actual future performance or events, or that it should be construed as financial guidance, and such summary projections set forth below should not be relied on as such.
The Forecasted Financial Information is subjective in many respects. While presented with numeric specificity, the Forecasted Financial Information reflects numerous estimates and assumptions that are inherently uncertain and may be beyond the control of Veritiv’s management. Further, given that the Forecasted Financial Information covers multiple years, by its nature, it becomes subject to greater uncertainty with each successive year beyond its preparation. The Forecasted Financial Information is subject to various risks, including, among others, the potential impact of the announcement or consummation of the Merger on our relationships with our customers, vendors, competitors, management and other employees; the industry-wide decline in demand for paper and related products; increased competition from existing and non-traditional sources; procurement and other risks in obtaining packaging, facility products and paper from our suppliers for resale to our customers; changes in prices for raw materials; increases in the cost of fuel and third-party freight and the availability of third-party freight providers; the loss of multiple significant customers; costs to comply with laws, rules and regulations; adverse results from litigation, governmental investigations or audits, or tax-related proceedings or audits; regulatory changes and judicial rulings impacting our business; the impact of adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets on demand for our products and services, our business including our international operations, and our customers; foreign currency fluctuations; inclement weather, widespread outbreak of an illness, anti-terrorism measures and other disruptions to our supply chain, distribution system and operations; our reliance on third-party vendors for various services; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results; and other matters described in the sections entitled “Cautionary Statement Concerning Forward-Looking Information,” and “Where You Can Find More Information.”
The Forecasted Financial Information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, personal judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Neither Veritiv, nor its affiliates, officers, directors, advisors or other representatives can give assurance that the Forecasted Financial Information and the underlying estimates and assumptions will be realized. This Forecasted Financial Information constitutes “forward-looking statements” and actual results may differ materially and adversely from those set forth below.
The Forecasted Financial Information does not take into account any circumstances or events occurring after the date it was prepared. Veritiv cannot give assurance that, had the Forecasted Financial Information that was prepared by it been prepared either as of the date of the Merger Agreement or as of the date of this proxy statement, similar estimates and assumptions would be used. The Forecasted Financial Information does not take into account all of the possible financial and other effects of the Merger on Veritiv, the effect on Veritiv of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Merger Agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger. Further, the Forecasted Financial Information does not take into account the effect on Veritiv of any possible failure of the Merger to occur. Neither Veritiv nor any of its affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any Veritiv stockholder or other person regarding Veritiv’s ultimate performance compared to the information contained in the Forecasted Financial Information or that the Forecasted Financial Information will be achieved. The inclusion of the Forecasted Financial Information herein should not be deemed an admission or representation by Veritiv, its affiliates, officers, directors, advisors or other representatives or any other person that it is viewed as material information of Veritiv, particularly in light of the inherent risks and uncertainties associated with such forecasts. The summary of the Forecasted Financial Information included below is not being included in this proxy statement in order to influence the decision of any Company Stockholder or to induce any Company Stockholder to vote in favor of any of the proposals at the Special Meeting.
The Forecasted Financial Information was not prepared with a view toward compliance with United States generally accepted accounting principles (“GAAP”), published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Forecasted Financial Information included in this proxy statement has been prepared at the direction of, and is the responsibility of, management of Veritiv. Deloitte & Touche LLP has not audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Forecasted Financial Information and, accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. The Deloitte & Touche LLP report contained in Veritiv’s Annual Report on Form 10-K for the year ended December 31, 2022 relates to historical financial information of Veritiv, and such report does not extend to the Forecasted Financial Information and should not be read to do so.
The Forecasted Financial Information includes Adjusted EBITDA and Unlevered Free Cash Flow which are non-GAAP financial measures. Please see the table below for a description of how Veritiv defines and uses these non-GAAP financial measures.
In light of the foregoing, and considering that the Special Meeting will be held several months after the Forecasted Financial Information was prepared, as well as the uncertainties inherent in any forecasted information, Company Stockholders are cautioned not to place undue reliance on such information, and Veritiv cautions you that the Forecasted Financial Information should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Veritiv contained in its public filings with the SEC. See the section entitled “Where You Can Find More Information.”

The following tables reflect selected metrics reflected in, or generated from, the Forecasted Financial Information, which do not take into account any circumstances or events occurring after the date that they were prepared, do not take into account any potential cost synergies or revenue opportunities arising out of the Merger, and do not give effect to the Merger:
Forecasted Financial Information:
	Fiscal Year Ending December 31,
(in millions)	2023E	2024E	2025E	2026E	2027E
Revenue	$6,097	$6,104	$6,041	$6,176	$6,339
Adjusted EBITDA(1)(3)	$450	$463	$491	$536	$574
Unlevered Free Cash Flow(2)(3)(4)	$283	$273	$306	$313	$342

(1)
For purposes of the Forecasted Financial Information, Adjusted EBITDA is defined as earnings before interest, income taxes, depreciation and amortization, restructuring charges, net, integration and acquisition expenses and other similar charges including any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation and other business optimization expenses, stock-based compensation expense, changes in the LIFO reserve, non-restructuring asset impairment charges, non-restructuring severance charges, non-restructuring pension charges (benefits), fair value adjustments related to contingent liabilities assumed in mergers and acquisitions and certain other adjustments.

(2)
For purposes of the Forecasted Financial Information, Unlevered Free Cash Flow is defined as tax-affected earnings before interest and taxes and after stock-based compensation expense, plus depreciation and amortization, less capital expenditures, less finance lease payments, other financing activities, and adjusted for changes in net working capital and other operating activities.

(3)
In addition to Unlevered Free Cash Flow contained in the table above which was provided by Veritiv’s management to the Board of Directors and Morgan Stanley, Veritiv’s management provided CD&R and other potential transaction counterparties a calculation of forecasted Unlevered Free Cash Flow based on the same forecasted information but was instead calculated (i) before stock-based compensation expense and (ii) excluding interest expense related to financing leases. Unlevered Free Cash Flow calculated on this basis yielded the following forecasts:

	Fiscal Year Ending December 31,
(in millions)	2023E	2024E	2025E	2026E	2027E
Unlevered Free Cash Flow	$297	$292	$330	$337	$366

(4)
Adjusted EBITDA and Unlevered Free Cash Flow are not alternative measures of financial performance or liquidity under GAAP. Non-GAAP financial measures do not have definitions under GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies. As a result, we consider and evaluate non-GAAP financial measures in connection with a review of the most directly comparable measure calculated in accordance with GAAP. Do not place undue reliance on such non-GAAP financial measures and consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing results as reported under GAAP. We believe investors commonly use Adjusted EBITDA Unlevered Free Cash Flow and other non-GAAP financial measures as key financial metrics for valuing companies.

Except as required by applicable securities laws, Veritiv does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the Forecasted Financial Information to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even if any or all of the underlying assumptions are shown to in error or are no longer appropriate or to reflect changes in general economic or industry conditions.
Opinion of Veritiv’s Financial Advisor
Morgan Stanley was retained by Veritiv to act as its financial advisor and to render a financial opinion in connection with the potential sale of Veritiv. Veritiv selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation and its knowledge of the business and affairs of Veritiv and the industry in which it operates. At the meeting of the Board of Directors on August 6, 2023, Morgan Stanley rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated August 6, 2023, to the Board of Directors to the effect that, as of the date of such opinion, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley in preparing its opinion, the Merger Consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement was fair from a financial point of view to the holders of shares of Common Stock (other than the Baupost Stockholders, Parent and their respective affiliates).
The full text of Morgan Stanley’s written opinion to the Board of Directors, dated August 6, 2023, is attached to this proxy statement as Annex B, and is incorporated by reference herein in its entirety. Holders of shares of Common Stock should read the opinion carefully and in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley in rendering its opinion. Morgan Stanley’s opinion was directed to the Board of Directors and addressed only the fairness, from a financial point of view, as of the date of the opinion, of the Merger Consideration to be received by holders of shares of Common Stock pursuant to the Merger Agreement to the holders of shares of Common Stock (other than the Baupost Stockholders, Parent and their respective affiliates), and does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley’s opinion was not intended to, and does not constitute advice or a recommendation as to how holders of shares of Common Stock should act or vote in connection with any of the transactions contemplated by the Merger Agreement. The summary of Morgan Stanley’s opinion set forth in this document is qualified in its entirety by reference to the full text of such opinion.
For purposes of rendering its opinion, Morgan Stanley:
•
reviewed certain publicly available financial statements and other business and financial information of Veritiv;

•
reviewed certain internal financial statements and other financial and operating data concerning Veritiv;

•
reviewed certain financial projections prepared by the management of Veritiv;

•
discussed the past and current operations and financial condition and the prospects of Veritiv with senior executives of Veritiv;

•
reviewed the reported prices and trading activity for the shares of Common Stock;

•
compared the financial performance of Veritiv and the prices and trading activity of the shares of Common Stock with that of certain other publicly-traded companies comparable with Veritiv, and their securities;

•
participated in certain discussions and negotiations with representatives of Parent; and

•
reviewed the Merger Agreement substantially in the form of the draft dated August 6, 2023, the Financing Letters substantially in the form of the drafts dated August 6, 2023 and certain related documents.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by Veritiv, and formed a substantial basis for the opinion. With respect to the financial projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best then currently available estimates and judgments of the management of Veritiv of the future financial performance of Veritiv. In addition, Morgan Stanley assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain debt and equity financing in accordance with the terms set forth in the Financing Letters and that the definitive Merger Agreement would not differ in any material respect from the draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of Veritiv and its legal, tax and regulatory advisors with respect to legal, tax, and regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Veritiv’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of shares of Common Stock in the transaction. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Veritiv, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley’s opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, August 6, 2023. Events occurring after such date may affect the opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm the opinion. The opinion did not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to Veritiv, nor did it address the underlying business decision of Veritiv to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement.
Summary of Financial Analyses
The following is a summary of the material financial analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion to the Board of Directors. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses. Unless stated otherwise, the following quantitative information, to the extent that it is based on market data, is based on market data as of August 4, 2023, which was the last trading day before the August 6, 2023 presentation by Morgan Stanley to the Board of Directors, and is not necessarily indicative of current market conditions. In performing its financial analyses summarized below and in arriving at its opinion, with the consent of the Board of Directors, Morgan Stanley used and relied upon the following financial projections: (i) certain financial projections provided by Veritiv’s management, as more fully described below in the section entitled “— Certain Unaudited Forecasted Financial Information”, which are referred to below as the “Management Case,” and (ii) certain publicly available estimates for Veritiv for the calendar years 2023 and 2024 prepared by the only equity research analyst covering Veritiv sourced from Capital IQ, which are referred to below as the “Street Case.”
Some of the financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole. Assessing any portion of such analyses and of the factors reviewed, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion.
Certain of the following terms are used throughout this summary of financial analyses:
•
“AV” refers to aggregate enterprise value, calculated as equity value, plus principal value of total debt (inclusive of finance leases if applicable for the company being analyzed), plus non-controlling interest (as applicable for the company being analyzed), less cash, cash equivalents and marketable securities;

•
“EBITDA” refers to earnings before interest, taxes, depreciation and amortization for the company being analyzed; and

•
“Adjusted EBITDA” has the meaning given to such term in the section entitled “— Certain Unaudited Forecasted Financial Information”.

Comparable Companies Analysis
Morgan Stanley performed a comparable companies analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. Morgan Stanley reviewed and compared the publicly available equity analyst research estimate for Veritiv with comparable publicly available consensus equity analyst research estimates for selected companies, selected based on Morgan Stanley’s professional judgement and experience, that share similar business characteristics and have certain comparable operating characteristics including, among other things, similarly sized revenue and/or revenue growth rates, market capitalizations, profitability, scale and/or other similar operating characteristics (these companies are referred to as the “comparable companies”).
For purposes of this analysis, Morgan Stanley analyzed the ratio of AV / Adjusted EBITDA estimated for calendar years 2023 and 2024 of Veritiv and the ratio of AV / EBITDA estimated for calendar years 2023 and 2024 of each of the comparable companies based on publicly available financial information for comparison purposes. Morgan Stanley utilized publicly available estimates of AV / EBITDA prepared by equity research analysts and compiled by Capital IQ, available as of August 4, 2023. The AV / Adjusted EBITDA for Veritiv was calculated as of August 4, 2023, and the AV / EBITDA for the comparable companies was calculated as of August 4, 2023.
These companies and their applicable multiples were the following:
Veritiv	AV/ Estimated 2023 Adjusted EBITDA	AV/ Estimated 2024 Adjusted EBITDA
Street Case	4.7x	5.2x
Comparable Company	AV/ Estimated 2023 EBITDA	AV/ Estimated 2024 EBITDA
Packaging
Bunzl	10.7x	10.7x
Orora	8.6x	8.4x
Chemicals
Reliance Steel & Aluminum	8.6x	9.7x
Builders FirstSource	8.0x	8.8x
Brenntag	7.8x	7.5x
GMS	6.8x	6.7x
BlueLinx	5.1x	4.4x
Building Products
Pactiv Evergreen	6.6x	6.3x
International Paper	8.0x	8.2x
WestRock	6.6x	6.0x
Sylvamo	4.2x	4.5x
Based on its analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of AV / EBITDA multiples, and applied these ranges of multiples to the estimated Adjusted EBITDA for Veritiv from the Street Case in order to calculate an aggregate value, from which Morgan Stanley then deducted Veritiv’s net debt (comprising debt, plus cash settled performance-based units and cash settled deferred share units exercised at the Share price as of August 4, 2023, less cash) as of June 30, 2023 as provided by Veritiv’s management, to reach an implied equity value. Based on the estimated outstanding shares of Common Stock on a fully diluted basis (including outstanding performance share units, phantom shares, restricted stock units and deferred share units) as of July 14, 2023 as provided by Veritiv’s management, Morgan Stanley derived the following ranges of implied value per Share, rounded to the nearest $0.25:
Calendar Year Financial Statistic	Selected Multiple Ranges	Implied Value Per Share
Street Case
AV / Estimated 2023 Adjusted EBITDA	4.5x – 6.5x	$134.00 – $198.50
AV / Estimated 2024 Adjusted EBITDA	4.25x – 6.25x	$112.50 – $170.50

No company utilized in the comparable companies analysis is identical to Veritiv. In evaluating the comparable companies, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Veritiv’s control. These include, among other things, the impact of competition on Veritiv’s business and its industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Veritiv and its industry, and in the financial markets in general.
Discounted Cash Flow Analysis
Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of that company. Morgan Stanley calculated a range of implied values per Share based on estimates of future cash flows for the second half of calendar year 2023 through end of calendar year 2027. Morgan Stanley performed this analysis on the estimated future cash flows contained in the forecasts representing the Management Case.
Morgan Stanley based its analysis on the estimated unlevered free cash flows expected to be generated by Veritiv. Morgan Stanley calculated terminal values based on a terminal AV / Adjusted EBITDA exit multiple ranging from 4.5x to 6.5x, assuming a normalized terminal Adjusted EBITDA margin of 6.5% which was provided by Veritiv’s management. The unlevered free cash flows from the second half of calendar year 2023 through end of calendar year 2027 and the terminal values were then discounted to present values as of August 4, 2023 using a range of discount rates of 10.8% to 12.6% (which Morgan Stanley derived based on Morgan Stanley’s estimate of Veritiv’s weighted average cost of capital) to calculate an implied aggregate value range for Veritiv. Morgan Stanley estimated the weighted average cost of capital for Veritiv using the capital asset pricing model and based on its professional judgment and experience. Morgan Stanley then adjusted the total implied aggregate value ranges by Veritiv’s net debt (comprising debt, plus cash settled performance-based units and cash settled deferred share units exercised at the Share price as of August 4, 2023, less cash) as of June 30, 2023 as provided by Veritiv’s management and divided the resulting implied total equity value ranges by the number of outstanding shares of Common Stock on a fully diluted basis (including outstanding performance share units, phantom shares, restricted stock units and deferred share units) as of July 14, 2023, as provided by Veritiv’s management.
Based on the above-described analysis, Morgan Stanley derived the following ranges of implied values per Share, each rounded to the nearest $0.25:
Source	Implied Value Per Share
Management Case	$145.75 – $191.50
Discounted Equity Value Analysis
Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into a theoretical estimate of the future implied value of a company’s equity as a function of such company’s estimated future earnings and a theoretical range of trading multiples. The resulting estimated future implied value is subsequently discounted back to the present day at Veritiv’s cost of equity in order to arrive at an illustrative estimate of the present value for Veritiv’s theoretical future implied stock price.
Morgan Stanley calculated ranges of implied equity values per Share estimated as of December 31, 2025. In arriving at the estimated equity values per Share, Morgan Stanley applied a AV / Adjusted EBITDA for the next twelve months (following December 31, 2025) ratio range of 4.5x to 5.5x to the Management Case. Morgan Stanley then discounted the resulting equity value, along with dividends estimated to be paid, to August 4, 2023 at a discount rate equal to the midpoint of Veritiv’s estimated cost of equity as of August 4, 2023 of 12.2%. Morgan Stanley estimated the cost of equity for Veritiv by using the capital asset pricing model and based on its professional judgment and experience.

Based on these calculations, this analysis implied the following per Share value ranges for shares of Common Stock, each rounded to the nearest $0.25:
Source	Implied Value Per Share
Management Case	$165.50 – $194.25
Other Information
Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion, but which were noted as reference data for the Board of Directors, including the following information described under the sections titled “Precedent Transactions,” “Leveraged Buyout Analysis,” “U.S. Public Company Premiums Paid,” “Historical Trading Range” and “Broker Price Targets.”
Precedent Transactions
For reference only, and not as a component of its fairness analysis, Morgan Stanley performed a precedent transactions analysis, which is designed to imply a value of a company based on publicly available financial terms of selected transactions that share some characteristics with the potential transaction. This analysis was not used as a component of Morgan Stanley’s fairness analysis because the selected transactions were not, in Morgan Stanley’s professional judgement and experience, similar enough to make a meaningful comparison. No company or transaction reviewed in the precedent transactions analysis was similar enough on business or financial profile, market and financial conditions at the time of the transaction, and industry growth and cycle at the time of the transaction. Morgan Stanley compared publicly available statistics for selected transactions selected based on Morgan Stanley’s professional judgement and experience, that were publicly announced between June 2015 and August 4, 2023 and had an aggregate value implied by the related transaction consideration of greater than $500 million. Morgan Stanley reviewed the transactions below for, among other things, the ratio of the AV implied by the consideration paid in each transaction to each target company’s estimated EBITDA for the 12-month period prior to the transaction announcement date based on publicly available data as of the date of such announcement (“LTM EBITDA”).
Announcement Date	Target	Acquiror	AV / LTM EBITDA
Packaging
June 2015	Victory	Kapstone	11.2x
Chemicals
August 2022	AvientDistr.	HIG	10.0x
September 2018	Nexeo	Univar	9.6x
March 2016	Nexeo	WL Ross	8.9x
March 2023	Univar	Apollo	7.7x
Building Products
August 2020	White Cap	CD&R	8.7x
April 2015	Probuild	Builders FirstSource	8.6x
January 2021	Foundation B. Mats	AmSec	8.3x
Based on its analysis of the relevant metrics and time frame for each of the transactions listed above and upon the application of its professional judgment and experience, Morgan Stanley selected a representative range of implied AV / LTM EBIDTA multiples of 7.5x to 11.0x for the transactions and applied this range to the LTM EBITDA for Veritiv. Morgan Stanley calculated the estimated implied value per Share, rounded to the nearest $0.25, as $242.50 to $360.75 per Share as of August 4, 2023.
No company or transaction utilized in the precedent transactions analysis is identical to Veritiv or the Merger. In evaluating the precedent transactions, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Veritiv’s control. These include, among other things, the impact of competition on Veritiv’s business and its industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Veritiv and its industry, and in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and equity value of the transactions to which they are being compared.
Leveraged Buyout Analysis
For reference only, and not as a component of its fairness analysis, Morgan Stanley analyzed Veritiv from the perspective of a financial sponsor buyer that would effect a hypothetical leveraged buyout of Veritiv. Morgan Stanley based its analysis on the Management Case. Morgan Stanley assumed a transaction date as of September 30, 2023 and an investment period ending December 31, 2027. Morgan Stanley also made certain other assumptions, based on its professional judgment and experience, including (i) the financial sponsor buyer raises $1,500 million in acquisition debt financing at 3.3x leverage based on Adjusted EBITDA of $454 million for the twelve months ending September 30, 2023, at an 8.75% interest rate, (ii) a minimum cash balance of $25 million, (iii) annual savings of approximately $10 million in public company related costs, (iv) approximately $81 million in transaction costs, (v) a target internal rate of return ranging from 17.5% to 22.5% and (vi) a target AV / NTM Adjusted EBITDA exit multiple ranging from 4.5x to 5.5x.
Based on the above-described analysis, Morgan Stanley derived the following ranges of implied values per Share, each rounded to the nearest $0.25:
Source	Implied Value Per Share
Management Case	$161.50 – $195.25
U.S. Public Company Premiums Paid
For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed comparable U.S. public company acquisitions between 2013 and August 4, 2023 for all-cash consideration for deals with an equity value implied by the related transaction consideration of between $500 million and $10 billion, with a share price that was unaffected by transaction announcement (or affected for not greater than 14 days). Such analysis is designed to imply a value of a company based on publicly available financial terms of such transactions.
Morgan Stanley calculated the estimated implied value per Share, rounded to the nearest $0.25, as $169.50 to $219.00 per Share as of August 4, 2023.
Historical Trading Range
For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed the historical trading range of the shares of Common Stock for the 52-week period commencing on August 5, 2022, and ending on August 4, 2023. Morgan Stanley observed that, during this period, the low and high intraday prices of the shares of Common Stock were $94.50 and $161.84 per Share, respectively.
Broker Price Targets
For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed and analyzed future public market trading price targets for the shares of Common Stock prepared and published by the only equity research analyst covering Veritiv prior to May 30, 2023. This one-year forward target reflected the analyst’s estimate of the future public market trading price of the shares of Common Stock of $158.00 per Share as of August 4, 2023. Morgan Stanley discounted the analyst price target for the shares of Common Stock by one year at a discount rate equal to the midpoint of Veritiv’s estimated cost of equity as of August 4, 2023 of 12.2%, to arrive at an implied equity value for the shares of Common Stock of $140.85 per Share as of August 4, 2023.
Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the shares of Common Stock, and these estimates are subject to uncertainties, including the future financial performance of Veritiv and future financial market conditions.

General
In connection with the review of the Merger by the Board of Directors, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of Veritiv.
In performing its analyses, Morgan Stanley made numerous assumptions with regard to industry performance, general business, regulatory, economic, market and financial conditions and other matters, all of which generally are beyond the control of Veritiv. These include, among other things, the impact of competition on the business of Veritiv and its industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Veritiv and its industry, and in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the Merger Consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement to holders of shares of Common Stock (other than the Baupost Stockholders, Parent and their respective affiliates), and in connection with the delivery of its opinion to the Board of Directors. These analyses do not purport to be appraisals or to reflect the prices at which shares of Common Stock might actually trade.
The Merger Consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement was determined through arm’s-length negotiations between Veritiv and Parent and was approved by the Board of Directors. Morgan Stanley acted as financial advisor to the Board of Directors during these negotiations but did not, however, recommend any specific consideration to Veritiv or the Board of Directors, nor opine that any specific consideration constituted the only appropriate consideration for the Merger. Morgan Stanley’s opinion did not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available.
Morgan Stanley’s opinion was not intended to, and does not, constitute advice or a recommendation as to whether the holders of shares of Common Stock should act or vote in connection with any of the transactions contemplated by the Merger Agreement. Morgan Stanley’s opinion and its presentation to the Board of Directors was one of many factors taken into consideration by the Board of Directors in deciding to recommend the transactions contemplated by the Merger Agreement, including the Merger. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Board of Directors with respect to the Merger Consideration pursuant to the Merger Agreement or of whether the Board of Directors would have been willing to recommend a transaction with different consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.
Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Veritiv, Parent, the Baupost Stockholders or any of their respective affiliates, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument. In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with Veritiv in connection with this transaction, may have committed, and may commit in the future, to invest in investment funds managed by Parent, the Baupost Stockholders, or any of their respective affiliates, or in affiliates of Morgan Stanley that may hold direct equity and/or partnership interests in private equity funds managed by Parent, the Baupost Stockholders or any of their respective affiliates.
Under the terms of its engagement, Morgan Stanley has acted as financial advisor to the Board of Directors, including providing the Board of Directors with a written financial opinion, described in this section and attached as Annex B, in connection with the Merger, and Veritiv has agreed to pay Morgan Stanley a fee of approximately $31 million for its services of which $8 million was payable upon the rendering of such opinion and the remainder of which is contingent upon the closing of the Merger. Veritiv has also agreed to reimburse Morgan Stanley for its expenses, including fees of outside counsel, in an amount not to exceed $200,000 without prior Veritiv consent (not to be unreasonably withheld). In addition, Veritiv has agreed to indemnify Morgan Stanley and its affiliates, and its and their respective current and former officers, directors, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates, against certain liabilities and expenses, related to, arising out of or in connection with litigation and other actions relating to Morgan Stanley’s engagement.
In the two and a half years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have provided certain investment banking and other financial services to Veritiv, Parent and its majority-controlled affiliates and Baupost, and have received certain fees in connection with financial advisory and financing services provided to such entities, including certain fees for such services from Parent and its majority-controlled affiliates of between $10 million and $20 million. In addition, Morgan Stanley or an affiliate thereof is a lender to a majority-controlled affiliate of the Parent. In addition, representatives of Morgan Stanley have participated in multiple coverage meetings with representatives of Parent, including participating at certain meetings prior to May 2023 to present views on a potential acquisition of Veritiv and certain valuation analyses in connection therewith based upon publicly available information. No senior member of the Morgan Stanley team representing Veritiv on the Merger was part of any such coverage meetings, although certain team members have had access to the applicable presentation materials. Morgan Stanley and its affiliates may also seek to provide financial advisory and financing services to such entities and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Financing of the Merger
We anticipate that the total amount of funds necessary to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the Closing by Parent and Merger Subsidiary under the Merger Agreement, will be approximately $2.7 billion. This amount includes funds needed to: (1) pay Veritiv Stockholders the amounts due under the Merger Agreement for their Common Stock, (2) make payments in respect of our outstanding Company Equity Awards and Company PBU Awards payable at the Closing pursuant to the Merger Agreement, (3) refinance certain existing indebtedness of the Company and (4) pay all related fees and expenses required to be paid by Parent and Merger Subsidiary on the Closing Date in connection with the transactions contemplated under the Merger Agreement (collectively, the “Required Amounts”).
Parent and Merger Subsidiary have obtained committed Financings consisting of (i) Equity Financing to be provided by the CD&R Fund pursuant to the terms of the Equity Commitment Letter and (ii) Debt Financing to be provided pursuant to the Debt Commitment Letter by the Committed Lenders party thereto. In connection with the Merger Agreement, Parent and Merger Subsidiary have delivered to Veritiv copies of the Financing Letters. Notwithstanding anything in the Merger Agreement to the contrary, in no event will the receipt or availability of any funds or financing (including the Financing contemplated by the Financing Letters) by or to Parent or any of its affiliates or any other financing transaction be a condition to Parent’s and Merger Subsidiary’s obligations to close the Merger under the Merger Agreement.
Equity Financing
Pursuant to the Equity Commitment Letter, the CD&R Fund has committed to contribute or cause to be contributed to Parent at the Closing an aggregate amount in cash equal to $1.120 billion for the purpose of funding a portion of the Required Amounts. The obligation of the CD&R Fund to provide the Equity Financing under the Equity Commitment Letter is subject to a number of conditions, including, but not limited to: (i) satisfaction or waiver by Veritiv, Parent and Merger Subsidiary, as applicable, of each the conditions to the obligations of Parent and Merger Subsidiary to consummate the Merger set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted under the Merger Agreement) of such conditions) and the Closing is required to occur pursuant to the Merger Agreement, (ii) the prior funding of the Debt Financing contemplated by the Debt Commitment Letter or confirmation that the Debt Financing contemplated by the Debt Commitment Letter will be funded at the Closing if the Equity Financing under the Equity Commitment Letter is funded and in an aggregate amount sufficient to fund the Required Amounts, and (iii) written confirmation from Veritiv that if the Equity Financing and Debt Financing are funded, then Veritiv is ready, willing and able to consummate and will consummate the Closing in accordance with the terms of the Merger Agreement.
The obligation of the CD&R Fund to fund the Equity Financing will automatically and immediately terminate upon the earliest to occur of: (i) the payment of all Required Amounts by Parent at the consummation of the Closing, (ii) the valid termination of the Merger Agreement in accordance with its terms, (iii) the valid termination of the Limited Guarantee or (iv) the assertion of a claim or legal proceeding by Veritiv or any of its controlled affiliates or any of their Representatives (as defined in the Equity Commitment Letter), under or in respect of the Merger Agreement, the Limited Guarantee or the transactions contemplated thereby against Parent, the CD&R Fund, or any of their affiliates, other than certain permitted claims.
Veritiv is an express third-party beneficiary of the Equity Commitment Letter solely with respect to seeking and obtaining specific performance of Parent’s right to cause the Equity Financing to be funded by the CD&R Fund to Parent in accordance with the Equity Commitment Letter, solely to the extent Parent can enforce the equity commitment pursuant to the terms of the Equity Commitment Letter.
Debt Financing
The Debt Commitment Letter provides that the Committed Lenders party thereto will provide, upon the terms and subject to the conditions set forth in the Debt Commitment Letter, in the aggregate up to $2.125 billion in Debt Financing (not all of which is expected to be drawn at the Closing).
The proceeds of the Debt Financing will be used on the Closing Date (i) to fund certain amounts in respect of the Closing of the Merger and related transactions on the Closing Date, including repayment in full and termination of Veritiv’s existing credit facility, (ii) for working capital purposes (including to refinance any indebtedness incurred for working capital purposes) and to replace, backstop or cash collateralize certain existing letters of credit (if any) of Veritiv or its subsidiaries and, (iii) to pay fees and expenses related to the Merger and related transactions and (iv) for any other purpose not prohibited by the documentation governing the Debt Financing. The obligations of the Committed Lenders party to the Debt Commitment Letter to provide the Debt Financing under the Debt Commitment Letter are subject to certain customary conditions.
As of the date hereof, the documentation governing the Debt Financing contemplated by the Debt Commitment Letter has not been finalized and, accordingly, the actual terms of the Debt Financing may differ from those described in this proxy statement.
Limited Guarantee
Pursuant to the Limited Guarantee, the CD&R Fund has agreed to guarantee the payment of the following amounts, to the extent payable by Parent pursuant to the Merger Agreement: (1) the aggregate amount of the Parent Termination Fee; (2) the Company Enforcement Expenses (subject to the Expenses Cap); (3) any monetary damages awarded to Veritiv pursuant to the Merger Agreement following a termination of the Merger Agreement in which it is determined pursuant to a final court order that Parent or Merger Subsidiary committed a Willful Breach (as such term is defined in the section of this proxy statement titled “The Merger Agreement — Termination of the Merger Agreement”) (collectively, “Parent Willful Breach Damages”); and (4) the Reimbursement Obligations (as defined in the section of this proxy statement captioned “— Company’s Financing Cooperation Covenants”). We refer to the obligations set forth in the preceding sentence as the “Guaranteed Obligations.” The obligations of the CD&R Fund under the Limited Guarantee are subject to an aggregate cap equal to $153,893,400.
Subject to specified exceptions, the Limited Guarantee will terminate upon the earliest of:
•
the consummation of the Closing (but only if the Merger has been consummated and the Required Amounts have been funded in full);

•
the termination of the Merger Agreement in accordance with its terms under circumstances in which none of the Guaranteed Obligations may be payable;

•
the payment by the CD&R Fund, or the receipt by Veritiv from Parent, of an amount sufficient (subject to the cap described above) to satisfy the Guaranteed Obligations; or

•
the valid termination of the Merger Agreement in accordance with its terms under circumstances in which the Parent Termination Fee, Parent Willful Breach Damages, Company Enforcement Expenses or Reimbursement Obligations are payable, in which case the Limited Guarantee will terminate 120 days after such termination unless Veritiv has commenced a legal proceeding against Parent or the CD&R Fund alleging that the Parent Termination Fee, Parent Willful Breach Damages, Company Enforcement Expenses or Reimbursement Obligations are due and owing prior to such 120th day; provided that if the Merger Agreement has been so terminated and such legal proceeding has been filed, the CD&R Fund, as the guarantor entity under the Limited Guarantee, will have no further liability or obligation under the Limited Guarantee from and after the earliest of (w) the consummation of the Closing (but only if the Merger has been consummated and the Required Amounts have been funded in full), (x) a final, non-appealable resolution of such legal proceeding, (y) a written agreement between the CD&R Fund, as the guarantor entity under the Limited Guarantee, and Veritiv terminating the obligations and liabilities of the CD&R Fund, as the guarantor entity under the Limited Guarantee, pursuant to the Limited Guarantee and (z) payment of the Guaranteed Obligations then payable by the CD&R Fund or Parent.

Certain Effects of the Merger
If the Merger Proposal receives the required approvals of the Company Stockholders described elsewhere in this proxy statement and the other conditions to the Closing are either satisfied or waived (where permissible pursuant to applicable law) and the Merger Agreement is not otherwise terminated in accordance with its terms, Merger Subsidiary will be merged with and into Veritiv in accordance with the DGCL and on the terms and subject to the conditions set forth in the Merger Agreement.
At the Effective Time, the Certificate of Incorporation and the Bylaws will, by virtue of the Merger, be amended in their entirety to read as the certificate of incorporation and bylaws of Merger Subsidiary in effect immediately prior to the Effective Time (except that Article One of Merger Subsidiary’s certificate of incorporation will provide that the name of the Surviving Corporation will be “Veritiv Corporation”). Such certificate of incorporation and bylaws, as so amended, will be the certificate of incorporation and bylaws of the Surviving Corporation until thereafter amended.
The parties to the Merger Agreement have agreed to take all requisite actions so that, from and after the Effective Time, until successors are duly elected or appointed and qualified or until their earlier, death, resignation or removal in accordance with applicable law, the certificate of incorporation and the bylaws of the Surviving Corporation, (i) the directors of Merger Subsidiary immediately prior to the Effective Time will be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation.
Following the Merger, all of the Common Stock will be owned, beneficially and of record, by Parent, and, by virtue of the Merger, none of the holders of Common Stock will, have any direct ownership interest in, or be a stockholder of, Veritiv, the Surviving Corporation or Parent. As a result, the holders of Common Stock will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Common Stock. Following the Merger, Parent will benefit from any increase in Veritiv’s value and will also bear the risk of any decrease in Veritiv’s value.

At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock held by Veritiv as treasury stock or owned by any subsidiary of Veritiv or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) shares of Common Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL) (“Dissenting Shares”) will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration.
For information regarding the effects of the Merger on the Company’s outstanding awards, please see the section entitled “The Merger Agreement — Treatment of Company Equity Awards.”
The Common Stock is currently registered under the Exchange Act and trades on the NYSE under the symbol “VRTV.” Following the consummation of the Merger, shares of Common Stock will no longer be traded on the NYSE or any other public market. In addition, the registration of the Common Stock under the Exchange Act will be terminated. Following termination of registration of the Common Stock under the Exchange Act, the Company will no longer be required to furnish information to the Company Stockholders and the SEC, and the provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, will become inapplicable to the Company. Parent will become the beneficiary of the cost savings associated with the Company no longer being subject to the requirements of the federal securities laws.
Effects on the Company if the Merger is Not Completed
In the event that the Merger Proposal does not receive the required approvals of the Company Stockholders described elsewhere in this proxy statement, or if the Merger is not completed for any other reason, the Company Stockholders will not receive any payment for their shares of Common Stock in connection with the Merger. Instead, the Company expects that its management will operate its business in a manner similar to that in which it is being operated today and the Company will remain an independent public company, the Common Stock will continue to be listed and traded on the NYSE, the Common Stock will continue to be registered under the Exchange Act and the Company Stockholders will continue to own their shares of the Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Common Stock.
If the Merger is not completed, there can be no assurances as to the effect of these risks and opportunities on the future value of your shares of Common Stock, including the risk that the market price of the Common Stock may decline to the extent that the current market price of the Common Stock reflects a market assumption that the Merger will be completed. If the Merger is not completed, there can be no assurances that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely impacted or that stockholders will ever receive a control premium for their shares. Pursuant to the Merger Agreement, under certain circumstances the Company is permitted to terminate the Merger Agreement in order to enter into an alternative transaction. Please see the section of this proxy statement entitled “The Merger Agreement — Termination of the Merger Agreement.”
Under certain circumstances, if the Merger is not completed, the Company may be obligated to pay the Company Termination Fee and Parent Enforcement Expenses (subject to the Expenses Cap) to Parent. Similarly, under certain circumstances, if the Merger is not completed, Parent may be obligated to pay the Parent Termination Fee and the Company Enforcement Expenses (subject to the Expenses Cap) to the Company. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees and Enforcement Expenses; Limitations on Liability.”
Interests of Executive Officers and Directors of Veritiv in the Merger
In considering the recommendation of the Board of Directors that Veritiv Stockholders adopt the Merger Agreement, Veritiv Stockholders should be aware that the executive officers and directors of Veritiv have certain interests in the Merger that may be different from, or in addition to, the interests of Veritiv

Stockholders generally. The Board of Directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby, including the Merger, and in making their recommendation that Veritiv Stockholders approve the Merger Agreement.
For purposes of this disclosure:
•
The “named executive officers” of Veritiv are:

•
Salvatore A. Abbate, Chief Executive Officer;

•
Eric J. Guerin, Senior Vice President and Chief Financial Officer;

•
Karen K. Renner, Senior Vice President, Chief Information Officer;

•
Susan B. Salyer, Senior Vice President, General Counsel and Corporate Secretary;

•
Mark W. Hianik, former Senior Vice President, General Counsel and Corporate Secretary;

•
Stephen J. Smith, Former Senior Vice President and Chief Financial Officer; and

•
Daniel J. Watkoske, Former Senior Vice President, Print and Publishing.

•
The executive officers of Veritiv since the beginning of Veritiv’s last fiscal year on January 1, 2023 are:

•
the named executive officers (other than Mr. Hianik, who resigned effective as of January 1, 2023);

•
Dean A. Adelman, Senior Vice President and Chief Human Resources Officer;

•
Daniel B. Calderwood, Senior Vice President, Facility Solutions, Digital, and Marketing;

•
Stephanie E. Mayerle, Senior Vice President, Sales; and

•
Michael D. Walkenhorst, Senior Vice President, Packaging and Global Operations.

Treatment of Company Equity Awards
The Merger Agreement provides that at the Effective Time:
•
each then outstanding Company RSU Award, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Veritiv will pay each holder thereof at or promptly after the Effective Time, an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such Company RSU Award, less any required withholding taxes under applicable law;

•
each then outstanding Company PSU Award, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Veritiv will pay each holder thereof at or promptly after the Effective Time an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the target number of performance share units subject to such Company PSU Award, less any required withholding taxes under applicable law;

•
each outstanding Company Director Equity Award, whether settleable in shares of Common Stock or cash, will be canceled, and Veritiv will pay each holder thereof at or promptly after the Effective Time (or such later time as would not result in the imposition of taxes under Section 409A of the Code) for each such Company Director Equity Award an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such Company Director Equity Award, together with any cash dividends accrued, less any required withholding taxes under applicable law; and

•
each then outstanding Company PBU Award, whether or not vested, will be canceled and Veritiv will pay each holder thereof at or promptly after the Effective Time an amount in cash equal to $1.00 multiplied by the target number of performance-based units subject to such Company PBU Award, less any required withholding taxes under applicable law.

For an estimate of the value of unvested Company Equity Awards and Company PBU Awards held by named executive officers that would be cancelled in exchange for Merger consideration assuming that the Merger occurs on December 1, 2023, see “— Quantification of Payments and Benefits to Named Executive Officers” below.
We estimate that the value of unvested Company Equity Awards and Company PBU Awards held by Messrs. Adelman, Calderwood and Walkenhorst and Ms. Mayerle (Veritiv’s executive officers who are not named executive officers) that would be cancelled in exchange for Merger Consideration (or $1.00 per unit, in the case of Company PBU Awards) assuming that the Merger occurs on December 1, 2023 is $3,426,750, $2,162,590, $2,458,160, and $2,089,370, respectively. None of the Veritiv non-employee directors hold any unvested Company Equity Awards or Company PBU Awards; however, the Merger is a payment event for each non-employee director’s fully-vested deferred stock accounts.
Veritiv Severance and Change in Control Arrangements
The Veritiv Executive Severance Plan provides separation pay and benefits to covered participants (including the named executive officers or, “NEOs”) in the event the executive is involuntarily terminated without cause or, for certain executive officers, if the executive resigns for “good reason” (each, as defined in the Veritiv Executive Severance Plan). If provided, the separation pay and benefits available are generally contingent upon the Company receiving a general release of claims from the executive.
In the event of an employment termination by Veritiv without cause or by the executive for “good reason,” within twenty-four (24) months following, or in certain circumstances within six (6) months prior to, a change in control (as defined in the Executive Severance Plan and including the Merger), the Executive Severance Plan provides that the executive officer would be entitled to a lump sum payment equal to two times the sum of the executive’s base salary and target annual incentive plan (“AIP”) bonus. In addition, the executive would be entitled to a prorated AIP bonus calculated at target (100%) performance and medical coverage for eighteen (18) months (or twenty-four (24) months in the case of Mr. Abbate), and outplacement services for up to six (6) months at Veritiv’s expense.
For an estimate of the value of the severance benefits for the named executive officers assuming a qualifying termination immediately following the Effective Time, see “— Quantification of Payments and Benefits to Named Executive Officers” below.
We estimate that the value of the severance benefits for Messrs. Adelman, Calderwood and Walkenhorst and Ms. Mayerle (Veritiv’s executive officers who are not named executive officers) assuming a qualifying termination immediately following the Effective Time is $1,708,074, $1,447,904, $1,766,956, and $1,556,299, respectively.
Indemnification, Exculpation and Insurance
Parent will cause the Surviving Corporation to, and the Surviving Corporation will:
•
indemnify and hold harmless, for at least six (6) years after the Effective Time, the present and former officers and directors of Veritiv (each, an “Indemnified Person”) in respect of acts or omissions occurring at or prior to the Effective Time arising out of or related to (i) their service as an officer or director of Veritiv or its subsidiaries; or (ii) services performed by such Indemnified Person at the request of Veritiv or its subsidiaries, in each case, to the fullest extent permitted by the DGCL or any other applicable law; and

•
cause to be maintained in effect, for six (6) years after the Effective Time, provisions in the Surviving Corporation’s certificate of incorporation and bylaws (or in such documents of any successor to the Surviving Corporation) regarding limitations of liability of directors and officers, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of the Merger Agreement.

Parent and the Surviving Corporation will pay on an as-incurred basis the reasonable and documented out-of-pocket fees and expenses of any Indemnified Person (including the reasonable fees and expenses of counsel) in advance of the final disposition of any legal proceeding that is the subject of the right to indemnification pursuant to the foregoing bullets; provided, however, that such Person must undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable order, that such Person is not entitled to indemnification.
Prior to the Effective Time, Veritiv will or, if Veritiv is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of Veritiv’s existing directors’ and officers’ insurance policies and Veritiv’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time from an insurance carrier with the same or better credit rating as Veritiv’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable in the aggregate than the coverage provided under Veritiv’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of Veritiv or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions or actions contemplated by the Merger Agreement); provided, however, that in no event will Veritiv expend premium amounts, in the aggregate, for such “tail” insurance policies pursuant to this sentence in excess of 300% of the annual premium paid by Veritiv for the D&O Insurance for the most recent calendar year ended prior to the date of the Merger Agreement (the “Maximum Premium”).
If Veritiv or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will:
•
continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date of the Merger Agreement with Veritiv’s current insurance carrier or with an insurance carrier with the same or better credit rating as Veritiv’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under Veritiv’s existing policies as of the date of the Merger Agreement; or

•
purchase from Veritiv’s current insurance carrier or from an insurance carrier with the same or better credit rating as Veritiv’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in Veritiv’s existing policies as of the date hereof provided, however, that (i) in no event will Parent or the Surviving Corporation be required to expend premium amounts, in the aggregate, for such policies pursuant to this sentence in excess of the Maximum Premium; and (ii) if the aggregate premiums of such insurance coverage exceed the Maximum Premium, the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.
If Parent, the Surviving Corporation or any of its successors or assigns:
•
consolidates with or merges with or into any other Person and is not the continuing or surviving Person of such consolidation or merger; or

•
transfers or conveys all or substantially all of its properties and assets to any Person,

then, and in each such case, to the extent necessary, proper provision will be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, will assume the obligations set forth in the directors’ and officers’ liability covenants contained in the Merger Agreement.
Each Indemnified Person is a third-party beneficiary of the directors’ and officers’ liability covenants contained in the Merger Agreement. The rights of each Indemnified Person under such covenants:
•
are in addition to any rights such Person may have under the certificate of incorporation or bylaws of Veritiv or any of its subsidiaries, or under the DGCL or any other applicable law or under any agreement of any Indemnified Person with Veritiv or any of its subsidiaries, and nothing in the Merger Agreement will modify, abridge, narrow or restrict any such rights; and
•
will survive consummation of the Merger and are intended to benefit, and will be enforceable by, each Indemnified Person, and such Indemnified Person’s successors, heirs and representatives.

For more information, see “The Merger Agreement — Director and Officer Liability.”
Arrangements with Parent
As of the date of this proxy statement, no executive officer of Veritiv has entered into any agreement with Parent or any of its affiliates regarding individual employment arrangements with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates following the consummation of the Merger. Prior to and following the Closing, however, Parent intends to have discussions with certain executive officers of Veritiv regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates and certain executive officers of Veritiv may enter into agreements with, Parent, Merger Subsidiary, their subsidiaries or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates.
Quantification of Payments and Benefits to Named Executive Officers
The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation and benefits payable to each of Veritiv’s NEOs that is based on or otherwise relates to the Merger. The compensation shown in this table and described in the footnotes to the table is the subject of a non-binding, advisory vote of the Veritiv Stockholders at the Special Meeting, as described in “— Advisory Compensation Proposal (Proposal 2)” beginning on page 110.
The figures in the table are estimates based on current compensation levels, each NEO’s existing compensation arrangements with Veritiv and multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below. For purposes of calculating such amounts, we have assumed:
•
December 1, 2023, as the closing date of the Merger (which is the assumed date solely for purposes of this golden parachute compensation disclosure);

•
a termination of each NEO’s employment without cause or resignation for good reason, effective as of immediately following the Effective Time; and

•
a price per share of Common Stock equal to the Merger Consideration.

For purposes of this discussion, “single trigger” refers to benefits that arise solely as a result of the completion of the Merger and “double trigger” refers to benefits that require two conditions, which are the completion of the Merger and a qualifying termination of the NEO’s employment. Payments of double trigger benefits are contingent on the named executive officer signing and not revoking a release of claims in favor of Veritiv and the named executive officer’s compliance with certain restrictive covenants, in each case, as described above under the caption “— Veritiv Severance and Change in Control Arrangements.” For additional details regarding the terms of the payments described below, see the discussion under the caption “— Interests of Executive Officers and Directors of Veritiv in the Merger” above.

Golden Parachute Compensation
Named Executive Officer	Cash ($)(3)(6)	Equity ($)(4)	Perquisites/ benefits ($)(5)(6)	Tax Reimbursement ($)(7)	Other	Total ($)(7)
Salvatore A. Abbate Chief Executive Officer	$5,212,500	$18,936,180	$75,708	—	—	$24,224,388
Eric J. Guerin(2) Senior Vice President and Chief Financial Officer	$2,687,500	$2,638,400	$52,000	—	—	$5,377,900
Karen K. Renner Senior Vice President and Chief Information Officer	$1,688,917	$3,170,396	$53,531	—	—	$4,912,844
Susan B. Salyer Senior Vice President, General Counsel and Corporate Secretary	$1,919,792	$2,437,710	$52,000	—	—	$4,409,502
Mark W. Hianik(1) Former Senior Vice President, General Counsel and Corporate Secretary	—	$523,130	—	—	—	$523,130
Stephen J. Smith(2) Former Senior Vice President and Chief Financial Officer	—	$1,518,866	—	—	—	$1,518,866
Daniel J. Watkoske(1) Former Senior Vice President, Print and Publishing	—	—	—	—	—	—

(1)
Messrs. Hianik and Watkoske separated from employment with the Company effective January 1, 2023 and March 31, 2023, respectively. Mr. Watkoske will not receive any compensation that is based on or otherwise relates to the Merger.

(2)
Mr. Smith stepped down from the Chief Financial Officer role effective March 1, 2023 and will retire from the Company effective as of September 30, 2023. Mr. Guerin assumed the role of Chief Financial Officer effective March 1, 2023.

(3)
The amounts reflected in this column consist of the following components (each, a double trigger benefit):

	Severance ($)(a)	Prorated AIP Bonus ($)(b)
Mr. Abbate	$4,140,000	$1,072,500
Mr. Guerin	$2,220,000	$467,500
Ms. Renner	$1,430,600	$258,317
Ms. Salyer	$1,615,000	$304,792
Mr. Hianik	—	—
Mr. Smith	—	—
Mr. Watkoske	—	—

(a)
Reflects cash severance equal to two times the sum of the NEO’s base salary and target AIP bonus, payable by the Company in a single lump sum.

(b)
Reflects an amount equal to the NEO’s prorated AIP bonus for 2023, calculated at target (100%) performance, payable by the Company in a single lump sum.

(4)
The amounts reflected in this column consists of the following components (each, a single trigger benefit). See “— Treatment of Company Equity Awards” for a detailed description of the treatment of outstanding Company Equity Awards and Company PBU Awards in connection with the Merger.

	Veritiv RSUs ($)	Veritiv PSUs ($)	Veritiv PBUs ($)
Mr. Abbate(a)	$10,677,360	$6,773,820	$1,485,000
Mr. Guerin	$1,357,960	$1,280,440	—
Ms. Renner	$2,104,600	$644,980	$420,816
Ms. Salyer	$1,499,910	$805,800	$132,000
Mr. Hianik	—	$219,640	$303,490
Mr. Smith(b)	—	$826,200	$692,666
Mr. Watkoske	—	—	—

(a)
Excludes 19,747 Company RSU Awards outstanding as of the date of this proxy statement with a normal vesting date of September 30, 2023. At $170 (the Merger Consideration) per unit, these Company RSU Awards would be valued at $3,356,990.

(b)
Reflects number of Company PSU Awards and Company PBU Awards that will be outstanding after proration of Mr. Smith’s awards on his September 30, 2023 retirement date, pursuant to plan documents.

(5)
The amounts reflected in this column consist of the following components (each, a double trigger benefit):

	COBRA Continuation ($)(a)	Outplacement Services ($)(b)
Mr. Abbate	$50,708	$25,000
Mr. Guerin	$27,000	$25,000
Ms. Renner	$28,531	$25,000
Ms. Salyer	$27,000	$25,000
Mr. Hianik	—	—
Mr. Smith	—	—
Mr. Watkoske	—	—

(a)
Reflects the projected value of payment of medical premiums under COBRA continuation for twenty-four (24) months for Mr. Abbate and eighteen (18) months for the other NEOs.

(b)
Reflects the projected value of outplacement services for six (6) months.

(6)
Payments under the Executive Severance Plan will cease if the NEO violates restrictive covenants (including non-competition, non-solicitation of customers or employees, and nondisclosure of confidential information).

(7)
In the event any payment or benefit received by a NEO in connection with the Merger would be subject to excise taxes imposed under Section 4999 of the Code, the amount of such payments or benefits provided would be reduced, but only to the extent such reduction results in a greater after-tax benefit to the NEO.

Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) of shares of Common Stock whose shares are converted into the right to receive cash pursuant to the Merger, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury Regulations promulgated under the Code, rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.
This discussion is limited to U.S. Holders and Non-U.S. Holders who hold their shares of Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, including the impact of the Medicare contribution tax on net investment income and the alternative minimum tax. In addition, it does not address consequences relevant to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:
•
banks and other financial institutions;

•
mutual funds;

•
insurance companies;

•
brokers or dealers in securities, currencies or commodities;

•
dealers or traders in securities subject to a mark-to-market method of accounting;

•
regulated investment companies and real estate investment trusts;

•
tax-qualified retirement plans;

•
tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

•
holders that are holding shares of Common Stock as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

•
U.S. Holders whose functional currency is not the U.S. dollar;

•
partnerships, other entities classified as partnerships for U.S. federal income tax purposes, “S corporations” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•
expatriated entities subject to Section 7874 of the Code;

•
U.S. expatriates and former citizens or long-term residents of the United States;

•
holders that own or have owned (directly, indirectly or constructively, at any time during the five-year period ending on the Closing Date) five percent or more of Common Stock (by vote or value);

•
holders required to accelerate the recognition of any item of gross income with respect to their shares as a result of such income being recognized on an applicable financial statement;

•
grantor trusts;

•
“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•
persons who hold or received Common Stock pursuant to the exercise of any employee stock option, in connection with a restricted stock unit award or company performance stock unit award or otherwise in a compensatory transaction;

•
holders that own an equity interest in Parent following the Merger;

•
holders that hold their Common Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States; and

•
holders that do not vote in favor of the Merger and that properly demand appraisal of their shares under Section 262 of the DGCL.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Common Stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partners in partnerships holding shares of Common Stock should consult their tax advisors as to the particular tax consequences to them of the Merger.
THE U.S. FEDERAL INCOME TAX TREATMENT OF THE TRANSACTIONS DISCUSSED HEREIN TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. WE URGE YOU TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU IN CONNECTION WITH THE MERGER IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES, INCLUDING U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES.
U.S. Holders
This section applies to “U.S. Holders.” For purposes of this discussion, a “U.S. Holder” is any beneficial owner of Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:
•
an individual who is a citizen or resident of the United States;

•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The receipt of cash by a U.S. Holder in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder will recognize gain or loss in an amount equal to the difference between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Common Stock surrendered pursuant to the Merger by such U.S. Holder. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares of Common Stock. A U.S. Holder’s gain or loss on the disposition of shares of Common Stock generally will be characterized as capital gain or loss. Any such gain or loss will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one (1) year at the time of the completion of the Merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. U.S. Holders who hold different blocks of Common Stock (shares of Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them. Capital gains recognized by U.S. Holders also may be subject to a 3.8% federal Medicare contribution tax.
Non-U.S. Holders
This section applies to “Non-U.S. Holders.” For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of Common Stock that is not a U.S. Holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
A Non-U.S. Holder will not be subject to U.S. federal income tax on gain realized in connection with the Merger, unless:
•
the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the United States); or

•
the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of shares of Common Stock pursuant to the Merger and certain other requirements are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates applicable to U.S. holders (unless an applicable income tax treaty provides otherwise). A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
A Non-U.S. Holder described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on gain realized in connection with the Merger, which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
Information Reporting and Backup Withholding
Information reporting generally will apply to payments to a U.S. Holder in connection with the Merger. Backup withholding generally will apply to the proceeds received by a U.S. Holder pursuant to the Merger, unless the U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. Holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules.
Information reporting and backup withholding generally will apply to the proceeds of a disposition of shares of Common Stock in the Merger by a non-U.S. Holder effected by or through the U.S. office of any broker, U.S. or foreign, unless the holder certifies, on a properly completed applicable IRS Form W-8, its status as a non-U.S. Holder and satisfies certain other requirements, or otherwise establishes an exemption. For information reporting purposes, dispositions effected through a non-U.S. office of a broker with certain connections with the United States will be treated in a manner similar to dispositions effected through a U.S. office of a broker. Non-U.S. Holders should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.
Copies of information returns may be made available to the tax authorities of the country in which the non-U.S. holder resides or is incorporated under the provisions of a specific treaty or agreement.
Backup withholding is not an additional tax. The amount of any backup withholding generally will be allowed as a credit against a holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.
THE DISCUSSION ABOVE IS BASED ON CURRENT U.S. FEDERAL INCOME TAX LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS NOT TAX ADVICE. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, YOUR INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION AND HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF THE MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.
Litigation Related to the Merger
As of the date of this proxy statement, no stockholder litigation related to the Merger Agreement has been brought against the Company or any members of the Board of Directors.

Regulatory Approvals
General
Veritiv and Parent have agreed to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law, including applicable antitrust laws, to consummate the Transactions. These approvals include approval under the HSR Act and any other applicable antitrust laws (whether domestic or foreign).
HSR Act and U.S. Antitrust Matters
Under the HSR Act and the rules promulgated thereunder, the Merger may not be completed until the Company and Parent each file a Notification and Report Form with the Antitrust Division of the U.S. Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”), and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a thirty (30)-calendar-day waiting period following the parties’ filings of their respective HSR Act notification and report forms or the early termination of that waiting period. If the FTC or DOJ issues a request for additional information and documents (which we refer to as a “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second thirty (30)-day waiting period, which would begin to run only after both parties have substantially complied with the Second Request, unless the waiting period is terminated earlier or the parties otherwise agree to extend the waiting period.
The Company and Parent received a Premerger Notification from the Premerger Notification Office of the FTC and the Antitrust Division of the DOJ notifying them that the waiting period under the HSR Act commenced on August 11, 2023.
At any time before or after consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, any state could take such action under antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.
Other Regulatory Approvals
The Merger is also subject to clearance or approval by SAMR in China and Cofece in Mexico. The Merger cannot be completed until the Company and Parent obtain clearance to consummate the Merger or the applicable waiting periods have expired or been terminated in such jurisdictions. The Company and Parent, in consultation and cooperation with each other, have made antitrust filings with each of SAMR and Cofece.

THE MERGER AGREEMENT
The following description sets forth the principal terms of the Merger Agreement, which is attached as Annex A and incorporated by reference into this proxy statement. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this description, which is summary by nature. This description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement. You are encouraged to read the Merger Agreement carefully in its entirety, as well as this proxy statement, before making any decisions regarding any of the proposals described in this proxy statement. This section is only intended to provide you with information regarding the terms of the Merger Agreement. Veritiv does not intend that the Merger Agreement will be a source of business or operational information about Parent or Veritiv. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this proxy statement and in the public filings Veritiv makes with the SEC, as described in “Where You Can Find More Information.”
Structure of the Merger
The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, Merger Subsidiary will be merged with and into Veritiv in accordance with the DGCL, whereupon the separate existence of Merger Subsidiary will cease, and Veritiv will survive the Merger as the Surviving Corporation and a wholly owned subsidiary of Parent. At the Effective Time, all (i) of the property, rights, privileges, powers and franchises of Veritiv and Merger Subsidiary will vest in the Surviving Corporation and (ii) debts, liabilities and duties of Veritiv and Merger Subsidiary will become the debts, liabilities and duties of the Surviving Corporation.
Closing and Effective Time
Subject to the provisions of the Merger Agreement, the Closing will take place via the electronic exchange of documents and signature pages on the third (3rd) business day following the date on which the conditions to the Closing (described below under the caption, “— Conditions to the Closing of the Merger”) (other than conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place, at such other time or on such other date as Parent and Veritiv may mutually agree in writing. However, the Closing will not occur until the earlier of (i) any day before or during the Marketing Period specified by Parent to Veritiv on no less than three (3) business days’ notice to Veritiv and (ii) the third (3rd) business day after the final day of the Marketing Period described below.
On the Closing Date, Veritiv will file a certificate of merger with the Secretary of State for the State of Delaware as provided under the DGCL and make all other filings required by the DGCL in connection with the Merger. The Merger will become effective at the Effective Time.
Marketing Period
The marketing period, a time allotted to Parent and Merger Subsidiary for purposes of marketing the Debt Financing, is the first period of twenty (20) consecutive business days following the date of the Merger Agreement throughout and at the end of such period (1) Parent will have certain required information about Veritiv, as described and defined in the Merger Agreement (the “Required Information”) and (2) the conditions to the Merger for the benefit of Parent and Merger Subsidiary have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing) and nothing has occurred and no condition exists that would cause any of such conditions to fail to be satisfied assuming the Closing were to be scheduled for any time during such twenty (20) consecutive business day period (the “Marketing Period”).
If the twenty (20) business day Marketing Period would include November 24, 2023, it is not required to be consecutive, and such date will be excluded for purposes of, but will not reset the twenty (20) consecutive business day period. Additionally, if the Marketing Period has not ended (i) by August 18, 2023, then the Marketing Period will not commence prior to September 5, 2023 and (ii) on or prior to December 22, 2023, then the Marketing Period will not commence prior to January 2, 2024. Parent may also postpone the start of the Marketing Period to a date not later than November 20, 2023.
Further, the Marketing Period will not be deemed to have commenced if (w) any of the historical financial statements that are included in the Required Information become “stale,” (x) Deloitte & Touche LLP (or any other auditor to the extent financial statements audited by such auditor are included in the Required Information) has withdrawn its audit opinion with respect to any of the audited financial statements of the Company or that are included in the Required Information, (y) the Company restates, or the Board of Directors or the Company’s auditors has determined that it is necessary to restate any historical financial statements of the Company that are included in the Required Information or (z) the Required Information, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not misleading.
Merger Consideration
Common Stock
At the Effective Time, as a result of the Merger and without any further action on the part of Parent, Merger Subsidiary or Veritiv or the holder of any capital stock of Veritiv (unless otherwise specified in the Merger Agreement):
•
each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock held by Veritiv as treasury stock or owned by any subsidiary of Veritiv or by Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) Dissenting Shares) will be automatically cancelled and converted into the right to receive the Merger Consideration;

•
each share of Common Stock held by Veritiv as treasury stock or owned by any subsidiary of Veritiv or Parent or any subsidiary of Parent immediately prior to the Effective Time will be canceled, and no payment will be made with respect thereto; and

•
each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the Effective Time will be converted into and become one (1) share of common stock of the Surviving Corporation and will constitute the only outstanding shares of capital stock of the Surviving Corporation.

Treatment of Company Equity Awards
Company RSU Awards
At the Effective Time, each then outstanding Company RSU Award, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Veritiv will pay each holder thereof at or promptly after the Effective Time, an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such Company RSU Award, less any required withholding taxes under applicable law.
Company PSU Awards
At the Effective Time, each then outstanding Company PSU Award, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and Veritiv will pay each holder thereof at or promptly after the Effective Time an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the target number of performance share units subject to such Company PSU Award, less any required withholding taxes under applicable law.
Company Director Equity Awards
At the Effective Time, each outstanding Company Director Equity Award granted to a non-employee member of the Board of Directors, whether settleable in shares of Common Stock or cash, will be canceled,

and Veritiv will pay each holder thereof at or promptly after the Effective Time (or such later time as would not result in the imposition of taxes under Section 409A of the Code) for each such Company Director Equity Award an amount in cash equal to (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such Company Director Equity Award, together with any cash dividends accrued, less any required withholding taxes under applicable law.
Company Performance-Based Units
At the Effective Time, each then outstanding Company PBU Award, whether or not vested, will be canceled and Veritiv will pay each holder thereof at or promptly after the Effective Time an amount in cash equal to $1.00 multiplied by the target number of performance-based units subject to such Company PBU Award, less any required withholding taxes under applicable law.
Actions Necessary
The Board of Directors (or, if appropriate, any committee thereof administering the Company’s 2014 Omnibus Incentive Plan, as amended (the “Company Equity Plan”)) will take such actions as are necessary or appropriate to approve and effectuate the treatment of Company Equity Awards and the Company PBU Awards, including making any determinations and/or resolutions of the Board of Directors or a committee thereof or any administrator of the Company Equity Plan as may be necessary.
Exchange of Shares
Exchange Agent
Prior to the Effective Time, Parent will appoint an exchange agent reasonably acceptable to Veritiv (the “Exchange Agent”) for the purpose of distributing to Company Stockholders the Merger Consideration in exchange for (i) certificates representing shares of Common Stock (the “Certificates”) or (ii) uncertificated shares of Common Stock (the “Uncertificated Shares”). At or prior to the Effective Time, Parent will deposit with the Exchange Agent the aggregate Merger Consideration to be paid in respect of the Common Stock.
Exchange Procedures
Promptly after the Effective Time (but not later than two (2) business days thereafter), the Surviving Corporation will (and Parent will cause the Surviving Corporation to) send, or cause the Exchange Agent to send, to each holder of shares of Common Stock at the Effective Time a letter of transmittal and instructions (which will be in a form reasonably acceptable to Parent and Veritiv and will specify that the delivery will be effected, and risk of loss and title will pass, only upon proper delivery of the Certificates (or any posting of bond and effective affidavits of loss in lieu of such Certificates) or transfer of the Uncertificated Shares to the Exchange Agent) for use in such exchange.
Each holder of shares of Common Stock that have been converted into the right to receive the Merger Consideration will be entitled to receive, upon (i) surrender to the Exchange Agent of a Certificate, together with a properly completed and duly executed letter of transmittal and all documents referenced therein, or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of the Common Stock represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share, as applicable, will represent for all purposes after the Effective Time only the right to receive such Merger Consideration.
Payment of the Merger Consideration with respect to Uncertificated Shares will only be made to Persons (as defined in the Merger Agreement) in whose name such Uncertificated Shares are registered in Veritiv’s stock transfer records. If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate is registered, it will be a condition to such payment that (i) either such Certificate be properly endorsed or otherwise be in proper form for transfer and (ii) the Person requesting such payment will pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.
After the Effective Time, there will be no further transfers or registration of transfers of shares of Common Stock. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Exchange Agent, they will be canceled and exchanged for the Merger Consideration in accordance with the procedures described above.
Lost Certificates
If any Certificate is lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will, subject to the provisions of the Merger Agreement governing Dissenting Shares, issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Common Stock represented by such Certificate, as contemplated by the Merger Agreement.
Unclaimed Merger Consideration
Any portion of the Merger Consideration made available to the Exchange Agent that remains unclaimed by the holders of shares of Common Stock twelve (12) months after the Effective Time will be returned to the Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Common Stock for the Merger Consideration in accordance with the Merger Agreement prior to that time will thereafter look only to the Surviving Corporation for payment of the Merger Consideration in respect of such shares without any interest thereon. None of Parent, Merger Subsidiary, the Surviving Corporation or any of their respective affiliates will be liable to any holder of shares of Common Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar applicable laws. To the extent permitted by applicable law, any amounts remaining unclaimed by such holders of Common Stock two (2) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any governmental authority, will become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.
Representations and Warranties
The Merger Agreement contains representations and warranties made by Veritiv to Parent and Merger Subsidiary and representations and warranties made by Parent to Veritiv. Certain of the representations and warranties in the Merger Agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain personnel of the party making the representation did not have actual knowledge, after reasonably due inquiry of their direct reports. In addition, the representations and warranties of Veritiv contained in the Merger Agreement are subject to the qualifications set forth in the confidential disclosure schedule that Veritiv delivered to Parent and Merger Subsidiary (the “Veritiv Disclosure Schedule”), and in most cases certain of the reports of Veritiv filed with or furnished to the SEC prior to the date of the Merger Agreement (excluding any risk factor disclosures set forth under the heading “Risk Factors” (other than any factual and/or historical information contained therein) and any disclosure of risks explicitly included in any “forward-looking statements” disclaimer that are of a nature that they speculate about future developments).
Furthermore, certain of the representations and warranties in the Merger Agreement made by Veritiv are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the Merger Agreement, “Material Adverse Effect” means any fact, event, development, circumstance, occurrence or effect that (i) has a material adverse effect on the condition (financial or otherwise), business, assets, properties, liabilities, operations or results of operations of Veritiv and its subsidiaries, taken as a whole or (ii) prevents or materially impairs or materially delays, or would reasonably be expected to prevent or materially impair or materially delay, the ability of Veritiv to consummate the transactions contemplated by the Merger Agreement by the End Date of May 6, 2024, except that, solely with respect to clause (i), none of the following matters will be taken into account when determining whether a Material Adverse Effect has occurred, is occurring or would reasonably be expected to occur:
•
changes in generally accepted accounting principles in the United States, consistently applied (“GAAP”);

•
changes in the financial or securities markets or in general economic or political conditions;

•
changes in applicable law;

•
changes generally affecting the industry in which Veritiv and its subsidiaries operate;

•
acts of war, sabotage or terrorism;

•
the (x) announcement of the CD&R Fund and its affiliates as acquirors of Veritiv, (y) the execution and delivery or performance of the Merger Agreement, or (z) the announcement or consummation of the Transactions (except with respect to any representation or warranty to the extent that such representation or warranty expressly addresses consequences resulting from the execution, delivery or performance of the Merger Agreement, or the announcement or consummation of the transactions contemplated thereby);

•
any failure by Veritiv and its subsidiaries to meet any internal or published budgets, projections or forecasts, although the underlying causes of such failure, to the extent not otherwise excluded by other clauses of the definition of Material Adverse Effect, may be taken into account in determining whether a Material Adverse Effect has occurred;

•
any action taken (or omitted to be taken) by Veritiv or any of its subsidiaries (x) that is expressly required by the Merger Agreement or (y) at the express written request of Parent;

•
changes in the market price or trading volume of the shares of Common Stock, although underlying causes of such changes, to the extent not otherwise excluded by other clauses of the definition of Material Adverse Effect, may be taken into account in determining whether a Material Adverse Effect has occurred; or

•
earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks and other force majeure events;

except, with respect to the first five and the tenth bullets above, to the extent that such fact, event, development, circumstance, occurrence or effect has had a disproportionate adverse effect on Veritiv and its subsidiaries, taken as a whole, relative to other participants in the industries in which Veritiv and its subsidiaries operate, such fact, event development, circumstance, occurrence or effect may be taken into account in determining whether a Material Adverse Effect has occurred to the extent it has a disproportionate adverse effect.
In the Merger Agreement, Veritiv has made customary representations and warranties to Parent and Merger Subsidiary that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
•
due organization, valid existence, good standing and authority and qualification to conduct business with respect to Veritiv;

•
Veritiv’s corporate power and authority to enter into and perform the Merger Agreement;

•
the necessary vote of Company Stockholders in connection with the Merger Agreement and the transactions contemplated thereby;

•
the enforceability of the Merger Agreement;

•
the necessary approval and recommendation of the Board of Directors in connection with the Merger Agreement, the Support Agreement, and the transactions contemplated thereby;

•
the organizational documents of Veritiv;

•
required governmental consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

•
the absence of any of the following as a result of Veritiv’s execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby: (i) conflicts, violations or breaches of the organizational documents of Veritiv or any of its subsidiaries, (ii) conflicts, violations or breaches of applicable laws, (iii) requirements to provide notices, obtain consents, make payments or take other actions under, the occurrence of defaults under, or the ability of any Person to terminate or cancel, or accelerate or otherwise change the rights and obligations of the parties under, certain contracts binding upon Veritiv or its subsidiaries or (iv) liens being created or imposed on the assets of Veritiv or its subsidiaries;

•
the capital structure of Veritiv;

•
the subsidiaries of Veritiv;

•
the absence of undisclosed securities, options, warrants or other rights convertible into or exchangeable for Veritiv’s capital stock;

•
the absence of any obligations on the part of Veritiv or its subsidiaries to repurchase, redeem or acquire any of the capital stock of Veritiv;

•
the absence of accrued and unpaid dividends with respect to outstanding shares of Common Stock or Company Equity Awards.

•
the absence of certain arrangements relating to the voting or registration of Common Stock or other equity interests of Veritiv and its subsidiaries;

•
the accuracy and timeliness of Veritiv’s SEC filings;

•
Veritiv’s disclosure controls and procedures;

•
Veritiv’s financial statements;

•
the form of, and the accuracy of information included in, the proxy statement;

•
Veritiv’s internal accounting controls and procedures;

•
since March 31, 2023, (a) Veritiv and its subsidiaries have conducted business in the ordinary course of business consistent with past practice; and (b) the absence of (i) certain actions taken by Vertiv or its subsidiaries or events that would have required the consent of Parent pursuant to the terms of the Merger Agreement had such actions or events occurred after the date of the Merger Agreement and (ii) a Material Adverse Effect.

•
certain matters relating to the indebtedness of Veritiv and its subsidiaries;

•
the absence of (i) specified undisclosed liabilities and (ii) off-balance sheet arrangements;

•
Veritiv’s compliance with laws;

•
export controls matters and compliance with applicable anti-corruption and anti-money laundering laws;

•
litigation matters;

•
certain real property and tangible property owned or leased by a Veritiv or a subsidiary thereof;

•
trademarks, patents, copyrights and other intellectual property matters including data security requirements and privacy;

•
tax matters;

•
employee benefit plans;

•
labor and employment matters;

•
environmental matters;

•
the existence, enforceability and status of specified categories of Veritiv’s material contracts;

•
the absence of certain undisclosed transactions, agreements or understandings required to be disclosed under Item 404(a) of Regulation S-K;

•
payment of fees to brokers in connection with the Merger Agreement;

•
the rendering of Morgan Stanley’s opinion to the Board of Directors;

•
the inapplicability of anti-takeover statutes to the Merger Agreement, the Support Agreement and the transactions contemplated by the foregoing;

•
insurance matters; and

•
the exclusivity and terms of the representations and warranties made by Parent and Merger Subsidiary.

In the Merger Agreement, Parent has made customary representations and warranties to Veritiv that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
•
due organization, good standing and authority and qualification to conduct business with respect to Parent and Merger Subsidiary;

•
Parent’s and Merger Subsidiary’s authority to enter into and perform the Merger Agreement;

•
the enforceability of the Merger Agreement;

•
required governmental consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

•
the absence of any of the following as a result of Parent’s and Merger Subsidiary’s execution, delivery and performance of the Merger Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated thereby: (i) conflicts, violations or breaches of the organizational documents of Parent and Merger Subsidiary, (ii) conflicts, violations or breaches of applicable laws, (iii) requirements to provide notices, obtain consents, make payments or take other actions under, the occurrence of defaults under, or the ability of any Person to terminate or cancel, or accelerate or otherwise change the rights and obligations of the parties under, certain contracts binding upon Parent or any of its subsidiaries or (iv) liens being created or imposed on the assets of Parent or its subsidiaries;

•
accuracy of information to be provided in the proxy statement;

•
payment of fees to brokers in connection with the Merger Agreement;

•
the commitments to provide the Financing to Parent, the availability of Parent’s Financing and sufficiency of funds;

•
the solvency of the Surviving Corporation and its subsidiaries, on a consolidated basis, immediately following the consummation of the Merger and the transactions contemplated by the Merger Agreement

•
the delivery and enforceability of the Limited Guarantee;

•
the absence of ownership of Veritiv’s capital stock by Parent and its affiliates;

•
the absence of any stockholder or management arrangements related to the Merger (except for the Support Agreement); and

•
the exclusivity and terms of the representations and warranties made by Veritiv.

The representations and warranties in the Merger Agreement of each of Veritiv, Parent and Merger Subsidiary will not survive the consummation of the Merger or the termination of the Merger Agreement.
Conduct of Business Pending the Merger
The Merger Agreement provides that, except: (i) required by applicable law; (ii) as expressly required by the Merger Agreement; (iii) as set forth in the Veritiv Disclosure Schedule; or (iv) with the prior written consent of Parent (such consent to not be unreasonably withheld, conditioned or delayed), from the date of the Merger Agreement until the Effective Time (or such earlier date and time on which the Merger

Agreement is terminated in accordance with its terms), Veritiv will use its reasonable best efforts to, and will cause its subsidiaries to use their respective reasonable best efforts to:
•
conduct its and their respective businesses in the ordinary course; and

•
preserve intact in all material respects its and their respective present relations with customers, vendors, creditors, employees and other significant business relations.

In addition, Veritiv has also agreed that, except: (i) with the prior written consent of Parent (which consent will not be unreasonably withheld, conditioned or delayed); (ii) as expressly contemplated by the Merger Agreement; (iii) as set forth in the Veritiv Disclosure Schedule; or (iv) as required by applicable law, from the date of the Merger Agreement until the Effective Time (or such earlier date and time on which the Merger Agreement is terminated in accordance with its terms), Veritiv will not, and will not permit any of its subsidiaries to, among other things (and subject to certain exceptions):
•
amend the Certificate of Incorporation or Bylaws of Veritiv or the similar organizational documents of Veritiv’s subsidiaries;

•
split, combine, recapitalize or reclassify or take any similar actions with respect to any shares of its capital stock;

•
declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock except that Veritiv may (a) on September 13, 2023, pay a dividend in the amount of $0.63 per share to those Company Stockholders who were record holders of Common Stock as of August 17, 2023; and (b) declare and pay regular quarterly dividends by in an amount not to exceed $0.63 per share that are declared after January 1, 2024 and are consistent with past practice (including as to timing and record date) (provided, that, in the case of this clause (b), no such dividend will be permitted if there has been (i) a breach of any covenant or agreement on the part of the Company set forth in the Merger Agreement or (ii) any inaccuracy in any representation or warranty of the Company set forth in the Merger Agreement, and such breach or inaccuracy would result in the failure of certain conditions to the Closing to be satisfied);

•
redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire, any of the capital stock or other equity interests of Veritiv or any of the capital stock or other equity interests of any of Veritiv’s subsidiaries;

•
issue, grant, deliver, pledge, sell or encumber any of the capital stock or other equity interests of Veritiv or any of Veritiv’s subsidiaries or authorize doing so;

•
amend any term of any capital stock or other equity interests of Veritiv or of any of Veritiv’s subsidiaries;

•
merge or consolidate Veritiv or any of its subsidiaries with any other Person, or restructure, reorganize, recapitalize or liquidate or dissolve Veritiv or any of its subsidiaries;

•
acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any Person, or any assets, securities, properties, interests or businesses of any Person

•
enter into any joint venture or other similar partnership with any Person;

•
sell, lease, license, sublicense, assign, grant any lien on or otherwise transfer or dispose of, or, with respect to owned intellectual property that is material to Veritiv and its subsidiaries (taken as a whole) (which owned intellectual property includes the registration for Veritiv.com), let lapse, abandon, or expire, any of its (i) assets, securities, properties, interests or businesses or (ii) owned real property;

•
make any loans, advances or capital contributions to, or investments in, any other Person;

•
make, incur or commit to make any capital expenditures in excess of $1,000,000;

•
create, incur, assume or guarantee any indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other indebtedness;

•
except as required by any Employee Plan (as defined in the Merger Agreement) as in effect as of the date of the Merger Agreement and disclosed to Parent:

•
grant or announce any cash or equity or equity-based incentive awards, bonus, retention, change in control, transaction, severance or similar compensation or any material increase in the salaries, bonuses or other compensation or benefits payable to any employee or other individual service provider of Veritiv or any of its subsidiaries;

•
establish, adopt, enter into, terminate, materially modify or materially amend any Employee Plan (or any plan, program or arrangement that, if in existence as of the date of the Merger Agreement, would constitute an Employee Plan);

•
increase or accelerate or commit to accelerate the funding, payment or vesting of compensation or benefits provided under any Employee Plan or otherwise;

•
hire any employees whose annualized base compensation and incentive compensation opportunity exceeds $250,000; or

•
terminate without cause the employment of any employee whose annualized base compensation and incentive compensation opportunity exceeds $250,000;

•
change Veritiv’s fiscal year, revalue any of Veritiv’s material assets or change any of Veritiv’s material financial, actuarial, reserving, or cash management methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the Exchange Act;

•
make, revoke or change any material tax election, adopt or change any material accounting method for tax purposes, agree to any extension or waiver of the statute of limitations relating to a material amount of taxes, file any amendment to any material tax return, enter into any “closing agreement” described in Section 7121 of the Code, surrender any right to claim a material tax refund, or settle or compromise any material tax liability;

•
initiate, settle, discharge or compromise any cause of action, proceeding, claim, charge, complaint, suit, hearing, litigation, audit, arbitration, inquiry or investigation (whether civil, criminal, administrative, judicial or investigative) that is by or before any governmental authority and involves or is against Veritiv or any of its subsidiaries;

•
enter into, materially amend or modify, terminate, or grant any release or waiver under, any Material Contracts or Material Government Contracts (each as defined in the Merger Agreement);

•
engage in any transaction with, or enter into any contract or other arrangement or understanding with, any affiliate of Veritiv or other Person covered by Item 404 of Regulation S-K that would be required to be disclosed under Item 404(a) of Regulation S-K;

•
negotiate, modify, extend, terminate or enter into, any collective bargaining agreement or other contract with any labor union or association, works council, or other labor organization or employee representative body (each, a “Labor Agreement”);

•
recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of Veritiv or any of its subsidiaries;

•
implement or announce any employee layoffs, plant closings, or other similar actions that could trigger notice obligations under the WARN Act;

•
waive or release any noncompetition, nonsolicitation, nondisclosure or other restrictive covenant obligation of any current or former employee or independent contractor of Veritiv or its subsidiaries whose annualized base compensation and incentive compensation opportunity exceeds $250,000;

•
cancel, reduce or terminate any material, currently active insurance policy, binder or contact that is maintained by or for the benefit of Veritiv and its subsidiaries;

•
make any material adverse change to (i) the operation or security of any information technology system owned or used by Veritiv or any of its subsidiaries or (ii) Veritiv’s or any of its subsidiaries’ respective rules, policies, or procedures with respect to data privacy and security requirements;

•
enter into any material new line of business; or

•
agree, resolve or commit to do any of the foregoing.

Special Meeting
Subject to the terms and conditions of the Merger Agreement, Veritiv agreed to cause the Special Meeting to be duly called and held as soon as reasonably practicable following the mailing of this proxy statement to Veritiv Stockholders for the purpose of obtaining the Company Stockholder Approval. The Merger Agreement provides that in no event will the Special Meeting be scheduled for later than the thirtieth (30th) day following the first mailing of this proxy statement to Veritiv Stockholders without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). Veritiv must consult in good faith with Parent with respect to the timing of, and any other meeting materials prepared for, the Special Meeting (and Veritiv must consider in good faith any comments to such meeting materials timely provided by Parent or its representatives).
Once established, Veritiv is not permitted to change the record date for the Special Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned) or as required by applicable law. Subject to the terms and conditions of the Merger Agreement, the Board of Directors will (i) include the Company Board Recommendation in favor of the Merger Proposal in this proxy statement, (ii) use reasonable best efforts to obtain the Company Stockholder Approval and (iii) otherwise comply with all applicable laws relating to the Special Meeting.
Notwithstanding the foregoing, if on a date for which the Special Meeting is scheduled, Veritiv has not received proxies and there are not holders of Common Stock present in person representing a sufficient number of shares of Common Stock to constitute a quorum and to obtain the Company Stockholder Approval, Veritiv will have the right to make no more than two (2) (and, if requested by Parent on no more than two (2) occasions, Veritiv will make) successive postponements or adjournments of the Special Meeting for a reasonable period of time to solicit additional proxies. In addition, Veritiv may postpone or adjourn the Special Meeting (on one or more occasions) to allow reasonable additional time for any supplemental or amended disclosure to this proxy statement that Veritiv has determined in good faith upon the advice of outside counsel is necessary under applicable law to be disseminated and reviewed by Veritiv Stockholders prior to the Special Meeting, or if otherwise required by applicable law.
Veritiv will, unless there has been an Adverse Recommendation Change (as defined below) (to the extent permitted under the Merger Agreement), use reasonable best efforts to cooperate with Parent and keep Parent reasonably informed regarding its solicitation efforts and voting results following the dissemination of this proxy statement to Veritiv Stockholders. Without the prior written consent of Parent, the adoption of the Merger Agreement and the Transactions (including the Merger) will be the only matter (other than procedural matters including stockholder approval of golden parachute compensation) that Veritiv may propose to be acted on at the Special Meeting.
No Solicitation; Other Offers
General Prohibitions
Under the terms of the Merger Agreement and subject to certain exceptions described below, neither Veritiv nor any of its subsidiaries may, and Veritiv and its subsidiaries must cause its and their respective directors, officers, employees not to, must direct its Representatives not to, and may not authorize or permit any of its Representatives to, directly or indirectly:
•
solicit, initiate, propose or knowingly take any action to facilitate or encourage any inquiries or the making or submission of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (including by approving any transaction, or approving any Person or Group (within the meaning of Rule 13d-5 under the Exchange Act) becoming an “interested stockholder,” for purposes of Veritiv’s Certificate of Incorporation);

•
enter into or participate in any discussions, communications or negotiations with, furnish any non-public information relating to Veritiv or any of its subsidiaries, or afford access to the business, properties, assets, books or records of Veritiv or any of its subsidiaries to, any third party relating to or in furtherance of, any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;

•
approve, endorse or recommend any proposal relating to any Acquisition Proposal or any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;

•
enter into any Alternative Acquisition Agreements; or

•
resolve or agree to do any of the foregoing.

In addition, subject to certain exceptions described below, on the date of the Merger Agreement, Veritiv and its subsidiaries were required to, and were required to cause its and their respective directors, officers, employees to, and were required to instruct their other Representatives to:
•
cease immediately and cause to be terminated any and all existing activities, communications, discussions or negotiations, if any, with any third party and its Representatives conducted prior to the date of the Merger Agreement that would be prohibited by the Merger Agreement’s general prohibitions on soliciting Acquisition Proposals;

•
promptly request in writing that all copies of all confidential information that Veritiv or any of its Representatives have distributed or made available to any such third party or its Representatives in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such third party that contains, reflects or analyzes that information) be promptly destroyed or returned to Vertiv pursuant to the terms of any confidentiality or similar agreement with such third party; and

•
cause any physical or virtual data room to no longer be accessible to or by any such third party or its Representatives.

If after the date of the Merger Agreement and prior to obtaining the Company Stockholder Approval, Veritiv or any of its Representatives receives a bona fide written Acquisition Proposal that was not solicited in breach of, and was not otherwise a breach of, the Merger Agreement’s prohibitions on soliciting Acquisition Proposals, then Veritiv and its Representatives may make inquiries solely for the purpose of clarifying such Acquisition Proposal to understand any ambiguous terms or conditions of such Acquisition Proposal that are necessary to provide adequate information to the Board of Directors.
Additionally, Veritiv and its Representatives may:
•
engage in negotiations or discussions with the third party and its Representatives making such an Acquisition Proposal; and

•
furnish to such third party or its Representatives non-public information relating to Veritiv or any of its subsidiaries or afford access to the business, properties, assets, books or records of Veritiv or any of its subsidiaries pursuant to an Acceptable Confidentiality Agreement; provided that all such information not previously provided or made available to Parent is provided or made available to Parent prior to or substantially concurrently with the time it is provided or made available to such third party.

Veritiv may take such actions only if the Board of Directors determines in good faith after consultation with its financial advisor and outside legal counsel that (i) such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and (ii) the failure to take such actions would be reasonably likely to be inconsistent with the fiduciaries duties of the Board of Directors to Veritiv Stockholders under applicable law.
Veritiv may also, to the extent necessary for the Board of Directors to comply with its fiduciary duties, grant a limited waiver, amendment or release under any “standstill” provisions (including provisions that restrict or prohibit the making or soliciting of any offer or proposal) of any contract with a third party to the extent necessary to allow such third party to submit a confidential Acquisition Proposal to Veritiv or the Board of Directors.
Certain Notices
At any time until the Effective Time, Veritiv will:

•
notify Parent in writing in no event later than twenty-four (24) hours after Veritiv (or any of its Representatives) receives:

•
any inquiries, proposals, expressions of interest, or offers with respect to an Acquisition Proposal;

•
any request for information relating to Veritiv or any of its subsidiaries or for access to the business, properties, assets, books or records of Veritiv or any of its subsidiaries by any third party that could reasonably be expected to make, or has made, any inquiries, proposals, expressions of interest or offers with respect to an Acquisition Proposal; or

•
any discussions or negotiations that are sought to be initiated or continued with Veritiv or any of its subsidiaries or any of its or their respective Representatives from any Person (other than Parent) with respect to any inquiries, proposals, expressions of interest, or offers with respect to an Acquisition Proposal, which notice must include (i) an unredacted copy (if in writing) of all documents or written summary of material terms and conditions (if oral) relating to any such expression of interest, proposal, offer or request for information, and (ii) the identity of the Person from which such expression of interest, proposal, offer or request for information was received; and

•
keep Parent reasonably informed on a prompt basis (and in any event within twenty-four (24) hours) of the status of any such Acquisition Proposal (including any unredacted copies (if in writing) of all documents or written summaries of material terms and conditions (if oral) of any proposed agreements and amendments or modifications thereto, and an unredacted copy of any other documents provided by the relevant counterparty relating thereto) and the status of any discussions or negotiations regarding any such Acquisition Proposal.

Certain Definitions
For purposes of this proxy statement and the Merger Agreement:
“Acceptable Confidentiality Agreement” means a confidentiality agreement with Veritiv that either (i) was in effect as of the date of the Merger Agreement; or (ii) is executed, delivered and effective after the date of the Merger Agreement, in each case, that contains terms no less favorable to Veritiv in any material respect than those contained in the confidentiality agreement between Veritiv and CD&R (other than with respect to any standstill or similar provision) and that does not prohibit Veritiv from complying with the Merger Agreement or provide for the reimbursement by Veritiv or any of its subsidiaries of any of the counterparty’s costs or expenses;
“Acquisition Proposal” means, other than the Transactions, any offer or proposal from a third party relating to any transaction or series of related transactions involving:
(1)
any acquisition or purchase, directly or indirectly, of 20% or more of the consolidated assets of Veritiv and its subsidiaries or 20% or more of any class of equity or voting securities of Veritiv or any of its subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of Veritiv and its subsidiaries;

(2)
any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in a third party beneficially owning 20% or more of any class of equity or voting securities of Veritiv or any of its subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income assets of Veritiv and its subsidiaries;

(3)
any merger, consolidation, joint venture, partnership, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving Veritiv or any of its subsidiaries that, if consummated would result in a third party beneficially owning 20% or more of any class of equity or voting securities of Veritiv or any of its subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of Veritiv and its subsidiaries; or

(4)
any combination of items (1)  – (3) above.

“Superior Proposal” means a bona fide written Acquisition Proposal (with references to “20%” in the definition of Acquisition Proposal being deemed to be replaced with references to “50%”) by a Person or Group (other than Parent, Merger Subsidiary and their respective affiliates) for at least a majority of the outstanding shares of Common Stock or all or substantially all of the consolidated assets of Veritiv and its subsidiaries (taken as a whole) that (A) that was not solicited in breach of, and was not otherwise a breach of, certain provisions of the Merger Agreement and (B) the Board of Directors determines in good faith, after consultation with its financial advisor and outside legal counsel would, if consummated, result in a transaction that is more favorable from a financial point of view to Veritiv Stockholders (in their capacities as such) than the Transactions after taking into account (x) all the legal, financial, regulatory and other terms and conditions of such Acquisition Proposal (including certainty and timing of closing, financing arrangements and the form, amount and timing of payment of consideration of such proposal), (y) the identity of the Person or Group making the proposal, and (z) any revisions or proposed revisions to the terms of the Merger Agreement or any other agreement contemplated by the Merger Agreement in writing prior to the time of such determination.
No Change of Recommendation
Subject to certain exceptions described below, the Board of Directors may not (and no committee thereof may) take any of the following actions (any such action, an “Adverse Recommendation Change”):
•
withhold, withdraw, qualify or modify (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the Company Board Recommendation (it being understood that it will be considered a modification adverse to Parent that is material if (i) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Board of Directors fails to publicly recommend against acceptance of such tender or exchange offer by the holders of Common Stock within ten (10) business days of the commencement thereof; or (ii) any Acquisition Proposal is publicly announced (other than by the commencement of a tender or exchange offer)), the Board of Directors fails to issue a public press release within ten (10) business days of such public announcement providing that the Board of Directors of the Company reaffirms the Company Board Recommendation;

•
authorize, adopt, approve, endorse, recommend or otherwise declare advisable (or propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable), any Acquisition Proposal;

•
fail to include the Company Board Recommendation in this proxy statement;

•
fail to publicly reaffirm the Company Board Recommendation within ten (10) business days after Parent so requests in writing (it being understood that Veritiv will have no obligation to make such reaffirmation on more than two (2) separate occasions); or

•
approve or recommend, or declare advisable or propose to enter into, or cause or permit Veritiv to enter into, any Alternative Acquisition Agreement.

For the avoidance of doubt, nothing in the Merger Agreement prohibits the Board of Directors from (i) complying with Rule 14e-2(a) under the Exchange Act with regard to an Acquisition Proposal so long as any action taken or statement made for purposes of complying with Rule 14e-2(a) under the Exchange Act is consistent with and not in breach of the Merger Agreement or (ii) issuing a “stop, look and listen” disclosure of the type contemplated by Rule 14d-9(f) under the Exchange Act; provided that any statement or disclosure made pursuant to this clause will be subject to the terms of conditions of the Merger Agreement and will not limit or otherwise affect the obligations of Veritiv or the Board of Directors and the rights of Parent under or with respect to specified provisions of the Merger Agreement governing Acquisition Proposals and Adverse Recommendation Changes.
Permitted Change of Recommendation — Superior Proposal
If at any time prior to obtaining the Company Stockholder Approval, Veritiv has received a bona fide Acquisition Proposal that (i) was not solicited in breach of and was not otherwise a breach of the Merger

Agreement and (ii) constitutes a Superior Proposal, then the Board of Directors may make an Adverse Recommendation Change and/or cause Veritiv to terminate the Merger Agreement in accordance with its terms in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal, in each case if and only if:
•
the Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Board of Directors to Veritiv Stockholders under applicable law; and

•
prior to taking any such action:

•
Veritiv provides Parent with at least four (4) business days’ prior written notice of its intent to take such action, which notice must specify, as applicable, the identity of the Person making any Superior Proposal and the material terms and conditions thereof (including unredacted copies of the proposed draft Alternative Acquisition Agreement and all other documents relating to such Superior Proposal);

•
during the period ending at 11:59 p.m. (New York City time) on the fourth (4th) business following the date of the notice described in the preceding bullet, if Parent so requests, Veritiv must negotiate, and must cause its Representatives to negotiate, in good faith with Parent and its Representatives (in each case to the extent Parent desires to so negotiate), to amend the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement such that the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal; and

•
at the end of the four (4) business day period described above, including any subsequent notice periods as described below, the Board of Directors determines (taking into account any adjustment to the terms and conditions of the Merger Agreement or any other documents contemplated thereby as proposed by Parent, if any, and any other information offered by Parent) in good faith after consultation with its financial advisor and outside legal counsel that the Acquisition Proposal remains a Superior Proposal and that the failure to make an Adverse Recommendation Change and/or cause Veritiv to terminate the Merger Agreement in accordance with its terms in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal would be reasonably likely to be inconsistent with the fiduciary obligations of the Board of Directors to Veritiv Stockholders under applicable law.

If the financial terms of the applicable Acquisition Proposal are amended or modified in any respect, or any other terms of the applicable Acquisition Proposal are materially amended or modified, then Veritiv will be required to deliver to Parent a new notice and comply with the requirements above, except that the “notice period” in relation to any such amended or modified Acquisition Proposal will end at 11:59 p.m. (New York City time), on the third (3rd) business day immediately following the date such new notice is delivered to Parent (but such new notice will not shorten the initial four (4) business day “notice period” described in the second bullet above).
Permitted Change of Recommendation — Intervening Event
Prior to obtaining the Company Stockholder Approval, the Board of Directors may, in response to an Intervening Event, make an Adverse Recommendation Change, if and only if:
•
the Board of Directors determines, in good faith, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Board of Directors to Veritiv Stockholders under applicable law; and

•
prior to taking any such action:

•
Veritiv provides Parent with at least four (4) business days’ prior written notice of its intent to take such action, which notice must specify, as applicable, the fact, event, change or development in circumstances giving rise to an Intervening Event;

•
during the period ending at 11:59 p.m. (New York City time) on the fourth (4th) business day following the date of the notice described in the preceding bullet, if Parent so requests, Veritiv must negotiate, and must cause its Representatives to negotiate, in good faith with Parent and its Representatives (in each case to the extent Parent desires to so negotiate), to amend the terms and conditions of the Merger Agreement or any other documents contemplated by the Merger Agreement such that the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change; and
•
at the end of the four (4) business day period described above, including any subsequent notice periods as described below, the Board of Directors determines (taking into account any adjustment to the terms and conditions of the Merger Agreement or any other documents contemplated thereby as proposed by Parent, if any, and any other information offered by Parent) in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to make an Adverse Recommendation Change would be reasonably likely to be inconsistent with the fiduciary duties of the Board of Directors to Veritiv Stockholders under applicable law.

In the event of any material changes regarding any Intervening Event, then Veritiv will be required to deliver to Parent a new notice and comply with the requirements above, except that the “notice period” in relation to any such changed Intervening Event will end at 11:59 p.m. (New York City time), on the third (3rd) business day immediately following the date such new notice is delivered to Parent (but no such new notice will shorten the initial four (4) business day “notice period” described in the second bullet above).
For purposes of this proxy statement and the Merger Agreement, “Intervening Event” means a material fact, event, change or development in circumstances with respect to Veritiv or any of its subsidiaries that:
•
arises after the date of the Merger Agreement and was not known or reasonably foreseeable (or if known or reasonably foreseeable, the consequences or magnitude of which were not known or reasonably foreseeable) to the Board of Directors as of or prior to the date of the Merger Agreement; and

•
does not involve or relate to:

•
an Acquisition Proposal;

•
any change, in and of itself, in the price or trading volume of the shares of Common Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition);

•
the fact, in and of itself, that Veritiv exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition); or

•
the timing of any consents, registrations, approvals, permits, clearances or authorizations required to be obtained prior to the Closing in connection with the Transactions.

Access to Information
Subject to applicable law and the confidentiality agreement between Veritiv and CD&R, from the date of the Merger Agreement until the earlier to occur of the Effective Time and the termination of the Merger Agreement in accordance with its terms, Veritiv will, upon reasonable advance notice and subject to certain limitations set forth in the Merger Agreement:
•
afford Parent and its Representatives reasonable access during normal business hours to the offices, properties, personnel, and books and records of Veritiv and its subsidiaries; and

•
furnish to Parent and its Representatives such financial and operating data and other information concerning Veritiv and its subsidiaries (including their affairs, business and operations) as Parent and its Representatives may reasonably request.

Resignations
At the written request of Parent, Veritiv will cause any director or officer of Veritiv or any director or officer of any of Veritiv’s subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time.
Obligations of Merger Subsidiary
Parent is required to execute a written consent approving and adopting the Merger Agreement and the Transactions in its capacity as the sole stockholder of Merger Subsidiary and take all other actions necessary to cause Merger Subsidiary to perform its obligations under the Merger Agreement and to consummate the Merger and the other Transactions on the terms and conditions set forth in the Merger Agreement.
Voting of Shares
Parent will vote all shares of Common Stock beneficially owned by it or any of its subsidiaries (if any) in favor of the approval and adoption of the Merger Agreement Proposal at the Special Meeting.
Director and Officer Liability
Parent will cause the Surviving Corporation, and the Surviving Corporation agrees, to:
•
indemnify and hold harmless, for at least six (6) years after the Effective Time, each Indemnified Person in respect of acts or omissions occurring at or prior to the Effective Time arising out of or related to (i) their service as an officer or director of Veritiv or its subsidiaries; or (ii) services performed by such Indemnified Person at the request of Veritiv or its subsidiaries, in each case, to the fullest extent permitted by the DGCL or any other applicable law; and

•
cause to be maintained in effect, for six (6) years after the Effective Time, provisions in the Surviving Corporation’s certificate of incorporation and bylaws (or in such documents of any successor to the Surviving Corporation) regarding limitations of liability of directors and officers, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of the Merger Agreement.

Parent and the Surviving Corporation will pay on an as-incurred basis the reasonable and documented out-of-pocket fees and expenses of any Indemnified Person (including the reasonable fees and expenses of counsel) in advance of the final disposition of any legal proceeding that is the subject of the right to indemnification pursuant to the foregoing bullets; provided, however, that such Person must undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable order, that such Person is not entitled to indemnification.
Prior to the Effective Time, Veritiv will or, if Veritiv is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the D&O Insurance, in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time from an insurance carrier with the same or better credit rating as Veritiv’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable in the aggregate than the coverage provided under Veritiv’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of Veritiv or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions or actions contemplated by the Merger Agreement); provided, however, that in no event will Veritiv expend premium amounts, in the aggregate, for such “tail” insurance policies pursuant to this sentence in excess of the Maximum Premium.
If Veritiv or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will:

•
continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date of the Merger Agreement with Veritiv’s current insurance carrier or with an insurance carrier with the same or better credit rating as Veritiv’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under Veritiv’s existing policies as of the date of the Merger Agreement; or

•
purchase from Veritiv’s current insurance carrier or from an insurance carrier with the same or better credit rating as Veritiv’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in Veritiv’s existing policies as of the date hereof; provided, however, that (i) in no event will Parent or the Surviving Corporation be required to expend premium amounts, in the aggregate, for such policies pursuant to this sentence in excess of the Maximum Premium; and (ii) if the aggregate premiums of such insurance coverage exceed the Maximum Premium, the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

If Parent, the Surviving Corporation or any of its successors or assigns:
•
consolidates with or merges with or into any other Person and is not the continuing or surviving Person of such consolidation or merger; or

•
transfers or conveys all or substantially all of its properties and assets to any Person,

then, and in each such case, to the extent necessary, proper provision will be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, will assume the obligations set forth in the directors’ and officers’ liability covenants contained in the Merger Agreement.
Each Indemnified Person is a third-party beneficiary of the directors’ and officers’ liability covenants contained in the Merger Agreement. The rights of each Indemnified Person under such covenants:
•
are in addition to any rights such Person may have under the certificate of incorporation or bylaws of Veritiv or any of its subsidiaries, or under the DGCL or any other applicable law or under any agreement of any Indemnified Person with Veritiv or any of its subsidiaries, and nothing in the Merger Agreement will modify, abridge, narrow or restrict any such rights; and

•
will survive consummation of the Merger and are intended to benefit, and will be enforceable by, each Indemnified Person, and such Indemnified Person’s successors, heirs and representatives.

Employee Matters
The Merger Agreement provides that, for a period of twelve (12) months following the Effective Time (or, if earlier, until the date of termination of the relevant employee of Veritiv or any of its subsidiaries who is employed immediately prior to the Effective Time and continues to be employed immediately following the Effective Time by Parent, the Surviving Corporation or a subsidiary thereof (each a “Continuing Employee”)), Parent will provide or cause the Surviving Corporation to provide to each Continuing Employee:
•
salary and target annual cash incentive opportunities that are each no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time;

•
severance benefits on a severance-qualifying termination of employment that are no less favorable than those that would be provided to such Continuing Employee on a severance-qualifying termination of employment under the Employee Plan applicable to such Continuing Employee as in effect immediately prior to the Effective Time, in each case as identified in the Veritiv Disclosure Schedule; and

•
other employee benefits (excluding any equity or equity-based, nonqualified deferred compensation, retention, incentive, bonus, change in control, transaction, defined benefit and post-employment welfare benefits) that are substantially comparable in the aggregate to those provided to such

Continuing Employee by Veritiv or its subsidiary immediately prior to the Effective Time under the Employee Plans set forth on the Veritiv Disclosure Schedule.
In addition:
•
Parent will use reasonable best efforts to ensure that each Continuing Employee will be immediately eligible to participate, without any waiting time, in any and all benefit plans of Parent, the Surviving Corporation or their respective subsidiaries (“Surviving Corporation Plans”) to the same extent coverage under any such Surviving Corporation Plan replaces coverage under the corresponding Employee Plan in which such Continuing Employee participates immediately prior to the Effective Time and to the same extent such waiting time requirements were satisfied under the corresponding Employee Plan; and

•
each Continuing Employee’s service with Veritiv or any of its subsidiaries (as well as service with any predecessor employer of Veritiv or any such subsidiary, to the extent service with the predecessor employer is recognized by Veritiv or such subsidiary) as recognized under the applicable Employee Plan will be treated as service with Parent or any of its respective subsidiaries under the corresponding Surviving Corporation Plans, to the same extent such Continuing Employee was entitled, before the Effective Time, to credit for such service under the corresponding Employee Plan in which such Continuing Employee participated immediately prior to the Effective Time (provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service) for purposes of determining eligibility to participate, level of vacation and severance benefits, and vesting under all Surviving Corporation Plans (including any vacation, paid time-off and severance plans) (provided, however, that such Continuing Employee’s service will not be treated as described in this bullet for purposes of determining his or her benefit accrual under any defined benefit plan or retiree welfare benefit plan or vesting under any equity compensation plan).

With respect to any Surviving Corporation Plan that is a group health plan which any Continuing Employee is eligible to participate after the Effective Time, Parent will, and will cause the Surviving Corporation to, use reasonable best efforts to:
•
waive limitations as to preexisting condition exclusions and actively-at-work requirements with respect to participation and coverage requirements applicable to such Continuing Employees and their eligible dependents and beneficiaries, to the same extent such limitations were waived, satisfied or did not apply to such Continuing Employees or eligible dependents or beneficiaries under the corresponding Employee Plan that was a group health plan in which such Continuing Employees participated immediately prior to the Effective Time; and

•
during the plan year in which the Closing occurs, provide Continuing Employees and their eligible dependents and beneficiaries with credit for any co-insurance and deductibles paid prior to the Effective Time under the applicable Employee Plan that was a group health plan in satisfying any analogous deductible or out-of-pocket maximum requirements to the extent applicable under the corresponding Surviving Corporation Plan.

Except as otherwise provided in a governing Employee Plan, if a Continuing Employee’s employment is terminated by Veritiv and its subsidiaries without cause (as determined by Veritiv in its good faith discretion or, if applicable, as defined in any Employee Plan that is, by its terms, applicable to the Continuing Employee) after the Closing Date and before the date on which bonuses are paid pursuant to any Employee Plan that is an annual cash-based bonus plan in which the Continuing Employee participates for the year in which the Effective Time occurs, such Continuing Employee will be eligible to receive a prorated portion of the annual cash-based bonus that would otherwise be due to such Continuing Employee based on actual performance, and prorated based on the number of days the Continuing Employee was employed during the applicable performance period, subject to the Continuing Employee executing and not revoking a general release of claims in favor of Veritiv and its subsidiaries on a form provided by Veritiv.
The provisions of the Merger Agreement’s employee matters covenant do not apply to Continuing Employees who are represented by a labor union, works council, or other labor organization as the terms and conditions of employment of any such Continuing Employees are governed exclusively by any applicable

Labor Agreement. Prior to the Closing, Veritiv and its subsidiaries will fully and timely satisfy any notice, information, advice, consultation, bargaining or similar obligations owed to the Continuing Employees and their representatives and any governmental authority under applicable law or Labor Agreement with respect to the Transactions.
The parties to the Merger Agreement agreed that all provisions contained in the employee matters covenant are solely for the benefit of the parties to the Merger Agreement, and that:
•
no (i) employee of Veritiv (including any beneficiary or dependent thereof) or any of its subsidiaries, (ii) Continuing Employee or (iii) any other Person (including any beneficiary or dependent thereof) will be regarded for any purpose as a third party beneficiary of the Merger Agreement; and

•
no provision of the employee matters covenant:

•
creates rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or any compensation or benefit plan, program, agreement or policy of Parent or any of its subsidiaries; or

•
will (i) be construed as an amendment to, modification, termination or establishment of, any Employee Plan, Surviving Corporation Plan or compensation or benefit plan, program, agreement or policy of Parent or any of its subsidiaries, or (ii) will limit or prohibit Parent or any of its subsidiaries from amending, modifying, terminating or establishing any benefit or compensation plan, program, agreement or policy.

Regulatory Authorizations and Consents
Subject to the terms and conditions of the Merger Agreement, Veritiv and Parent will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law, including applicable antitrust laws, to consummate the Transactions, including:
•
preparing and filing as promptly as practicable with any governmental authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents; and

•
obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any governmental authority or other third party that are necessary, proper or advisable to consummate the Transactions.

In furtherance and not in limitation of the foregoing, each of Parent and Veritiv agreed:
•
to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable and in any event within ten (10) business days after the date of the Merger Agreement, (ii) promptly make an appropriate response regarding any additional information and documentary material that may be requested by any governmental authority pursuant to the HSR Act, and (iii) use their reasonable best efforts to take other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable;

•
to (i) make all notices, filings or applications with respect to the Transactions required under the antitrust laws that constitute the Required Regulatory Approvals as promptly as practicable after the date of the Merger Agreement, (ii) promptly make an appropriate response regarding any additional information and documentary material that may be requested by any governmental authority pursuant to such antitrust laws and (iii) use their reasonable best efforts to take other actions necessary to cause the expiration or termination of the applicable waiting periods under such antitrust laws as soon as practicable; and

•
to use reasonable best efforts to provide such information as is reasonably requested by the other party in connection with, and for the other party’s use with respect to regulatory filings under applicable antitrust laws to the extent reasonably necessary for the Transactions.

In addition, the parties to the Merger Agreement agreed:

•
that Parent will pay all filing fees under the HSR Act and the antitrust laws that constitute the Required Regulatory Approvals;

•
that neither party may, without the prior written consent of the other party, (i) extend directly or indirectly any waiting period under the HSR Act or any antitrust laws that constitute Required Regulatory Approvals (including by withdrawing and refiling any filing pursuant to the HSR Act or such antitrust laws) or (ii) enter into any agreement with a governmental authority to delay or not to consummate the Transactions;

•
that none of the parties to the Merger Agreement will, and Veritiv will cause its subsidiaries and Parent will cause its affiliates (other than any affiliate of Parent that is a portfolio company of any fund managed or advised by CD&R) (such affiliates, “Fund Affiliates”) not to, enter into any transaction or any agreement to effect any transaction that would reasonably be expected to materially delay or prevent the approval or expiration of waiting periods of any governmental authority of any of the filings under the HSR Act or the Required Regulatory Approvals; provided, however, that Parent and its Fund Affiliates may pursue the acquisition of one (1) or more other Persons or business or assets of another Person as long as such acquisition would not reasonably be expected to prevent or materially delay the condition to the Closing relating to antitrust approvals from being satisfied; provided, further, however, that, notwithstanding anything to the contrary in the Merger Agreement, Parent will not, and will cause its Fund Affiliates not to, enter into any definitive agreement for any transaction that would require any filing under the notification and reporting requirements of the HSR Act or approval under any antitrust law that constitutes a Required Regulatory Approval, in each case, with respect to which antitrust approval is required for the Closing of the Merger, in each case, with respect to any acquisition of a Person that is materially engaged in packaging distribution, facilities solutions, or print solutions, or any acquisition of the assets of such Person utilized in such business activities, until the expiration or termination of the waiting period under the HSR Act or, as applicable, receipt of such Required Regulatory Approval, with respect to the Transactions (but for the avoidance of doubt may take any such restricted action after such time);

•
that each party to the Merger Agreement will:

•
promptly notify the other parties to the Merger Agreement of any material oral or written communication it receives from any governmental authority relating to the matters that are the subject of the regulatory authorizations and consents covenant;

•
permit the other parties to the Merger Agreement to review in advance any substantive written communication proposed to be made by such party (or its Representatives) to any governmental authority; and

•
provide the other parties to the Merger Agreement with copies of all correspondence, filings or other written communications between them or any of their Representatives, on the one hand, and any governmental authority, on the other hand, with respect to the Merger Agreement, subject to appropriate limitations on the exchange of competitively sensitive information consistent with applicable antitrust laws;

•
that no party to the Merger Agreement will agree to participate in any meeting or substantive discussion with any governmental authority in respect of any such filings, investigation or other inquiry unless:

•
to the extent reasonably practicable, it consults with the other parties to the Merger Agreement in advance; and

•
to the extent reasonably practicable and permitted by such governmental authority, it gives the other parties hereto the opportunity to attend and participate at such meeting; and

•
that subject to the confidentiality agreement between Veritiv and CD&R and to appropriate limitations on the exchange of competitively sensitive information consistent with applicable antitrust laws, the parties to the Merger Agreement will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties hereto may reasonably request in connection with the foregoing and in seeking termination of any applicable waiting period.

Notwithstanding anything in the Merger Agreement to the contrary, Parent agreed:
•
to take steps, and to make undertakings, necessary to avoid or eliminate impediments under any antitrust law that may be asserted by any governmental authority with respect to the Transactions so as to enable the consummation of the Transactions to occur no later than the End Date, including proposing, negotiating, committing to and effecting by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of such assets or businesses of Parent or otherwise taking or committing to take actions that limit Parent’s freedom of action with respect to, or its ability to retain or operate, any of the businesses, product lines or assets of Parent, in each case, as may be required in order to avoid the adoption or entry of, any order in any proceeding, which would otherwise have the effect of preventing or delaying the consummation of the Transactions; and

•
to use reasonable best efforts to ensure that no (i) requirement for any non-action, consent or approval of the Federal Trade Commission, the Antitrust Division of the United States Department of Justice or other governmental authority; (ii) decree, judgment, injunction, temporary restraining order or any other order in any legal proceeding; or (iii) other matter relating to or arising under any antitrust or competition applicable law, including applicable antitrust laws, that, in the case of each foregoing clause (i)  – (iii), would preclude the Closing by the End Date.

Financing
Parent’s Financing Covenants
Pursuant to the Merger Agreement, each of Parent and Merger Subsidiary agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary to arrange and obtain the Financing on a timely basis on terms and conditions not less favorable to Parent and Merger Subsidiary than those contained in the applicable Financing Letters and Fee Letter (as defined in the Merger Agreement).
If all or any portion of the Debt Financing becomes unavailable on the terms and conditions (including any applicable “market flex” provisions that are contained in the Fee Letter) contemplated by the Debt Commitment Letter (other than as the result of Veritiv’s breach of any provisions of the Merger Agreement or failure to satisfy certain conditions to Closing), Parent will (i) promptly notify the Company of such unavailability and the reason therefor and (ii) use its reasonable best efforts to arrange and obtain alternative debt financing from the same or alternative sources in an amount sufficient, together with the remaining available financing, to fund the Required Amount at the Closing; provided that Parent will not be required to arrange or obtain any Alternative Financing (as defined in the Merger Agreement) and with terms and conditions (including “market flex” provisions) less favorable to Parent than the terms and conditions set forth in the Debt Commitment Letter and Fee Letter.
Company’s Financing Cooperation Covenants
In connection with the efforts of Parent and Merger Subsidiary to arrange the Debt Financing, prior to the Closing Date, upon request the Company must, and must cause its subsidiaries and its and their respective affiliates and Representatives to, use its reasonable best efforts to provide to Parent and Merger Subsidiary, in each case at Parent and Merger Subsidiary’s sole cost and expense, such customary cooperation as is reasonably requested by Parent in connection with the arrangement of the Debt Financing or any non-convertible high-yield bonds being issued as part of or in lieu of all or a portion of the Debt Financing, including:
•
Furnishing Parent and Merger Subsidiary and the Debt Financing Sources (as defined in the Merger Agreement) all Required Information (as defined in the Merger Agreement) as promptly as reasonably practicable with the Required Information;

•
using reasonable best efforts to cause senior management of the Company, with appropriate seniority and expertise, to assist in preparation and participate in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead arrangers, bookrunners or agents for, and prospective lenders and buyers of, the Debt Financing), presentations, road shows, sessions with rating agencies, due diligence sessions, drafting sessions and sessions between senior management and the Debt Financing Sources in connection with the Debt Financing or any non-convertible high-yield bonds being issued as part of or in lieu of all or a portion of the Debt Financing;
•
using reasonable best efforts in:

•
providing assistance with the preparation of materials for rating agency presentations, high-yield roadshow presentations and offering memoranda, bank information memoranda, private placement memoranda, bridge teasers, syndication memoranda, customary offering documents, lender presentations and other customary marketing materials required in connection with the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing;

•
providing reasonable cooperation with the due diligence efforts of the Debt Financing Sources to the extent reasonable and customary; and

•
providing customary authorization letters with respect to the Company authorizing the distribution of information to prospective lenders and investors (including customary 10b-5 and material non-public information representations);

•
reasonably facilitating the pledging of, granting of security interests in and obtaining perfection of any liens on collateral in connection with the Debt Financing, or any high yield bonds being issued in lieu of all or a portion of the Debt Financing;

•
(A) obtaining documents and delivering notices reasonably requested by Parent or the Debt Financing Sources relating to the prepayment, termination or redemption of the Company’s Existing Credit Agreement (as defined below under the heading “The Merger Agreement — Treatment of Certain Indebtedness”) and the release of related liens and guarantees thereunder and (B) promptly, and in any event no later than four (4) business days prior to the Closing, providing all documentation and other information that any lender, provider or arranger of any Debt Financing or trustee for the high-yield bonds has reasonably requested in connection with such Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing under applicable “know-your-customer” and anti-money laundering rules and regulations, in each case, at least four (4) business days prior to the Closing (to the extent requested at least nine (9) business days prior to the Closing Date);

•
assisting in the preparation, execution and delivery of definitive financing documents, including any credit agreement, indentures, notes, guarantee and collateral documents, pledge and security documents, customary closing certificates and documents and back-up therefor and for legal opinions in connection with the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing (including executing and delivering a solvency certificate from the chief financial officer or treasurer (or other comparable officer) of the Company and other customary documents as may reasonably be requested by Parent or the Debt Financing Sources);

•
using reasonable best efforts to assist Parent in benefiting from the existing lending relationships of the Company;

•
using reasonable best efforts to cooperate with Parent and Parent’s efforts to obtain corporate and facilities ratings and landlord waivers and estoppels, as reasonably requested by Parent;

•
using reasonable best efforts to take all corporate, limited liability company, partnership or other similar actions reasonably requested by Parent or any Debt Financing Source to permit the consummation of the Debt Financing or any high-yield bonds being issued in lieu of any portion of the Debt Financing;

•
using reasonable best efforts to cause Deloitte & Touche LLP (and any other auditor to the extent financial statements audited or reviewed by such auditor are or would be included in an offering memorandum) to:

•
furnish to Parent and the Debt Financing Sources, consistent with customary practice to the extent reasonably requested by Parent, customary comfort letters (including “negative assurance” comfort and change period comfort) and consents, together with drafts of such comfort letters that such independent auditors of the Company are prepared to deliver upon “pricing” and

“closing” of any high-yield bonds being issued in lieu of all or a portion of the Debt Financing, and deliver such comfort letters upon the “pricing” and “closing” of any such high-yield bonds, with respect to financial information relating to the Company, as reasonably requested by Parent or the Debt Financing Sources, as necessary or customary for financings similar to the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing; and
•
attend accounting due diligence session and drafting sessions;

•
using reasonable best efforts to:

•
permit the Debt Financing Sources to evaluate the Company’s current assets, properties, rights, inventory, cash management and accounting systems, and policies and procedures relating thereto for the purpose of establishing collateral arrangements to the extent customary and reasonable; and

•
establish bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing;

•
using reasonable best efforts to grant the Debt Financing Sources on reasonable terms and upon reasonable requests, at reasonable times and on reasonable notice, access to the Company’s properties, rights, assets and cash management and accounting systems (including cooperating in and facilitating the completion of customary field examinations, collateral audits, asset appraisals and surveys);

•
subject to any customary requirements of any providers thereof (including confidentiality and non-reliance arrangements), using reasonable best efforts to furnish to Parent and the Debt Financing Sources any existing field examinations, collateral audits and asset appraisals and surveys of the Company prepared in connection with the Existing Credit Agreement;

•
furnishing the “borrowing base certificate” required to be delivered pursuant to the Debt Commitment Letter;

•
if Deloitte & Touche LLP withdraws its audit opinion with respect to any audited financial statements of the Company included in the Required Information, furnishing Parent and the Debt Financing Sources soon as practicable and in any event prior to the Closing Date with a new unqualified audit opinion with respect to such financial statements by Deloitte & Touche LLP or another nationally-recognized independent public accounting firm reasonably acceptable to Parent;

•
furnishing Parent and the Debt Financing Sources as soon as practicable and in any event prior to the Closing Date with restated financial information if:

•
(i) any of the financial statements included in the Required Information are restated or (ii) the Company, the Company’s Board of Directors or similar governing body or Deloitte & Touche LLP determines that a restatement of any such financial statements is required; and

•
the Company or Deloitte & Touche LLP, as applicable, do not subsequently determine and confirm in writing to Parent that no restatement is required in accordance with GAAP

•
using reasonable best efforts to cooperate with Parent to satisfy the conditions precedent to the Debt Financing or any high yield bonds being issued in lieu of any portion of the Debt Financing to the extent within the direct control of the Company.

Notwithstanding the foregoing, subject to certain exceptions set forth in the Merger Agreement:
•
in no event will Veritiv or any of its subsidiaries be required to:

•
provide any such cooperation to the extent it unreasonably disrupts or interferes with the ongoing business or operations of Veritiv or any of its subsidiaries; or

•
agree to pay any fees or reimburse any expenses prior to the Closing Date or to incur any other liabilities that are effective prior to the Closing Date in connection with the Debt Financing;

•
neither the Company nor any of its subsidiaries will:

•
be required to give any indemnities that are effective prior to the Closing Date (except to the extent such indemnities are subject to the Reimbursement Obligations (as defined below));

•
become subject to any obligation under any certificate, agreement, arrangement, document or instrument relating to the Debt Financing that is not contingent upon the Closing or is effective prior to the Closing, except:

•
any certificate of the chief financial officer of the Company with respect to financial information (including pro forma financial information) included in the debt marketing materials that is required to be delivered upon “pricing” and closing of any non-convertible high-yield bonds issued as part of or in lieu of all or a portion of the Debt Financing;

•
the customary authorization letters described in the Merger Agreement;

•
the prepayment, termination or redemption documents and notices relating to the Company’s Existing Credit Agreement;

•
the “know-your-customer” and anti-money laundering documents contemplated by the Merger Agreement;

•
any customary certificate of the chief financial officer of the Company, solely related to factual matters, and reasonably requested by Parent’s counsel in connection with the delivery of any customary legal opinions such counsel may be required to deliver to the Debt Financing Sources;

•
the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” as contemplated by the Merger Agreement;

•
pass resolutions or consents to approve or authorize any agreement with respect to the Debt Financing prior to the Closing (excluding any resolutions, consents, approvals or other closing arrangements on behalf of Veritiv and its subsidiaries as may be required by the Debt Financing Sources pursuant to the Debt Commitment Letter at, or as of, the Closing); and

•
be required to:

•
deliver any certificate or take any other action that would reasonably be expected to result in personal liability to a director, officer or other personnel, deliver any legal opinion or otherwise provide any information or take any action to the extent it would result in a loss or waiver of any privilege;

•
prepare or deliver any pro forma financial information or projections of the type excluded from Required Information;

•
take any action that would encumber any of the assets of any of the Company or its subsidiaries prior to the Closing;

•
prepare the initial draft of any definitive documents for the anticipated financing, including any pledge or security documents, guarantees, definitive financing documents or other certificates, incumbencies or other similar documents; or

•
take action, provide access to or disclose information that would jeopardize any attorney-client privilege or other similar privilege of the Company or any of its subsidiaries or which is restricted or prohibited under applicable law or would be taken, provided or disclosed in breach of any contract applicable to the Company or any subsidiary thereof.

Parent will:
•
promptly, upon request by Veritiv, reimburse Veritiv for all costs and expenses (including, to the extent incurred at the request or consent of Parent, reasonable attorneys’ fees) incurred by Veritiv, any subsidiary thereof, or any of their respective Representatives in connection with the cooperation contemplated by the financing cooperation covenant in the Merger Agreement; and

•
indemnify and hold harmless Veritiv, its subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs or expenses actually suffered or incurred by any of them in connection with the arrangement of the Debt Financing and any information used in connection therewith, in each case other than to the extent any of the foregoing was suffered or incurred as a result of (i) the bad faith, gross negligence or willful misconduct of, or material breach of the Merger Agreement by, Veritiv, its subsidiaries or any of its respective Representatives, as applicable (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (ii) information provided by the Company or any of its Representatives, as applicable, containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not materially misleading (the obligations of Parent pursuant to this bullet and the preceding bullet, collectively, the “Reimbursement Obligations”).
Treatment of Certain Indebtedness
Prior to the Effective Time, Veritiv must deliver, or caused to be delivered to Parent:
•
executed copies of customary payoff letters, drafts of which must be provided to Parent by Veritiv no later than three (3) business days prior to the Closing Date, from the agent, lenders and/or creditors for the existing Funded Indebtedness (as defined in the Merger Agreement) of the Company (including pursuant to Veritiv’s existing ABL Credit Agreement (the “Existing Credit Agreement”)), which payoff letters must:

•
provide for the payment in full of the total amount of outstanding Funded Indebtedness due to such agent, lender and/or creditor as of the Closing (including accrued interest and any prepayment fees or penalties or other amounts due as a result of the consummation of the transactions contemplated by the Merger Agreement);

•
release any liens and any guarantee obligations related to such Funded Indebtedness; and

•
be in form and substance reasonably satisfactory to Parent; and

•
any termination statements or other releases as may be reasonably required to evidence the satisfaction of such Funded Indebtedness and the release of associated liens contemplated thereby, along with any documents and notices reasonably requested by Parent relating to the prepayment, termination or redemption (within the time periods required by the relevant governing agreement) of such Funded Indebtedness, and any termination statements or other releases as may be reasonably required to evidence the release of associated liens contemplated thereby, along with any documents and notices reasonably requested by Parent relating to such release of liens and guarantees (within the time periods required by the relevant governing agreement) under such Funded Indebtedness.

Public Announcements
Parent and the Company must:
•
consult with each other before issuing any press release, having any communication with the press (whether or not for attribution), making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to the Merger Agreement or the Transactions; and

•
not issue any press release or make any other public statement or schedule any press conference or conference call without the consent of the other party (except in respect of any public statement or press release as may be required by applicable law or any listing agreement with or rule of any national securities exchange or association (in which case the party required to issue the release or make the announcement must use reasonable efforts to provide the other party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and must give reasonable and good faith consideration to any such comments proposed by the other party)).

The foregoing restrictions do not prohibit:
•
the Company from taking any actions in connection with any Superior Proposal or Intervening Event solely to the extent permitted by the provisions of the Merger Agreement governing Acquisition Proposals, Superior Proposals and Adverse Recommendation Changes; or

•
Parent, Merger Subsidiary and their respective affiliates from making ordinary course disclosures and communications:

•
to existing or prospective general or limited partners, equity holders, members, managers and investors of such Persons or any affiliates of such Persons, in each case who are subject to customary confidentiality restrictions; and

•
as reasonably required in connection with the Debt Financing.

Section 16 Matters
Prior to the Effective Time, the Company must take all such steps as may be required to cause the Transactions and any disposition of Common Stock (including derivative securities with respect to Common Stock) in connection with the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Transaction Litigation
Veritiv must:
•
provide Parent with prompt notice of the commencement of any stockholder litigation brought or threatened in writing against the Company or its directors or officers relating to the Transactions;

•
keep Parent reasonably informed with respect to the status thereof (including by providing copies of all material documents with respect thereto);

•
consult with Parent regarding, and give Parent the right to participate in, the defense, negotiation or settlement of any such litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined) and the Company must give reasonable and good faith consideration to Parent’s advice with respect to such litigation;

•
give Parent a reasonable opportunity to review and give good faith consideration to Parent’s comments on documents produced in connection with any such litigation; and

•
not settle any such litigation without Parent’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).

Takeover Laws
Each of Parent, Merger Subsidiary and the Company and the members of their respective Boards of Directors must use their respective reasonable best efforts to ensure that the restrictions on business combinations contained in any Takeover Law (as defined in the Merger Agreement) (or provision in the Certificate of Incorporation or the Bylaws (including, for the avoidance of doubt, Article TENTH of the Certificate of Incorporation)) is or becomes applicable to the Merger Agreement, the Support Agreement, or the Transactions.
If the restrictions on business combinations in any Takeover Law (or provision in the Certificate of Incorporation or the Bylaws (including, for the avoidance of doubt, Article TENTH of the Certificate of Incorporation)) becomes, or may purport to be, applicable to the Merger Agreement, the Support Agreement, or the Transactions, each of Parent, Merger Subsidiary and the Company and the members of their respective Boards of Directors must:
•
use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions and the transactions contemplated by the Support Agreement may be consummated by the date required, and on the terms and conditions contemplated by, the Merger Agreement; and

•
otherwise act to lawfully eliminate the restrictions on business combinations contained in any Takeover Law or provision in the Certificate of Incorporation or the Bylaws (including, for the avoidance of doubt, Article TENTH of the Certificate of Incorporation).

The Company agreed that, effective as of the receipt of the Company Stockholder Approval, Parent and its affiliates will automatically and without any further action by any party, be released from the use restrictions and “standstill” provisions contained in the confidentiality agreement between Veritiv and CD&R.
Stock Exchange Delisting; Deregistration
Prior to the Effective Time, the Company must cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of the NYSE to cause the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.
Conditions to the Closing of the Merger
Conditions to Each Party’s Obligations to Effect the Merger
Each party’s obligations to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
the Company Stockholder Approval must have been obtained;

•
no governmental authority having enacted, issued, promulgated, enforced or entered any applicable law (whether temporary, preliminary or permanent) that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger that remains in effect; and

•
(i) any applicable waiting period under the HSR Act relating to the Merger must have expired or been terminated and (ii) all Required Regulatory Approvals must have been obtained (including by the expiration of the applicable waiting period or receipt of express approval, consent or authorization from the relevant governmental authority).

Conditions to Parent’s and Merger Subsidiary’s Obligations to Effect the Merger
In addition, the obligations of Parent and Merger Subsidiary to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
Veritiv must have performed and complied in all material respects with all of its obligations and agreements under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
each the representations and warranties of Veritiv contained in the Merger Agreement regarding certain aspects of the capitalization of Veritiv relating to outstanding shares of Common Stock (as set forth in specified sections of the Merger Agreement) must have been true and correct in all respects at and as of the date of the Merger Agreement and must be true and correct in all respects at and as of the Closing Date, in each case except for any de minimis inaccuracies, as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
each of the representations and warranties of Veritiv contained in the Merger Agreement regarding certain other aspects of the capitalization of Veritiv (as set forth in specified sections of the Merger Agreement) must have been true and correct in all respects at and as of the date of the Merger Agreement and must be true and correct in all respects at and as of the Closing Date as if made as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
each of the representations and warranties of Veritiv contained in the Merger Agreement regarding the corporate existence and power of Veritiv and its subsidiaries, Veritiv’s corporate authorization to enter into the Merger Agreement and consummate the Transactions, the enforceability of the Merger Agreement, Veritiv’s organizational documents, certain aspects of the Company Equity

Awards, the capitalization of Veritiv’s subsidiaries, brokers, the rendering of Morgan Stanley’s opinion to the Board of Directors and Takeover Laws:
•
to the extent not qualified or limited by the word “material,” “materiality” or “Material Adverse Effect” as set forth in the Merger Agreement, must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
to the extent qualified or limited by the word “material,” “materiality” or “Material Adverse Effect” as set forth in the Merger Agreement, must have been true and correct at and as of the date of the Merger Agreement and must be true and correct at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which will be true only as of such time);

•
each of the other representations and warranties of Veritiv contained in the Merger Agreement (disregarding all materiality and Material Adverse Effect qualifications contained therein) must have been true and correct as of the date of the Merger Agreement and must be true and correct as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time), except for any failures of such representations and warranties to be so true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

•
since the date of the Merger Agreement, there must have been no fact, event, development, circumstance, occurrence or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect; and

•
the receipt by Parent of a certificate signed by an executive officer of Veritiv, certifying that the conditions described in the preceding six (6) bullets have been satisfied.

Conditions to Veritiv’s Obligations to Effect the Merger
In addition, the obligations of Veritiv to effect the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of the following conditions at or prior to the Closing:
•
each of Parent and Merger Subsidiary must have performed in all material respects all of its obligations under the Merger Agreement required to be performed or complied with by it at or prior to the Closing;

•
each of the representations and warranties of Parent contained in the Merger Agreement regarding the corporate existence and power of Parent and Merger Subsidiary, Parent’s and Merger Subsidiary’s corporate authorization to enter into the Merger Agreement and consummate the Transactions, the enforceability of the Merger Agreement and brokers must have been true and correct in all material respects at and as of the date of the Merger Agreement and must be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time);

•
each of the other representations and warranties of Parent contained in the Merger Agreement (disregarding all materiality and Parent Material Adverse Effect (as defined in the Merger Agreement) qualifications contained therein) must have been true and correct at and as of the date of the Merger Agreement and must be true and correct at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which only need to be so true as of such time), except for any failures of such representations and warranties to be so true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and

•
the receipt by the Company of a certificate signed by an executive officer of Parent, certifying that the conditions described in the preceding three (3) bullets have been satisfied.

Termination of the Merger Agreement
Termination by Mutual Consent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the mutual written agreement of Veritiv and Parent.
Termination by Either Veritiv or Parent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Veritiv or Parent if:
•
the Merger has not been consummated on or before End Date; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party if the failure of the Merger to be consummated by the End Date was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement;

•
any order, injunction, judgment, directive, determination, decree, writ, award or ruling by a court or other governmental authority of competent jurisdiction permanently restraining, enjoining, rendering illegal or otherwise permanently prohibiting consummation of the Merger becomes final and non-appealable; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party if the issuance of such order, injunction, judgment, directive, determination, decree, writ, award or ruling was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement; or

•
at the Special Meeting (including any adjournment or postponement thereof in accordance with the Merger Agreement) at which a vote is taken on the approval of the Merger Proposal, the Company Stockholder Approval is not obtained.

Termination by Parent
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent if:
•
an Adverse Recommendation Change occurs; or

•
there has been (i) a breach of any covenant or agreement on the part of Veritiv set forth in the Merger Agreement or (ii) any inaccuracy in any representation or warranty of Veritiv set forth in the Merger Agreement, and such breach or inaccuracy (A) would result in the failure of certain conditions to the Closing to be satisfied and (B) is not cured within thirty (30) days of Veritiv’s receipt of notice thereof from Parent; provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Parent if (1) Parent or Merger Subsidiary is then in breach of any covenant or agreement contained in the Merger Agreement or (2) there will be or has been any inaccuracy in any representation or warranty of Parent or Merger Subsidiary contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to Veritiv’s obligation to consummate the Merger.

Termination by Veritiv
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Veritiv if:
•
there has been (i) a breach of any covenant or agreement on the part of Parent or Merger Subsidiary set forth in the Merger Agreement or (ii) any inaccuracy in any representation or warranty of Parent and Merger Subsidiary set forth in the Merger Agreement, in each case of clauses (i) and (ii), such breach or inaccuracy (A) would result in the failure of certain conditions to the Closing to be satisfied and (B) is not cured within thirty (30) days of Parent’s receipt of notice thereof from Veritiv;

provided, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Vertiv if (1) Veritiv is then in breach of any of its covenants or agreements contained in the Merger Agreement or (2) there will be or has been any inaccuracy in any representation or warranty of Veritiv contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to Parent’s and Merger Subsidiary’s obligations to consummate the Merger;
•
prior to obtaining the Company Stockholder Approval, so that Veritiv may enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with the provisions of the Merger Agreement governing Superior Proposals; provided, that (i) concurrently with such termination, Veritiv pays the Company Termination Fee to Parent in accordance with the Merger Agreement; provided, further, however, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Veritiv if it has breached any covenant or agreement set forth in the provisions of the Merger Agreement governing Acquisition Proposals, Superior Proposals and Adverse Recommendation Changes; or

•
the following occur:

•
the Marketing Period has ended;

•
the Closing has not occurred on or prior to the date required pursuant to the Merger Agreement;

•
all of the mutual conditions precedent to the parties’, and all conditions precedent to each of Parent’s and Merger Subsidiary’s, obligations to effect the Closing have been (and remain) satisfied or, to the extent permissible, waived (other than conditions that by their nature are to be satisfied by actions taken at the Closing, but which are then capable of being satisfied);

•
Veritiv has irrevocably notified Parent in writing at least three (3) business days prior to such termination that Veritiv is ready, willing and able to consummate, and will consummate, the Closing and that all of the conditions precedent to Veritiv’s obligations to effect the Closing have been satisfied or irrevocably waived, and Veritiv intends to terminate the Merger Agreement pursuant to this bullet; and

•
Parent fails to consummate the Closing within three (3) business days following receipt of such irrevocable written notice.

Effect of Termination
If the Merger Agreement is validly terminated pursuant to the termination provisions described above, then subject to the limitations on liability set forth in the Merger Agreement, the Merger Agreement will become void and of no further force or effect and the Transactions will be abandoned and each of the parties to the Merger Agreement will be relieved of its duties and obligations arising under the Merger Agreement from and after the date of such termination and such termination will be without liability of any party to the Merger Agreement (or any stockholder or Representative of such party) to any other party thereto, except that:
•
subject to certain limitations, the following will survive the termination of the Merger Agreement:

•
the Limited Guarantee (to the extent surviving by its terms); and

•
(a) the provisions of the Merger Agreement governing (i) the effect of termination and (ii) public announcements and (b) the Merger Agreement’s miscellaneous provisions (other than those miscellaneous provisions governing the specific performance of any obligations to consummate the Closing) (and the corresponding definitions of any defined terms used in each of those sections);

•
neither the Company nor Parent will be relieved or released from any liabilities or damages (which the parties to the Merger Agreement acknowledged and agreed will not be limited to reimbursement of expenses or out-of-pocket costs) arising out of its fraud or Willful Breach (as defined below) occurring prior to termination of the Merger Agreement; provided, however, that any such liabilities or damages will:

•
in the case of Parent, be subject to the applicable limitations on the Parent Group’s (as defined below) liability set forth in the Merger Agreement and in no event will Parent and Merger

Subsidiary (and, for the avoidance of doubt, the other members of the Parent Group) have any monetary liability or be required to pay any monetary damages for an aggregate amount (including any payment of the Parent Termination Fee (as defined below) and any monetary damages for fraud or Willful Breach or for any other reason) greater than an amount equal to (i) the Parent Termination Fee, plus (ii) the Company Enforcement Expenses (subject to the Expenses Cap), plus (iii) the Reimbursement Obligations; and
•
in the case of the Company, be subject to the applicable limitations on the Company Group’s (as defined below) liability set forth in the Merger Agreement; and

•
following the termination of the Merger Agreement, Parent will be required to pay and perform the Reimbursement Obligations as and to the extent required by the provisions of the Merger Agreement governing the Reimbursement Obligations.

For purposes of this proxy statement and the Merger Agreement, “Willful Breach” means any material breach of any of the representations, warranties, covenants or agreements set forth in the Merger Agreement that is the consequence of an action or omission by any party if such party knew or should have known that the taking of such action or the failure to take such action would be a breach of such representation, warranty, covenant or agreement set forth in the Merger Agreement.
Termination Fees and Enforcement Expenses; Limitations on Liability
Company Termination Fee
Veritiv will be required to pay Parent the Company Termination Fee if:
•
Parent terminates the Merger Agreement following the occurrence of an Adverse Recommendation Change; or

•
Veritiv terminates the Merger Agreement prior to obtaining the Company Stockholder Approval in order to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal.

In addition, Veritiv will be required to pay the Company Termination Fee to Parent if:
•
the Merger Agreement is terminated:

•
by Parent or the Company:

•
because the Merger has not been consummated on or before the End Date (at a time when the parties’ closing conditions relating to antitrust laws have been satisfied); or

•
because the Company Stockholder Approval is not obtained at the Special Meeting at which a vote is taken on the approval of the Merger Proposal; or

•
by Parent because (i) Veritiv breached or failed to perform any covenant or agreement contained in the Merger Agreement or (ii) there is an inaccuracy in any representation or warranty of Veritiv contained in the Merger Agreement and such breach or inaccuracy (A) would result in the failure of certain conditions to the Closing to be satisfied and (B) is not cured within thirty (30) days of the Company’s receipt of notice thereof from Parent; provided, however, that (1) Parent or Merger Subsidiary is not then in breach of any covenant or agreement contained in the Merger Agreement or (2) there will not be nor has there been any inaccuracy in any representation or warranty of Parent or Merger Subsidiary contained in the Merger Agreement that, in each case, would result in a failure of a condition precedent to Veritiv’s obligation to consummate the Merger; and

•
each of the following conditions is satisfied

•
after the date of the Merger Agreement and prior to (i) the Special Meeting (in the case of a termination as a result of a failure to obtain the Company Stockholder Approval at the Special Meeting) or (ii) the termination of the Merger Agreement (in the case of a termination for any other reason listed above), an Acquisition Proposal is publicly announced (or become publicly known) or otherwise is communicated to the Board of Directors (or a committee thereof) or the

Company Stockholders and, in any such case, not publicly and irrevocably withdrawn at least five (5) business days prior to the Special Meeting; and
•
within twelve (12) months following the date of such termination, an Acquisition Proposal is consummated or the Company enters into a definitive agreement for an Acquisition Proposal (provided, that for purposes of this bullet, each reference to “20%” in the definition of Acquisition Proposal will be deemed to be a reference to “50%”).

Parent Termination Fee
Parent will be required to pay Veritiv the Parent Termination Fee if Veritiv terminates the Merger Agreement because:
•
there has been (i) a breach of any covenant or agreement on the part of Parent or Merger Subsidiary set forth in the sections of the Merger Agreement relating to (i) regulatory authorizations and consents and/or (ii) the Financing, and in each case such breach (A) would result in the failure of certain conditions to the Closing to be satisfied, and (B) is not cured within thirty (30) days of Parent’s receipt of notice thereof from Veritiv; provided, however, that (1) Veritiv is not then in breach of any of its covenants or agreements contained in the Merger Agreement or (2) there will not be nor has there been any inaccuracy in any representation or warranty of Veritiv contained in the Merger Agreement that, in each case would result in a failure of a condition precedent to Parent’s and Merger Subsidiary’s obligations to consummate the Merger (any such termination, a “Qualifying Breach Termination”); or

•
each of the following occur (for purposes of this proxy statement, a “Parent Failure to Close”):

•
the Marketing Period has ended;

•
the Closing has not occurred on or prior to the date required pursuant to the Merger Agreement;

•
all of the mutual conditions precedent to the parties’, and all conditions precedent to each of Parent’s and Merger Subsidiary’s, obligations to effect the Closing have been (and remain) satisfied or, to the extent permissible, waived (other than conditions that by their nature are to be satisfied by actions taken at the Closing, but which are then capable of being satisfied);

•
Veritiv has irrevocably notified Parent in writing at least three (3) business days prior to such termination that Veritiv is ready, willing and able to consummate, and will consummate, the Closing and that all of the conditions precedent to Veritiv’s obligations to effect the Closing have been satisfied or irrevocably waived, and Veritiv intends to terminate the Merger Agreement pursuant to this bullet; and

•
Parent fails to consummate the Closing within three (3) business days following receipt of such irrevocable written notice.

Enforcement Expenses
Parent Enforcement Expenses
If Veritiv fails to pay the Company Termination Fee, and in order to obtain such payment Parent commences a legal proceeding against Veritiv that results in a judgment for monetary damages against Veritiv requiring Veritiv to pay any such amount, Veritiv must also pay the Parent Enforcement Expenses to Parent. In no event will Veritiv or any other member of the Company Group be required to pay more than the Expenses Cap in respect of the Parent Enforcement Expenses.
Company Enforcement Expenses
If Parent fails to pay the Parent Termination Fee to the extent and when due pursuant to the Merger Agreement, and in order to obtain such payment Veritiv commences a legal proceeding against Parent or Merger Subsidiary that results in a judgment against Parent or Merger Subsidiary requiring Parent or Merger Subsidiary to pay any such amount, Parent must also pay the Company Enforcement Expenses to Parent.

In no event will Parent or any other member of the Parent Group be required to pay more than the Expenses Cap in respect of the Company Enforcement Expenses.
Limitations on Liability
Limitations on Parent’s Liability
Notwithstanding anything to the contrary in the Merger Agreement, but subject to the last paragraph of this section, the Company’s right to either (i) seek an order of specific performance against Parent prior to the termination of the Merger Agreement as permitted by and subject to the requirements of the Merger Agreement or (ii) validly terminate the Merger Agreement as a result of a Qualifying Breach Termination or a Parent Failure to Close and receive the Parent Termination Fee, any Company Enforcement Expenses (subject to the Expenses Cap) and any Reimbursement Obligations (including the Company’s right to enforce the Limited Guarantee to receive such Parent Termination Fee, Company Enforcement Expenses (subject to the Expenses Cap) and Reimbursement Obligations from the CD&R Fund if due and payable in accordance with and subject to the limitations in the Merger Agreement and the Limited Guarantee), if any, to the extent payable pursuant to the Merger Agreement, will be the Company’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against any of (A) Parent, Merger Subsidiary, the CD&R Fund and the debt financing sources, (B) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of Parent, Merger Subsidiary or the CD&R Fund and/or (C) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Parent Group”) in respect of the Merger Agreement, any agreement executed in connection therewith, including the Equity Commitment Letter and the Limited Guarantee, and the Transactions (including the Financing), including any breach or termination of the Merger Agreement or any such other agreement and the failure of the Merger or any such other transaction to be consummated.
Notwithstanding the foregoing, nothing will relieve Parent or Merger Subsidiary from:
•
any liability for any fraud or Willful Breach of the Merger Agreement, in each case occurring prior to the termination of the Merger Agreement, except that:

•
under no circumstances will any member of the Parent Group (including Parent and Merger Subsidiary) have liability for damages based upon, relating to, resulting from, in connection with or arising out of the Merger Agreement (including any payment of the Parent Termination Fee and any monetary damages including for fraud or Willful Breach) that exceed, in the aggregate, the amount of the Parent Termination Fee plus the Company Enforcement Expenses (subject to the Expenses Cap); and

•
in no event will Parent be required to pay both damages under the Merger Agreement and the Parent Termination Fee; or

•
their obligations to pay and perform the Reimbursement Obligations.

In furtherance of the foregoing, other than (i) the Parent Termination Fee to the extent owed pursuant to the Merger Agreement, any Company Enforcement Expenses (subject to the Expenses Cap) and any Reimbursement Obligations or (ii) subject to the limitations described herein, monetary recovery or award for fraud or Willful Breach of the Merger Agreement by Parent or Merger Subsidiary occurring prior to the termination of the Merger Agreement, in each case, from Parent (or the CD&R Fund under the Limited Guarantee), in no event:
•
will the Company or any members of the Company Group seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, any monetary recovery or award against any member of the Parent Group; or

•
will the Company be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages against any member of the Parent Group for, or with respect to, the Merger Agreement or any other agreement executed in connection therewith, the Merger, the transactions contemplated by the Merger Agreement or any other agreement executed in connection therewith, the termination of the Merger Agreement, any matters forming the basis of such termination, the failure to consummate the Merger or any claims or actions under applicable law arising therefrom.
Limitations on Veritiv’s Liability
Notwithstanding anything to the contrary in the Merger Agreement, but subject to the penultimate and final sentences of this paragraph, the right of Parent and Merger Subsidiary to either (i) seek an order of specific performance against Veritiv prior to the termination of the Merger Agreement as permitted by and subject to the requirements of the Merger Agreement or (ii) validly terminate the Merger Agreement in accordance with the Merger Agreement and receive the Company Termination Fee, to the extent payable pursuant to the Merger Agreement, will be Parent and Merger Subsidiary’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against (A) Veritiv and its subsidiaries, (B) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of Veritiv or its subsidiaries or (C) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Company Group”) in respect of the Merger Agreement, any agreement executed in connection therewith and the Transactions, including any breach or termination of the Merger Agreement or any such other agreement and the failure of the Merger or any such other transaction to be consummated. Notwithstanding the foregoing, this paragraph will not relieve Veritiv from any liability for any fraud or Willful Breach of the Merger Agreement occurring prior to the termination of the Merger Agreement. In no event will Parent or Merger Subsidiary be entitled to:
•
payment of both monetary damages and the Company Termination Fee; or

•
both (x) payment of any monetary damages or the Company Termination Fee, as applicable, and (y) a grant of specific performance of the Merger Agreement or any other equitable remedy against Veritiv that results in the Closing.

Amendments and Waivers
Any provision of the Merger Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the Company Stockholder Approval has been obtained there will be no amendment or waiver that would require the further approval of the Company Stockholders under the DGCL without such approval having first been obtained. No failure or delay by any party to the Merger Agreement in exercising any right, power or privilege thereunder will operate as a waiver of such right, power or privilege, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the parties to the Merger Agreement are cumulative and are not exclusive of any rights or remedies provided by applicable law.
Specific Performance
The parties to the Merger Agreement agreed that irreparable damage would occur in the event any provision of the Merger Agreement were not performed in accordance with the terms thereof and that any breach of the Merger Agreement would not be adequately compensated by monetary damages, and that such parties will be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. The pursuit of specific enforcement by any party to the Merger Agreement will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time.
Notwithstanding the foregoing or anything else to the contrary contained in the Merger Agreement, the parties to the Merger Agreement agreed that, prior to the valid termination of the Merger Agreement, the Company may seek and obtain an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Equity Financing contemplated by the Equity Commitment Letter to be funded at the Closing and to specifically enforce Parent’s obligation to consummate the Closing at the time the Closing is required to occur on the terms and conditions set forth in the Merger Agreement, in each case, if and only if (and only so long as):
•
Parent fails to consummate the Closing on or prior to the date required pursuant to the Merger Agreement;

•
all of the mutual conditions precedent to the parties’, and all conditions precedent to each of Parent’s and Merger Subsidiary’s, obligations to effect the Closing have been (and remain) satisfied or, to the extent permissible, waived (other than conditions that by their nature are to be satisfied by actions taken at the Closing, but which are then capable of being satisfied);

•
the Debt Financing has been funded in accordance with the terms and conditions thereof or will be funded at the Closing in accordance with the terms and conditions of the Debt Commitment Letter if the Equity Financing contemplated by the Equity Commitment Letter is funded, in each case in accordance with the terms thereof and in an aggregate amount sufficient to fund the Required Amounts;

•
the Company has irrevocably notified Parent in writing that the Company is ready, willing and able to consummate, and will consummate, the Closing in accordance with the terms of the Merger Agreement and, if the Debt Financing and Equity Financing are funded, the Company will take such actions that are required of it by the Merger Agreement to consummate the Closing, as of such date, pursuant to the terms of the Merger Agreement; and

•
Parent fails to consummate the Closing within three (3) business days following receipt of such irrevocable notice.

Third Party Beneficiaries
Except as set forth in the Merger Agreement, the parties agreed that their respective representations, warranties and covenants set forth in the Merger Agreement are solely for the benefit of the other parties in accordance with and subject to the terms of the Merger Agreement. The Merger Agreement was not intended to, and will not, confer upon any other Person any rights or remedies under the Merger Agreement, except:
•
the rights of holders of (i) shares of Common Stock to receive the Merger Consideration, (ii) Company RSU Awards to receive the Company RSU Consideration (as defined in the Merger Agreement), (iii) Company PSU Awards to receive the Company PSU Consideration (as defined in the Merger Agreement), (iv) Company Director Equity Awards to receive the applicable Company Director Equity Award Consideration (as defined in the Merger Agreement), and (v) Company PBU Awards to receive the Company PBU Consideration (as defined in the Merger Agreement), as applicable, in each case in accordance with the Merger Agreement if, and only if, the Effective Time occurs;

•
the rights of Indemnified Persons as set forth in or contemplated by the provisions of the Merger Agreement related to indemnification, exculpation and advancement of expenses;

•
the rights of members of the Parent Group and the Company Group as set forth in or contemplated by the provisions Merger Agreement containing limitations on the liability of members of the Parent Group and the Company Group, respectively;

•
CD&R as an express third party beneficiary with respect to each consent and waiver granted under the Merger Agreement with respect to the confidentiality agreement between Veritiv and CD&R; and

•
the lenders party to the Debt Commitment Letter are express third party beneficiaries, and may enforce, certain provisions of the Merger Agreement relating to such lenders.

Support Agreement
Pursuant to the Support Agreement, the Baupost Stockholders, among other things, agreed to, and to cause their controlled affiliates to, unconditionally and irrevocably affirmatively vote or execute consents with respect to all shares of Common Stock owned by them:

•
in favor of:

•
the Merger Proposal;

•
the adoption of any amended and restated Merger Agreement or amendment to the Merger Agreement that, in any such case, does not decrease the Merger Consideration, extend the End Date or result in the Merger Agreement being less favorable to the Company Stockholders than the Merger Agreement in effect as of the date of the execution of the Support Agreement (excluding, for avoidance of doubt, any such adverse amendment);

•
the approval of any proposal to adjourn or postpone the Special Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with the Merger Agreement; and

•
the approval of any other proposal considered and voted upon by the Baupost Stockholders at the Special Meeting (or by written consent) that is necessary or desirable for the consummation of the Merger and the other transactions contemplated by the Merger Agreement; and

•
against:

•
any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the termination date of the Support Agreement;

•
any Acquisition Proposal, or any other proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement;

•
any reorganization, recapitalization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement); and

•
any other action, agreement or proposal which would reasonably be expected to prevent or materially impede or materially delay the consummation of the Merger or any of the transactions contemplated by the Merger Agreement.

Other than with respect to the matters discussed above, the Baupost Stockholders do not have any obligation to vote their shares of Common Stock in any particular manner.
The Support Agreement will terminate upon the earliest of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects the Merger Consideration, (c) the Effective Time or (d) the End Date.
THE BOARD OF DIRECTORS ACCORDINGLY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of Common Stock as of the Record Date:
•
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•
each of the Company’s current named executive officers and directors; and

•
all officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including securities that such he, she or it has the right to acquire within sixty (60) days, including options exercisable within sixty (60) days. Restricted stock units that do not vest within sixty (60) days of September 5, 2023 are not included in the beneficial ownership percentage. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.
The beneficial ownership of Common Stock is based on 13,551,081 shares of Common Stock issued and outstanding as of September 5, 2023. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership. Except as otherwise indicated, the address of each person who is listed in the table below is c/o Veritiv Corporation, 1000 Abernathy Road NE, Building 400, Suite 1700, Atlanta, Georgia 30328.
Name of Beneficial Owner	Number of Shares(1)(2)	Percentage of Shares
Directors and Named Executive Officers
Autumn R. Bayles	2,154	*
Shantella E. Cooper	19,019	*
David E. Flitman	31,993	*
Tracy A. Leinbach	44,056	*
Stephen E. Macadam	27,119	*
Gregory B. Morrison	4,054	*
Michael P. Muldowney	34,234	*
Charles G. Ward, III	54,234	*
Salvatore A. Abbate	73,326	*
Stephen J. Smith	4,064	*
Daniel J. Watkoske	91,478	*
Mark W. Hianik	0	*
Karen K. Renner	4,166	*
Susan B. Salyer	8,817	*
Eric J. Guerin	0	*
All current directors and executive officers as a group (18 persons)	347,629	2.6%
Other Beneficial Holders
The Baupost Group, L.L.C., Baupost Group GP, L.L.C. and Seth A. Klarman(3)	3,324,324	24.5%
BlackRock, Inc.(4)	2,144,409	15.8%
Dimensional Fund Advisors LP(5)	1,123,455	8.3%
The Vanguard Group(6)	987,278	7.3%

*
Less than 1%

(1)
Amounts in this column include fully-vested Company Phantom Awards (each equivalent in value to one (1) share of Common Stock) awarded to non-employee directors as follows: 19,019 Company Phantom Awards for each of Ms. Cooper and Mr. Macadam, 30,793 Company Phantom Awards for Mr. Flitman, 18,495 Company Phantom Awards for Ms. Leinbach and 30,973 Company Phantom Awards for each of Messrs. Muldowney and Ward.

(2)
Amounts in this column include fully-vested Company DSU Awards (each equivalent in value to one (1) share of Common Stock) awarded to non-employee directors as follows: 3,261 Company DSU Awards for each of Ms. Leinbach, Mr. Muldowney and Mr. Ward.

(3)
Based on the information provided pursuant to the Schedule 13D filed by The Baupost Group, L.L.C. (“Baupost”), Baupost Group GP, L.L.C. (“BG GP”) and Seth A. Klarman with the SEC on August 11, 2023. Baupost, BG GP, and Mr. Klarman each reported that, as of August 6, 2023, it or he has shared voting and dispositive power with respect to 3,324,324 shares of Common Stock. Baupost is a registered investment adviser and acts as an investment adviser and general partner to various private investment limited partnerships. BG GP, as the Manager of Baupost, and Mr. Klarman, as the majority owner and Managing Member of BG GP and a controlling person of Baupost, may be deemed to have beneficial ownership under Section 13 of the Exchange Act of the securities beneficially owned by Baupost. Each of Baupost, BG GP and Mr. Klarman has a business address of 10 St. James Avenue, Suite 1700, Boston, Massachusetts 02116.

(4)
Based on the information provided pursuant to the Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 24, 2023. BlackRock reported that, as of December 31, 2022, it has sole voting power with respect to 2,128,936 shares of Common Stock and sole dispositive power with respect to 2,144,409 shares of Common Stock. BlackRock has a business address of 55 East 52nd Street, New York, New York 10055.

(5)
Based on the information provided pursuant to the Schedule 13G/A filed by Dimensional Fund Advisors LP (“Dimensional”) with the SEC on February 10, 2023. Dimensional reported that, as of December 30, 2022, it has sole voting power with respect to 1,110,227 shares of Common Stock and sole dispositive power with respect to 1,123,455 shares of Common Stock. Dimensional is a registered investment adviser and serves as an investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the shares of Common Stock that are owned by the Funds and may be deemed to be the beneficial owner of the shares of Common Stock held by the Funds. However, all of the shares of Common Stock are owned by the Funds. Dimensional disclaims beneficial ownership of such shares. Dimensional has a business address of Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(6)
Based on the information provided pursuant to the Schedule 13G/A filed by The Vanguard Group (“Vanguard”) with the SEC on February 9, 2023. Vanguard reported that, as of December 30, 2022, it has shared voting power with respect to 23,327 shares of Common Stock, sole dispositive power with respect to 952,580 shares of Common Stock and shared dispositive power with respect to 34,698 shares of Common Stock. Vanguard has a business address of 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

THE ADVISORY COMPENSATION PROPOSAL (PROPOSAL 2)
The Proposal
As required by Item 402(t) of Regulation S-K under the Securities Act and Section 14A of the Exchange Act, the Company is providing Company Stockholders with the opportunity to cast a nonbinding, advisory vote on the golden parachute compensation that may become payable to its NEOs in connection with the completion of the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of this proxy statement entitled “The Merger — Interests of Executive Officers and Directors of Veritiv in the Merger.”
Vote Required and Board Recommendation
The approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy, assuming a quorum is present. Accordingly, a failure to vote or broker non-vote, if any, will not have any effect on the Advisory Compensation Proposal. An abstention, however, will count as a vote “AGAINST” the Advisory Compensation Proposal.
The Company believes that the information regarding golden parachute compensation that may become payable to its NEOs in connection with the completion of the Merger is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of the Company Stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to the Company’s NEOs in connection with the completion of the Merger. In addition, this vote is separate and independent from the Merger Proposal. The Company asks that Company Stockholders vote “FOR” the following resolution:
“RESOLVED, that the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of the proxy statement entitled “The Merger — Interests of Executive Officers and Directors of Veritiv in the Merger,” is hereby APPROVED on a nonbinding, advisory basis.”
This vote is advisory, and, therefore, it will not be binding on the Company, nor will it overrule any prior decision or require the Board of Directors (or any committee thereof) to take any action. Because the Merger-related executive compensation to be paid in connection with the Merger is based on the terms of the Merger Agreement as well as the contractual arrangements with the Company’s NEOs, such compensation will be payable, regardless of the outcome of this advisory vote, if the Merger Proposal is approved (subject only to the contractual conditions applicable thereto). However, the Board of Directors values the opinions of the Company Stockholders, and to the extent that there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Board of Directors will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns. Assuming a quorum is present, the Board of Directors will consider the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote on the Advisory Compensation Proposal at the Special Meeting represented in person or by proxy that are cast “FOR” the foregoing resolution at the Special Meeting as advisory approval of the compensation that may become payable to the Company’s NEOs in connection with the completion of the Merger.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY COMPENSATION PROPOSAL

ADJOURNMENT PROPOSAL (PROPOSAL 3)
The Proposal
The Company is asking you to approve one or more proposals to adjourn the Special Meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal. If the Company Stockholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Company Stockholders that have previously returned properly executed proxies voting against the Merger Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Proposal such that the Merger Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Proposal and seek to convince the holders of those shares of Common Stock to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.
Vote Required and Board Recommendation
The approval of the of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock entitled to vote thereon at the Special Meeting represented in person or by proxy. Accordingly, a failure to vote or broker non-vote, if any, will not have any effect on the Adjournment Proposal. An abstention, however, will count as a vote “AGAINST” the Adjournment Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS
As of the date of this proxy statement, the Board of Directors knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement.

APPRAISAL RIGHTS
If the Merger is consummated, a holder of Common Stock or “beneficial owner” (as defined in Section 262 of the DGCL) who does not vote in favor of the Merger Proposal and who properly demands appraisal of his, her or its shares of Common Stock, who does not effectively withdraw his, her or its demand or waive or lose the right to appraisal, and who otherwise complies with the requirements for perfecting and preserving appraisal rights, will be entitled to seek appraisal of, and receive payment in cash for the “fair value” of, his, her or its shares of Common Stock as determined by the Delaware Court of Chancery, together with interest to be paid, if any, on the amount determined to be the fair value, in lieu of the Merger Consideration they would otherwise be entitled to pursuant to the Merger Agreement, if they comply with the procedures set forth under Section 262 of the DGCL. This is known as an appraisal right. Stockholders and beneficial owners electing to exercise appraisal rights must comply precisely with the requirements of Section 262 in order to demand and perfect their rights. Strict compliance with the statutory procedures is required to demand and perfect appraisal rights under Section 262.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is attached to this proxy statement as Annex D. Company Stockholders and beneficial owners intending to exercise appraisal rights should carefully review Annex D in its entirety. The full text of Section 262 of the DGCL is also accessible at the following publicly available website:
https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary is intended as a brief summary of the material provisions and statutory procedures of Section 262 of the DGCL and does not constitute any legal or other advice and does not constitute a recommendation that a holder or beneficial owner of Common Stock exercise his, her or its appraisal rights under Section 262. All references in Section 262 and this summary to stockholder are to the record holder of the shares of Common Stock as of immediately prior to the effective date of the Merger as to which appraisal rights are asserted. All references in Section 262 and this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Common Stock held either in voting trust or by a nominee on behalf of such person. All references in Section 262 and this summary to “person” mean any individual, corporation, partnership, unincorporated association or other entity. Failure to comply strictly with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights. If you hold your shares of Common Stock through a bank, broker, trust or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker, trust or the other nominee.
Under Section 262 of the DGCL, a holder of shares of Common Stock or beneficial owner who beneficially owns shares of Common Stock who (1) does not vote in favor of the Merger Proposal; (2) continuously is the record holder or beneficial owner of such shares of Common Stock from the date of the making of the demand through the effective date of the Merger; and (3) otherwise follows the procedures set forth in Section 262, may be entitled to have its shares of Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid, if any, on the amount determined to be fair value, as determined by the Delaware Court of Chancery in lieu of the Merger Consideration such person would be entitled to receive pursuant to the Merger Agreement, unless such holder or beneficial owner fails to perfect, validly withdraws or otherwise waives or forfeits such person’s rights to appraisal. The “fair value” of the shares of Common Stock as determined by the Delaware Court of Chancery may be more than, the same as, or less than the per share consideration the Company Stockholders or beneficial owners are otherwise entitled to receive under the Merger Agreement. Stockholders and beneficial owners should be aware that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not otherwise address “fair value” under Section 262 of the DGCL.
Under Section 262, where a merger agreement is to be submitted for adoption and approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes notice that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex D. In connection with the Merger, any holder or beneficial owner of shares of Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder or beneficial owner’s right to do so, should review Section 262 carefully and consult with legal advisors. A holder or beneficial owner of Common Stock who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Common Stock, the Company encourages a Company Stockholder or beneficial owner considering exercising such rights to seek the advice of legal counsel.
A Company Stockholder or beneficial owner of Shares wishing to exercise the right to seek an appraisal of its shares of Common Stock must do ALL of the following:
•
the Company Stockholder or beneficial owner must not vote or submit a proxy in favor of the Merger Proposal;

•
the Company Stockholder or beneficial owner must deliver to the Company a written demand for appraisal before the vote on the Merger Proposal at the Special Meeting and be a Company Stockholder of record or beneficial owner at the time of the making of such demand;

•
the Company Stockholder or beneficial owner must continuously hold the shares of Common Stock from the date of making the demand through the effective date of the Merger (a Company Stockholder or beneficial owner of shares will lose appraisal rights if the Company Stockholder or beneficial owner transfers or ceases to beneficially own, as the case may be, the shares of Common Stock before the effective date of the Merger); and

•
a Company Stockholder of record or a beneficial owner of shares must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares of Common Stock within 120 days after the effective date of the Merger. The Surviving Corporation is under no obligation to file any such petition and has no intention of doing so. Accordingly, it is the Company Stockholder or beneficial owner’s obligation to initiate all necessary action to perfect his, her or its appraisal rights in respect of his, her or its shares of Common Stock within the time prescribed in Section 262.

Filing Written Demand
Any holder or beneficial owner of shares of Common Stock wishing to exercise appraisal rights must deliver to the Company, before the vote on the Merger Proposal at the Special Meeting at which the Merger Proposal will be submitted to the Company Stockholders, a written demand for the appraisal of the Company Stockholder or beneficial owner’s shares of Common Stock. A record holder of shares of Common Stock exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the Merger. Similarly, a beneficial owner of Common Stock exercising appraisal rights must be the beneficial owner of the shares on the date the written demand for appraisal is made and must continue to beneficially own the shares through the effective date of the Merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, and it will result in the Company Stockholder or beneficial owner’s loss of appraisal rights and will nullify any previously delivered written demand for appraisal. Therefore, a Company Stockholder or beneficial owner who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against or abstain from voting on the Merger Proposal. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A Company Stockholder or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will result in a loss of appraisal rights.
A demand for appraisal made by a Company Stockholder must reasonably inform the Company of the identity of the Company Stockholder making the demand and that such Company Stockholder intends thereby to demand appraisal of such Company Stockholder’s shares. Any such demand for appraisal should be executed by or on behalf of the holder of record of the Common Stock for which appraisal is demanded, fully and correctly, as the Company Stockholder’s name appears on the Company’s books and records and state that the person intends thereby to demand appraisal of the Company Stockholder’s shares in connection with the Merger. The demand may also be made by a beneficial owner of shares of Common Stock if, in addition to otherwise satisfying the foregoing requirements, (i) such beneficial owner continuously owns such shares through the effective date of the Merger and otherwise satisfies the requirements for appraisal applicable to a Company Stockholder of record under subsection (a) of Section 262 of the DGCL and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of such shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such shares and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices and to be set forth on the verified list described below. Alternatively, beneficial owners of shares of Common Stock may have the holder of record of such shares submit the required demand in respect of such shares. If the shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand for appraisal executed by the fiduciary should be executed in that capacity. If the shares of Common Stock are owned by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record or beneficial owner; however, the agent must identify the record owner or owners (and, if by an authorized agent of any beneficial owner or owners, must identify the beneficial owner or owners and otherwise comply with the requirements applicable to appraisal demands made by beneficial owners) and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners or beneficial owner or beneficial owners.
A record owner, such as a bank, brokerage firm, trust or other nominee, who holds shares of Common Stock as a nominee for others may exercise his, her or its right of appraisal with respect to shares of Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock as to which appraisal is sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the record owner. If a Company Stockholder holds shares of Common Stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Veritiv Corporation
Attention: Corporate Secretary
1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia 30328
At any time within 60 days of the effective date of the Merger, any holder or beneficial owner of shares of Common Stock who has demanded appraisal but has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to the Surviving Corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the Merger will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. If the Surviving Corporation does not approve a request to withdraw a demand for appraisal when that approval is required or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the Company Stockholder will be entitled to receive only the appraised value of his, her or its shares of Common Stock determined in any such appraisal proceeding, which value may be more than, the same as, or less than the Merger Consideration.
Notice by the Surviving Corporation
If the Merger is completed, within 10 days after the effective date of the Merger, the Surviving Corporation will notify each holder of shares of Common Stock who has made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the Merger Proposal, that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the Merger, but not thereafter, the Surviving Corporation, record holder or beneficial owner of shares of Common Stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a Company Stockholder or beneficial owner, demanding a determination of the fair value of the shares of Common Stock held by all Company Stockholders or beneficial owners entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and holders and beneficial owners of Common Stock should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Common Stock. Accordingly, any holder or beneficial owner of shares of Common Stock who desires to have its shares appraised should initiate all necessary action to perfect its appraisal rights in respect of its shares of Common Stock within the time and in the manner prescribed in Section 262. The failure of a holder or beneficial owner of shares of Common Stock to file such a petition within the period specified in Section 262 could nullify such person’s previous written demand for appraisal.
Within 120 days after the effective date of the Merger, any holder or beneficial owner of shares of Common Stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon request given in writing, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption and approval of the Merger Proposal and with respect to which the Company has received demands for appraisal have been received, the aggregate number of holders or beneficial owners holding or owning such shares (for purposes of which the record holder of shares held by a beneficial owner who has made a demand for appraisal shall not be considered a separate stockholder holding such shares). The Surviving Corporation must give this statement to the requesting Company Stockholder within 10 days after receipt of the request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed in accordance with Section 262 and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all Company Stockholders or beneficial owners who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the Company Stockholders and beneficial owners who have demanded appraisal and the Surviving Corporation, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any person fails to comply with the direction, the Delaware Court of Chancery may dismiss that person from the proceedings. In addition, because the Common Stock is publicly listed on the NYSE (and we do not expect this to change prior to the Merger), the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders or beneficial owners of shares of Common Stock who are otherwise entitled to appraisal rights unless (x) the total number of such shares entitled to appraisal rights exceeds 1% of the outstanding shares of Common Stock or (y) the value of consideration provided in the Merger for such total number of shares exceeds $1 million.
Determination of Fair Value
After determining the holders and beneficial owners of shares of Common Stock entitled to appraisal, the Delaware Court of Chancery will appraise the shares of Common Stock in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through the proceeding, the Delaware Court of Chancery will determine the “fair value” of the Common Stock as of the effective date of the Merger after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, by the Surviving Corporation to the persons entitled to receive the same, upon surrender by those Company Stockholders or beneficial owners of the Certificates representing their shares of Common Stock or, in the case of holders of uncertificated shares of Common Stock, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the appraisal proceeding, the Surviving Corporation may pay to each person entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided in the preceding sentence only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
A Company Stockholder or beneficial owner considering seeking appraisal should be aware that the fair value of its shares of Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as, or less than the consideration it would receive pursuant to the Merger if it did not seek appraisal of its shares and that an opinion of an investment banking firm as to the fairness, from a financial point of view, of the Merger Consideration payable in a Merger is not an opinion as to, and does not in any manner address, fair value under Section 262. Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and Company Stockholders and beneficial owners should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither the Company nor Parent anticipate offering more than the Merger Consideration to any Company Stockholder or beneficial owner exercising appraisal rights, and each of the Company and Parent reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Common Stock is less than the Merger Consideration. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Each Company Stockholder or beneficial owner seeking appraisal is responsible for his, her or its attorneys’ fees and expert witness expenses, although, upon application of any person whose name appears on the verified list filed by the Company who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by such person in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised.

If any Company Stockholder or beneficial owner who demands appraisal of his, her or its shares of Common Stock under Section 262 fails to perfect, or loses or successfully withdraws, such holder’s right to appraisal, such person’s shares of Common Stock will be deemed to have been converted at the effective date of the Merger into the right to receive the Merger Consideration in respect thereof provided for in the Merger Agreement in accordance with the Merger Agreement, without interest and subject to any applicable withholding taxes. A Company Stockholder or beneficial owner will fail to perfect, or effectively lose or withdraw, his, her or its right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the effective date of the Merger or if the Company Stockholder or beneficial owner delivers to the Surviving Corporation a written withdrawal of his, her or its demand for appraisal and an acceptance of the Merger Consideration within the permitted time period. In addition, once a petition for appraisal is filed, the appraisal proceeding may not be dismissed as to any Company Stockholder or beneficial owner absent approval by the Delaware Court of Chancery, provided, however, that the foregoing shall not affect the right of any Company Stockholder or beneficial owner who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such Company Stockholder or beneficial owner’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the effective date of the Merger.
From and after the effective date of the Merger, no Company Stockholder or beneficial owner who has demanded appraisal rights will be entitled to vote such shares of Common Stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the person’s shares of Common Stock, if any, payable to Company Stockholders or beneficial owners as of a time prior to the effective date of the Merger. If no petition for an appraisal is filed, or if the Company Stockholder or beneficial owner delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Merger, either within 60 days after the effective date of the Merger or thereafter with the written approval of the Surviving Corporation, then the right of such Company Stockholder or beneficial owner to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any person who commenced the proceeding or joined that proceeding as a named party without the approval of the Delaware Court of Chancery. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a Company Stockholder or beneficial owner’s statutory appraisal rights. In view of the complexity of Section 262, any Company Stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal and financial counsel before attempting to exercise those rights. To the extent there are any inconsistencies between the foregoing summary and Section 262, Section 262 will govern.

DELISTING AND DEREGISTRATION OF THE COMPANY’S COMMON STOCK
If the Merger is completed, the Common Stock will be delisted from the NYSE, will be deregistered under the Exchange Act and will cease to be publicly traded. As a result, we will no longer file periodic reports with the SEC on account of the shares of Common Stock.
FUTURE STOCKHOLDER PROPOSALS AND NOMINATIONS
The Company’s 2023 annual meeting of stockholders was held on May 3, 2023. If the Merger is completed, we will not have public stockholders and there will be no public participation in any future meetings of stockholders. In accordance with NYSE corporate governance requirements, we are not required to hold an annual meeting until no later than one year after our most recently completed fiscal year. Under Section 211(b) of the DGCL, we are, however, required to hold an annual meeting of stockholders for the purposes of electing directors in accordance with the Bylaws, unless such election is made by written consent in lieu of such a meeting. However, if the Merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2024 annual meeting of stockholders. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.
If the Company holds a 2024 annual meeting, stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting may do so by following the procedures described below.
Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the 2024 annual meeting. Proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and must have been received by our Corporate Secretary at the address shown on the first page of this proxy statement. To comply with the requirements of Rule 14a-8, the proposal must have been received by us no later than November 18, 2023, unless the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the first anniversary of the date of the 2023 annual meeting of stockholders, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials for the 2024 annual meeting of stockholders.
Our bylaws require timely advance written notice of stockholder proposals and stockholder nominations of director candidates to be presented at an annual meeting of stockholders. Notice will be considered timely for the 2024 annual meeting if it is received by the Secretary of the Company at our principal executive offices not later than 90 days nor earlier than 120 days prior to the first anniversary of the date of the 2023 annual meeting of stockholders. However, if the 2024 annual meeting is advanced by more than 30 days or delayed by more than 70 days from such anniversary date of the 2023 annual meeting, notice will be considered timely if it is received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. To comply with our bylaws, notice of a stockholder proposal or stockholder nomination of director candidates must have been received by us no sooner than 5:00 p.m. Eastern Time on January 4, 2024 and no later than 5:00 p.m. Eastern Time on February 3, 2024, unless the date of our 2024 annual meeting is held more than 30 days before or more than 70 days after the first anniversary of the 2023 annual meeting of stockholders, and must otherwise comply with our bylaws. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet to have a stockholder proposal included in the Company’s proxy statement, which are described above.
Please refer to the full text of our advance notice by-law provisions for additional information and requirements. A copy of our bylaws may be obtained by writing to our Corporate Secretary at the address shown on the first page of this proxy statement.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 4, 2024; provided that if the date of our 2024 annual meeting is changed by more than 30 days from the first anniversary of the date of the 2023 annual meeting of stockholders, then notice must be provided by the later of 60 days prior to the date of the annual meeting or within 10 days of the Company’s first public announcement of the date of the 2024 annual meeting.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and any amendments or supplements thereto and other information with the SEC. Our public filings are available to the public free of charge on the website maintained by the SEC at http://www.sec.gov and may also be obtained through other document retrieval services. Information contained on our website or connected thereto does not constitute a part of this proxy statement.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Veritiv filings with the SEC are incorporated by reference (other than portions of these filings that are described in paragraphs (d)(1), (d)(2), (d)(3) or (e)(5) of Item 407 of Regulation S-K promulgated by the SEC):
•
Veritiv’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on February 28, 2023;

•
Veritiv’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed on May 9, 2023; Veritiv’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023, filed on August 8, 2023; and

•
Veritiv’s Current Reports on Form 8-K, filed on March 13, 2023, March 23, 2023, May 5, 2023, and August 7, 2023.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:
Veritiv Corporation
Attention: Legal Department
1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia 30328
If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one (1) business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through our website at https://ir.veritiv.com/. The information included on our website is not incorporated by reference into this proxy statement.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
dated as of
AUGUST 6, 2023
among
VERITIV CORPORATION,
VERDE PURCHASER, LLC
and
VERDE MERGER SUB, INC.

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of August 6, 2023 among Veritiv Corporation, a Delaware corporation (the “Company”), Verde Purchaser, LLC, a Delaware limited liability company (“Parent”), and Verde Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”).
W I T N E S S E T H:
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Merger Subsidiary will be merged with and into the Company, with the Company continuing as the Surviving Corporation, and each issued and outstanding share of Company Stock immediately prior to the Effective Time (other than as set forth in Section 2.2 and Dissenting Shares) will be converted into the right to receive the Merger Consideration;
WHEREAS, the Board of Directors of the Company has unanimously (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the Merger; (iii) declared advisable this Agreement and the Transactions; (iv) approved the execution and delivery of the Support Agreement by the parties thereto (and the consummation of the transactions contemplated thereby) (such transactions, together with the transactions contemplated hereby, collectively, the “Transactions”), including for purposes of the Confidentiality Agreement; (v) resolved to recommend that the Company’s stockholders vote to approve and adopt this Agreement and the transactions contemplated hereby, including the Merger; and (vi) directed that this Agreement be submitted to the Company’s stockholders for their approval;
WHEREAS, the respective Boards of Directors (or equivalent thereof) of Parent and Merger Subsidiary have approved and declared advisable this Agreement and the Transactions, including the Merger;
WHEREAS, as a condition and material inducement to the Company’s execution and delivery of this Agreement, Clayton, Dubilier & Rice Fund XII, L.P., a Cayman Islands exempted limited partnership (the “Guarantor”) is executing and delivering to the Company a guarantee (the “Guarantee”), pursuant to which, and subject to the terms and conditions thereof, the Guarantor has guaranteed certain obligations of Parent and Merger Subsidiary hereunder as set forth therein;
WHEREAS, as a condition and material inducement to Parent’s willingness to enter into this Agreement and concurrently with the execution and delivery of this Agreement, certain stockholders of the Company, the Company and Parent have entered into a voting and support agreement (the “Support Agreement”) in connection with the Merger, pursuant to which, among other things, such stockholders have agreed, upon the terms and subject to the conditions set forth therein, to vote their shares of Company Stock in favor of the adoption of this Agreement; and
WHEREAS, each of the parties hereto desires to make certain representations, warranties, covenants and agreements in connection with the Merger and the Transactions and also to prescribe certain conditions to the Merger as specified herein.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:
ARTICLE 1
Definitions
Section 1.1   Definitions.
(a)   As used herein, the following terms have the following meanings:
“1933 Act” means the Securities Act of 1933.
“1934 Act” means the Securities Exchange Act of 1934.

“Acquisition Proposal” means, other than the Transactions, any offer or proposal from a Third Party relating to any transaction or series of related transactions involving (i) any acquisition or purchase, directly or indirectly, of 20% or more of the consolidated assets of the Company and its Subsidiaries or 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of the Company and its Subsidiaries, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in a Third Party beneficially owning 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income assets of the Company and its Subsidiaries, or (iii) any merger, consolidation, joint venture, partnership, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries that, if consummated would result in a Third Party beneficially owning 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income assets of the Company and its Subsidiaries or (iv) any combination of any of the foregoing.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.
“Antitrust Laws” means the Sherman Act of 1890, 15 U.S.C. §§ 1 et seq., the Clayton Act, 15 U.S.C. §§ 12-27 (including the HSR Act), the Federal Trade Commission Act, 15 U.S.C. §§ 41 et seq and any other antitrust, competition or trade regulation Applicable Laws.
“Applicable Date” means January 1, 2021.
“Applicable Law” means, with respect to any Person or property, any domestic or foreign federal, state or local law (statutory, common or otherwise), act, statute, constitution, treaty, convention, ordinance, code, rule, regulation, Order, or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.
“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, signed into law on March 27, 2020, “Division N — Additional Coronavirus Response and Relief” of the Consolidated Appropriations Act, 2021 (H.R. 133) and any administrative or other guidance published with respect thereto by any Governmental Authority.
“Code” means the Internal Revenue Code of 1986.
“Commitment Letters” means the Equity Commitment Letter and the Debt Commitment Letter.
“Company 10-Q” means the Company’s quarterly report on Form 10-Q for the Company’s fiscal quarter ended March 31, 2023.
“Company Balance Sheet” means the consolidated balance sheet of the Company as of the Company Balance Sheet Date and the footnotes thereto set forth in the Company 10-Q.
“Company Balance Sheet Date” means March 31, 2023.
“Company Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by the Company to Parent and Merger Subsidiary.
“Company Employee” means an employee of the Company or any of its Subsidiaries.
“Company Equity Plan” means the Company’s 2014 Omnibus Incentive Plan, as amended.

“Company IT Systems” means all software, computer hardware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology networks and systems (including telecommunications networks and systems for voice, data, and video) owned, leased, licensed, or used (including through cloud-based or other Third Party service providers) by the Company or any of its Subsidiaries.
“Company Stock” means the Common Stock, par value $0.01 per share, of the Company.
“Confidentiality Agreement” means that certain confidentiality agreement set forth on Section 1.1(a) of the Company Disclosure Schedule.
“Contract” means any contract, agreement, lease, sublease, license, note, mortgage, bond, indenture or other legally binding obligation.
“Data Privacy and Security Requirements” means to the extent relating to data privacy, protection, or security and applying to the conduct of the business of the Company or any of its Subsidiaries: (i) all Applicable Laws including any related security breach notification requirements; (ii) the past and present policies that are or were adopted by the Company or any of its Subsidiaries during such time period in which the Company or its Subsidiaries were bound thereby; and (iii) Contracts and industry standards (including PCI-DSS) to which the Company or any its Subsidiaries are parties or bound.
“Debt Financing Sources” means the Persons (including the Lenders and each agent and arranger) that have committed to provide, or have otherwise entered into agreements in connection with the Debt Financing or any high-yield bonds being issued as part of or in lieu of any portion of the Debt Financing in connection with the Transactions pursuant to the Debt Commitment Letter, and any joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with their respective Affiliates, and the respective officers, directors, employees, partners, trustees, shareholders, controlling persons, agents and representatives of the foregoing, and their respective successors and assigns.
“DGCL” means the Delaware General Corporation Law.
“Dividend Suspension Condition” means that either (i) there shall have been a breach of any covenant or agreement on the part of the Company set forth in this Agreement or (ii) there shall be or have been any inaccuracy in any representation or warranty of the Company set forth in ARTICLE 4 of this Agreement, in each case of clauses (i) and (ii), such that any of the conditions set forth in Section 9.2(a) or Section 9.2(b) would not be satisfied.
“Employee Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA, pension, retirement, equity or equity-based compensation, profit sharing, savings, bonus, incentive, commission, employment, consulting, stock option or stock purchase, severance, change in control, retention, deferred compensation, welfare, accident, disability, health, salary continuation, vacation, sick pay or paid time off, and any other compensatory or benefit plan, program, policy, arrangement or agreement, whether or not subject to ERISA, qualified or unqualified, written or unwritten, funded or unfunded, in each case that is sponsored, maintained or contributed to (or required to be contributed to) by the Company or any of its Subsidiaries or under or with respect to which the Company or any of its Subsidiaries has any current or contingent liability, including the Company Equity Plan.
“Environmental Laws” means any and all Applicable Laws that have as their principal purpose or relate to pollution, public or worker health or safety, or the protection of the environment or natural resources.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any Person that, together with the Company or any of its Subsidiaries, is (or at any relevant time has been or would be) treated as a single employer under Section 414 of the Code.
“Fund Affiliate” means any Affiliate of Parent other than any Affiliate of Parent that is a portfolio company of any fund managed or advised by Clayton, Dubilier & Rice, LLC.
“Funded Indebtedness” means, as of any date of measurement, all Indebtedness of the Company and its Subsidiaries as of the date of measurement described in clauses (a) and (b) of the definition of “Indebtedness.”

“GAAP” means generally accepted accounting principles in the United States, consistently applied.
“Government Contract” means any prime Contract, subcontract, task order or delivery order that is (i) between the Company or any of its Subsidiaries, on the one hand, and a Governmental Authority, on the other hand (a “Government Prime Contract”), or (ii) is entered into by the Company or any of its Subsidiaries as a subcontractor (at any tier) to provide products or services in connection with a Contract between another entity and a Governmental Authority.
“Government Official” means (i) any officer or employee of any Governmental Authority, (ii) any person acting in an official capacity on behalf of a Governmental Authority, (iii) any officer or employee of a political party or any person acting in an official capacity on behalf of a political party or (iv) any candidate for political office.
“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory, self-regulatory or administrative authority, department, court, agency or official, including any political subdivision or instrumentality thereof or any arbitral body (whether public or private).
“Hazardous Substances” means any pollutants, contaminants, wastes, or other materials or substances that are regulated or for which liability or standards of conduct may be imposed under any Environmental Law, and shall include oil, petroleum, petroleum-derived substances, radiation and radioactive materials, polychlorinated biphenyls, urea formaldehyde, perfluoroalkyl and polyfluoroalkyl substances, silica, radon, dust, noise, odors, mold, microbial matter, and asbestos or any materials containing asbestos.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Indebtedness” means any (a) obligations relating to indebtedness for borrowed money, (b) obligations evidenced by bonds, notes, debentures or similar instruments, (c) the principal or face amount of banker’s acceptances, surety bonds, performance bonds or letters of credit (in each case only to the extent drawn), (d) obligations under any existing interest rate, commodity or other swap, hedge or financial derivative agreement and (e) guarantees of obligations of the types referred to in the preceding clauses (a) through (d).
“Intellectual Property” means all rights, in any and all jurisdictions throughout the world, in intellectual property, including with respect to the following: (i) trademarks, service marks, trade names, trade dress, domain name registrations, and social media accounts and handles, and all goodwill associated with any item referenced in this clause (i), (ii) mask works, inventions, and patents and patent applications, together with all divisionals, continuations, renewals, extensions, and reexaminations thereof, (iii) Trade Secrets, (iv) copyrights, (v) software, data, and databases, and (vi) applications and registrations for, and the right to file applications and obtain registrations for, any item referenced in any of the foregoing clauses (i) – (v).
“Knowledge” means (i) with respect to the Company, the actual knowledge, after reasonably due inquiry of direct reports, of the individuals listed on Section 1.1(b) of the Company Disclosure Schedule and (ii) with respect to Parent, the actual knowledge, after reasonably due inquiry of direct reports, of the individuals listed on Section 1.1 of the Parent Disclosure Schedule.
“Lien” means, with respect to any property or asset, any mortgage, lien, license, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own, subject to a Lien, any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.
“Marketing Period” means the first period of twenty (20) consecutive Business Days after the date hereof throughout and at the end of which (i) Parent shall have the Required Information and (ii) the conditions set forth in Sections 9.1 and 9.2 shall be satisfied or, to the extent permitted by applicable Law, waived (other than any such conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of such conditions at the Closing) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Sections 9.1 and 9.2 to fail to be satisfied assuming the Closing were to be scheduled for any time during such twenty (20) consecutive Business Day period; provided that (x) (i) if such twenty (20) consecutive Business Day period shall not have ended on or prior to August 18, 2023, then such twenty (20) consecutive Business

Day period shall not commence prior to September 5, 2023, (ii) such twenty (20) Business Day period shall not be required to be consecutive to the extent it would include November 24, 2023 (with such date being excluded for purposes of, but which shall not reset, the 20 consecutive Business Day period) and (iii) if such twenty (20) consecutive Business Day period shall not have ended on or prior to December 22, 2023, then such 20 consecutive Business Day period shall not commence prior to January 2, 2024, (y) Parent may, by written notice to the Company, elect to postpone the start of the Marketing Period to a date not later than November 20, 2023 and (z) the Marketing Period shall not be deemed to have commenced if, after the date hereof and prior to the Closing Date, (A) any of the historical financial statements that are included in the Required Information become stale under Regulation S-X, in which case the Marketing Period will not be deemed to commence unless and until, at the earliest, the Company furnishes Parent with updated Required Information, (B) Deloitte & Touche LLP (or any other auditor to the extent financial statements audited by such auditor are be included in the Required Information) shall have withdrawn its audit opinion with respect to any of the audited financial statements of the Company or that are included in the Required Information, in which case the Marketing Period shall not be deemed to commence unless and until, at the earliest, a new unqualified audit opinion is issued with respect to such financial statements by Deloitte & Touche LLP or another nationally-recognized independent public accounting firm, (C) the Company restates or the Board of Directors of the Company has determined to restate or Deloitte & Touche LLP (or any other auditor to the extent financial statements audited by such auditor are be included in the Required Information) has determined that it is necessary to restate any historical financial statements of the Company or that are included in the Required Information or the Company shall have determined that a restatement of any such historical financial statements is required, in which case the Marketing Period shall not be deemed to commence unless and until, at the earliest, such restatement has been completed or the board of directors of the Company subsequently concludes that no restatement shall be required in accordance with GAAP; or (D) the Required Information, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not misleading, in which case the Marketing Period shall not be deemed to commence unless and until such Required Information has been updated so that there is no longer any such untrue statement or omission; provided further that if the Company shall in good faith reasonably believe it has provided the Required Information and that the Marketing Period has commenced, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery and when it believes such period has commenced), in which case, subject to clauses (A) through (D) above, the Marketing Period will be deemed to have commenced on the first (1st) Business Day immediately following such notice unless Parent, in good faith, believes the Marketing Period has not commenced and within five (5) Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect (setting forth with reasonable specificity what Required Information has not been provided) (provided, that it is understood that delivery of such notice from Parent to the Company will not prejudice the Company’s right to assert that the Marketing Period has in fact commenced).
“Material Adverse Effect” means any fact, event, development, circumstance, occurrence or effect (collectively, “Effect”) (i) that has a material adverse effect on the condition (financial or otherwise), business, assets, properties, liabilities, operations or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following shall be taken into account in determining whether there has been, is, or would reasonably be expected to be a Material Adverse Effect for purposes of this clause (i): (A) changes in GAAP, (B) changes in the financial or securities markets or in general economic or political conditions, (C) changes in Applicable Law, (D) changes generally affecting the industry in which the Company and its Subsidiaries operate, (E) acts of war, sabotage or terrorism, (F) the (x) announcement of Guarantor and its Affiliates as acquirors of the Company, (y) the execution and delivery or performance of this Agreement, or (z) the announcement or consummation of the Transactions (provided, that this clause (F) shall not apply to any representation or warranty contained in this Agreement to the extent such representation or warranty expressly addresses the consequences resulting from the execution, delivery or performance of this Agreement, or the announcement or consummation of the Transactions), (G) any failure by the Company and its Subsidiaries to meet any internal or published budgets, projections or forecasts (it being understood that the underlying causes of such failure, to the extent not otherwise excluded by other clauses of this definition, may be taken into account in determining the occurrence of a Material Adverse Effect), (H) any action taken (or omitted to be taken) by the Company or any of its

Subsidiaries (x) that is expressly required by this Agreement or (y) at the express written request of Parent, (I) changes in the market price or trading volume of the shares of Company Stock (it being understood that the underlying causes of such changes, to the extent not otherwise excluded by other clauses of this definition, may be taken into account in determining the occurrence of a Material Adverse Effect), or (J) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks and other force majeure events; provided, further, however, that, with respect to clauses (A), (B), (C), (D), (E) and (J), such Effect shall be taken into account in determining whether a Material Adverse Effect has occurred to the extent it has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its Subsidiaries operate; or (ii) that prevents or materially impairs or materially delays, or would reasonably be expected to prevent or materially impair or materially delay, the ability of the Company to consummate the Transactions by the End Date.
“Material Government Contracts” means any Government Contract involving annual payments to the Company or any of its Subsidiaries in excess of $4,000,000.
“Open Source Software” means any software that is licensed as “free software,” “open source software,” or under similar terms or models, including pursuant to any license that is, or is substantially similar to, a license that has been approved by the Open Source Initiative and listed at http://www.opensource.org/licenses.
“Order” means any order, injunction, judgment, directive, determination, decree, writ, award or ruling that is enacted, issued, promulgated, entered or enforced by a Governmental Authority.
“Owned IP” means any Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Parent Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by Parent to the Company.
“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, prevents or materially impairs or materially delays, or would reasonably be expected to prevent or materially impair or materially delay, the ability of Parent or Merger Subsidiary to consummate the Transactions by the End Date.
“Permitted Liens” means (i) Liens disclosed on the Company Balance Sheet or notes thereto or securing liabilities reflected on the Company Balance Sheet or notes thereto, (ii) Liens for Taxes, assessments and similar charges that (A) are not yet due or payable or (B) are being contested in good faith by appropriate legal Proceedings and for which adequate reserves have been established in accordance with GAAP, (iii) mechanic’s, materialman’s, carrier’s, repairer’s and other similar Liens arising or incurred in the ordinary course of business or that are not yet due and payable or are being contested in good faith, (iv) Liens (other than Intellectual Property) incurred in the ordinary course of business since the Company Balance Sheet Date and that would not, individually or in the aggregate, be material to the Company and its Subsidiaries (taken as a whole), (v) any matters of record, non-monetary Liens and other imperfections of title related to real property that do not, individually or in the aggregate, materially and adversely impair the continued use, occupancy and operation of the real property to which they relate in the business of the Company and its Subsidiaries as currently conducted, (vi) any Liens on title affecting a lessor’s (or sublessor’s) interest in any of the Leased Real Property or affecting the interest of a subtenant of Company or its Subsidiaries therein, (vii) zoning, entitlement, building codes and other land use regulations, ordinances or other Applicable Laws imposed by any Governmental Authorities having jurisdiction over the Real Property that, in each case, do not adversely effect in any material respect the current use or value of the Real Property, (viii) any state of facts which an accurate survey of the Real Property would disclose and which, individually or in the aggregate, do not materially and adversely impair the continued use, occupancy and operation of the applicable Real Property, and (ix) non-exclusive licenses and similar non-exclusive rights with respect to Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business.
“Person” means an individual, corporation, general or limited partnership, limited liability company, association, statutory or grantor trust or other entity or organization, including any Governmental Authority.

“Personal Information” means information that can be used to identify, locate, or contact, or that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably be linked, directly or indirectly, with a natural individual or device, alone or when combined with other personal or identifying information, or that is otherwise is otherwise protected by or subject to any Applicable Law related to data privacy, protection, or security.
“Proceeding” means any cause of action, proceeding, claim, charge, complaint, suit, hearing, litigation, audit, arbitration, inquiry or investigation (whether civil, criminal, administrative, judicial or investigative) by or before any Governmental Authority.
“Qualifying Breach Termination” means a termination of this Agreement by the Company pursuant to Section 10.1(f) as a result of Parent’s breach of Section 8.1 or Section 8.2.
“Representatives” means, with respect to any Person, such Person’s directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives.
“Required Information” means (A) (1) the audited consolidated balance sheets and the related consolidated statements of operations, shareholders’ equity and cash flows of the Company for the two (2) most recently completed fiscal years of the Company ended at least seventy-five (75) days prior to the Closing Date, together with all related notes and schedules thereto, and in each case accompanied by the audit reports thereon of Deloitte & Touche LLP, and (2) the unaudited consolidated balance sheets and related consolidated statements of operations, stockholders’ equity and cash flows of the Company for any subsequent fiscal quarter ended at least forty-five (45) days prior to the Closing Date and the portion of the fiscal year through the end of such quarter (other than in each case the fourth (4th) quarter of any fiscal year) and, in each case, for the comparable period of the prior fiscal year, together with all related notes and schedules thereto, in the case of each of clauses (1) and (2) above, prepared in accordance with GAAP and in compliance with Regulation S-X (other than Rules 3-09, 3-10 and 3-16 of Regulation S-X) and which, with respect to clause (2), shall have been reviewed by the independent auditors of the Company as provided in AU 722 and, if reasonably requested by Parent, customary “flash” financial information with respect to a completed fiscal period for which financial statements are not yet available; (B) financial statements and all other financial information reasonably necessary to allow Parent to prepare pro forma financial statements (including for the most recent four (4) fiscal quarter period ended at least forty-five (45) days prior to the Closing Date (or, if the end of the most recently completed four (4) fiscal quarter period is the end of a fiscal year, ended at least seventy-five (75) days prior to the Closing Date)) that give effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of operations) and which are prepared in accordance with GAAP, but which need not be prepared in compliance with Regulation S-X or include adjustments for purchase accounting to the extent not customary in private placements pursuant to Rule 144A promulgated under the Securities Act; (C) financial data, audit reports, business and other information (including a customary “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the Company (and customary due diligence materials with respect to the Company)) regarding the Company of the type that would be required by Regulation S-X (including Rule 3-05 thereof, but excluding Rules 3-09, 3-10 and 3-16 of Regulation S-X) and Regulation S-K (other than Item 402 of Regulation S-K) for a registered public offering of non-convertible debt securities of Parent (including for Parent’s preparation of pro forma financial statements), in each case to the extent the same is of the type and form customarily included in, and subject to other exceptions that are customary for, an offering memorandum for private placements of non-convertible high-yield bonds under Rule 144A promulgated under the Securities Act, or otherwise necessary to receive from the independent auditors of the Company (and any other auditor to the extent financial statements audited or reviewed by such auditor are or would be included in such offering memorandum) customary “comfort” (including “negative assurance” comfort and change period comfort) with respect to the financial information of the Company to be included in such offering memorandum; (D) the consents of auditors for use of their unqualified audit reports in any offering memorandum relating to the Debt Financing or in any offering memorandum for any high-yield bonds being issued as part of or in lieu of all or a portion of the Debt Financing; (E) any replacements or restatements of and supplements to the information specified in items (A) through (D) above if any such information would go stale, contain a material misstatement or omission or otherwise be unusable for such purposes; (F) the authorization letters referred to in Section 8.2(d)(iii)(C); and (G) the draft comfort letters referred to in

Section 8.2(d)(x); provided that the Required Information shall exclude (1) a description of the anticipated Debt Financing or any component thereof, including amounts, interest rates, dividends, fees and expenses related thereto, (2) risk factors relating solely to (x) the anticipated Debt Financing or any component thereof and (y) the Transactions and any component thereof or (3) any post-Closing or pro forma assumed cost savings, synergies or similar adjustments (and the assumptions relating thereto).
“Sanctioned Country” means a country, region, or territory (or government thereof) which is, or since the Applicable Date has been, the subject of country-wide or territory-wide economic sanctions, including, as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic of Ukraine and the so-called Luhansk People’s Republic of Ukraine.
“Sanctioned Person” means any Person that (i) appears on the “List of Specially Designated Nationals and Blocked Persons” maintained by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.K. Sanctions List, the E.U. Consolidated Financial Screening List, or is otherwise the target of any Sanctions, including U.S. Executive Order 14024 issued on April 15, 2021, U.S. Executive Order 13662 issued on March 20, 2014, and any directives or designations issued pursuant thereto or any other relevant sanctions- or export-related restricted party list; (ii) is operating in, organized under the laws of, a national of, ordinarily resident in, located in, or acting on behalf of, a Sanctioned Country; (iii) is a Governmental Authority of Venezuela; or (iv) is directly or indirectly owned 50% or more in the aggregate, or controlled by or acting for or on behalf of one or more Persons described in clauses (i), (ii) and (iii), above.
“Sanctions” means all Applicable Laws relating to economic or financial sanctions or trade embargoes imposed, administered, or enforced by (i) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (ii) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom, the Government of Canada or other relevant sanctions Governmental Authority.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the Securities and Exchange Commission.
“Security Incident” means, including, with respect to any Company IT System, whether actual or suspect, (i) an event, cyber or otherwise, including actions that actually compromise the confidentiality, integrity, or availability of, or result in the unauthorized collection, use, processing, storage, transfer, disclosure, or processing of, or access to any Company IT System or other Trade Secret or confidential information of the Company or any Subsidiary thereof, or (ii) any other cyber or other security incident, cyberattack, breach of security, successful phishing incident, ransomware or malware attack with respect to, any Company IT System or other Trade Secret or confidential information of the Company or any Subsidiary thereof, including any which results in an obligation under Applicable Law to notify such security incident to regulators or consumers.
“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.
“Takeover Laws” means any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” (including Section 203 of the DGCL) or other similar state or federal anti-takeover law.
“Tax” means any and all federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, margin, gross margin, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, abandonment or unclaimed property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax, charge, duty, impost, fee, levy or assessment of any kind whatsoever, in the nature of a tax, imposed by a Governmental Authority, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, supplied or required to be supplied to a Governmental Authority.
“Third Party” means any Person, including as defined in Section 13(d) of the 1934 Act, other than Parent or any of its Affiliates.
“Trade Secrets” of any Person means, collectively, trade secrets as recognized under Applicable Law and other confidential or sensitive information either owned by such Person or owned by a Third Party for which such Person is contractually obligated to maintain in confidence.
(b)   Unless otherwise defined in Section 1.1(a), each of the following terms is defined on the page set forth opposite such term:
Adverse Recommendation Change	A-39
Agreement	A-1
Alternative Acquisition Agreement	A-38
Alternative Financing	A-49
Anti-Corruption Laws	A-20
Bankruptcy and Equity Exception	A-16
Certificates	A-11
Closing	A-11
Closing Date	A-11
Company	A-1
Company Board Recommendation	A-16
Company Director Equity Award Consideration	A-13
Company Director Equity Awards	A-13
Company DSU Award	A-13
Company Enforcement Expenses	A-62
Company Equity Awards	A-14
Company Group	A-64
Company PBU Award	A-14
Company PBU Consideration	A-14
Company Phantom Awards	A-13
Company PSU Award	A-13
Company PSU Consideration	A-13
Company RSU Award	A-13
Company RSU Consideration	A-13
Company SEC Documents	A-18
Company Securities	A-17
Company Software	A-23
Company Stockholder Approval	A-16
Company Stockholder Meeting	A-37
Company Subsidiary Securities	A-18
Company Termination Fee	A-62
Continuation Period	A-45
Continuing Employee	A-45
D&O Insurance	A-44
Debt Commitment Letter	A-32
Debt Financing	A-32
Debt Marketing Materials	A-50
Dissenting Shares	A-12
Effect	A-5
Effective Time	A-11
Electronic Delivery	A-65
e-mail	A-60
End Date	A-58
Equity Commitment Letter	A-32
Equity Financing	A-32
Equity Investor	A-32
Exchange Agent	A-11
Existing Credit Agreement	A-50
Expenses Cap	A-62
Fee Letter	A-32
Financing	A-32
Guarantee	A-1
Guarantor	A-1
Indemnified Person	A-43
Insurance Policies	A-30
Intervening Event Notice Period	A-41
Labor Agreement	A-26
Leased Real Property	A-21
Lenders	A-32
Material Contract	A-29
Maximum Premium	A-44
Merger	A-11
Merger Consideration	A-11
Merger Subsidiary	A-1
Multiemployer Plan	A-25

OFAC	A-8
Owned Real Property	A-20
Parent	A-1
Parent Enforcement Expenses	A-62
Parent Group	A-63
Parent Termination Fee	A-62
PBGC	A-25
Prime Rate	A-62
Proxy Statement	A-19
Real Property	A-21
Real Property Lease	A-21
Reimbursement Obligations	A-53
Required Amounts	A-33
Required Regulatory Approvals	A-57
Significant Subsidiary	A-18
Solvent	A-33
Sponsor	A-32
Superior Proposal Notice Period	A-40
Support Agreement	A-1
Surviving Corporation	A-11
Surviving Corporation Plans	A-45
Title IV Plan	A-25
Trade Controls	A-20
Transaction Litigation	A-56
Transactions	A-1
Uncertificated Shares	A-12
WARN Act	A-27
Willful Breach	A-59

Section 1.2   Other Definitional and Interpretative Provisions.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law and rules and regulations promulgated under such statute or law. With respect to an action taken or not taken by any Person, “ordinary course” means an action or inaction that is in the ordinary course of business consistent with past practices of such Person. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” The phrases “delivered” or “made available,” when used in this Agreement, shall mean that the information shall have been (i) posted in the virtual data room titled “Project Verde” established by the Company or its Representatives at least one (1) Business Day prior to the date hereof, and remained accessible to Parent and its Representatives at all times through the Closing, or (ii) filed or furnished by the Company with the SEC and publicly available. Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive. References to any period of days shall be deemed to be the relevant number of calendar days, unless otherwise specified.

ARTICLE 2
The Merger
Section 2.1   The Merger.
(a)   On the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Subsidiary shall be merged (the “Merger”) with and into the Company in accordance with the DGCL, whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall survive in the Merger as the surviving corporation (the “Surviving Corporation”) as a wholly owned subsidiary of Parent. The Merger shall have the effects specified in this Agreement and the applicable provisions DGCL, and at the Effective Time all (i) of the property, rights, privileges, powers and franchises of the Company and Merger Subsidiary will vest in the Surviving Corporation and (ii) debts, liabilities and duties of the Company and Merger Subsidiary will become the debts, liabilities and duties of the Surviving Corporation.
(b)   Subject to the provisions of ARTICLE 9, the closing of the Merger (the “Closing”) shall take place via the electronic exchange of documents and signature pages on the third (3rd) Business Day after the date the conditions set forth in ARTICLE 9 (other than conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place, at such other time or on such other date as Parent and the Company may mutually agree in writing; provided that, subject to the satisfaction or waiver of the conditions set forth in ARTICLE 9 as described above, the Closing shall not occur until the earlier of (i) any day before or during the Marketing Period specified by Parent on no fewer than three (3) Business Days’ notice to the Company (unless a shorter period shall be agreed to by Parent and the Company) and (ii) the third (3rd) Business Day following the final day of the Marketing Period. The date on which the Closing actually occurs is referred to as, the “Closing Date”.
(c)   At the Closing, the Company shall file a certificate of merger with the Secretary of State of the State of Delaware and make all other filings required by the DGCL in connection with the Merger. The Merger shall become effective at the time the certificate of merger is duly filed with and accepted by, the Secretary of State of the State of Delaware or such later date and time as may be agreed to by the parties and specified in the certificate of merger (the “Effective Time”).
Section 2.2   Conversion of Shares.   At the Effective Time, as a result of the Merger and without any further action on the part of Parent, Merger Subsidiary or the Company or the holder of any capital stock of the Company (unless otherwise specified herein):
(a)   Except as otherwise provided in Section 2.2(b) or Section 2.4, each share of Company Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive $170.00 in cash, without interest (the “Merger Consideration”). As of the Effective Time, all such shares of Company Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 2.3, without interest.
(b)   Each share of Company Stock held by the Company as treasury stock or owned by any Subsidiary of the Company or by Parent or any Subsidiary of Parent immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto.
(c)   Each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.
Section 2.3   Surrender and Payment.
(a)   Prior to the Effective Time, Parent shall appoint an exchange agent (which exchange agent is reasonably acceptable to the Company) (the “Exchange Agent”), for the purpose of exchanging for the Merger Consideration (i) certificates representing shares of Company Stock (the “Certificates”) or

(ii) uncertificated shares of Company Stock (the “Uncertificated Shares”). At or prior to the Effective Time, Parent shall deposit with the Exchange Agent the aggregate Merger Consideration to be paid in respect of the Company Stock. Promptly after the Effective Time (but not later than two (2) Business Days thereafter), the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) send, or cause the Exchange Agent to send, to each holder of shares of Company Stock at the Effective Time a letter of transmittal and instructions (which shall be in a form reasonably acceptable to Parent and the Company and shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates (or any posting of bond and effective affidavits of loss in lieu thereof) or Uncertificated Shares to the Exchange Agent) for use in such exchange.
(b)   Each holder of shares of Company Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Exchange Agent of a Certificate, together with a properly completed and duly executed letter of transmittal, or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of the Company Stock represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration.
(c)   Payment of the Merger Consideration with respect to Uncertificated Shares shall only be made to the Persons in whose name such Uncertificated Shares are registered in the stock transfer records of the Company. If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.
(d)   After the Effective Time, there shall be no further transfers or registration of transfers of shares of Company Stock. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Exchange Agent (in which case the Exchange Agent will notify the Surviving Corporation thereof), they shall be automatically canceled and exchanged for the Merger Consideration in accordance with the procedures set forth, in this ARTICLE 2.
(e)   Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.3(a) that remains unclaimed by the holders of shares of Company Stock twelve (12) months after the Effective Time shall be returned to Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Company Stock for the Merger Consideration in accordance with this Section 2.3 prior to that time shall thereafter look only to Surviving Corporation for payment of the Merger Consideration in respect of such shares without any interest thereon. Notwithstanding the foregoing, none of Parent, Merger Subsidiary, the Surviving Corporation or any of their respective Affiliates shall be liable to any holder of shares of Company Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar Applicable Laws. To the extent permitted by Applicable Law, any amounts remaining unclaimed by such holders of Company Stock two (2) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any Governmental Authority, shall become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.
Section 2.4   Dissenting Shares.
(a)   Notwithstanding anything to the contrary contained in this Agreement, shares of Company Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL (any such shares being referred to as “Dissenting Shares” until such time as such holder effectively withdraws or fails to perfect or otherwise loses such holder’s appraisal rights under Section 262 of the DGCL with respect to such shares) shall not be converted into or represent the right to receive Merger Consideration in accordance herewith, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares, unless and until such Person fails to comply with the provisions of Section 262 of the DGCL or otherwise loses such Person’s rights under Section 262 of the DGCL. At the Effective Time, Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Dissenting Shares shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL.
(b)   If any holder of Dissenting Shares fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or loses such right, or any Dissenting Shares shall lose their status as such (through failure to perfect appraisal rights under Section 262 of the DGCL or otherwise), then, such shares shall be deemed to have been converted as of the Effective Time into the Merger Consideration and shall represent only the right to receive the Merger Consideration in accordance herewith, without interest thereon, and shall not thereafter be Dissenting Shares.
(c)   The Company shall give Parent: (i) prompt notice of (A) any demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL and (B) any withdrawal or attempted withdrawal of any such demand; and (ii) the opportunity to direct all negotiations and proceedings with respect to any such demand, notice or instrument. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent or as otherwise required by an Order, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demand, or agree to do any of the foregoing.
Section 2.5   Treatment of Equity Awards and Performance-Based Units.
(a)   Service-Based Restricted Stock Units.   At the Effective Time, each then outstanding award of service-based restricted stock units of the Company (each, a “Company RSU Award”) under any Employee Plan, whether or not vested, and whether settleable in shares of Company Stock or cash, shall, in accordance with such Employee Plan and without any required action on the part of Parent, the Company or the holder thereof, be canceled, and the Company shall pay each such holder at or promptly after the Effective Time an amount in cash equal to (i) the Merger Consideration per share of Company Stock multiplied by (ii) the number of shares of Company Stock subject to such Company RSU Award (the “Company RSU Consideration”), less any required withholding Taxes under Applicable Law.
(b)   Performance-Based Stock Units.   At the Effective Time, each then outstanding award of performance share units of the Company (each, a “Company PSU Award”) under any Employee Plan, whether or not vested, and whether settleable in shares of Company Stock or cash, shall, in accordance with such Employee Plan and without any required action on the part of Parent, the Company or the holder thereof, be canceled, and the Company shall pay each such holder at or promptly after the Effective Time an amount in cash equal to (i) the Merger Consideration per share of Company Stock multiplied by (ii) the target number of performance share units subject to such Company PSU Award (the “Company PSU Consideration”), less any required withholding Taxes under Applicable Law.
(c)   Director Equity Awards.   At the Effective Time, each outstanding award (i) of deferred stock units of the Company (each, a “Company DSU Award”) and (ii) phantom stock units of the Company (“Company Phantom Awards” and, together with the Company DSU Awards, the “Company Director Equity Awards”), in each case, granted to a non-employee member of the Board of Directors of the Company under any Employee Plan, whether settleable in shares of Company Stock or cash, shall, in accordance with such Employee Plan and without any required action on the part of Parent, the Company or the holder thereof, be canceled, and the Company shall pay each such holder at or promptly after the Effective Time (or such later time as would not result in the imposition of Tax under Section 409A of the Code) for each such Company Director Equity Award an amount in cash equal to (i) the Merger Consideration per share of Company Stock multiplied by (ii) the number of shares of Company Stock subject to such Company Director Equity Award, together with any cash dividends accrued (the “Company Director Equity Award Consideration”), less any required withholding Taxes under Applicable Law. For purposes of this Agreement, each of the Company Director Equity

Awards, the Company RSU Awards and the Company PSU Awards shall be referred to collectively herein as the “Company Equity Awards”.
(d)   Performance-Based Cash Units.   At the Effective Time, each then outstanding award of performance-based units of the Company (each, a “Company PBU Award”) under any Employee Plan, whether or not vested, shall, in accordance with such Employee Plan and without any required action on the part of Parent, the Company or the holder thereof, be canceled, and the Company shall pay each such holder at or promptly after the Effective Time an amount in cash equal to $1.00 multiplied by the target number of performance-based units subject to such Company PBU Award (the “Company PBU Consideration”), less any required withholding Taxes under Applicable Law.
(e)   Termination at the Effective Time.   As of the Effective Time, the Company Equity Plan shall terminate and no holder of Company Equity Awards shall have any rights to acquire, or other rights in respect of, the capital stock of the Company, the Surviving Corporation or any of their Subsidiaries, except the rights contemplated by this Section 2.5.
(f)   Further Actions.   The Board of Directors of the Company (or, if appropriate, any committee thereof administering the Company Equity Plan) shall take such actions as are necessary or appropriate to approve and effectuate the foregoing provisions of this Section 2.5, including making any determinations and/or resolutions of the Board of Directors of the Company or a committee thereof or any administrator of the Company Equity Plan as may be necessary.
Section 2.6   Adjustments.   If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, but excluding any change that results from any exercise, vesting or settlement of Company Equity Awards outstanding as of the date hereof, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to provide the holders of shares of capital stock or other securities the same economic effect as contemplated by this Agreement prior to such event. For the avoidance of doubt, to the extent any adjustments may be required pursuant to this Section 2.6 with respect to Company Equity Awards, such adjustments will be made in a manner consistent with the relevant adjustment provisions of the Company Equity Plan.
Section 2.7   Equity Awards Consideration; Withholding Rights.   Parent shall cause the Surviving Corporation to pay through the payroll system of the Surviving Corporation (to the extent applicable) to each holder of a Company RSU Award, Company PSU Award, Company Director Equity Award, and Company PBU Award, such holder’s applicable Company RSU Consideration, Company PSU Consideration, Company Director Equity Award Consideration, and Company PBU Consideration, respectively, less any required withholding Taxes under Applicable Law and without interest, within five (5) Business Days following the Effective Time. Notwithstanding any provision contained herein to the contrary, each of the Exchange Agent, the Company, the Surviving Corporation and Parent (and any Affiliates and designees of the foregoing) shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld and timely paid over to the appropriate Governmental Authority by the Exchange Agent, the Company, the Surviving Corporation or Parent, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom the Exchange Agent, the Company, the Surviving Corporation or Parent, as the case may be, made such deduction and withholding.
Section 2.8   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will, subject to Section 2.4, issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Stock represented by such Certificate, as contemplated by this ARTICLE 2.

ARTICLE 3
The Surviving Corporation
Section 3.1   Certificate of Incorporation.   Subject to Section 7.3(b), the certificate of incorporation of the Company shall, by virtue of the Merger, be amended at the Effective Time in its entirety to read as the certificate of incorporation of Merger Subsidiary in effect immediately prior to the Effective Time, except that Article One thereof shall provide that the name of the Surviving Corporation shall be “Veritiv Corporation”. Such certificate of incorporation, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with Applicable Law and such certificate of incorporation.
Section 3.2   Bylaws.   At the Effective Time, the bylaws of Merger Subsidiary in effect as of immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with Applicable Law, the certificate of incorporation and such bylaws.
Section 3.3   Directors and Officers.   The parties shall take all requisite actions so that, from and after the Effective Time, until successors are duly elected or appointed and qualified or until their earlier, death, resignation or removal in accordance with Applicable Law, the certificate of incorporation and the bylaws of the Surviving Corporation, (i) the directors of Merger Subsidiary immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case of clauses (i) and (ii), until their respective successors are duly elected or appointed and qualified.
ARTICLE 4
Representations and Warranties of the Company
Except as set forth in (i) any Company SEC Document filed before the date hereof (but excluding any risk factor disclosures solely contained under the heading “Risk Factors” (other than any factual and/or historical information contained therein) and any disclosure of risks explicitly included in any “forward-looking statements” disclaimer that are of a nature that they speculate about future developments), provided that in no event shall any disclosure in any Company SEC Document apply to or qualify any representation or warranty contained in Section 4.5(a) or Section 4.5(b), or (ii) the Company Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein, provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement (other than Section 4.5(a) or Section 4.5(b)) to the extent that the relevance of such disclosure to such other sections is reasonably apparent on its face), the Company hereby represents and warrants to Parent and Merger Subsidiary as follows:
Section 4.1   Corporate Existence and Power.   The Company is a corporation duly incorporated, validly existing and in good standing under all Applicable Laws of the State of Delaware and has all corporate powers, legal right and governmental licenses, authorizations, permits, consents and approvals required to own, lease and operate its assets and properties and carry on its business as they are now being owned, operated or conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is duly qualified to do business as a foreign corporation in good standing under all Applicable Laws in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.2   Corporate Authorization.
(a)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions are within the Company’s corporate powers and, except for the Company Stockholder Approval (as defined below), have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Company Stock is the only vote of the holders of the Company’s capital stock necessary to approve and adopt this Agreement and consummate the transactions contemplated hereby, including the Merger (the “Company Stockholder Approval”). This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity (the “Bankruptcy and Equity Exception”).
(b)   At a meeting duly called and held, the Board of Directors of the Company has unanimously (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions; (iii) declared advisable this Agreement and the Transactions; (iv) approved the execution and delivery of the Support Agreement by the parties thereto (and the consummation of the transactions contemplated thereby), including for purposes of the Confidentiality Agreement; (v) resolved to recommend that the Company’s stockholders vote to approve and adopt this Agreement and the transactions contemplated hereby, including the Merger (such recommendation, the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date of this Agreement; and (vi) directed that this Agreement be submitted to the Company’s stockholders for their adoption.
(c)   True and complete copies of the Company’s certificate of incorporation and bylaws, in each case as in effect on the date of this Agreement, are included in the Company SEC Documents.
Section 4.3   Governmental Authorization.   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions require no action by or in respect of, or filing with, any Governmental Authority other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware, (ii) compliance with any applicable requirements of the HSR Act, the Required Regulatory Approvals and other Antitrust Laws, (iii) compliance with any applicable requirements of the 1934 Act, and any other applicable state or federal securities laws and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.4   Non-contravention.   The execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or similar organizational documents of any of the Company’s Subsidiaries, (ii) assuming compliance with the matters referred to in Section 4.3, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 4.3, require any notice, consent, payment or other action by any Person under, constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any Material Contract binding upon the Company or any of its Subsidiaries or (iv) result in the creation or imposition of any Lien (other than a Permitted Lien) on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.5   Capitalization.
(a)   The authorized capital stock of the Company consists of 100,000,000 shares of Company Stock and 10,000,000 shares of preferred stock, par value $0.01 per share. As of August 1, 2023, there were no outstanding shares of preferred stock of the Company and 13,551,081 outstanding shares of Company Stock (which excludes the shares of Company Stock reserved for issuance upon the settlement of Company Equity Awards). All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to the Company Equity Plan will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable, and not issued in violation of any United States federal or state securities Applicable Laws or any foreign securities Applicable Laws, the organizational documents of the Company or any of its Subsidiaries, or any preemptive rights, rights of first refusal or similar rights.

(b)   As of the date hereof, the Company has reserved 986,269 shares of Company Stock for issuance pursuant to the Company Equity Plan. As of the date hereof, there were outstanding (i) Company RSU Awards with respect to 275,851 shares of Company Stock, (ii) Company PSU Awards with respect to 140,518 shares of Company Stock (assuming achievement of all applicable performance goals at target-level performance), (iii) Company DSU Awards with respect to 26,091 shares of Company Stock, (iv) Company Phantom Awards with respect to 149,272 shares of Company Stock and (v) Company PBU Awards with respect to 6,613,892 performance-based units (assuming achievement of all applicable performance goals at target-level performance).
(c)   Except as set forth in this Section 4.5 and for changes since August 6, 2023 resulting from the settlement of the Company Equity Awards, in each case outstanding on such date, there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, (iii) warrants, calls, options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company, or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of or voting security of the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire (other than pursuant to Company Equity Awards) any of the Company Securities. The Company has no accrued and unpaid dividends with respect to any outstanding shares of Company Stock or Company Equity Awards.
(d)   Section 4.5(d) of the Company Disclosure Schedule lists each outstanding Company Equity Award as of August 6, 2023, whether or not granted under the Company Equity Plan, including (i) the name or employee identification number of the holder of such Company Equity Award, (ii) the number of shares of Company Stock subject to such outstanding Company Equity Award, (iii) if applicable, the exercise price, strike price or similar pricing of such Company Equity Award, (iv) the date on which such Company Equity Award was granted or issued, (v) the applicable vesting schedule of such Company Equity Award, and (vi) the extent to which such Company Equity Award is vested and exercisable as of such date.
(e)   Other than (i) as set forth in the certificate of incorporation or bylaws of the Company or similar organizational documents of the Company’s Significant Subsidiaries or (ii) the Support Agreement, there are no voting trusts, voting proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting or registration of the Company Stock or any other equity interest of the Company or any of its Subsidiaries.
Section 4.6   Subsidiaries.
(a)   Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under all Applicable Laws of its jurisdiction of organization, has all organizational powers, legal right and governmental licenses, authorizations, permits, consents and approvals required to own, lease and operate its assets and properties and carry on its business as they are now being owned, operated or conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such Subsidiary is duly qualified to do business as a foreign entity in good standing under all Applicable Laws in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   All of the outstanding capital stock of or other voting securities of, or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Lien, other than restrictions on transfer under such Subsidiary’s organizational documents or under applicable security law, and is duly authorized, validly issued, fully paid and nonassessable, and not issued in violation of United States federal or state securities Applicable Laws or any foreign securities

Applicable Laws, the organizational documents of such Subsidiary, or any preemptive rights, rights of first refusal or similar rights. As of the date hereof, there are no issued, reserved for issuance, outstanding or obligation to issue (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (iii) bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into, exercisable for or exchangeable for securities having the right to vote) with holders of equity of the Company or any of its Subsidiaries or (iv) restricted shares, restricted share units, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities. The Company has not issued any outstanding bonds, notes, debentures or other obligations, the holders of which generally have the right to vote on any matters submitted to the holders of such Company Subsidiary Securities.
(c)   Section 4.6(c) of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or organization (as applicable) and entity form of each Subsidiary of the Company. The Company does not (i) own or hold the right to acquire any equity securities, ownership interests or voting interests (including voting debt) of, or securities exchangeable or exercisable therefor, or investments in, any other Person or (ii) have any obligation to make any investment or capital contribution in any other Person.
(d)   True and complete copies of each of the certificate of incorporation, bylaws or similar governing and organizational documents of each of the Company’s Subsidiaries that would be a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC) (each, a “Significant Subsidiary”), in each case as in effect on the date of this Agreement, are included in the Company SEC Documents or have otherwise been provided to Parent.
Section 4.7   SEC Filings and the Sarbanes-Oxley Act.
(a)   The Company has filed with or furnished to the SEC, on a timely basis, all reports, schedules, forms, statements, prospectuses, registration statements, certifications and other documents required to be filed or furnished by the Company, including pursuant to the 1933 Act, the 1934 Act or the Sarbanes-Oxley Act, since the Applicable Date (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”).
(b)   As of its filing date or on the date on which it was furnished (or, if amended, as of the date of such amendment), each Company SEC Document complied as to form in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be.
(c)   As of its filing date or on the date on which it was furnished (or, if amended, as of the date of such amendment), each Company SEC Document filed pursuant to the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not materially misleading.
(d)   The Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The management of the Company has complied in all material respects with Rule 13a-15 or 15d-15 under the 1934 Act, and designed, and maintained at all times since the Applicable Date, disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated Subsidiaries, is recorded, processed and made known on a timely basis to the management of the Company and any other individuals responsible for the preparation of the Company’s filings with the SEC.
Section 4.8   Financial Statements.   The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company SEC Documents (including the related notes and schedules) fairly present in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal and recurring year-end audit adjustments and the absence of immaterial footnotes in the case of any unaudited interim financial statements). There are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.
Section 4.9   Disclosure Documents.   The proxy statement of the Company to be filed with the SEC in connection with the Merger (the “Proxy Statement”) will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act. At the time the Proxy Statement and any amendments or supplements thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, the Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.9 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by Parent, Merger Subsidiary or any of their respective Representatives specifically for use or incorporation by reference therein. Since the Company Balance Sheet Date through the date of this Agreement, neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (A) any significant deficiency or material weakness in the design, maintenance or operation of internal control over financial reporting, which (x) would adversely affect the Company’s ability to record, process, summarize and report financial data and (y) has not been subsequently remediated; or (B) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company or any of its Subsidiaries.
Section 4.10   Absence of Certain Changes.   Since the Company Balance Sheet Date, (a) the business of the Company and its Subsidiaries has been conducted in the ordinary course of business in all material respects; (b) none of the Company or its Subsidiaries has undertaken any action that, if taken after the date of this Agreement, would require Parent’s consent pursuant to Section 6.1(b)(i), Section 6.1(b)(ii), Section 6.1(b)(iv), Section 6.1(b)(v), Section 6.1(b)(vi), Section 6.1(b)(vii), Section 6.1(b)(xi), Section 6.1(b)(xii), Section 6.1(b)(xvi) and Section 6.1(b)(xx) and (c) there has not been any Effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Set forth on Section 4.10 of the Company Disclosure Schedule is the aggregate amount of Funded Indebtedness as of August 4, 2023 or such earlier date as set forth therein.
Section 4.11   No Undisclosed Material Liabilities.   There are no liabilities or obligations of the Company or any of its Subsidiaries that would be required by GAAP to be reflected or reserved against on a consolidated balance sheet of the Company (or disclosed in the notes thereto) and its Subsidiaries, other than: (i) liabilities or obligations disclosed and reserved against in the Company Balance Sheet or in the notes thereto; (ii) liabilities or obligations incurred in the ordinary course of business since the Company Balance Sheet Date (none of which is a liability or obligation resulting from noncompliance with any Applicable Law, breach of contract, breach of warranty, tort, infringement, misappropriation, dilution or a Proceeding); (iii) liabilities or obligations incurred in connection with the Transactions; and (iv) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” within the meaning of Item 303 of Regulation S-K promulgated under the 1933 Act.

Section 4.12   Compliance with Laws and Court Orders.
(a)   The Company and each of its Subsidiaries is, and since the Applicable Date has been, in compliance with all Applicable Laws, and to the Knowledge of the Company is not under investigation by any Governmental Authority with respect to and has not been threatened to be charged with or given notice of any violation of, any Applicable Law, except for failures to comply or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, in the past five (5) years, neither the Company nor any of its Subsidiaries, nor any director, officer, or employee, nor, to the Knowledge of the Company, any agent or other representative of the Company or any of its Subsidiaries has (i) taken any action, directly or indirectly, that would result in a violation by the Company or any of its Subsidiaries of the U.S. Foreign Corrupt Practices Act of 1977, the Anti-Kickback Act of 1986, the U.K. Bribery Act of 2010, or any other anti-bribery, anti-corruption, or anti-money laundering Applicable Law (collectively, “Anti-Corruption Laws”), (ii) used any funds of the Company for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or, in connection with the business of the Company or any of its Subsidiaries, (iii) given, offered, promised or authorized the giving of money or anything of value, to any Government Official, for the purpose of (A) influencing an act or decision of such Government Official or improperly inducing such Government Official to use his or her influence or position to affect any act or decision of a Governmental Authority, (B) obtaining an improper business advantage, or (C) obtaining or retaining business.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, in the past five (5) years, neither the Company nor any of its Subsidiaries, nor any of their respective directors or officers, nor, to the Knowledge of the Company, any employee, agent or other representative of the Company or any of its Subsidiaries, (i) has been a Sanctioned Person; (ii) has, in connection with the business of the Company or any of its Subsidiaries, engaged in or otherwise participated in, or assisted or facilitated any direct or indirect dealing or transaction with, or for the benefit of, a Sanctioned Person or in a Sanctioned Country, in each case in violation of Applicable Laws; or (iii) has otherwise violated applicable Sanctions or Applicable Laws relating to export, reexport, transfer, or import controls, or U.S. antiboycott requirements (collectively, “Trade Controls”) in connection with the business of the Company or any of its Subsidiaries.
(d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, in the past five (5) years, neither the Company nor any of its Subsidiaries have received from any Governmental Authority or any other Person any written notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Authority; or conducted any internal investigation or audit in each case concerning any actual or potential violation or wrongdoing in each case, related to Trade Controls or Anti-Corruption Laws.
Section 4.13   Litigation.   There is no Proceeding pending against, or, to the Knowledge of the Company, threatened against or affecting, the Company or any of its Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is subject to any Order that would prevent or materially delay the consummation of the Transactions or materially impair the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.
Section 4.14   Properties.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have good title to, or valid leasehold interests in, all property and assets reflected on the Company Balance Sheet or acquired after the Company Balance Sheet Date, except for properties and assets that have been disposed of since the Company Balance Sheet Date in the ordinary course of business, free and clear of all Liens other than Permitted Liens.
(b)   As of the date hereof, Section 4.14(b) of the Company Disclosure Schedule sets forth a true and complete list of (i) all real property owned by the Company or any of its Subsidiaries (the “Owned

Real Property”), and (ii) all material real property leased by or for the benefit of the Company or any of its Subsidiaries (the “Leased Real Property” and together with the Owned Real Property, the “Real Property”). The Company has delivered or made available to Parent copies of (i) all material Contracts and all material amendments and modifications thereof that are in the possession of the Company with respect to the Owned Real Property, and (ii) all material leases or subleases, and all material amendments and modifications thereof, with respect to the Leased Real Property (each, a “Real Property Lease”).
(c)   The Owned Real Property is the only real property owned by the Company or a Subsidiary thereof and used in connection with the business of the Company and its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Company or a Subsidiary thereof has good, marketable and insurable fee simple title to the parcel of Owned Real Property owned by the Company or such Subsidiary, free and clear of all Liens except for Permitted Liens, (ii) the interest of the Company or applicable Subsidiary thereof in the Owned Real Property has not been conveyed, leased, pledged, or otherwise transferred or encumbered, whether in whole or in part, (iii) neither the Company nor any Subsidiary thereof is a lessor, sublessor or grantor under any lease, sublease, consent, license or other instrument granting to another Person any right to the possession, use, occupancy or enjoyment of the Owned Real Property, and (iv) no Person, other than the Company or a Subsidiary thereof, has any right, option, right of first refusal or any other Contract, whether oral or written, with respect to the purchase, assignment or transfer of all or any portion of the Owned Real Property.
(d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Real Property Lease is valid and in full force and effect (subject to the Bankruptcy and Equity Exception), (ii) neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge any other party to a Real Property Lease, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a material default under the provisions of such Real Property Lease, and neither the Company nor any of its Subsidiaries has received or given notice that it has materially breached, violated or defaulted under any Real Property Lease, and (iii) there is no option to purchase, right of first refusal, right of first offer or other Contract granting the Company or its Subsidiaries or, to the Company’s Knowledge, any other Person, any right to acquire, sublease or use the Leased Real Property.
(e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has not received any written notice that all or any portion of Real Property is subject to any Order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Authority with or without payment of compensation therefor.
(f)   Except for any Permitted Liens or as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) there are no Liens (other than Permitted Liens) that prevent the Company or any of its Subsidiaries from using, occupying or operating any Real Property for its current use, occupancy, or operation, (ii) all structures and other buildings on the Real Property are in operating condition and none of such structures or buildings is in need of maintenance or repairs except for ordinary, routine maintenance and repairs, and except for ordinary wear and tear, (iii) no construction (excluding routine maintenance and repair work) is currently being performed or is anticipated to be performed on the Real Property, (iv) the Real Property has adequate access to public roads, and (v) all utilities necessary to serve the Real Property and the business of the Company and its Subsidiaries as conducted as of the date of this Agreement are properly installed, available to and connected with the Real Property in sufficient quantities.
Section 4.15   Intellectual Property and Data Privacy and Security Requirements.
(a)   Section 4.15(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all registrations or applications issued by or with any Governmental Authority or domain name registrar that are Owned IP, specifying as to each item, as applicable, the title, owner, jurisdiction, and issuance, registration or application numbers and dates. All right, title, and interest in and to the Owned IP is exclusively owned by the Company or a Subsidiary thereof, free and clear of all Liens other than

Permitted Liens. To the Knowledge of the Company, all Owned IP is subsisting, valid, and enforceable, except as would not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) since the Applicable Date, the conduct of the businesses of the Company and each of its Subsidiaries has not infringed, misappropriated, or otherwise violated and is not currently infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person, (ii) the Company and each of its Subsidiaries owns or has sufficient rights to all Intellectual Property used in or necessary for the conduct of its business as currently conducted, and (iii) to the Knowledge of the Company, no Third Party has since the Applicable Date infringed, misappropriated or otherwise violated or is currently infringing upon, violating, or misappropriating any Intellectual Property owned by Company or its Subsidiaries.
(c)   There is not, and since the Applicable Date there has not been, any Proceeding pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries alleging that the Company or any of its Subsidiaries infringed, misappropriated, or otherwise violated the Intellectual Property of any Third Party, or otherwise challenging the ownership, validity, or enforceability of, any Owned IP, in each case except for such Proceedings that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There is not, and since the Applicable Date there has not been, any pending Proceeding brought by the Company or any of its Subsidiaries alleging, nor has the Company or any of its Subsidiaries alleged in writing to a Third Party, that any Person infringed, misappropriated, or otherwise violated any Owned IP, or otherwise challenging the ownership, validity, or enforceability of any Intellectual Property of any Person.
(d)   All Intellectual Property developed within the scope of employment by an employee of the Company or its Subsidiaries that is material to the current business of the Company and its Subsidiaries is Owned IP. All Intellectual Property that is both (1) material to the current business of the Company and its Subsidiaries and (2) Owned IP: (i) was developed by the Company or its Subsidiaries’ employees (A) working within the scope of their employment, constituting a work for hire at the time of such development or (B) who assigned such Intellectual Property to the Company or the applicable Subsidiary thereof pursuant to a valid and enforceable written Contract including a present grant of assignment of such Intellectual Property; (ii) was developed by independent contractors or other Third Parties (A) who have executed a valid and enforceable written Contract of assignment that has conveyed to the Company or the applicable Subsidiary thereof ownership of all of his, her, its, or their rights, title, and interest in and to such Intellectual Property, or (B) where ownership to such Intellectual Property vested in the Company or the applicable Subsidiary thereof by operation of law; or (iii) was otherwise acquired by the Company or its Subsidiaries pursuant to a valid, written Contract from a Third Party. The Company and its Subsidiaries have taken reasonable steps under the circumstances to protect, preserve and maintain the Owned IP and any other Trade Secrets of the Company or any of its Subsidiaries. To the Knowledge of the Company, no Owned IP that is a Trade Secret has been disclosed or authorized to be disclosed to any Person, other than in the ordinary course of business pursuant to a written confidentiality and non-disclosure Contract, in each case except for such disclosure that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Knowledge of the Company, no Person is in breach of any Contract referenced in this Section 4.15(d).
(e)   Since the Applicable Date, to the Knowledge of the Company, there has been no malfunction, failure, continued substandard performance, denial-of-service, or other impairment of the Company IT Systems or any Security Incident, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries have taken commercially reasonable efforts to safeguard the confidentiality, availability, security, and integrity of the Company IT Systems and have implemented, maintained, and tested commercially reasonable disaster recovery procedures, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(f)   No Person other than the Company, its Subsidiaries, or the Company or its Subsidiaries’ respective software development independent contractors (who are subject to reasonable confidentiality and non-disclosure restrictions and whose rights and access are solely for the development, support or maintenance of software for the Company or its Subsidiaries) is or has been in possession of or had access to, or has been granted or agreed to be granted any license or other right with respect to, any source code for any software owned or purported to be owned by the Company or any of its Subsidiaries (the “Company Software”). The Company and its Subsidiaries have taken no action (and no action has been taken on their behalf) that (i) requires or has required any of them to (A) disclose or make available to any Person the source code of any Company Software, or (B) grants any rights or immunities under any Owned IP, including with respect to the use of any Company Software, or (ii) limits or has limited any ability to charge license fees or otherwise seek compensation in connection with the marketing, licensing, distribution, or making available of any Company Software, in all cases as a result of including in, incorporating or embedding into, linking, combining or distributing with such Company Software any Open Source Software. To the Knowledge of the Company, the Company and its Subsidiaries are, and since the Applicable Date have been, in compliance with all licenses governing any Open Source Software used by any of them, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g)   Since the Applicable Date, the Company and each of its Subsidiaries have complied with all applicable Data Privacy and Security Requirements, including the collection, use, processing, storage, transfer, disclosure, security of, and access to, Personal Information in the conduct of the Company’s and its Subsidiaries’ businesses, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since the Applicable Date, to the Knowledge of the Company, the Company and its Subsidiaries have not received any written notice of any Proceeding (or threat thereof) or complaint by any Governmental Authority or other Person concerning the Company’s or any of its Subsidiaries’ collection, use, processing, storage, transfer, disclosure, protection of, or access to, Personal Information or actual, alleged, or suspected violation of any Data Privacy and Security Requirement, including concerning privacy, data security, or data breach notification, and to the Knowledge of Company, there are no facts or circumstances that would reasonably be expected to give rise to any such Proceedings, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has been required to notify any Person of any Security Incident. The consummation of the Transactions do not and will not violate or breach any Data Privacy and Security Requirement, except for such violations or breaches that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 4.16   Taxes.
(a)   All income and other material Tax Returns required by Applicable Law to be filed with any Governmental Authority by, or on behalf of, the Company or its Subsidiaries have been filed when due (including extensions) in accordance with all Applicable Law, and all such material Tax Returns are, or shall be at the time of filing, true, correct and complete in all material respects.
(b)   The Company and each of its Subsidiaries has paid (or has had paid on its behalf) to the appropriate Governmental Authority all income and other material Taxes due and payable, or, where payment is not yet due, has established in accordance with GAAP an adequate accrual for all material Taxes through the end of the last period for which the Company and its Subsidiaries ordinarily record items on their respective books.
(c)   There are no Liens for Taxes upon any property or assets of the Company or any of its Subsidiaries except for Permitted Liens described in clause (ii) of the definition thereof.
(d)   No claim has been made since the Applicable Date by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file material Tax Returns that it is or may be subject to a material Tax by that jurisdiction or required to file material Tax Returns in that jurisdiction.
(e)   The Company and each of its Subsidiaries is not and has never been a member of an affiliated group within the meaning of Section 1504(a) of the Code with which it has filed (or been required to file) consolidated, combined, unitary or similar Tax Returns (other than a group which the Company is the parent of). The Company and each of its Subsidiaries has no liability for the Taxes of any Person (other than the Company or its Subsidiaries) under Section 1.1502-6 of the “Treasury Regulations” (or any similar provision of state, local or foreign law), as a transferee or successor, by Contract or operation of law.
(f)   There is no Proceeding now pending or, to the Company’s Knowledge, threatened in writing against or with respect to the Company or its Subsidiaries in respect of any material Tax, other than any audits with respect to which the Company or a Subsidiary has paid or accrued, in accordance with GAAP, any material Taxes associated with such audits. No deficiency for any material amount of Taxes has been proposed or asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unpaid or unresolved in whole or in part.
(g)   During the two-year period ending on the date hereof, neither the Company nor any of its Subsidiaries was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.
(h)   The Company and each of its Subsidiaries has properly withheld, and paid over to the appropriate Governmental Authority, all material Taxes that it was required to withhold from any payment to any employee, independent contractor, creditor, stockholder, vendor or other Person.
(i)   The U.S. federal income tax classification of the Company and each of its Significant Subsidiaries is set forth on Section 4.16(i) of the Company Disclosure Schedule, and no election is outstanding to change any such classification.
(j)   The Company and its Subsidiaries have, to the extent applicable, (i) complied in all material respects with applicable Tax law in order to defer the amount of the employer’s share of any “applicable employment taxes” under Section 2302 of the CARES Act and have not deferred any material payroll tax obligations under any U.S. presidential memorandum, executive order or similar pronouncement permitting or requiring the deferral of any payroll Taxes that remain unpaid, and (ii) complied in all material respects with applicable Tax law regarding Tax credits under Sections 7001 through 7005 of the Families First Act and Section 2301 of the CARES Act.
(k)   Neither the Company nor any Subsidiary of the Company will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) change in method of accounting for a taxable period ending on or prior to the Closing Date; (B) “closing agreement” as described in Code §7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (C) intercompany transactions occurring at or prior to the Closing or any excess loss account in existence at Closing described in Treasury Regulations under Code §1502 (or any corresponding or similar provision of state, local or foreign income Tax law); (D) any use of an improper method of accounting for a taxable period ending on or prior to the Closing Date; (E) installment sale or open transaction disposition made on or prior to the Closing Date; or (F) prepaid amount received or deferred revenue accrued on or prior to the Closing Date.
(l)   Neither the Company nor any of its Subsidiaries has been party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (or any similar provision of state, local or foreign law).
Section 4.17   Employee Benefit Plans.
(a)   Section 4.17(a) of the Company Disclosure Schedule lists each material Employee Plan. Copies of such Employee Plans (and, if applicable, related trust) and all material amendments thereto (and, for any unwritten plan, a summary of the material terms) have been made available to Parent together with the most recent annual report (Form 5500) and actuarial valuation report prepared in connection with any Employee Plan, the most recent determination or opinion letter received from the IRS with respect to each applicable Employee Plan, and any non-routine correspondence with any Governmental Authority related to an Employee Plan since the Applicable Date.
(b)   No Employee Plan is, and neither the Company nor any ERISA Affiliate sponsors, maintains, participates in, contributes to, is required to contribute to or has in the past contributed to, or otherwise has any current or contingent liability or obligation under or with respect to (i) a “defined benefit plan” (as defined in Section 3(35) of ERISA) or any other plan that is or was subject to Section 412 or 430 of the Code or Section 302, 303 or Title IV of ERISA (a “Title IV Plan”),(ii) a “multiemployer plan” (as defined in Section 3(37) of ERISA) (a “Multiemployer Plan”), (iii) any seniority premium, termination indemnity, provident fund, gratuity or similar plan or arrangement, or (iv) any post-employment or retiree welfare benefit to any Person, other than as required by COBRA for which the covered Person pays the full cost of coverage.
(c)   With respect to each Title IV Plan: (i) no reportable event (within the meaning of Section 4043 of ERISA) has occurred since the Applicable Date, or is expected to occur whether as a result of the Transactions or otherwise; (ii) the minimum funding standard under Section 430 of the Code has been satisfied and no waiver of any minimum funding standard or extension of any amortization periods has been requested or granted; (iii) all contributions required under Section 302 and 303 of ERISA and Section 412 and 430 of the Code have been timely made; (iv) all amounts due to the Pension Benefit Guaranty Corporation (“PBGC”) pursuant to Section 4007 of ERISA have been timely paid; (v) with respect to each Title IV Plan for which there has been a significant reduction in the rate of future benefit accrual as referred to in Section 204(h) of ERISA, the requirements of Section 204(h) of ERISA have been complied with; (vi) no Title IV Plan has been or is considered to be in “at risk” status under Section 430 of the Code or has been required to apply any of the funding-based limitations under Section 436 of the Code; (vii) there has been no event described in Section 4062(e) of ERISA, and the consummation of the Transactions will not result in any event described in Section 4062(e) of ERISA; (viii) no event has occurred or circumstances exist that would reasonably be expected to result in a material liability under or with respect to Section 4069 of ERISA; and (ix) other than with respect to a standard termination process, no notice of intent to terminate any Title IV Plan has been filed and no amendment to treat a Title IV Plan as terminated has been adopted and no proceeding has been commenced by the PBGC to terminate any Title IV Plan.
(d)   With respect to each Multiemployer Plan: (i) neither the Company nor any of its Subsidiaries has incurred or is reasonably expected to incur (whether or not asserted), or has or may have any liability as a result of, a complete withdrawal or a partial withdrawal (as defined in Section 4203 or 4205 of ERISA, respectively); (ii) all contributions, payments (including installments), and assessed withdrawal liability amounts required to be made by the Company or any of its Subsidiaries have been timely made; (iii) no Multiemployer Plan is in endangered, critical or critical and declining status (within the meaning of Section 432 of the Code or Section 305 of ERISA) so as to result directly or indirectly in any increase in contributions or other liability or obligation of the Company or any of its Subsidiaries; and (iv) no Multiemployer Plan is in or is expected to be in insolvency, has undergone or is expected to undergo a mass withdrawal or has filed a notice of termination (or treatment of a plan amendment as termination) under Section 4041A of ERISA.
(e)   Each Employee Plan that is intended to be registered, tax qualified, or to be qualified under Section 401(a) of the Code has been properly registered, has been maintained in good standing with applicable regulatory authorities and requirements, or has received a current favorable determination letter from the IRS or is entitled to rely on a current favorable opinion letter from the IRS, and nothing has occurred that would reasonably be expected to adversely affect the registration or qualification of such Employee Plan.
(f)   Except as would not reasonably be expected to result in material liability, individually or in the aggregate, to the Company or any of its Subsidiaries, each Employee Plan has been established, maintained, funded and administered in accordance with its terms and in compliance with Applicable Law, and nothing has occurred and no condition exists with respect to any Employee Plan that would reasonably be expected to result in a Tax, penalty or other liability or obligation of the Company or any of its Subsidiaries. Except as would not reasonably be expected to result in material liability, individually or in the aggregate, to the Company or any of its Subsidiaries: (i) there has been no “prohibited transaction” within the meaning of Section 4975 of the Code or Section 406 of ERISA and no breach of fiduciary duty (as determined under ERISA) has occurred with respect to any Employee Plan; (ii) there is no Proceeding (other than routine and undisputed claims for benefits) pending or, to the Knowledge of the Company, threatened with respect to any Employee Plan, and there is no fact or circumstance that would reasonably be expected to give rise to any such Proceeding; (iii) all contributions, distributions, reimbursements and premium payments with respect to Employee Plan have been timely and properly made, paid or accrued in accordance with the terms of the Employee Plan and in compliance with the requirements of Applicable Law; and (iv) all Employee Plans that are required to be funded are fully funded.
(g)   Except as would be material to the Company and its Subsidiaries, taken as a whole, each Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) has been documented, operated and administered in all material respects in compliance with Section 409A of the Code and all IRS guidance promulgated thereunder.
(h)   Except as expressly provided in Section 2.5, neither the execution of this Agreement nor the consummation of the Transactions (either alone or together with any other event) will (i) entitle any Company Employee or other current or former service provider of the Company or any of its Subsidiaries to any severance pay any other payment or material benefit or any increase in severance pay upon any termination of employment after the date of this Agreement, (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other obligation pursuant to any Employee Plan, (iii) limit or restrict the right of the Company to amend or terminate any Employee Plan or (iv) result in any payments or benefits that would not reasonably be expected to be deductible under Section 280G of the Code or that would cause any Tax or penalty under Section 4999 of the Code.
(i)   There is no Contract to which the Company or any of its Subsidiaries is a party or by which any of the foregoing entities is bound that provides any individual with the right to a gross-up, indemnification, reimbursement or other payment for any excise or additional taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of the Code.
Section 4.18   Labor and Employment.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no pending, or to the Company’s Knowledge, threatened, Proceedings by any employee, independent contractor, former employee, or former independent contractor of the Company or any of its Subsidiaries before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Authority relating to any labor and employment matters.
(b)   Neither the Company nor any of its Subsidiaries is a party to or subject to or bound by, or is currently negotiating or entering into, any collective bargaining agreement or other Contract with any labor union or association, works council, or other labor organization or employee representative body (each, a “Labor Agreement”). No Company Employees are represented by any labor union, works council, or other labor organization or employee representative or group of employees with respect to their employment. To the Company’s Knowledge, since the Applicable Date, there has been no petition for representation filed, or organizing activity, with respect to any current or former Company Employees. There are, and since the Applicable Date there have been, no actual or, to the Company’s Knowledge, threatened unfair labor practice charges, strikes, lockouts, work stoppages, slowdowns, picketing, hand billing or other labor disputes against or affecting the Company or its Subsidiaries, in each case, except as would not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries have satisfied or will timely satisfy in all material respects any notice, information, advice, consultation, bargaining or similar obligations owed to Company Employees and their representatives and any applicable labor tribunal under Applicable Law or Labor Agreement in connection with the execution of this Agreement or with respect to the consummation of the Transactions.
(c)   Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries are, and since the Applicable Date have been, in compliance with all Applicable Laws respecting labor, employment and employment practices.
(d)   Except as would not reasonably be expected to have a Material Adverse Effect, (i) since the Applicable Date, the Company and its Subsidiaries have fully and timely paid all wages, salaries, wage premiums, commissions, bonuses, severance and termination payments, fees and other compensation that have come due and payable to its current or former employees and independent contractors under Applicable Laws, Contract or company policy; and (ii) each individual who is providing, or since the Applicable Date has provided, services to the Company or its Subsidiaries and is or was classified and treated as an independent contractor, consultant, leased employee or other non-employee service provider, or as an exempt or non-exempt employees, is and has been properly classified and treated as such for all applicable purposes.
(e)   Since the Applicable Date, neither the Company nor any of its Subsidiaries has entered into any settlement or similar Contract related to allegations of sexual harassment involving any officers, directors, executives, or managerial or supervisory-level employees. Since the Applicable Date, the Company and its Subsidiaries have reasonably investigated all sexual harassment allegations of which the Company has Knowledge and, to the extent such allegations have merit, have taken corrective action reasonably calculated to prevent further improper action.
(f)   To the Company’s Knowledge, (i) no Company Employee with annualized compensation at or above $250,000 intends to terminate his or her employment prior to the one-year anniversary of the Closing, and (ii) no current or former employee or independent contractor of the Company or its Subsidiaries is in any material respect in violation of any nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement or restrictive covenant obligation owed to: (A) the Company or its Subsidiaries, or (B) any third party with respect to such person’s right to be employed or engaged by the Company or its Subsidiaries.
(g)   Since the Applicable Date, neither the Company nor any of its Subsidiaries has effectuated (a) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act of 1988, or similar Applicable Law (the “WARN Act”)) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries; or (b) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Company or any of its Subsidiaries; and neither the Company nor any of its Subsidiaries has been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local Applicable Law.
Section 4.19   Environmental Matters.
Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(a)   no written notice, report, order, claim, complaint, directive, penalty or other information has been received by the Company or any of its Subsidiaries in the past five (5) years arising out of, or relating to, any Environmental Laws, or relating to Hazardous Substances, and there are no Proceedings pending or, to the Company’s Knowledge, threatened which allege any liability of or violation by the Company or any of its Subsidiaries relating to any Environmental Laws or Hazardous Substances;
(b)   neither the Company nor any of its Subsidiaries, nor any of their respective predecessors or controlled Affiliates, has (i) treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, designed, distributed, marketed, sold, released or exposed any person to any Hazardous Substance (or any product or item containing any Hazardous Substance), or (ii) owned or operated any property or facility contaminated by any Hazardous Substance, in each case, as has given or would give rise to any current or future liabilities or obligations under any Environmental Laws;
(c)   the Company and its Subsidiaries are, and since the Applicable Date have been, in compliance, in all material respects, with the terms of all applicable Environmental Laws, which compliance includes obtaining, maintaining and complying with all permits, licenses, consents, registrations, approvals and other authorizations that are necessary pursuant to Environmental Laws for the occupation of their properties or facilities or for their operations;
(d)   neither the Company nor any of its Subsidiaries has assumed, undertaken, provided an indemnity with respect to, or otherwise become subject to, any liability of any other Person relating to Environmental Laws or Hazardous Substances;

(e)   neither this Agreement nor the consummation of the Transactions will result in any obligations for site investigation or cleanup, or notification to or consent of any Governmental Authority pursuant to any Environmental Laws; and
(f)   the Company has furnished to Parent all non-privileged environmental audits, assessments and reports prepared by third-party consultants for the Company or a Subsidiary thereof and other material environmental, health and safety documents relating to the current or former properties, facilities or operations of the Company or any of its Subsidiaries, in each case that are in the possession or custody of the Company or any of its Subsidiaries.
Section 4.20   Material Contracts.
(a)   As of the date hereof, neither the Company nor any of its Subsidiaries is a party to or bound by:
(i)   any Contract that constitutes a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);
(ii)   any Contract limiting or restricting, in any material respect, the ability of the Company or its Subsidiaries (or, after the consummation of the Merger, Parent, the Surviving Corporation or any of their respective Subsidiaries) to (A) sell any products or services of or to any other Person in any geographic region (including by containing any “exclusivity” or similar provisions (but excluding any Contracts with customers of the Company or any Subsidiary thereof entered into in the ordinary course of business that involve the supply by the Company or such Subsidiary of customized products based on such customer’s specifications or otherwise incorporating such customer’s Intellectual Property)), (B) engage in any line of business, (C) compete with or to obtain products or services from any Person or limiting the ability of any Person to provide products or services to the Company or its Subsidiaries (or, after the consummation of the Merger, Parent, the Surviving Corporation or any of their respective Subsidiaries);
(iii)   any Contract (excluding statements of work, purchase orders, service orders, agreed pricing or inventory agreements or similar documents entered into in the ordinary course of business) that (A) is with any customer of the Company or any of its Subsidiaries who, in the year ended December 31, 2022, was one of the twenty (20) largest sources of revenues for the Company and its Subsidiaries (based on amounts paid or payable) and (B) limits or restricts the right of the Company or any of its Subsidiaries pursuant to any “most favored nations” provision;
(iv)   any Contract (excluding statements of work, purchase orders, service orders, agreed pricing or inventory agreements or similar documents entered into in the ordinary course of business) that (A) is with any of the ten (10) largest suppliers to the Company or its Subsidiaries, in each case determined by dollar volume of purchases made by the Company and its Subsidiaries from such suppliers during the twelve (12) months ended December 31, 2022 and (B) governs the overall supply of such suppliers’ products to the Company or any of its Subsidiaries;
(v)   any Government Prime Contract involving annual payments to the Company or any of its Subsidiaries in excess of $5,000,000;
(vi)   any Contract that obligates the Company or any of its Subsidiaries to make any future capital expenditures in excess of $5,000,000;
(vii)   any Contract between the Company and any of its Subsidiaries, on the one hand, and any Affiliate (including any director or executive officer) thereof, on the other hand;
(viii)   any Contract (other than the organizational documents of the Company and its Subsidiaries) that relates to the formation, creation, governance or control of, or the economic rights or obligations of the Company or any of its Subsidiaries in, any joint venture, partnership or other similar arrangement;
(ix)   any Contract that provides for the disposition or acquisition (whether by merger, consolidation, the sale of equity interests, the sale of all or substantially all of the assets, or otherwise) of any business or a material portion of the assets, real property or equity interests of any Person and (A) was entered into since January 1, 2020 or (B) includes an “earnout” or other similar contingent, deferred or fixed payment obligation that is binding on the Company or any of its Subsidiaries and that has not been satisfied in full or any contingent indemnification obligation that is binding on the Company or any of its Subsidiaries;
(x)   any Labor Agreement;
(xi)   any Contract that is a settlement, conciliation or similar agreement with any Person that (A) requires payment by the Company or any of its Subsidiaries after the date hereof in excess of $1,000,000 or (B) imposes material, non-monetary obligations or restrictions on the Company or any of its Subsidiaries after the date of this Agreement (other than, for the avoidance of doubt, confidentiality, release, or non-disparagement covenants that are customary for and incidental to entry of settlement, conciliation and similar Contracts) which obligations or restrictions would apply to Parent or its Affiliates (including the Company and its Subsidiaries) following the Closing; and
(xii)   except for (1) Contracts licensing unmodified, commercially available, off-the-shelf software that are provided in executable form only and used solely for the Company’s and its Subsidiaries’ internal business purposes with an aggregate replacement cost of less than $250,000, (2) non-disclosure Contracts and marketing Contracts entered into by the Company or its Subsidiaries in the ordinary course of business with no grants of exclusive rights, (3) Contracts for the licensing of Open Source Software (other than for Company Software), (4) Contracts with the Company or its Subsidiaries’ contractors and service providers entered into in the ordinary course of business providing access and rights, in all cases on a non-exclusive basis, to use Intellectual Property solely to perform services for the Company or its Subsidiaries, (5) Contracts including a non-exclusive license granted in the ordinary course of business to Intellectual Property that is implied or merely incidental or ancillary to the transactions contemplated therein, the primary commercial purpose of which is something other than such license, (6) Contracts with employees entered into in the ordinary course of business, and (7) Contracts including non-exclusive licenses of Intellectual Property granted to customers in the ordinary course of business in connection with a product or service sold by the Company or its Subsidiaries, any Contract (A) under which the Company or any of its Subsidiaries has granted or received a license or other right to any Intellectual Property, (B) relating to the acquisition, divestiture, or development of any Intellectual Property by or for the Company or its Subsidiaries, (C) entered into to settle or resolve any Intellectual Property-related dispute affecting the Company’s or its Subsidiaries’ ability to use, enforce, or disclose any Intellectual Property, or (D) that materially and adversely affects the Company’s or its Subsidiaries’ ability to use, enforce, or disclose any Intellectual Property that is material to the Company and its Subsidiaries (taken as a whole) (each Contract constituting any of the foregoing types described in clauses (i)-(xii), a “Material Contract”).
(b)   The Company has made available to Parent a true, complete and correct copy of each Material Contract. Except for breaches, violations or defaults which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) each of the Material Contracts and Material Government Contracts is valid and in full force and effect and binding on the parties thereto (subject to the Bankruptcy and Equity Exception); (b) neither the Company nor any of its Subsidiaries, nor, to the Company’s Knowledge, any other party to a Material Contract or Material Government Contract, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Material Contract or Material Government Contract, and neither the Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under any Material Contract or Material Government Contract; and (c) to the Knowledge of the Company, since the Company Balance Sheet Date, the Company has not received any notice from or on behalf of any party to a Material Contract or Material Government Contract indicating that such party intends to terminate, or not renew, any Material Contract or Material Government Contract with such party.
Section 4.21   Affiliate Transactions.   To the Knowledge of the Company, since the Applicable Date, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in the Company SEC Documents filed prior to the date hereof.
Section 4.22   Brokers.   Except for Morgan Stanley & Co. LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee, commission or similar payment from the Company or any of its Affiliates in connection with the Transactions.
Section 4.23   Opinion of Financial Advisor.   The Company has received the opinion of Morgan Stanley & Co. LLC, financial advisor to the Company, to the effect that, as of the date of this Agreement, the Merger Consideration is fair to the Company’s stockholders from a financial point of view.
Section 4.24   Takeover Laws.   Assuming the representations and warranties of Parent set forth in Section 5.10 are accurate, each of the Company’s Board of Directors and the Company has taken all action necessary to exempt the this Agreement, the Support Agreement, the Transactions and the execution, delivery and performance of this Agreement and the Support Agreement and the Transactions from the restrictions on business combinations set forth in any Takeover Laws (or provisions in the certificate of incorporation or bylaws of the Company (including, for the avoidance of doubt, Article TENTH of the certificate of incorporation of the Company)), and accordingly no restriction on business combinations set forth in any Takeover Law (or provision in the certificate of incorporation or bylaws of the Company (including, for the avoidance of doubt, Article TENTH of the certificate of incorporation of the Company)) applies to this Agreement, the Support Agreement or the Transactions. There is no stockholder rights plan, “poison pill” antitakeover plan or similar device in effect to which the Company or any of its Subsidiaries is subject, party or otherwise bound.
Section 4.25   Insurance.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) each of the material, currently active policies, binders and insurance contracts that are maintained by or for the benefit of the Company and its Subsidiaries (the “Insurance Policies”), is in full force and effect with all premiums due having been paid in full, and the Company is not in default under any Insurance Policy, (b) neither the Company nor any of its Subsidiaries has received any written or, to the Company’s Knowledge, oral notice of cancellation, termination, non-renewal or denial of coverage with respect to any Insurance Policy and (c) none of the policy limits under any of the Insurance Policies have been eroded by the payment of claims.
Section 4.26   Exclusivity of Representations and Warranties.
(a)   No Other Representations and Warranties.   The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 5 or in any certificate delivered by Parent pursuant to this Agreement: (i), neither Parent nor any other Person makes, or has made, any representation or warranty of any kind whatsoever, express or implied, at law or in equity, with respect to Parent, any of its Subsidiaries or any of their respective business, operations, assets, liabilities, condition (financial or otherwise) or the Transactions; (ii) no Person has been authorized by Parent, any of its Subsidiaries or any of its or their respective Representatives to make any representation or warranty relating to Parent, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Transactions, and if made, such representation or warranty must not be relied upon by the Company, its Subsidiaries or any of their respective Representatives as having been authorized by Parent, any of its Subsidiaries or any of its or their respective Representatives (or any other Person); and (iii) the representations and warranties made by Parent in this Agreement and in any certificate delivered by Parent pursuant to this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and Parent hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Company, its Subsidiaries or any of their respective Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(b)   No Reliance.   The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 5 and in any certificate delivered by Parent pursuant to this Agreement it is not acting (including, as applicable, by entering into this Agreement or consummating the Transactions) in reliance on: (i) any other representation or warranty, express or implied; (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company, its Subsidiaries or any of their respective Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of Parent in connection with the Merger, in connection with presentations by Parent’s management or in any other forum or setting; or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
ARTICLE 5
Representations and Warranties of Parent
Except as set forth in the Parent Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein, provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement to the extent that the relevance of such disclosure to such other sections is reasonably apparent on its face), Parent hereby represents and warrants to the Company as follows:
Section 5.1   Corporate Existence and Power.   Parent is a limited liability company and Merger Subsidiary is a corporation in each case, duly formed, validly existing and in good standing under all Applicable Laws of its jurisdiction of formation and has all limited liability company or corporate powers, as applicable, legal right and governmental licenses, authorizations, permits, consents and approvals required to own, lease and operate its assets and properties and carry on its business as they are now being owned, operated or conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement or the Transactions.
Section 5.2   Corporate Authorization.   The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the Transactions are within the corporate powers of Parent and Merger Subsidiary and have been duly authorized by all necessary corporate action. This Agreement constitutes a legal, valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against Parent and Merger Subsidiary in accordance with its terms, subject to the Bankruptcy and Equity Exception.
Section 5.3   Governmental Authorization.   The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the Transactions require no action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act, the Required Regulatory Approvals and other Antitrust Laws, (iii) compliance with any applicable requirements of the 1934 Act and any other state or federal securities laws and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.4   Non-contravention.   The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the Transactions do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Merger Subsidiary, (ii) assuming compliance with the matters referred to in Section 5.3, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 5.3, require any consent or other action by any Person under, constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any Contract binding upon Parent or any of its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of Parent or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.5   Disclosure Documents.   The information supplied by Parent for inclusion in the Proxy Statement will not, at the time the Proxy Statement and any amendments or supplements thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.5 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by any Person other than Parent (including the Company or any of its Representatives) specifically for use or incorporation by reference therein.
Section 5.6   Brokers.   There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee, commission or similar payment from the Company or any of its Subsidiaries in connection with the Transactions.
Section 5.7   Financing.
(a)   Each of Parent and Merger Subsidiary affirms that it is not a condition to the Closing or to any of its other obligations under this Agreement that Parent and Merger Subsidiary obtain financing for, or related to, any of the Transactions.
(b)   Parent has delivered to the Company true and complete copies of (i) the executed commitment letter, dated as of August 6, 2023 and each executed fee letter (the “Fee Letter”) associated therewith (provided, that provisions in the Fee Letter agreed to by the parties may be redacted in a customary manner (including, without limitation, redactions of fee amounts; provided that, in each case, such redactions do not relate to any terms that would be reasonably likely to adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount (except as a result of increased original issue discount or upfront fees resulting from the exercise of “price flex”) of the Debt Financing or other funding being made available by such Debt Financing Sources)) (together with the term sheets and any other exhibits, schedules, annexes and other attachments thereto and any fee letters, and as amended, supplemented, waived, modified, substituted or replaced from time to time after the date hereof in compliance with Section 8.2, the “Debt Commitment Letter”), from the lenders party thereto (collectively, the “Lenders”) and the arrangers party thereto, pursuant to which the Lenders have committed, subject to the terms and conditions set forth therein, to provide to Parent debt financing in the amounts set forth therein (the “Debt Financing”) and (ii) a fully executed commitment letter (the “Equity Commitment Letter” from Clayton, Dubilier & Rice Fund XII, L.P. (the “Sponsor”) (the “Equity Investor”)) pursuant to which the Equity Investor has committed to provide Parent with equity financing in the amounts set forth therein in connection with the Transactions (the “Equity Financing” and together with the Debt Financing, the “Financing”) and of which the Company is an express Third Party beneficiary. There are no side letters, other Contracts (written or oral) or other conditions to funding (written or oral) related to the funding of the Financing other than as expressly set forth in the Commitment Letters.
(c)   As of the date hereof, the Commitment Letters are in full force and effect and are a valid and binding obligation of Parent and, to the Knowledge of Parent, the other parties thereto, subject to the Bankruptcy and Equity Exception. As of the date hereof, the Commitment Letters have not been amended or modified in any respect (provided that the existence or exercise of “market flex” provisions contained in the Fee Letter shall not constitute an amendment or modification of the Debt Commitment Letter), the commitments contained therein have not been withdrawn, rescinded or otherwise modified in any respect by Parent or Merger Subsidiary or, to the Knowledge of Parent, any other party thereto, and no such withdrawal, rescission, or modification is presently contemplated by Parent or the Merger Subsidiary or, to the Knowledge of Parent, the other parties thereto (it being understood and agreed that, in connection with any amendment, supplement or modification of the Debt Commitment Letter to add or replace lenders, lead arrangers, bookrunners, syndication agents or similar entities (or titles with respect to such entities), the aggregate commitments of the Lenders party to the Debt Commitment Letter may be reduced in the amount of such additional party’s commitments (without, for the avoidance of doubt, any change in aggregate commitments thereunder)). As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would constitute a material default or material breach on the part of Parent or Merger Subsidiary under the

Commitment Letters. As of the date hereof, there are no conditions precedent to the funding of the full amount of the Financing contemplated by the Commitment Letters other than the conditions precedent set forth in the Commitment Letter, and, assuming satisfaction of the conditions set forth in Section 9.1 and Section 9.2, (x) Parent has no reason to believe that the Financing will not be made available to Parent on the date of the Closing and (y) Parent is unaware of any fact or occurrence existing on the date hereof that would reasonably be expected to cause any of the conditions precedent set forth in the Commitment Letters to not be satisfied on or prior to the Closing Date. All commitments and other fees required to be paid under the Commitment Letters prior to the date hereof have been paid in full. Assuming the satisfaction of the conditions set forth in Section 9.1 and Section 9.2 of this Agreement and subject to the terms and conditions of the Commitment Letter, the net proceeds of the Financing, when funded in accordance with the Commitment Letter and this Agreement, will be in an amount sufficient, together with cash and cash equivalents held by the Company and its Subsidiaries to consummate the Merger when and upon the terms contemplated by this Agreement, to make all payments required by this Agreement to be made in connection with the Closing, effect any other repayment or refinancing of debt contemplated by the Commitment Letters in connection with the consummation of the Merger, and pay all related fees and expenses required to be paid by Parent and Merger Subsidiary on the Closing Date in connection with the Transactions (collectively, the “Required Amounts”).
Section 5.8   Solvency.   Assuming the satisfaction of all of the conditions set forth in Section 9.1 and Section 9.2 of this Agreement immediately prior to the Effective Time, as of the Effective Time and immediately after giving effect to the Transactions, including the Financing, any alternative financing, the payment of the aggregate Merger Consideration, any repayment or refinancing of debt contemplated in this Agreement to be paid by Parent at the Closing and the payment of all related fees and expenses required to be paid by Parent at the Closing, the Surviving Corporation and its Subsidiaries, on a consolidated basis, will be Solvent. For purposes of this Agreement, “Solvent” when used with respect to any Person, means that, as of any date of determination, (A) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed (1) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with Applicable Laws of the United States governing determinations of the insolvency of debtors, and (2) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent liabilities) as such debts become absolute and matured, (B) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date and (C) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature.
Section 5.9   Guarantee.   Concurrently with the execution of this Agreement, Parent has delivered to the Company the Guarantee executed by the Guarantor. The Guarantee is in full force and effect and is a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to the Bankruptcy and Equity Exception, and, as of the date hereof, no event has occurred, which, with or without notice, lapse of time or both, would constitute a material default on the part of the Guarantor under such Guarantee.
Section 5.10   Ownership of Company Stock.   As of the date hereof, Parent, Guarantor and their respective affiliates (as such term is defined in Rule 13d-3 promulgated under the 1934 Act) do not directly or indirectly beneficially own (as such term is defined in Rule 13d-3 promulgated under the 1934 Act) five percent (5%) or more of the outstanding shares of Company Stock or other securities of the Company (assuming for this purpose the full exercise of any options, warrants or other rights to acquire Company Stock or other securities of the Company held by such persons). At no time during the past three years has Parent, Guarantor or any of their respective affiliates or associates (as defined in Article TENTH of the certificate of incorporation of the Company) owned (as such term is defined in Article TENTH of the certificate of incorporation of the Company) fifteen percent (15%) or more of the outstanding Voting Stock (as defined in Article TENTH of the certificate of incorporation of the Company).
Section 5.11   Stockholder and Management Arrangements.   As of the date hereof, other than the Support Agreement and the transactions contemplated thereby, neither Parent nor Merger Subsidiary nor any of their respective Affiliates is a party to any Contract, arrangement, commitment or understanding, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Transactions; (ii) the Company or (iii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which (i) any such holder of shares of Company Stock would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Stock; or (ii) any Person (including any stockholder, director, officer, employee or other Affiliate of the Company) other than the Equity Investor have agreed to provide, directly or indirectly, equity investment to Parent, Merger Subsidiary or the Company to finance any portion of the Transactions.
Section 5.12   Exclusivity of Representations and Warranties.
(a)   No Other Representations and Warranties.   Each of Parent and Merger Subsidiary, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 4 or in any certificate delivered by the Company pursuant to this Agreement: (i) neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty of any kind whatsoever, express or implied, at law or in equity, with respect to the Company, any of its Subsidiaries or any of their businesses, operations, assets, liabilities, condition (financial or otherwise) or the Transactions; (ii) no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Transactions, and if made, such representation or warranty must not be relied upon by Parent, Merger Subsidiary or any of their respective Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives (or any other Person); and (iii) the representations and warranties made by the Company in this Agreement and in any certificate delivered by the Company pursuant to this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Parent, Merger Subsidiary or any of their respective Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(b)   No Reliance.   Each of Parent and Merger Subsidiary, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 4 and in any certificate delivered by the Company pursuant to this Agreement it is not acting (including, as applicable, by entering into this Agreement or consummating the Transaction) in reliance on: (i) any other representation or warranty, express or implied; (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Merger Subsidiary or any of their respective Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Merger, in connection with presentations by the Company’s management or in any other forum or setting; or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
ARTICLE 6
Covenants of the Company
The Company agrees that:
Section 6.1   Conduct of the Company.
(a)   Except (i) as required by Applicable Law, (ii) as expressly contemplated by this Agreement or (iii) as set forth in Section 6.1(a) of the Company Disclosure Schedule, from the date hereof until the Effective Time (or such earlier date and time on which this Agreement is terminated pursuant to ARTICLE 10), except with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall use its reasonable best efforts to, and to cause its Subsidiaries to use their respective reasonable best efforts to, (A) conduct its and their respective businesses in the ordinary course and (B) preserve intact in all material respects its and their respective present relations with customers, vendors, creditors, employees and other significant business relations, provided, however, that no action taken or omitted to be taken by the Company or any of its Subsidiaries with respect to the matters specifically permitted or prohibited by Section 6.1(b) shall be deemed to be a breach of this Section 6.1(a) unless such action would constitute a breach of Section 6.1(b).
(b)   Except (i) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) as expressly contemplated by this Agreement, (iii) as set forth in Section 6.1(b) of the Company Disclosure Schedule or (iv) as required by Applicable Law, from the date hereof until the Effective Time (or such earlier date and time on which this Agreement is terminated pursuant to ARTICLE 10), the Company shall not, nor shall it permit any of its Subsidiaries to:
(i)   amend the certificate of incorporation, bylaws or other similar organizational documents of the Company or any of its Subsidiaries;
(ii)   (A) split, combine, recapitalize or reclassify or take any similar action with respect to any shares of its capital stock, (B) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for (x) regular quarterly dividends by the Company in an amount not to exceed $0.63 per share that are declared after January 1, 2024 and are consistent with past practice (including as to timing and record date) (provided that no such dividend shall be permitted if there has occurred a Dividend Suspension Condition) or (y) dividends by any of its Subsidiaries to the Company or to any other Subsidiary of the Company or (C) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or any Company Subsidiary Securities;
(iii)   (A) issue, grant, deliver, pledge, sell or encumber, or authorize the issuance, granting, delivery, pledging, sale or encumbrance of, any Company Securities or Company Subsidiary Securities, other than the issuance of (x) any shares of Company Stock issued upon the settlement of Company Equity Awards that are outstanding on the date of this Agreement, (y) any Company Subsidiary Securities to the Company or any other Subsidiary of the Company, or (z) additional Company Director Equity Awards issued to holders of outstanding Company Director Equity Awards in connection with the declaration, after January 1, 2024, of any regular quarterly dividends by the Company in an amount not to exceed $0.63 per share in accordance with the terms of the applicable award agreement (provided that no such dividend shall be permitted if there has occurred a Dividend Suspension Condition); or (B) amend any term of any Company Security or any Company Subsidiary Security;
(iv)   merge or consolidate the Company or any of its Subsidiaries with any other Person, or restructure, reorganize, recapitalize or liquidate or dissolve the Company or any of its Subsidiaries;
(v)   (A) acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any Person, or any assets, securities, properties, interests or businesses of any Person, other than (x) as required pursuant to Material Contracts existing as of the date hereof or (y) in the ordinary course of business, or (B) enter into any joint venture or other similar partnership with any Person;
(vi)   sell, lease, license, sublicense, assign, grant any Lien (other than a Permitted Lien) on or otherwise transfer or dispose of, or, with respect to Owned IP that is material to the Company and its Subsidiaries (taken as a whole) (which such Owned IP shall include the registration for Veritiv.com), let lapse, abandon, or expire, any of its (i) assets, securities, properties, interests or businesses or (ii) Owned Real Property, other than, in the case of clause (i), (A) as required by Material Contracts existing as of the date hereof, (B) the sale of inventory in the ordinary course of business, or (C) tangible assets sold, leased, sublicensed, assigned, transferred or disposed of or with respect to which a Lien is granted pursuant to this clause (C) having a value of less than $1,000,000 individually or $5,000,000 in the aggregate;

(vii)   make any loans, advances or capital contributions to, or investments in, any other Person, other than (A) extensions of credit to customers in the ordinary course of business, (B) advances to directors, officers and other employees for travel and other business-related expenses, in each case in the ordinary course of business and in compliance with the Company’s (or applicable Subsidiary of the Company’s) policies related thereto, or (C) loans, advances or capital contributions to, or investments in, Subsidiaries of the Company;
(viii)   make, incur or commit to any capital expenditures in excess of $1,000,000 in the aggregate other than those that are set forth on the capital expenditure budget attached to Section 6.1(b)(viii) of the Company Disclosure Schedule;
(ix)   create, incur, assume or guarantee any Indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other Indebtedness, other than (A) Permitted Borrowings (as defined on Section 6.1(b)(ix) of the Company Disclosure Schedule) or (B) incurred in the ordinary course of business between the Company and any of its Subsidiaries or between any of such Subsidiaries;
(x)   except as required by an Employee Plan as in effect on the date hereof and disclosed to Parent, (A) grant or announce any cash or equity or equity-based incentive awards, bonus, retention, change in control, transaction, severance or similar compensation or any material increase in the salaries, bonuses or other compensation or benefits payable to any Company Employee or other individual service provider of the Company or any of its Subsidiaries, except for increases in base salaries in connection with internal promotions and merit-based increases in base salaries, in each case with respect to Company Employees whose annualized base compensation and incentive compensation opportunity does not exceed $250,000 that are adopted in the ordinary course of business consistent with the Company’s current policies and procedures in an amount that does not exceed 3% of base salaries for such Company Employees as of the date of this Agreement and with no individual to receive an increase in excess of 5% of his or her base salary in effect on the date hereof, (B) establish, adopt, enter into, terminate, materially modify or materially amend any Employee Plan (or any plan, program or arrangement that, if in existence as of the date hereof, would constitute an Employee Plan), (C) increase or accelerate or commit to accelerate the funding, payment or vesting of compensation or benefits provided under any Employee Plan or otherwise, (D) hire any employees whose annualized base compensation and incentive compensation opportunity exceeds $250,000, or (E) terminate the employment of any Company Employee whose annualized base compensation and incentive compensation opportunity exceeds $250,000 (other than termination for cause);
(xi)   change the Company’s fiscal year, revalue any of the Company’s material assets or change any of the Company’s material financial, actuarial, reserving, or cash management methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the 1934 Act;
(xii)   make, revoke or change any material Tax election, adopt or change any material accounting method for Tax purposes, agree to any extension or waiver of the statute of limitations relating to a material amount of Taxes, file any amendment to any material Tax Return, enter into any “closing agreement” described in Section 7121 of the Code, surrender any right to claim a material Tax refund, or settle or compromise any material Tax liability;
(xiii)   initiate, settle, discharge or compromise any Proceeding involving or against the Company or any of its Subsidiaries, other than any such settlement that (A) involves the payment of monetary damages by or to the Company or any of its Subsidiaries not in excess of $1,000,000 individually, or $5,000,000 in the aggregate and (B) does not impose any material non-monetary obligation or restriction (other than, for the avoidance of doubt, confidentiality, release, or non-disparagement covenants that are customary for and incidental to entry of settlement, conciliation and similar Contracts) on the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) that would be in effect following the Closing;
(xiv)   (A) other than new statements of work, purchase orders, service orders or similar documents with customers or suppliers entered into in the ordinary course of business under existing Material Contracts, enter into any Contract which, if in existence on the date of this Agreement, would have been a Material Contract or Material Government Contract, (B) modify or amend in any material respect or terminate any Material Contract or Material Government Contract (other than, in each case, the expiration or renewal of any Material Contract or Material Government Contract in accordance with its terms) or (C) waive or release any material right or claims of the Company or any of its Subsidiaries under any Material Contract or Material Government Contract;
(xv)   engage in any transaction with, or enter into any Contract, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(xvi)   (A) negotiate, modify, extend, terminate, or enter into any Labor Agreement or (B) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any Company Employees;
(xvii)   implement or announce any employee layoffs, plant closings, or other similar actions that could trigger notice obligations under the WARN Act;
(xviii)   waive or release any noncompetition, nonsolicitation, nondisclosure or other restrictive covenant obligation of any current or former employee or independent contractor of the Company or its Subsidiaries whose annualized base compensation and incentive compensation opportunity exceeds $250,000;
(xix)   cancel, reduce or terminate any of the Insurance Policies;
(xx)   make any material adverse change to the operation or security of any Company IT System or the Company’s or any of its Subsidiaries’ respective rules, policies, or procedures with respect to Data Privacy and Security Requirements;
(xxi)   enter into any material new line of business; or
(xxii)   agree, resolve or commit to do any of the foregoing.
Section 6.2   Company Stockholder Meeting.   The Company shall cause a meeting of its stockholders (the “Company Stockholder Meeting”) to be duly called and held as soon as reasonably practicable following the mailing of the Proxy Statement to the Company’s stockholders for the purpose of obtaining the Company Stockholder Approval (which Company Stockholder Meeting shall in no event be scheduled for later than the 30th day following the first mailing of the Proxy Statement to the Company’s stockholders), without Parent’s prior written consent (e-mail being sufficient and which shall not be unreasonably withheld, conditioned or delayed). The Company will consult in good faith with Parent with respect to the timing of, and any other meeting materials prepared for, the Company Stockholder Meeting (and the Company will consider in good faith any comments to such meeting materials timely provided by Parent or its Representatives). Subject to the provisions of this Agreement, the Company will conduct a “broker search” in accordance with Rule 14a-13 of the 1934 Act in a manner to enable the record date for the Company Stockholder Meeting to be set so that the Company Stockholder Meeting can be held as soon as reasonably practicable following the mailing of the Proxy Statement to the Company’s stockholders. Once established, the Company shall not change the record date for the Company Stockholder Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned) or as required by Applicable Law. Subject to Section 6.3, the Board of Directors of the Company shall (i) include the Company Board Recommendation in the Proxy Statement, (ii) use its reasonable best efforts to obtain the Company Stockholder Approval and (iii) otherwise comply with all Applicable Laws relating to such meeting. Notwithstanding the foregoing, if on a date for which the Company Stockholder Meeting is scheduled, the Company has not received proxies and there are not holders of Company Stock present in person representing a sufficient number of shares of Company Stock to constitute a quorum and to obtain the Company Stockholder Approval, the Company shall have the right to make no more than two (2) (and, if requested by Parent on no more than two (2) occasions, the Company shall make) successive postponements or adjournments of the Company Stockholder Meeting for a reasonable period of time to solicit additional proxies. In addition, the Company may postpone or adjourn the Company Stockholder Meeting (on one or more occasions) to allow reasonable additional time for any supplemental or amended disclosure to the Proxy Statement that the Company has determined in good faith upon the advice of outside counsel is necessary under Applicable Law to be disseminated and reviewed by the Company’s stockholders prior to the Company Stockholder Meeting, or if otherwise required by Applicable Law. The Company shall, unless there has been an Adverse Recommendation Change (to the extent permitted under Section 6.3), use reasonable best efforts to cooperate with Parent and keep Parent reasonably informed regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to its stockholders. Without the prior written consent of Parent, the adoption of this Agreement and the Transactions (including the Merger) shall be the only matter (other than procedural matters including stockholder approval of golden parachute compensation) that the Company shall propose to be acted on at the Company Stockholder Meeting.
Section 6.3   No Solicitation; Other Offers.
(a)   General Prohibitions.
(i)   Subject to Section 6.3(b), neither the Company nor any of its Subsidiaries shall, and the Company and its Subsidiaries shall cause its and their respective directors, officers, employees not to, shall direct its Representatives not to, and shall not authorize or permit any of its Representatives to, directly or indirectly, (i) solicit, initiate, propose or knowingly take any action to facilitate or encourage any inquiries or the making or submission of any proposal or offer that constitutes, or would reasonable be expected to lead to, any Acquisition Proposal (including by approving any transaction, or approving any Person or Group (within the meaning of Rule 13d-5 under the 1934 Act) becoming an “interested stockholder,” for purposes of Article TENTH of the Company’s certificate of incorporation), (ii) enter into or participate in any discussions, communications or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries, or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, any Third Party relating to or in furtherance of, any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal, (iii) (x) approve, endorse or recommend any proposal, or (y) enter into any agreement in principle, merger agreement, acquisition agreement, option agreement, letter of intent (binding or non-binding) or other similar Contract, in each case of clause (x) or (y), relating to any Acquisition Proposal or any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (other than, in the case of clause (y), an Acceptable Confidentiality Agreement (and any such agreement in clause (y), an “Alternative Acquisition Agreement”)), or (iv) resolve or agree to do any of the foregoing.
(ii)   Subject to Section 6.3(b), the Board of Directors of the Company will not (nor will any committee thereof): (A) withhold, withdraw, qualify or modify (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the Company Board Recommendation (it being understood that it shall be considered a modification adverse to Parent that is material if (x) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Board of Directors of the Company fails to publicly recommend against acceptance of such tender or exchange offer by the holders of Company Stock within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the 1934 Act or (y) any Acquisition Proposal is publicly announced (other than by the commencement of a tender or exchange offer)) and the Board of Directors of the Company fails to issue a public press release within ten (10) Business Days of such public announcement providing that the Board of Directors of the Company reaffirms the Company Board Recommendation; (B) authorize, adopt, approve, endorse, recommend or otherwise declare advisable (or propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable), any Acquisition Proposal; (C) fail to include the Company Board Recommendation in the Proxy Statement, (D) fail to publicly reaffirm the Company Board recommendation within ten (10) Business Days after Parent so requests in writing (it being understood that the Company will have no obligation to make such reaffirmation on more than two separate occasions); and (E) except as expressly permitted by, and after compliance with, this Section 6.3, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any Alternative Acquisition Agreement (any of the actions set forth in the foregoing clauses (A) through (E), an “Adverse Recommendation Change”).
(b)   Exceptions.
(i)   Exception for Diligence and Discussions.   Notwithstanding anything to the contrary in Section 6.3(a) but subject to compliance with this Section 6.3(b), if after the date hereof and prior to obtaining the Company Stockholder Approval the Company or any of its Representatives has received a bona fide written Acquisition Proposal that was not solicited in breach of, and was not otherwise a breach of, this Section 6.3, then (x) the Company and its Representatives may make inquiries solely for the purpose of clarifying such Acquisition Proposal to understand any ambiguous terms or conditions of such Acquisition Proposal that are necessary to provide adequate information to the Company’s Board of Directors and (y) if the Company’s Board of Directors determines in good faith after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and that the failure to take any of the actions set forth in the following clauses (A) and (B) would be reasonably likely to be inconsistent with the fiduciaries duties of the Company’s Board of Directors to the Company’s stockholders under Applicable Law, then the Company and its Representatives, may (A) engage in negotiations or discussions with the Third Party and its Representatives making such Acquisition Proposal and (B) furnish to such Third Party or its Representatives non-public information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement; provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such Third Party. Furthermore and notwithstanding anything to the contrary in Section 6.1 or Section 6.3(a), the Company may, to the extent necessary for the Company’s Board of Directors to comply with its fiduciary duties, grant a limited waiver, amendment or release under any “standstill” provisions (including provisions that restrict or prohibit the making or soliciting of any offer or proposal) of any Contract with a Third Party to the extent necessary to allow such Third Party to submit a confidential Acquisition Proposal to the Company or the Company’s Board of Directors.
(ii)   Exception for Superior Proposal.   Notwithstanding any other provision of this Agreement, but subject to compliance with Section 6.3(c), at any time prior to obtaining the Company Stockholder Approval, if the Company has received a bona fide Acquisition Proposal that was not solicited in breach of, and was not otherwise a breach of, this Section 6.3 that constitutes a Superior Proposal and the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Company’s Board of Directors to the Company’s stockholders under Applicable Law, then the Board of Directors of the Company may make an Adverse Recommendation Change and/or cause the Company to terminate this Agreement pursuant to and in accordance with Section 10.1(d) in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal.
(iii)   Exception for Intervening Events.   Notwithstanding any other provision of this Agreement, but subject to compliance with Section 6.3(c), at any time prior to obtaining the Company Stockholder Approval, if the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Company’s Board of Directors to the Company’s stockholders under Applicable Law, the Board of Directors of the Company may, in response to an Intervening Event, make an Adverse Recommendation Change (other than pursuant to clauses (B) or (E) of the definition thereof).
(iv)   Compliance with Rule 14e-2(a).   In addition, nothing contained herein shall prevent the Board of Directors of the Company from (i) complying with Rule 14e-2(a) under the 1934 Act with regard to an Acquisition Proposal so long as any action taken or statement made for purposes of complying with Rule 14e-2(a) under the 1934 Act is consistent with and not in breach of this Section 6.3 or (ii) issuing a “stop, look and listen” disclosure of the type contemplated by Rule 14d-9(f) under the 1934 Act; provided that any statement or disclosure made pursuant to this Section 6.3(b)(iv) shall be subject to the terms of conditions of this Agreement and will not limit or otherwise affect the obligations of the Company or the Company’s Board of Directors and the rights of Parent under or with respect to this Section 6.3.
(c)   Required Notices and Actions.
(i)   At any time until the Effective Time, the Company shall notify Parent in writing in no event later than twenty-four (24) hours after receipt by the Company (or any of its Representatives) of (A) any inquiries, proposals, expressions of interest, or offers with respect to an Acquisition Proposal, (B) any request for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party that could reasonably be expected to make, or has made, any inquiries, proposals, expressions of interest or offers with respect to an Acquisition Proposal or (C) any discussions or negotiations that are sought to be initiated or continued with the Company or any of its Subsidiaries or any of its or their respective Representatives from any Person (other than Parent) with respect to any inquiries, proposals, expressions of interest, or offers with respect to an Acquisition Proposal, including in such notification an unredacted copy (if in writing) of all documents or written summary of material terms and conditions (if oral) relating to any such expression of interest, proposal, offer or request for information, and the identity of the Person from which such expression of interest, proposal, offer or request for information was received. The Company shall keep Parent reasonably informed on a prompt basis (and in any event within twenty-four (24) hours) of the status of any such Acquisition Proposal (including any unredacted copies (if in writing) of all documents or written summaries of material terms and conditions (if oral) of any proposed agreements and amendments or modifications thereto, and an unredacted copy of any other documents provided by the relevant counterparty relating thereto) and the status of any discussions or negotiations regarding any such Acquisition Proposal.
(ii)   Prior to taking any action described in Section 6.3(b)(ii), (A) the Company shall provide Parent with at least four (4) Business Days’ prior written notice of its intent to take such action, which notice shall specify, as applicable, the identity of the Person making any Superior Proposal and the material terms and conditions thereof (including unredacted copies of the proposed draft Alternative Acquisition Agreement and all other documents relating to such Superior Proposal), (B) after delivery of such notice, if requested by Parent, the Company shall, and shall cause its Representatives to, negotiate in good faith with Parent and its Representatives (to the extent Parent desires to do so) for a period ending at 11:59 p.m. (New York City time) on the fourth (4th) Business Day immediately following the date of such notice (the “Superior Proposal Notice Period”) to amend the terms and conditions of this Agreement or any other documents contemplated hereby such that the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal and (C) at the end of the Superior Proposal Notice Period, the Company’s Board of Directors has determined (taking into account any adjustment to the terms and conditions of this Agreement or any other documents contemplated hereby as proposed by Parent, if any, and any other information offered by Parent) in good faith after consultation with its financial advisor and outside legal counsel that the Acquisition Proposal remains a Superior Proposal and that the failure to make an Adverse Recommendation Change and/or cause the Company to terminate this Agreement pursuant to and in accordance with Section 10.1(d) in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal would be reasonably likely to be inconsistent with the fiduciary obligations of the Company’s Board of Directors to the Company’s stockholders under Applicable Law. If the financial terms of the applicable Acquisition Proposal are amended or modified in any respect, or any other terms of the applicable Acquisition Proposal are materially amended or modified, then the Company will deliver to Parent a new notice pursuant to this clause (ii) and shall be required to comply with the requirements of this Section 6.3(c)(ii), except that the Superior Proposal Notice Period in relation to any such amended or modified Acquisition Proposal shall end at 11:59 p.m. (New York City time), on the third

(3rd) Business Day immediately following the date such new notice is delivered to Parent (but no such new notice will shorten the initial Superior Proposal Notice Period).
(iii)   Prior to taking any action described in Section 6.3(b)(iii), (A) the Company shall provide Parent with at least four (4) Business Days’ prior written notice of its intent to take such action, which notice shall specify, as applicable, the fact, event, change or development in circumstances giving rise to an Intervening Event, (B) after delivery of such notice, if requested by Parent, the Company shall, and shall cause its Representatives to, negotiate in good faith with Parent and its Representatives (to the extent Parent desires to do so) for a period ending at 11:59 p.m. (New York City time) on the fourth (4th) Business Day immediately following the date of such notice (the “Intervening Event Notice Period”) to amend the terms and conditions of this Agreement or any other documents contemplated hereby such that the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change and (C) at the end of the Intervening Event Notice Period the Company’s Board of Directors has determined (taking into account any adjustment to the terms and conditions of this Agreement or any other documents contemplated hereby as proposed by Parent, if any, and any other information offered by Parent) in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to make an Adverse Recommendation Change would be reasonably likely to be inconsistent with the fiduciary duties of the Company’s Board of Directors to the Company’s stockholders under Applicable Law. In the event of any material changes regarding any Intervening Event, then the Company will deliver to Parent a new notice pursuant to this clause (iii) and shall be required to comply with the requirements of this Section 6.3(c)(iii), except that the Intervening Event Notice Period in relation to any such Intervening Event shall end at 11:59 p.m. (New York City time), on the third (3rd) Business Day immediately following the date such new notice is delivered to Parent (but no such new notice will shorten the initial Intervening Event Notice Period).
(iv)   Notwithstanding anything to the contrary in this Agreement, the giving of a notice required by or otherwise complying with this Section 6.3(c) shall not constitute an Adverse Recommendation Change.
(d)   Application of this Provision to Representatives.   Any violation of the restrictions on the Company set forth in this Section 6.3 by any Representative of the Company or any of its Subsidiaries shall be a breach of this Section 6.3 by the Company.
(e)   Obligation to Terminate Discussions.   Subject to this Section 6.3, on the date hereof, the Company and its Subsidiaries shall, and the Company and its Subsidiaries shall cause its and their respective directors, officers and employees to, and will instruct its other Representatives to, (i) cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party and its Representatives conducted prior to the date hereof that would be prohibited by Section 6.3(a), and (ii) shall promptly request in writing that all copies of all confidential information that the Company or any of its Representatives have distributed or made available to any such Third Party or its Representatives in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such Third Party that contains, reflects or analyzes that information) be promptly destroyed or returned to the Company pursuant to the terms of any confidentiality or similar agreement with such Third Party, and cause any physical or virtual data room to no longer be accessible to or by any such Third Party or its Representatives.
(f)   Certain Definitions.   As used in this Agreement, the following terms shall have the following meanings:
(i)   “Acceptable Confidentiality Agreement” means a confidentiality agreement with the Company that is either (A) in effect as of the date hereof or (B) executed, delivered and effective after the date hereof, in each case, that contains terms no less favorable to the Company in any material respect than those contained in the Confidentiality Agreement (other than with respect to any standstill or similar provision) and that does not prohibit the Company from complying with this Agreement, including this Section 6.3, or provide for the reimbursement by the Company or any of its Subsidiaries of any of the counterparty’s costs or expenses;

(ii)   “Intervening Event” means a material fact, event, change or development in circumstances with respect to the Company or any of its Subsidiaries that (A) arises after the date hereof and was not known or reasonably foreseeable (or if known or reasonably foreseeable, the consequences or magnitude of which were not known or reasonably foreseeable) to the Board of Directors of the Company as of or prior to the date hereof and (B) does not involve or relate to (w) an Acquisition Proposal, (x) any change, in and of itself, in the price or trading volume of the shares of Common Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), (y) the fact, in and of itself, that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition) or (z) the timing of any consents, registrations, approvals, permits, clearances or authorizations required to be obtained prior to the Closing in connection with the Transactions; and
(iii)   “Superior Proposal” means a bona fide written Acquisition Proposal (with references to “20%” in the definition of Acquisition Proposal being deemed to be replaced with references to “50%”) by a Person or Group (other than Parent, Merger Subsidiary and their respective Affiliates) for at least a majority of the outstanding shares of Company Stock or all or substantially all of the consolidated assets of the Company and its Subsidiaries (taken as a whole) that (A) that was not solicited in breach of, and was not otherwise a breach of, this Section 6.3 and (B) the Board of Directors of the Company determines in good faith, after consultation with its financial advisor and outside legal counsel would, if consummated, result in a transaction that is more favorable from a financial point of view to the Company’s stockholders (in their capacities as such) than the Transactions after taking into account (x) all the legal, financial, regulatory and other terms and conditions of such Acquisition Proposal (including certainty and timing of closing, financing arrangements and the form, amount and timing of payment of consideration of such proposal), (y) the identity of the Person or Group making the proposal, and (z) any revisions or proposed revisions to the terms of this Agreement or any other agreement contemplated hereby in writing prior to the time of such determination.
Section 6.4   Access to Information.   Subject to Applicable Law and the Confidentiality Agreement, from the date hereof until the earlier to occur of the Effective Time and the termination of this Agreement pursuant to ARTICLE 10, upon reasonable advance notice, the Company shall (i) afford Parent and its Representatives reasonable access during normal business hours to the offices, properties, personnel, and books and records of the Company and its Subsidiaries; and (ii) furnish to Parent and its Representatives such financial and operating data and other information concerning the Company and its Subsidiaries (including their affairs, business and operations) as Parent and its Representatives may reasonably request; provided, that the Company shall not be obligated to provide such access or furnish such data or other information pursuant to this Section 6.4 to the extent that (A) doing so would violate Applicable Law, (B) doing so would waive the protection of an attorney-client privilege, attorney work product protection or other legal privilege, (C) such data or information is reasonably pertinent to a pending or threatened Proceeding against any member of the Parent Group and doing so would be adverse to the interests of the Company or any of its Subsidiaries in such Proceeding, (D) such data or information relates to (x) the Company’s interactions with other prospective buyers of the Company that occurred prior to the date of this Agreement, (y) the Company’s evaluation or negotiation of this Agreement or the Transactions, or (z) the Company’s analysis, valuation, or consideration of the Transactions or (E) such disclosure is access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound and such disclosure would violate or cause a default pursuant to, or give a third Person the right terminate or accelerate the rights pursuant to, such Contract; provided that the Company shall take reasonable action necessary to allow the disclosure of such information (or as much information as possible) in a manner that would not violate the foregoing clauses (A) through (E) and, if reasonably requested by Parent, to obtain waivers of such confidentiality obligations and otherwise allow for access to such information. Nothing in this Section 6.4 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Notwithstanding anything to the contrary in the Confidentiality Agreement, Parent shall be permitted to disclose any information furnished by or on behalf of the Company (whether obtained prior to or following the date hereof) in connection with any filings that Parent makes with a Governmental Authority, so long as (a) the disclosure of such information does not breach Parent’s obligations set forth in Section 8.1, and (b) if such disclosure will contain any Proprietary Information (as defined in the Confidentiality Agreement) pertaining to the Company or any of its Subsidiaries, Parent (i) uses reasonable best efforts to provide the Company with, as far in advance of such disclosure as is reasonably practicable, such portions of the text of such disclosure that contain or reflect such Proprietary Information and (ii) considers in good faith the Company’s timely suggestions concerning the scope and nature of such information that Parent proposes to disclose to such Governmental Authority. Any investigation conducted by Parent and its Representatives pursuant to this Section 6.4 shall be conducted in a manner that does not (i) unreasonably interfere with the conduct of the business or operations of the Company or any of its Subsidiaries or (ii) create a risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries. Any access to the offices or other properties of the Company or any of its Subsidiaries granted pursuant to this Section 6.4 will be subject to the Company’s and its Subsidiaries’ reasonable security measures and insurance requirements, and will not include the right of Parent or any of its Representatives to (and neither Parent nor any of its Representatives shall without the prior written consent of the Company) conduct or cause to be conducted any sampling, testing or other invasive investigation of the air, soil, soil gas, surface water, groundwater, building materials or other environmental media. Except as otherwise provided in this Section 6.4, the terms and conditions of the Confidentiality Agreement shall apply with respect to all information and access furnished by the Company or any of its Subsidiaries pursuant to this Section 6.4.
Section 6.5   Resignations.   At the written request of Parent, the Company shall cause any director or officer of the Company or any director or officer of any of the Company’s Subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time.
Section 6.6   FIRPTA Certificate.   At or prior to the Closing, the Company shall deliver to Parent a certificate and IRS notice in form and substance required under Treasury Regulations Section 1.897-2(h) and 1.1445-2(c) stating that the Company is not and has not been during the relevant period a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.
ARTICLE 7
Covenants of Parent
Parent agrees that:
Section 7.1   Obligations of Merger Subsidiary.   Parent shall execute a written consent approving and adopting this Agreement and the Transactions in its capacity as the sole stockholder of Merger Subsidiary and take all other actions necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger and the other Transactions on the terms and conditions set forth in this Agreement.
Section 7.2   Voting of Shares.   Parent shall vote all shares of Company Stock beneficially owned by it or any of its Subsidiaries (if any) in favor of the approval and adoption of this Agreement and the Transactions at the Company Stockholder Meeting.
Section 7.3   Director and Officer Liability.   Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to:
(a)   For at least six (6) years after the Effective Time, Parent and the Surviving Corporation shall indemnify and hold harmless the present and former officers and directors of the Company (each, an “Indemnified Person”) in respect of acts or omissions occurring at or prior to the Effective Time arising out of or related to (i) their service as an officer or director of the Company or its Subsidiaries; or (ii) services performed by such Indemnified Person at the request of the Company or its Subsidiaries, in each case, to the fullest extent permitted by the DGCL or any other Applicable Law.
(b)   For six (6) years after the Effective Time, Parent shall cause to be maintained in effect provisions in the Surviving Corporation’s certificate of incorporation and bylaws (or in such documents of any successor to the Surviving Corporation) regarding limitations of liability of directors and officers, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of this Agreement.
(c)   Prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable in the aggregate than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the Transactions or actions contemplated hereby); provided that in no event shall the Company expend premium amounts, in the aggregate, for such “tail” insurance policies pursuant to this sentence in excess of 300% of the annual premium paid by the Company for the D&O Insurance for the most recent calendar year ended prior to the date of this Agreement, which amount is set forth in Section 7.3(c) of the Company Disclosure Schedule (the “Maximum Premium”). If the Company or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date hereof with the Company’s current insurance carrier or with an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date hereof, or the Surviving Corporation shall purchase from the Company’s current insurance carrier or from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in the Company’s existing policies as of the date hereof; provided that in no event shall Parent or the Surviving Corporation be required to expend premium amounts, in the aggregate, for such policies pursuant to this sentence in excess of the Maximum Premium; and provided further that if the aggregate premiums of such insurance coverage exceed the Maximum Premium, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.
(d)   Parent and the Surviving Corporation shall pay on an as-incurred basis the reasonable and documented out-of-pocket fees and expenses of any Indemnified Person (including the reasonable fees and expenses of counsel) in advance of the final disposition of any Proceeding that is the subject of the right to indemnification in Section 7.3(a) and Section 7.3(b), provided that such Person shall undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable order, that such Person is not entitled to indemnification.
(e)   If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges with or into any other Person and shall not be the continuing or surviving Person of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.3.
(f)   The rights of each Indemnified Person under this Section 7.3 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, or under the DGCL or any other Applicable Law or under any agreement of any

Indemnified Person with the Company or any of its Subsidiaries, and nothing herein shall modify, abridge, narrow or restrict any such rights. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person, and such Indemnified Person’s successors, heirs and representatives. Each Indemnified Person shall be a third-party beneficiary of this Section 7.3. The Surviving Corporation shall pay all reasonable and documented out-of-pocket expenses, including reasonable outside attorneys’ fees, that may be incurred by any Indemnified Person in enforcing its indemnity, advancement and other rights under this Section 7.3; provided that such Person shall undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable order, that such Person is not entitled to indemnification. Notwithstanding any other provision of this Agreement, this Section 7.3 shall survive the consummation of the Merger indefinitely and shall be binding, jointly and severally, on all successors and assigns of Parent and the Surviving Corporation, and shall be enforceable by each Indemnified Person and their successors, heirs or representatives.
Section 7.4   Employee Matters.
(a)   For a period of twelve (12) months following the Effective Time (or, if earlier, until the date of termination of the relevant Continuing Employee) (the “Continuation Period”), Parent shall provide or cause the Surviving Corporation to provide to each individual who is a Company Employee immediately prior to the Effective Time and continues to be employed immediately following the Effective Time by Parent or the Surviving Corporation or any Subsidiary thereof (each, a “Continuing Employee”), (i) salary and target annual cash incentive opportunities that are each no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time, (ii) severance benefits on a severance-qualifying termination of employment that are no less favorable than those that would be provided to such Continuing Employee on a severance-qualifying termination of employment under the Employee Plan applicable to such Continuing Employee as in effect immediately prior to the Effective Time, in each case as identified on Section 4.17(a) of the Company Disclosure Schedule and (iii) other employee benefits (excluding any equity or equity-based, nonqualified deferred compensation, retention, incentive, bonus, change in control, transaction, defined benefit and post-employment welfare benefits) that are substantially comparable in the aggregate to those provided to such Company Employee by the Company or the applicable Subsidiary immediately prior to the Effective Time under the Employee Plans set forth on Section 4.17(a) of the Company Disclosure Schedule. Parent shall use reasonable best efforts to ensure that each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all benefit plans of Parent, the Surviving Corporation or their respective Subsidiaries (“Surviving Corporation Plans”) to the same extent coverage under any such Surviving Corporation Plan replaces coverage under the corresponding Employee Plan in which such Continuing Employee participates immediately prior to the Effective Time and to the same extent such waiting time requirements were satisfied under the corresponding Employee Plan. For the avoidance of doubt, any termination or modification of the Company’s Executive Severance Plan (whether during the Continuation Period or thereafter) must comply with Section 17 of such plan as in effect immediately prior to the date hereof.
(b)   With respect to all Surviving Corporation Plans (including any vacation, paid time-off and severance plans), for purposes of determining eligibility to participate, level of vacation and severance benefits, and vesting (but not for benefit accrual under any defined benefit plan or retiree welfare benefit plan or vesting under any equity compensation plan), each Continuing Employee’s service with the Company or any of its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer is recognized by the Company or such Subsidiary) as recognized under the applicable Employee Plan shall be treated as service with Parent or any of its respective Subsidiaries under the corresponding Surviving Corporation Plans, to the same extent such Continuing Employee was entitled, before the Effective Time, to credit for such service under the corresponding Employee Plan in which such Continuing Employee participated immediately prior to the Effective Time; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service.
(c)   With respect to any Surviving Corporation Plan that is a group health plan which any Continuing Employee is eligible to participate after the Effective Time, Parent shall, and shall cause the

Surviving Corporation to, use reasonable best efforts to (i) waive limitations as to preexisting condition exclusions and actively-at-work requirements with respect to participation and coverage requirements applicable to such Continuing Employees and their eligible dependents and beneficiaries, to the same extent such limitations were waived, satisfied or did not apply to such Continuing Employees or eligible dependents or beneficiaries under the corresponding Employee Plan that was a group health plan in which such Continuing Employees participated immediately prior to the Effective Time and (ii) during the plan year in which the Closing occurs, provide Continuing Employees and their eligible dependents and beneficiaries with credit for any co-insurance and deductibles paid prior to the Effective Time under the applicable Employee Plan that was a group health plan in satisfying any analogous deductible or out-of-pocket maximum requirements to the extent applicable under the corresponding Surviving Corporation Plan.
(d)   Except as otherwise provided in a governing Employee Plan, if a Continuing Employee’s employment is terminated by the Company and its Subsidiaries without cause (as determined by the Company in its good faith discretion or, if applicable, as defined in any Employee Plan that is, by its terms, applicable to the Continuing Employee) after the Closing Date and before the date on which bonuses are paid pursuant to any Employee Plan that is an annual cash-based bonus plan in which the Continuing Employee participates for the year in which the Effective Time occurs, such Continuing Employee shall be eligible to receive a prorated portion of the annual cash-based bonus that would otherwise be due to such Continuing Employee based on actual performance, and prorated based on the number of days the Continuing Employee was employed during the applicable performance period, subject to the Continuing Employee executing and not revoking a general release of claims in favor of the Company and its Subsidiaries on a form provided by the Company.
(e)   Nothing in this Section 7.4 shall apply to any Continuing Employee who is represented by a labor union, works council, or other labor organization as the terms and conditions of employment of any such Continuing Employee are governed exclusively by any applicable Labor Agreement. Prior to the Closing, the Company and its Subsidiaries shall fully and timely satisfy any notice, information, advice, consultation, bargaining or similar obligations owed to the Continuing Employees and their representatives and any Governmental Authority under Applicable Law or Labor Agreement with respect to the Transactions.
(f)   The provisions of this Section 7.4 are solely for the benefit of the parties to this Agreement, and no Company Employee, Continuing Employee or any other Person (including any beneficiary or dependent thereof) shall be regarded for any purpose as a Third Party beneficiary of this Agreement, and no provision of this Section 7.4 shall create such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or any compensation or benefit plan, program, agreement or policy of Parent or any of its Subsidiaries. Nothing herein shall be construed as an amendment to, modification, termination or establishment of, any Employee Plan, Surviving Corporation Plan or compensation or benefit plan, program, agreement or policy of Parent or any of its Subsidiaries, nor shall limit or prohibit Parent or any of its Subsidiaries from amending, modifying, terminating of establishing any benefit or compensation plan, program, agreement or policy.
ARTICLE 8
Covenants of Parent and the Company
The parties hereto agree that:
Section 8.1   Regulatory Authorizations and Consents.
(a)   Subject to the terms and conditions of this Agreement, the Company and Parent shall use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law, including the Antitrust Laws, to consummate the Transactions, including (i) preparing and filing as promptly as practicable with any Governmental Authority or other Third Party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the Transactions.
(b)   In furtherance and not in limitation of the foregoing, each of Parent and the Company shall (A) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable and in any event within ten (10) Business Days after the date hereof and will promptly make an appropriate response regarding any additional information and documentary material that may be requested by any Governmental Authority pursuant to the HSR Act and will use their reasonable best efforts to take other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable; and (B) as promptly as practicable after the date hereof, make all notices, filings or applications with respect to the Transactions required under the Antitrust Laws that constitute Required Regulatory Approvals and will promptly make an appropriate response regarding any additional information and documentary material that may be requested by any Governmental Authority pursuant to such Antitrust Laws and will use their reasonable best efforts to take other actions necessary to cause the expiration or termination of the applicable waiting periods under such Antitrust Laws as soon as practicable. Each of the Company and Parent shall use reasonable best efforts to provide such information as is reasonably requested by Parent or the Company in connection with, and for Parent’s or the Company’s use, as applicable, with respect to regulatory filings under applicable Antitrust Laws to the extent reasonably necessary for the Transactions and set forth on Section 8.1(b) of the Parent Disclosure Schedule. Parent will pay all filing fees under the HSR Act and the Antitrust Laws that constitute Required Regulatory Approvals. Neither party will extend directly or indirectly any waiting period under the HSR Act or any Antitrust Laws that constitute Required Regulatory Approvals (including by withdrawing and refiling any filing pursuant to the HSR Act or such Antitrust Laws) or enter into any agreement with a Governmental Authority to delay or not to consummate the Transactions contemplated hereby without the prior written consent of the other party. None of the parties hereto will, and the Company will cause its Subsidiaries and Parent will cause its Fund Affiliates not to, enter into any transaction or any agreement to effect any transaction that would reasonably be expected to materially delay or prevent the approval or expiration of waiting periods of any Governmental Authority of any of the filings under the HSR Act or Required Regulatory Approvals; provided, Parent and its Fund Affiliates may pursue the acquisition of one or more other Persons or business or assets of another Person as long as such acquisition would not reasonably be expected to prevent or materially delay the condition in Section 9.1(c) from being satisfied; provided, that, notwithstanding anything to the contrary in this Agreement, Parent shall not, and shall cause its Fund Affiliates not to, enter into any definitive agreement for any transaction that would require any filing under the notification and reporting requirements of the HSR Act or approval under any Antitrust Law that constitutes a Required Regulatory Approval, in each case, with respect to any acquisition of a Person that is materially engaged in packaging distribution, facilities solutions, or print solutions, or any acquisition of the assets of such Person utilized in such business activities, until the expiration or termination of the waiting period under the HSR Act or, as applicable, receipt of such Required Regulatory Approval with respect to the Transactions (but for the avoidance of doubt may take any such restricted action after such time).
(c)   Each party to this Agreement shall promptly notify the other parties hereto of any material oral or written communication it receives from any Governmental Authority relating to the matters that are the subject of Section 8.1, permit the other parties hereto to review in advance any substantive written communication proposed to be made by such party (or its Representatives) to any Governmental Authority and provide the other parties hereto with copies of all correspondence, filings or other written communications between them or any of their Representatives, on the one hand, and any Governmental Authority, on the other hand, with respect to this Agreement, subject to appropriate limitations on the exchange of competitively sensitive information consistent with Antitrust Laws. No party to this Agreement shall agree to participate in any meeting or substantive discussion with any Governmental Authority in respect of any such filings, investigation or other inquiry unless, to the extent reasonably practicable, it consults with the other parties hereto in advance and, to the extent reasonably practicable and permitted by such Governmental Authority, gives the other parties hereto the opportunity to attend and participate at such meeting. Subject to the Confidentiality Agreement and to appropriate limitations on the exchange of competitively sensitive information consistent with Antitrust Laws, the parties to this Agreement will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties hereto may reasonably request in connection with the foregoing and in seeking termination of any applicable waiting period.
(d)   Notwithstanding anything in this Agreement to the contrary, Parent agrees to take steps, and to make undertakings, necessary to avoid or eliminate impediments under any Antitrust Law that may be asserted by any Governmental Authority with respect to the Transactions so as to enable the consummation of the Transactions to occur no later than the End Date, including proposing, negotiating, committing to and effecting by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of such assets or businesses of Parent or otherwise taking or committing to take actions that limit Parent’s freedom of action with respect to, or its ability to retain or operate, any of the businesses, product lines or assets of Parent, in each case, as may be required in order to avoid the adoption or entry of, any Order in any Proceeding, which would otherwise have the effect of preventing or delaying the consummation of the Transactions. Further, and for the avoidance of doubt, Parent will use reasonable best efforts to ensure that no (x) requirement for any non-action, consent or approval of the Federal Trade Commission, the Antitrust Division of the United States Department of Justice or other Governmental Authority, (y) decree, judgment, injunction, temporary restraining order or any other Order in any Proceeding, or (z) other matter relating to or arising under any antitrust or competition Applicable Law, including the Antitrust Laws, that, in the case of each foregoing clause (x)-(z), would preclude the Closing by the End Date.
Section 8.2   Financing.
(a)   Subject to the terms and conditions of this Agreement, Parent and Merger Subsidiary shall use their reasonable best efforts to take, or cause to be taken, all appropriate actions and to do, or cause to be done, all things reasonably necessary to arrange and obtain the Financing on a timely basis (taking into account the required timing of the Closing) on terms and conditions not less favorable to Parent and Merger Subsidiary than those contained in the applicable Commitment Letters and the Fee Letter (including any “market flex” provisions that are contained in the Fee Letter), including using reasonable best efforts to (i) to cause the Debt Financing Sources to provide the Debt Financing on the Closing Date, (ii) maintain in effect the applicable Commitment Letters (subject to Parent’s right to replace, restate, supplement, modify, assign, substitute, waive or amend the Commitment Letters in accordance herewith) and comply with its obligations under the Commitment Letters, (iii) enter into definitive agreements with respect to the Debt Commitment Letter on terms and conditions no less favorable to Parent than those contained in the Debt Commitment Letter and the Fee Letter (including any such “market flex” provisions contained in the Fee Letter), (iv) satisfy on a timely basis (taking into account the required timing of the Closing) or obtain the waiver of all conditions applicable to Parent contained in the applicable Commitment Letters (or any definitive agreements related thereto) that are within Parent’s control and (v) consummate the Financing contemplated by the Commitment Letters and the Fee Letter at or substantially concurrently with the Closing. Parent shall provide the Company, upon reasonable request, with such information and documentation as shall be reasonably necessary to allow the Company to monitor the progress of such financing activities. Parent shall promptly notify the Company in writing (i) of any breach or default by any party to any Commitment Letter or definitive agreement related thereto and (ii) of the receipt by Parent or Merger Subsidiary or any of their Affiliates or Representatives of any written notice or other communication from any Person with respect to any (A) actual or potential breach, default, termination or repudiation by any party to any Commitment Letter or any definitive agreement related thereto or any provision of the financing contemplated pursuant to the Commitment Letters or any definitive agreement related thereto (including any proposal by any lender named in the Debt Commitment Letter to withdraw, terminate or make a material change in the terms of (including the amount of financing contemplated by) the Debt Commitment Letter) or (B) material dispute or disagreement between or among any parties to any Commitment Letter or any definitive agreement related thereto expected to provide any portion of the Financing.
(b)   Other than as set forth in this Section 8.2(b) or Section 8.2(c), prior to the Closing, Parent shall not, without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), (x) replace, amend, supplement, modify or waive any provision of the Equity Commitment Letter, (y) replace, amend, supplement, modify or waive any provision of the

Debt Commitment Letter or exercise any right to terminate any or all commitments under the Debt Commitment Letter or (z) otherwise consent to (i) any waiver of any provision or remedy under the Debt Commitment Letter, or (ii) any early termination of the Debt Commitment Letter (in each case, it being understood that the exercise of any “market flex” provisions contained in the Fee Letter shall not be deemed a replacement, amendment, supplement, modification, waiver exercise or consent), in each case, to the extent such replacement, amendment, supplement, modification, waiver, exercise or consent would (i) reduce the aggregate amount of the Financing such that Parent would not or does not have sufficient cash proceeds to permit Parent to pay all obligations of Parent hereunder due on the Closing Date or (ii) impose new or additional conditions, or otherwise replace, amend, supplement or modify any of the conditions, to the receipt of the Financing, in each case, in a manner that would reasonably be expected to (A) make the funding of the Financing (or the satisfaction of the conditions to obtaining the Financing) less likely to occur or (B) materially delay or prevent the Closing; provided that Parent may replace, amend, supplement or modify the Debt Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents or similar entities (or titles with respect to such entities) that have not executed the Debt Commitment Letter as of the date of this Agreement (it being understood that the aggregate commitments of the lenders party to the Debt Commitment Letter prior to such replacement, amendment, supplement or modification may be reduced in the amount of such additional party’s commitments (without, for the avoidance of doubt, any change in aggregate commitments thereunder)); provided, further, that Parent shall notify the Company in writing of any such replacement, amendment, supplement, entry into, termination or other modification of, or waiver of any of its rights under, any Commitment Letter (to the extent not requiring prior written consent pursuant to this Section 8.2(b)) reasonably promptly after the time such replacement, amendment, supplement, entry into, termination, modification or waiver is agreed. Upon any such replacement, amendment, supplement, entry into or other modification of, or waiver under, the Equity Commitment Letter or Debt Commitment Letter in accordance with this Section 8.2, the term “Equity Commitment Letter” or “Debt Commitment Letter”, as applicable thereto (and consequently the terms “Debt Financing,” “Equity Financing” and “Financing” shall mean the Equity Financing and the Debt Financing contemplated by such Commitment Letters as so replaced, amended, supplemented, modified, waived or entered into (including for the avoidance of doubt, in respect of any Alternative Financing)), shall mean such Commitment Letter as so replaced, amended, supplemented, modified, waived or entered into.
(c)   If all or any portion of the Debt Financing becomes unavailable prior to the End Date on the terms and conditions set forth in the Debt Commitment Letter and the Fee Letter (including any “market flex” provisions that are contained in the Fee Letter) (other than as a result of the Company’s breach of any provision of this Agreement, or failure to satisfy the conditions set forth in Section 9.1 or Section 9.2), Parent shall, (A) promptly notify the Company of such unavailability and the reason therefor and (B) use its reasonable best efforts to arrange and obtain the Debt Financing or such portion of the Debt Financing from the same or alternative sources, which may include one or more of a senior secured debt financing, an offering and sale of notes, or any other financing or offer and sale of other debt securities, or any combination thereof, in an amount such that the aggregate funds that would be available to Parent at the Closing will be sufficient to pay the Required Amounts (the “Alternative Financing”); provided that Parent shall not be required to arrange or obtain any Alternative Financing having terms and conditions (including “market flex” provisions), less favorable to Parent than those contained in the Debt Commitment Letter and the Fee Letter; provided, further, that Parent shall deliver to the Company complete and correct copies of all replacements, amendments, supplements, other modifications or agreements pursuant to which any Alternative Financing shall be made available to Parent and Merger Subsidiary reasonably promptly after the time such replacements, amendments, supplements, other modifications or agreements are agreed (provided, that the evidence and/or amount of fees, flex provisions, pricing terms, pricing caps and other commercially sensitive information set forth therein or in any fee letter may be redacted; provided further, that, in each case, such redactions do not relate to any terms that would be reasonably likely to adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount (except as a result of increased original issue discount or upfront fees resulting from the exercise of “price flex”) of such Alternative Financing). In such event, the term “Debt Financing” as used in this Agreement shall be deemed to include any Alternative Financing (and consequently the term “Financing” shall include the Equity Financing and the Alternative Financing), and the term “Debt Commitment Letter” as used in this Agreement shall be deemed to include the commitment letter with respect to such Alternative Financing (and consequently the term “Commitment Letters” shall include the Equity Commitment Letter and the commitment letter with respect to such Alternative Financing).
(d)   During the period between the date hereof and the Closing Date, upon the reasonable request of Parent and Merger Subsidiary, and at Parent and Merger Subsidiary’s sole cost and expense to the extent subject to the Reimbursement Obligations, the Company shall use reasonable best efforts to, and shall use reasonable best efforts to cause its Affiliates to, and shall use reasonable best efforts to cause any of its and their respective Representatives (including legal and accounting representatives) to, provide customary cooperation in connection with the Debt Financing or any non-convertible high-yield bonds being issued as part of or in lieu of all or a portion of the Debt Financing, including:
(i)   furnishing Parent and Merger Subsidiary and the Debt Financing Sources, as promptly as reasonably practicable, all Required Information;
(ii)   using reasonable best efforts to cause senior management of the Company, with appropriate seniority and expertise, to assist in preparation and participate in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead arrangers, bookrunners or agents for, and prospective lenders and buyers of, the Debt Financing), presentations, road shows, sessions with rating agencies, due diligence sessions, drafting sessions and sessions between senior management and the Debt Financing Sources in connection with the Debt Financing or any non-convertible high-yield bonds being issued as part of or in lieu of all or a portion of the Debt Financing, in each case with appropriate advance notice and at times and locations to be mutually agreed between Parent and the Company;
(iii)   using reasonable best efforts in (A) providing assistance with the preparation of materials for rating agency presentations, high-yield roadshow presentations and offering memoranda, bank information memoranda, private placement memoranda, bridge teasers, syndication memoranda, customary offering documents, lender presentations and other customary marketing materials required in connection with the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing (collectively, the “Debt Marketing Materials”), (B) providing reasonable cooperation with the due diligence efforts of the Debt Financing Sources to the extent reasonable and customary (and, to the extent applicable, subject to the limitations contained in this Agreement) and (C) providing customary authorization letters with respect to the Company authorizing the distribution of information to prospective lenders and investors (including customary 10b-5 and material non-public information representations);
(iv)   reasonably facilitating the pledging of, granting of security interests in and obtaining perfection of any liens on collateral in connection with the Debt Financing, or any high yield bonds being issued in lieu of all or a portion of the Debt Financing; provided, that any obligations contained in all such agreements and documents shall be executed and effective no earlier than the Closing;
(v)   (A) obtaining documents and delivering notices reasonably requested by Parent or the Debt Financing Sources relating to the prepayment, termination or redemption (within the time periods required by the relevant governing agreement) of the existing Funded Indebtedness of the Company (including that certain ABL Credit Agreement, dated as of July 1, 2014 (as amended as of August 11, 2016, as amended and restated as of April 9, 2020, as amended as of May 20, 2021, as amended as of March 17, 2023 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), among the Company and certain of its Affiliates, in their capacities as borrowers, the other borrowers from time to time party thereto, the lenders from time to time party thereto, Bank of America, N.A., administrative agent and ABL collateral agent, and the other parties thereto) and the release of related Liens and related guarantees, including the payoff letters provided for in Section 8.2(e) (it being understood and agreed that any prepayment is (and shall be) contingent upon the occurrence of the Closing and no actions shall be required which would obligate the Companies to complete such prepayment prior to the occurrence of the Closing) and (B) promptly, and in any event no later than four (4) Business Days prior to the Closing, providing all documentation and other information that any lender, provider or arranger of any Debt Financing or trustee for the high-yield bonds has reasonably requested in connection with such Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, Title III of Pub. L.107-56 (signed into law October 26, 2001, as amended from time to time) and the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as amended from time to time), in each case, as requested at least nine (9) Business Days prior to the Closing Date;
(vi)   assisting in the preparation, execution and delivery of definitive financing documents, including any credit agreement, indentures, notes, guarantee and collateral documents, pledge and security documents, customary closing certificates and documents and back-up therefor and for legal opinions in connection with the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing (including executing and delivering a solvency certificate from the chief financial officer or treasurer (or other comparable officer) of the Company (in the form attached as Annex I to Exhibit E of the Debt Commitment Letter)) and other customary documents as may reasonably be requested by Parent or the Debt Financing Sources, but in no event shall any of the items described in this clause (vi) be effective until as of or after the Closing;
(vii)   using reasonable best efforts to assist Parent in benefiting from the existing lending relationships of the Company;
(viii)   using reasonable best efforts to cooperate with Parent and Parent’s efforts to obtain corporate and facilities ratings and landlord waivers and estoppels, as reasonably requested by Parent;
(ix)   using reasonable best efforts to take all corporate, limited liability company, partnership or other similar actions reasonably requested by Parent or any Debt Financing Source to permit the consummation of the Debt Financing or any high-yield bonds being issued in lieu of any portion of the Debt Financing; provided that no such actions shall be required to be effective prior to the Closing (and for the avoidance of doubt, the general partner, board of directors, managing member, or other equivalent governing bodies of Parent and/or Merger Subsidiary shall enter into any resolutions, consents, approvals or other closing arrangements on behalf of the Company and its Subsidiaries as may be required by the Debt Financing Sources pursuant to the Debt Commitment Letter at, or as of, the Closing);
(x)   using reasonable best efforts to cause Deloitte & Touche LLP (and any other auditor to the extent financial statements audited or reviewed by such auditor are or would be included in an offering memorandum) to (A) furnish to Parent and the Debt Financing Sources, consistent with customary practice to the extent reasonably requested by Parent, customary comfort letters (including “negative assurance” comfort and change period comfort) and consents, together with drafts of such comfort letters that such independent auditors of the Company are prepared to deliver upon “pricing” and “closing” of any high-yield bonds being issued in lieu of all or a portion of the Debt Financing, and deliver such comfort letters upon the “pricing” and “closing” of any such high-yield bonds, with respect to financial information relating to the Company, as reasonably requested by Parent or the Debt Financing Sources, as necessary or customary for financings similar to the Debt Financing or any high-yield bonds being issued in lieu of all or a portion of the Debt Financing and (B) attend accounting due diligence session and drafting sessions;
(xi)   using reasonable best efforts to (A) permit the Debt Financing Sources to evaluate the Company’s current assets, properties, rights, inventory, cash management and accounting systems, and policies and procedures relating thereto for the purpose of establishing collateral arrangements to the extent customary and reasonable and (B) establish bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing, provided that such agreements and arrangements will only be effective upon Closing;

(xii)   using reasonable best efforts to grant the Debt Financing Sources on reasonable terms and upon reasonable requests, at reasonable times and on reasonable notice, access to the Company’s properties, rights, assets and cash management and accounting systems (including cooperating in and facilitating the completion of customary field examinations, collateral audits, asset appraisals and surveys);
(xiii)   subject to any customary requirements of any providers thereof (including confidentiality and non-reliance arrangements), using reasonable best efforts to furnish to Parent and the Debt Financing Sources any existing field examinations, collateral audits and asset appraisals and surveys of the Company prepared in connection with the Existing Credit Agreement;
(xiv)   furnishing the “borrowing base certificate” required to be delivered pursuant to clause (c) of the paragraph titled “Conditions Precedent to Initial Extensions of Credit” in Exhibit D to the Debt Commitment Letter;
(xv)   if Deloitte & Touche LLP shall have withdrawn its audit opinion with respect to any audited financial statements of the Company included in the Required Information, furnishing Parent and the Debt Financing Sources as soon as practicable and in any event prior to the Closing Date with a new unqualified audit opinion with respect to such financial statements by Deloitte & Touche LLP or another nationally-recognized independent public accounting firm reasonably acceptable to Parent;
(xvi)   if (A) (1) any of the financial statements included in the Required Information shall have been restated or (2) the Company, the Company’s board of directors or similar governing body or Deloitte & Touche LLP shall have determined that a restatement of any such financial statements is required and (B) the Company or Deloitte & Touche LLP, as applicable, has not subsequently determined and confirmed in writing to Parent that no restatement shall be required in accordance with GAAP, furnishing Parent and the Debt Financing Sources as soon as practicable and in any event prior to the Closing Date with such restated financial statements; and
(xvii)   using reasonable best efforts to cooperate with Parent to satisfy the conditions precedent to the Debt Financing or any high yield bonds being issued in lieu of any portion of the Debt Financing to the extent within the direct control of the Company (other than for the avoidance of doubt any such conditions precedent of the nature set forth in Sections 1, 2, 3 and 4 of Exhibit E to the Debt Commitment Letter).
Notwithstanding anything in the foregoing sentence to the contrary, (A) nothing in this Section 8.2(d) shall require such cooperation to the extent it would (1) unreasonably disrupt or interfere with the business or operations of the Company and its Subsidiaries or (2) require the Company, any of its Affiliates or any of its or their Representatives to (v) agree to pay any fees or reimburse any expenses prior to the Closing Date unless such fees and expenses are subject to the expense reimbursement provisions set forth in the last sentence of this paragraph below or to incur any other liabilities that are effective prior to the Closing Date (except to the extent such liabilities are subject to the indemnity set forth in the final sentence of this paragraph below); (w) give any indemnities that are effective prior to the Closing Date (except to the extent such indemnities are subject to the indemnity set forth in the final sentence of this paragraph below); (x) become subject to any obligation under any certificate, agreement, arrangement, document or instrument relating to the Debt Financing that is not contingent upon the Closing or is effective prior to the Closing (except (I) any certificate of the chief financial officer of the Company with respect to financial information (including pro forma financial information) included in the Debt Marketing Materials that is required to be delivered upon “pricing” and closing of the high-yield bonds, (II) the authorization letters set forth in Section 8.2(d)(iii)(C), (III) the prepayment, termination or redemption documents and notices set forth in Section 8.2(d)(v)(A) above, (IV) the “know-your-customer” and anti-money laundering documents contemplated by Section 8.2(d)(v)(B) above), (V) any customary certificate of the chief financial officer of the Company, solely related to factual matters, and reasonably requested by Parent’s counsel in connection with the delivery of any customary legal opinions such counsel may be required to deliver to the Debt Financing Sources and (VI) the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” set forth in Section 8.2(d)(x) above (and for the avoidance of doubt, the general partner, board of directors, managing member, or other equivalent governing bodies of Parent and/or Merger Subsidiary shall enter into or any resolutions, consents, approvals or other closing arrangements on behalf of the Company and its Subsidiaries as may be required by the Debt Financing Sources pursuant to the Debt Commitment Letter at, or as of, the Closing); (y) require their respective boards of directors or equivalent governing bodies to pass resolutions or consents to approve or authorize any such agreement with respect to the Financing prior to the Closing (and for the avoidance of doubt, the general partner, board of directors, managing member, or other equivalent governing bodies of Parent and/or Merger Subsidiary shall enter into or provide any resolutions, consents, approvals or other closing arrangements on behalf of the Company and its Subsidiaries’ as may be required by the Debt Financing Sources pursuant to the Debt Commitment Letter at, or as of, the Closing); or (z) subject to the parenthetical in the foregoing clause (x), deliver any certificate or take any other action that would reasonably be expected to result in personal liability to a director, officer or other personnel, deliver any legal opinion or otherwise provide any information or take any action to the extent it would result in a loss or waiver of any privilege; and (B) none of the Company, any of its Affiliates or their respective Representatives shall be required under this Section 8.2(d) to (q) take any action that would encumber any of the assets of any of the Company or its Subsidiaries prior to the Closing; (r) prepare pro forma financial statements or provide any financial information of the type excluded from Required Information; (s) prepare the initial draft of any definitive documents for the anticipated Financing, including any pledge or security documents, guarantees, definitive financing documents or other certificates, incumbencies or other similar documents or (t) take action, provide access to or disclose information that would jeopardize any attorney-client privilege or other similar privilege of the Company or any of its Subsidiaries or which is restricted or prohibited under Applicable Law or would be taken, provided or disclosed in breach of any Contract applicable to the Company or any of its Subsidiaries. Parent shall (a) promptly, after written request by the Company, reimburse the Company, its Subsidiaries and their respective Representatives for all costs and expenses (including, to the extent incurred at the request or consent of Parent, reasonable attorneys’ fees) incurred by the Company, its Subsidiaries or any of their respective Representatives in connection with the Financing, including the cooperation contemplated by this Section 8.2(d); and (b) indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from, against and in respect of all losses, damages, claims, costs or expenses (including reasonable attorneys’ fees) actually suffered or incurred by any of them in connection with the Financing and any information used in connection therewith to the fullest extent permitted by Applicable Law, except to the extent that any of the foregoing arises from (x) the bad faith, gross negligence or willful misconduct of, or material breach of this Agreement by, the Company, its Subsidiaries or any of their respective Representatives, as applicable (as determined by a court of competent jurisdiction in a final and non-appealable decision), or (y) information provided by the Company or any of its Representatives, as applicable, containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not materially misleading ((a) and (b), collectively, the “Reimbursement Obligations”).
(e)   The Company shall have delivered, or caused to be delivered to Parent, executed copies of customary payoff letters, drafts of which will be provided to Parent by Company no later than three (3) Business Days prior to the Closing Date, from the agent, lenders and/or creditors for the existing Funded Indebtedness of the Company, which payoff letters shall (i) provide for the payment in full of the total amount of outstanding Funded Indebtedness due to such agent, lender and/or creditor as of the Closing (including accrued interest and any prepayment fees or penalties or other amounts due as a result of the consummation of the transactions contemplated by this Agreement), (ii) release any Liens and any guarantee obligations related to such Funded Indebtedness and (iii) be in form and substance reasonably satisfactory to Parent, and any termination statements or other releases as may be reasonably required to evidence the satisfaction of such Funded Indebtedness and the release of associated Liens contemplated thereby, along with any documents and notices reasonably requested by Parent relating to the prepayment, termination or redemption (within the time periods required by the relevant governing agreement) of such Funded Indebtedness, and any termination statements or other releases as may be reasonably required to evidence the release of associated Liens contemplated thereby, along with any documents and notices reasonably requested by Parent relating to such release of Liens and guarantees (within the time periods required by the relevant governing agreement) under such Indebtedness;

(f)   The condition to the Closing set forth in Section 9.2(a), as applied to the Company’s performance of and compliance with the covenants and agreements in this Section 8.2, shall be deemed to be satisfied unless the financing contemplated by the Debt Financing has not been obtained as a proximate result of the Company’s failure to undertake reasonable best efforts with respect to its obligations under this Section 8.2. For the avoidance of doubt, the obtaining of any Debt Financing or any other third-party financing, is not a condition to the Closing.
(g)   The Company shall use commercially reasonable efforts, and shall use commercially reasonable efforts to cause its Affiliates to, supplement the Required Information on a reasonably current basis to the extent that any such Required Information, to the knowledge of the Company, when taken as a whole and in light of the circumstances under which such statements were made, contains any material misstatement of fact or omits to state any material fact necessary to make such information not materially misleading.
(h)   The Company hereby consents (and hereby causes its Subsidiaries to consent) to the use of its and their logos, names, service marks and trademarks in connection with the Financing, and hereby consents to marketing of the Financing for all purposes of the Confidentiality Agreement; provided, that such logos are used solely in a manner that is not intended to, nor reasonably likely to, harm or disparage the Company or the Company’s Subsidiaries.
(i)   At the reasonable request of Parent, the Company shall use reasonable best efforts to (i) file a Form 8-K with the SEC and (ii) post on Debtdomain, IntraLinks, SyndTrak Online or similar electronic means, disclosing information reasonably requested by Parent relating to the Company for purposes of permitting such information to be included in the Debt Marketing Materials to be provided to potential investors who do not wish to receive material nonpublic information with respect to any of Parent, the Company, any of their respective Affiliates or any of their respective securities.
(j)   Notwithstanding anything in this Agreement to the contrary, nothing in this Section 8.2 shall require, and in no event shall the “reasonable best efforts” of Parent or Merger Subsidiary under this Section 8.2 be deemed or construed to require, Parent or Merger Subsidiary to (i) seek the Equity Financing from any source other than those counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter, (ii) incur or pay any fees or other amounts in excess of those contemplated by the Commitment Letters (whether to secure waiver of any conditions contained therein or otherwise) or (iii) waive any of the terms or conditions of this Agreement.
Section 8.3   Proxy Statement.   As soon as reasonably practicable following the date hereof, the Company shall prepare and file with the SEC the preliminary Proxy Statement for use in connection with the solicitation of proxies from the Company’s stockholders for use at the Company Stockholder Meeting. The Company shall cause the Proxy Statement to comply as to form and substance in all material respects with Applicable Law. The Company will use its reasonable best efforts to cause the Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable following the latest of confirmation from the SEC or its staff that it will not comment on, or that it has no additional comments on the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth (10th) day after filing the preliminary Proxy Statement that the SEC will or will not be reviewing the Proxy Statement. The Company will consult in good faith with Parent prior to such mailing with respect to the timing of such mailing. The Company will advise Parent, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for an amendment or supplement to the Proxy Statement, any receipt of or comments from the SEC or its staff thereon and responses thereto or requests by the SEC or its staff for additional information. The Company shall not file with the SEC the Proxy Statement or any amendment or supplement thereto and shall not correspond or otherwise communicate in writing with the SEC or its staff with respect to the Proxy Statement without providing Parent a reasonable opportunity to review and comment thereon, and the Company will consider in good faith any comments to the Proxy Statement provided by Parent or its Representatives, and, with respect to the making of any such filing, without Parent’s prior written consent (e-mail being sufficient and such consent not to be unreasonably withheld, conditioned or delayed). The Company, after reasonable consultation with Parent (unless made pursuant to a telephone call initiated by the SEC), and including comments reasonably proposed by Parent or its Representatives, will use its reasonable best efforts to respond as promptly as practicable to any comments made by the SEC with respect to the Proxy Statement. The Company shall ensure that none of the information supplied by it for inclusion in the Proxy Statement will, at the date of mailing to stockholders of the Company or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Company, on the one hand, and Parent and Merger Subsidiary, on the other hand, will furnish all information concerning it and its Affiliates, if applicable, as the other party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement. If prior to the Company Stockholder Meeting any event occurs with respect to Company or any Subsidiary of Company, or any change occurs with respect to information supplied by or on behalf of Company or Parent, respectively, for inclusion in the Proxy Statement or any information relating to Company, Parent or any of their Representatives shall be discovered by Company, Parent or Merger Subsidiary, that, in each case, is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company or Parent, as applicable, shall promptly notify the other of such event, and the Company shall promptly file with the SEC (and Parent shall cooperate with the Company with respect to the filing of) any necessary amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as required by Applicable Law, in disseminating the information contained in such amendment or supplement to the Company’s stockholders.
Section 8.4   Public Announcements.   The initial press release regarding the Transactions has been approved by each of Parent and the Company. Parent and the Company shall consult with each other before issuing any other press release, having any communication with the press (whether or not for attribution), making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to this Agreement or the Transactions and, except in respect of any public statement or press release as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association (in which case the party required to issue the release or make the announcement shall use reasonable efforts to provide the other party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and shall give reasonable and good faith consideration to any such comments proposed by the other party), shall not issue any such press release or make any such other public statement or schedule any such press conference or conference call without the consent of the other party; provided that this Section 8.4 shall not restrict the Company from taking any actions in connection with any Superior Proposal or Intervening Event solely to the extent permitted by Section 6.3. Notwithstanding the foregoing, Parent, Merger Subsidiary and their respective Affiliates may, without consultation or consent, make ordinary course disclosure and communication to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions, and as reasonably required in connection with the Debt Financing.
Section 8.5   Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
Section 8.6   Notices of Certain Events.   To the extent reasonably practicable and permitted by Applicable Law, each of the Company and Parent shall promptly after becoming aware thereof notify the other of:
(a)   any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions;
(b)   subject to Section 8.1, any notice or other communication from any Governmental Authority in connection with the Transactions; and
(c)   any notice or other material communication from any proxy voting advisory firm in connection with the Transactions (and the parties shall cooperate with each other in connection with any correspondence with any such proxy voting advisory firm in connection with the Transactions).

Section 8.7   Section 16 Matters.   Prior to the Effective Time, the Company shall take all such steps as may be required to cause the Transactions and any disposition of Company Stock (including derivative securities with respect to Company Stock) in connection with the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.
Section 8.8   Transaction Litigation.   The Company shall notify Parent promptly of the commencement of any stockholder litigation brought or threatened in writing against the Company or its directors or officers relating to the Transactions (“Transaction Litigation”) and shall keep Parent reasonably informed with respect to the status thereof (including by providing copies of all material documents with respect thereto). The Company shall be entitled to direct and control the defense of any Transaction Litigation; provided, however, that the Company shall consult with Parent regarding, and shall give Parent the right to participate in, the defense, negotiation or settlement of any Transaction Litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined), the Company shall give reasonable and good faith consideration to Parent’s advice with respect to such Transaction Litigation. The Company shall give Parent a reasonable opportunity to review, and shall consider in good faith any comments Parent timely provides with respect to, any document production in connection with any Transaction Litigation. In no event shall the Company enter into or agree to any settlement with respect to such Transaction Litigation without Parent’s consent (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary in this Section 8.8, any Transaction Litigation relating to the Dissenting Shares will be governed by Section 2.4.
Section 8.9   Takeover Laws; Release under Confidentiality Agreement.   Each of Parent, Merger Subsidiary and the Company and the members of their respective Boards of Directors shall use their respective reasonable best efforts to ensure that the restrictions on business combinations contained in any Takeover Law (or provision in the certificate of incorporation or bylaws of the Company (including, for the avoidance of doubt, Article TENTH of the certificate of incorporation of the Company)) is or becomes applicable to this Agreement, the Support Agreement, or the Transactions. If the restrictions on business combinations in any Takeover Law (or provision in the certificate of incorporation or bylaws of the Company (including, for the avoidance of doubt, Article TENTH of the certificate of incorporation of the Company)) becomes, or may purport to be, applicable to this Agreement, the Support Agreement, or the Transactions, each of Parent, Merger Subsidiary and the Company and the members of their respective Boards of Directors shall use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions and the transactions contemplated by the Support Agreement may be consummated by the date required by Section 2.1(b) on the terms and conditions contemplated hereby and otherwise act to lawfully eliminate the restrictions on business combinations contained in any Takeover Law (or provision in the certificate of incorporation or bylaws of the Company (including, for the avoidance of doubt, Article TENTH of the certificate of incorporation of the Company)). The Company hereby agrees that, effective as of the time that the Company Stockholder Approval is obtained, Parent and its Affiliates are automatically and without any further action by any party, released from the use restrictions and “standstill” provisions contained in the Confidentiality Agreement.
Section 8.10   Stock Exchange Delisting; Deregistration.   Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Applicable Laws and rules and policies of the New York Stock Exchange to cause the delisting of the Company Stock from the New York Stock Exchange and the deregistration of the Company Stock under the 1934 Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.
ARTICLE 9
Conditions to the Merger
Section 9.1   Conditions to the Obligations of Each Party.   The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to Applicable Law) of the following conditions at or prior to the Closing:
(a)   the Company Stockholder Approval shall have been obtained;

(b)   no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Applicable Law (whether temporary, preliminary or permanent) that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Merger that shall still be in effect; and
(c)   (i) any applicable waiting period under the HSR Act relating to the Merger shall have expired or been earlier terminated and (ii) all other approvals under Antitrust Laws relating to the Merger set forth on Section 9.1(c) of the Company Disclosure Schedule (such other approvals, the “Required Regulatory Approvals”) shall have been obtained (including by expiration of applicable waiting period or express approval, consent or authorization of the relevant Governmental Authority).
Section 9.2   Conditions to the Obligations of Parent and Merger Subsidiary.   The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver (where permissible under Applicable Law) of the following further conditions at or prior to the Closing:
(a)   the Company shall have performed and complied with in all material respects all of its obligations and agreements hereunder required to be performed or complied with by it at or prior to the Closing;
(b)   (i) each of the representations and warranties of the Company contained in (x) Section 4.5(a), (y) the second sentence of Section 4.5(b) and (z) Section 4.5(c) shall be true and correct in all respects, in each case except for any de minimis inaccuracies at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), (ii) each of the other representations and warranties of the Company contained in Section 4.5(b) shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing Date as if made as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), (iii) each of the representations and warranties of the Company contained in Section 4.1, Section 4.2, Section 4.5(d), Section 4.6(a), Section 4.6(b), Section 4.22, Section 4.23 and Section 4.24: (A) to the extent not qualified or limited by the word “material,” “materiality” or “Material Adverse Effect” as set forth therein, shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (B) to the extent qualified or limited by the word “material,” “materiality” or “Material Adverse Effect” as set forth therein, shall have been true and correct at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), and (iv) each of the other the representations and warranties of the Company contained in this Agreement (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true and correct as of the date of this Agreement and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), except, in the case of this clause (iv), for any failures of such representations and warranties to be so true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(c)   since the date of this Agreement, there shall have been no Effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect; and
(d)   Parent shall have received a certificate signed by an executive officer of the Company certifying that the conditions in Section 9.2(a), Section 9.2(b) and Section 9.2(c) are satisfied.
Section 9.3   Conditions to the Obligations of the Company.   The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible under Applicable Law) of the following further conditions at or prior to the Closing:
(a)   each of Parent and Merger Subsidiary shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing;

(b)   (i) each of the representations and warranties of Parent contained in Section 5.1, Section 5.2, and Section 5.6 shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (ii) each of the other representations and warranties of Parent contained in this Agreement (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), except, in the case of this clause (ii), for any failures of such representations and warranties to be so true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and
(c)   the Company shall have received a certificate signed by an executive officer of Parent certifying that the conditions in Sections 9.3(a) and (b) are satisfied.
ARTICLE 10
Termination
Section 10.1   Termination.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time as follows:
(a)   by mutual written agreement of the Company and Parent;
(b)   by either the Company or Parent, if:
(i)   the Merger has not been consummated on or before May 6, 2024 (the “End Date”); provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to any party hereto if the failure of the Merger to be consummated by the End Date was primarily caused by the failure of such party to perform any of its obligations under this Agreement;
(ii)   any Order by a court or other Governmental Authority of competent jurisdiction permanently restraining, enjoining, rendering illegal or otherwise permanently prohibiting consummation of the Merger shall have become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(ii) shall not be available to a party if the issuance of such Order was primarily caused by the failure of such party to perform any of its obligations under this Agreement;
(iii)   at the Company Stockholder Meeting (including any adjournment or postponement thereof in accordance with this Agreement) at which a vote is taken on the adoption of this Agreement, the Company Stockholder Approval shall not have been obtained;
(c)   by Parent, if an Adverse Recommendation Change shall have occurred;
(d)   by the Company, prior to the time the Company Stockholder Approval is obtained, in order to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal in accordance with Section 6.3(b)(ii); provided that concurrently with such termination the Company pays the Company Termination Fee to Parent pursuant to Section 11.4; provided, further, that the right to terminate this Agreement pursuant to this Section 10.1(d) shall not be available to the Company if it has breached any covenant or agreement set forth in Section 6.3;
(e)   by Parent if (i) there shall have been a breach of any covenant or agreement on the part of the Company set forth in this Agreement or (ii) there shall be or have been any inaccuracy in any representation or warranty of the Company set forth in ARTICLE 4 of this Agreement, in each case of clauses (i) and (ii), (A) such that any of the conditions set forth in Section 9.2(a) or Section 9.2(b) would not be satisfied, and (B) such breach or failure to be accurate is not cured within thirty (30) days after the giving of notice of such breach or inaccuracy by Parent to the Company; provided, that the right to terminate this Agreement pursuant to this Section 10.1(e) shall not be available to Parent if

Parent or Merger Subsidiary is then in breach of any covenant or agreement contained in this Agreement or there shall be or have been any inaccuracy in any representation or warranty of Parent or Merger Subsidiary contained in this Agreement, which breach or inaccuracy would result in a failure of a condition set forth in Section 9.1 or Section 9.3;
(f)   by the Company if (i) there shall have been a breach of any covenant or agreement on the part of Parent or Merger Subsidiary set forth in this Agreement or (ii) there shall be or have been any inaccuracy in any representation or warranty of Parent and Merger Subsidiary set forth in ARTICLE 5 of this Agreement, in each case of clauses (i) and (ii), (A) such that any of the conditions set forth in Section 9.3(a) or Section 9.3(b) would not be satisfied, and (B) such breach or failure to be accurate is not cured within thirty (30) days after the giving of notice of such breach or inaccuracy by the Company to Parent; provided, that the right to terminate this Agreement pursuant to this Section 10.1(f) shall not be available to the Company if the Company is then in breach of any covenant or agreement contained in this Agreement or there shall be or have been any inaccuracy in any representation or warranty of the Company contained in this Agreement, which breach or inaccuracy would result in a failure of a condition set forth in Section 9.1 or Section 9.2; or
(g)   by the Company if (i) the Marketing Period has ended, (ii) the Closing has not occurred on or prior to the date required pursuant to Section 2.1(b), (iii) all of the conditions set forth in Section 9.1 and Section 9.2 have been (and remain) satisfied or, to the extent permissible, waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but which are then capable of being satisfied), (iv) the Company has irrevocably notified Parent in writing at least three (3) Business Days prior to such termination that the Company is ready, willing and able to consummate, and will consummate, the Closing and that all of the closing conditions set forth in Section 9.3 have been satisfied or irrevocably waived, and the Company intends to terminate this Agreement pursuant to this Section 10.1(g) and (v) Parent shall have failed to consummate the Closing within three (3) Business Days following receipt of such irrevocable written notice.
The party desiring to terminate this Agreement pursuant to this Section 10.1 (other than pursuant to Section 10.1(a)) shall give notice of such termination to the other party.
Section 10.2   Effect of Termination.   If this Agreement is validly terminated pursuant to Section 10.1, this Agreement shall become void and of no further force or effect and the Transactions shall be abandoned and each of the parties hereto shall be relieved of its duties and obligations arising under this Agreement from and after the date of such termination and such termination shall be without liability of any party hereto (or any stockholder or Representative of such party) to any other party hereto; provided that, subject to the terms of this Section 10.2 and the limitations on liability set forth in Section 11.4(e) and Section 11.4(f):
(a)   The Guarantee (to the extent surviving by its terms), the provisions of this Section 10.2, Section 8.4, and ARTICLE 11 (other than specific performance of any obligations to consummate the Closing pursuant to Section 11.12) (and the corresponding definitions of any defined terms used in each of those sections) shall survive any termination hereof pursuant to Section 10.1 in accordance with their terms and subject in all respects to Section 11.4 and Section 11.13.
(b)   Neither the Company nor Parent shall be relieved or released from any liabilities or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs) arising out of its fraud or Willful Breach occurring prior to termination of this Agreement; provided, however, that any such liabilities or damages shall, (A) in the case of Parent, be subject to the applicable limitations set forth in Section 11.4(e) and in no event will Parent and Merger Subsidiary (and, for the avoidance of doubt, the other members of the Parent Group) have any monetary liability or be required to pay any monetary damages for an aggregate amount (including any payment of the Parent Termination Fee and any monetary damages for fraud or Willful Breach or for any other reason) greater than an amount equal to (1) the Parent Termination Fee plus (2) the Company Enforcement Expenses (subject to the Expenses Cap), plus (3) the Reimbursement Obligations and (B) in the case of the Company, be subject to the applicable limitations set forth in Section 11.4(f). For purposes of this Agreement, “Willful Breach” means any material breach of any of the representations, warranties, covenants or agreements set forth in this Agreement that is the consequence of an action or omission by any party if such party knew or should have known that the taking of such action or the failure to take such action would be a breach of such representation, warranty, covenant or agreement set forth in this Agreement.
(c)   Following the termination of this Agreement, Parent shall pay and perform the Reimbursement Obligations as and to the extent required by Section 8.2(d).
ARTICLE 11
Miscellaneous
Section 11.1   Notices.   All notices, requests and other communications to any party hereunder shall be in writing (including electronic mail (“e-mail”) transmission) and shall be given, if to the Company, to:
Veritiv Corporation
1000 Abernathy Road NE, Bldg. 400
Ste. 1700, Atlanta, GA 30328
Attention:
Susan Salyer

E-mail:
susan.salyer@veritivcorp.com

with a copy (which shall not constitute notice) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attention:
W. Scott Ortwein

Justin R. Howard
E-mail:
scott.ortwein@alston.com

justin.howard@alston.com
if to Parent or Merger Subsidiary, to:
c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attention:
Nathan K. Sleeper

Robert C. Volpe
Ian A. Rorick
Kirsten Colwell
E-mail:
nsleeper@cdr-inc.com

rvolpe@cdr-inc.com
irorick@cdr-inc.com
kcolwell@cdr-inc.com
with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attention:
Richard J. Campbell, P.C.

Kevin W. Mausert, P.C.
John Mason Wilkes
E-mail:
rcampbell@kirkland.com

kmausert@kirkland.com
john.wilkes@kirkland.com

and
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:
David Klein, P.C.

Rachael G. Coffey, P.C.
E-mail:
dklein@kirkland.com

rachael.coffey@kirkland.com
or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the location of receipt (except, in the case of e-mail transmission, if the sender receives an out-of-office or similar automatically generated response). Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
Section 11.2   No Survival of Representations, Warranties and Agreements.   The representations, warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except that any covenants and agreements that are to be performed in whole or in part after the Effective Time shall survive the Effective Time until fully performed.
Section 11.3   Amendments and Waivers.
(a)   Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the Company Stockholder Approval has been obtained there shall be no amendment or waiver that would require the further approval of the stockholders of the Company under the DGCL without such approval having first been obtained.
(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 11.4   Expenses and Termination Fee.
(a)   General.   Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
(b)   Company Termination Fee.
(i)   If this Agreement is terminated by Parent pursuant to Section 10.1(c), then the Company shall pay to Parent or its designee the Company Termination Fee within two (2) Business Days after such termination.
(ii)   If this Agreement is terminated by the Company pursuant to Section 10.1(d), then the Company shall pay to Parent or its designee the Company Termination Fee concurrently with and as a condition to such termination.
(iii)   If (A) this Agreement is terminated by Parent or the Company pursuant to Section 10.1(b)(i) (at a time when the conditions set forth in Section 9.1(b) (to the extent relating to an Antitrust Law) or Section 9.1(c) have been satisfied or are capable of being satisfied if the date of such termination was the Closing Date) or Section 10.1(b)(iii), or by Parent pursuant to Section 10.1(e); (B) after the date of this Agreement and (x) prior to such termination in the case of a termination pursuant to Section 10.1(b)(i) or Section 10.1(e) or (y) prior to the Company Stockholder Meeting in the case of a termination pursuant to Section 10.1(b)(iii), an Acquisition Proposal shall have been publicly announced (or become publicly known) or otherwise been communicated to the Board of Directors of the Company (or a committee thereof) or the

Company’s stockholders and, in any such case, not publicly and irrevocably withdrawn at least five (5) Business Days prior to the Company Stockholder Meeting; and (C) within twelve (12) months following the date of such termination, an Acquisition Proposal shall have been consummated or the Company enters into a definitive agreement for an Acquisition Proposal (provided that for purposes of this clause (C), each reference to “20%” in the definition of Acquisition Proposal shall be deemed to be a reference to “50%”), then the Company shall pay to Parent or its designee in immediately available funds, concurrently with the occurrence of the applicable event described in clause (C), the Company Termination Fee.
(iv)   “Company Termination Fee” means $74,446,700.
(v)   The parties agree and acknowledge that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion.
(c)   Parent Termination Fee.
(i)   If this Agreement is terminated by the Company pursuant to Section 10.1(g) or a Qualifying Breach Termination, then Parent shall pay the Parent Termination Fee to the Company in immediately available funds, within two (2) Business Days after receipt of the Company’s valid termination notice pursuant to Section 10.1(g) or a Qualifying Breach Termination.
(ii)   “Parent Termination Fee” means $148,893,400.00.
(iii)   The parties agree and acknowledge that in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion.
(d)   Each party acknowledges that the agreements contained in this Section 11.4 are an integral part of the Transactions and that, without these agreements, the other parties would not enter into this Agreement. Accordingly, if the Company fails to pay the Company Termination Fee, and in order to obtain such payment Parent commences a legal Proceeding against the Company that results in a judgment for monetary damages against the Company requiring the Company to pay any such amount, the Company shall also pay to Parent all reasonable and documented out-of-pocket costs and expenses incurred by Parent in connection with such Proceeding to enforce this Agreement that results in such a judgment against the Company for such amount, together with interest on such unpaid amount at the publicly announced prime rate as published by the Eastern Edition of The Wall Street Journal (the “Prime Rate”) from the date such amount was required to be paid hereunder to (but excluding) the payment date (collectively, the “Parent Enforcement Expenses”). If Parent fails to pay the Parent Termination Fee to the extent and when due pursuant to this Section 11.4, and in order to obtain such payment the Company commences a legal Proceeding against Parent or Merger Subsidiary that results in a judgment against Parent or Merger Subsidiary requiring Parent or Merger Subsidiary to pay any such amount, Parent shall also pay to the Company all reasonable and documented out-of-pocket costs and expenses incurred by the Company in connection with such Proceeding to collect the Parent Termination Fee that results in such a judgment against Parent or Merger Subsidiary for such amount, together with interest on such unpaid amount at the Prime Rate from the date such amount was required to be paid hereunder to (but excluding) the payment date (collectively, the “Company Enforcement Expenses”). In no event will the Parent Enforcement Expenses, on the one hand, or the Company Enforcement Expenses, on the other hand, exceed $5,000,000 (the “Expenses Cap”). None of Parent or any other member of the Parent Group shall be required to pay more than the Expenses Cap in respect of the Company Enforcement Expenses. None of the Company or any other member of the Company Group shall be required to pay more than the Expenses Cap in respect of the Parent Enforcement Expenses.
(e)   Notwithstanding anything to the contrary in this Agreement, but subject to the last sentence of this Section 11.4(e), the Company’s right to either (i) seek an order of specific performance against Parent prior to the termination of this Agreement as permitted by and subject to the requirements of Section 11.12 or (ii) validly terminate this Agreement pursuant to Section 10.1(g) or a Qualifying Breach Termination and receive the Parent Termination Fee, any Company Enforcement Expenses (subject to the Expenses Cap) and any Reimbursement Obligations (including the Company’s right to enforce the Guarantee to receive such Parent Termination Fee, Company Enforcement Expenses (subject to the Expenses Cap) and Reimbursement Obligations from the Guarantor if due and payable in accordance with and subject to the limitations in this Agreement and the Guarantee), if any, to the extent payable pursuant to Section 11.4(c), Section 11.4(d) and Section 8.2(d), respectively, shall be the Company’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against any of (A) Parent, Merger Subsidiary, the Guarantor, the Equity Investor and the Debt Financing Sources, (B) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of Parent, Merger Subsidiary or any Equity Investor and/or (C) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Parent Group”) in respect of this Agreement, any agreement executed in connection herewith, including the Equity Commitment Letter and the Guarantee, and the Transactions (including the Financing), including any breach or termination of this Agreement or any such other agreement and the failure of the Merger or any such other transaction to be consummated. Notwithstanding the foregoing, this Section 11.4(e) will not relieve Parent or Merger Subsidiary from (I) any liability for any fraud or Willful Breach of this Agreement, in each case occurring prior to the termination of this Agreement, except that (A) under no circumstances will any member of the Parent Group (including Parent and Merger Subsidiary) have liability for damages based upon, relating to, resulting from, in connection with or arising out of this Agreement (including any payment of the Parent Termination Fee and any monetary damages including for fraud or Willful Breach) that exceed, in the aggregate, the amount of the Parent Termination Fee plus the Company Enforcement Expenses (subject to the Expenses Cap) and (B) in no event shall Parent be required to pay both damages under this Agreement and the Parent Termination Fee; or (II) their obligations to pay and perform the Reimbursement Obligations. In furtherance of the foregoing, in no event will the Company or any members of the Company Group seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, any monetary recovery or award (other than (1) the Parent Termination Fee to the extent owed pursuant to Section 11.4(c), any Company Enforcement Expenses (subject to the Expenses Cap), in each case from Parent (or the Guarantor under the Guarantee) and any Reimbursement Obligations, or (2) subject to the limitations in this Section 11.4(e), monetary recovery or award for fraud or Willful Breach of this Agreement occurring prior to the termination of this Agreement) against any member of the Parent Group, and in no event will the Company be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages (other than (1) the Parent Termination Fee to the extent owed pursuant to Section 11.4(c), any Company Enforcement Expenses (subject to the Expenses Cap) and any Reimbursement Obligations or (2) subject to the limitations in this Section 11.4(e), monetary recovery or award for fraud or Willful Breach of this Agreement occurring prior to the termination of this Agreement, in each case, from Parent (or the Guarantor under the Guarantee)) against any member of the Parent Group for, or with respect to, this Agreement or any other agreement executed in connection herewith, the Merger, the transactions contemplated by this Agreement or any other agreement executed in connection herewith, the termination of this Agreement, any matters forming the basis of such termination, the failure to consummate the Merger or any claims or actions under Applicable Law arising therefrom.
(f)   Notwithstanding anything to the contrary in this Agreement, but subject to the penultimate and final sentences of this Section 11.4(f), the right of Parent and Merger Subsidiary to either (i) seek an order of specific performance against the Company prior to the termination of this Agreement as permitted by and subject to the requirements of Section 11.12 or (ii) validly terminate this Agreement in accordance with ARTICLE 10 and receive the Company Termination Fee, to the extent payable pursuant to Section 11.4(b), shall be Parent and Merger Subsidiary’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against (A) the Company and its Subsidiaries, (B) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of the Company or its Subsidiaries or (C) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Company Group”) in respect of this Agreement, any agreement executed in connection herewith and the Transactions, including any breach or termination of this Agreement or any such other agreement and the failure of the Merger or any such other transaction to be consummated. Notwithstanding the foregoing, this Section 11.4(f) will not relieve the Company from any liability for any fraud or Willful Breach of this Agreement occurring prior to the termination of this Agreement, In no event will Parent or Merger Subsidiary be entitled to (1) payment of both monetary damages and the Company Termination Fee, or (2) both (x) payment of any monetary damages or the Company Termination Fee, as applicable, and (y) a grant of specific performance of this Agreement or any other equitable remedy against the Company that results in the Closing.
(g)   Each party acknowledges that the Company Termination Fee and the Parent Termination Fee do not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate a party for the disposition of its rights under this Agreement in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.
Section 11.5   Binding Effect; Benefit; Assignment.
(a)   Except as set forth in Section 7.3 and Section 10.2(b), the parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder, except (A) the rights of holders of (i) shares of Company Stock to receive the Merger Consideration, (ii) Company RSU Awards to receive the Company RSU Consideration, (iii) Company PSU Awards to receive the Company PSU Consideration, (iv) Company Director Equity Awards to receive the applicable Company Director Equity Award Consideration, and (v) Company PBU Awards to receive the Company PBU Consideration, as applicable, in each case in accordance with ARTICLE 2 if, and only if, the Effective Time occurs; and (B) as set forth in or contemplated by (i) Section 7.3 (with respect to Indemnified Persons) if, and only if, the Effective Time occurs, (ii) Section 11.4 (with respect to the members of the Parent Group and the members of the Company Group) and (iii) Section 11.13 (with respect to the members of the Parent Group and the members of the Company Group); provided, that Clayton, Dubilier & Rice LLC is an express third party beneficiary with respect to each consent and waiver granted hereunder with respect to the Confidentiality Agreement.
(b)   No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may, upon prior notice to the Company, transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of their Affiliates at any time, (ii) after the Effective Time, to any Person, or (iii) any Debt Financing Source pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assign as collateral in respect of the Debt Financing; provided that such transfer or assignment shall not relieve Parent or Merger Subsidiary of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Subsidiary. Any purported assignment in violation of this Agreement is void.
Section 11.6   Governing Law.   This Agreement, and all Proceedings (whether in contract, in tort or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the Transactions, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of any jurisdictions that would cause the application of the laws of any jurisdiction other than the State of Delaware.
Section 11.7   Jurisdiction.   All Proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement or the Transactions shall be heard and determined exclusively in the Court of Chancery of the State of Delaware (or, if the Chancery Court declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware), and the parties irrevocably submit to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such Proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such Proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. The parties agree that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. The parties hereto agree that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.
Section 11.8   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE GUARANTEE, THE EQUITY COMMITMENT LETTER, THE FINANCING OR THE TRANSACTIONS.
Section 11.9   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
Section 11.10   Entire Agreement.   This Agreement, the Guarantee, the Equity Commitment Letter, the Confidentiality Agreement and the Support Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
Section 11.11   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.
Section 11.12   Specific Performance.
(a)   Subject to Section 11.12(b), the parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that any breach of this Agreement would not be adequately compensated by monetary damages, and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. The pursuit of specific enforcement by any party hereto will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time.
(b)   Notwithstanding the foregoing or anything else to the contrary in this Agreement, the parties agree that, prior to the valid termination of this Agreement in accordance with Section 10.1, the

Company may seek and obtain an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Equity Financing to be funded at the Closing and to specifically enforce Parent’s obligation to consummate the Closing at the time the Closing is required to occur on the terms and conditions set forth herein, in each case, if and only if (and only so long as): (i) Parent fails to consummate the Closing on or prior to the date required pursuant to Section 2.1(b), (ii) all of the conditions set forth in Section 9.1 and Section 9.2, respectively, have been satisfied or, to the extent permissible, waived (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but which are then capable of being satisfied), (iii) the Debt Financing has been funded in accordance with the terms and conditions thereof or will be funded at the Closing in accordance with the terms and conditions of the Debt Commitment Letter if the Equity Financing is funded, in each case in accordance with the terms thereof and in an aggregate amount sufficient to fund the Required Amounts, (iv) the Company has irrevocably notified Parent in writing that the Company is ready, willing and able to consummate, and will consummate, the Closing in accordance with the terms hereof and, if the Debt Financing and Equity Financing are funded, the Company shall take such actions that are required of it by this Agreement to consummate the Closing, as of such date, pursuant to the terms of this Agreement and (v) Parent shall have failed to consummate the Closing within three (3) Business Days following receipt of such irrevocable notice.
Section 11.13   No Recourse.   Without limiting Section 11.4, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no member of the Company Group and no member of the Parent Group (other than the Guarantor to the extent and subject to the limitations set forth in the Guarantee or the Equity Investor to the extent and subject to the limitations set forth in the Equity Commitment Letter, in each case subject to the terms and conditions of this Agreement) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting Section 11.4, in no event shall the Company or any of its Affiliates or other member of the Company Group, on the one hand, and Parent, Merger Subsidiary or any of their respective Affiliates or other member of the Parent Group on the other hand, and each of the member of the Company Group and member of the Parent Group agrees not to and to use reasonable best efforts to cause its respective controlled Affiliates and other member of the Company Group or member of the Parent Group, as applicable, not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any member of the Parent Group or any member of the Company Group, as applicable, not a party to this Agreement (other than to the extent permitted by, and subject to the limitations of, the Guarantee and the Equity Commitment Letter and the terms and conditions of this Agreement).
Section 11.14   Debt Financing.   Notwithstanding anything in this Agreement to the contrary, each of Parent, Merger Subsidiary and the Company on behalf of itself, its Subsidiaries and its Affiliates, hereby: (a) agrees that any Proceeding of any kind or description, whether in contract or in tort or otherwise, involving the Debt Financing Sources, arising out of or relating to this Agreement, the Debt Commitment Letter or the Debt Financing or any definitive agreements entered into in connection with the Debt Financing or any of the Transactions or the transactions contemplated thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such action, suit or proceeding to the exclusive jurisdiction of such court; (b) agrees that any such Proceeding shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in the Debt Commitment Letter or other applicable definitive agreement relating to the Debt Financing; (c) agrees not to bring or support or permit any of its Subsidiaries to bring or support any Proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Source in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter or any of the Transactions or the transactions contemplated thereby or the performance of any services thereunder in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (d) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Proceeding in any such court; (e) knowingly, intentionally and voluntarily waives to the fullest extent permitted by Applicable Law trial by jury in any Proceeding brought against the Debt Financing Sources in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter or any of the Transactions or the transactions contemplated thereby or the performance of any services thereunder; (f) agrees that none of the Debt Financing Sources will have any liability to the Company or any of its Subsidiaries or any of their respective Affiliates or representatives relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letter or any of the Transactions or the transactions contemplated thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise, (g) agrees that (and each other party hereto agrees that) the Debt Financing Sources are express third party beneficiaries of, and may enforce any of the provisions of Section 11.4(e) and this Section 11.14, and (h) agrees that the provisions of Section 11.4(e), this Section 11.14 and the definition of “Debt Financing Sources” (and any other provisions of this Agreement to the extent a modification thereof would affect the substance of any of the foregoing) shall not be amended in any way adverse to the Debt Financing Sources without the prior written consent of the Lenders. Notwithstanding the foregoing, nothing in this Section 11.14 shall in any way limit or modify the rights and obligations of Parent and Merger Subsidiary under this Agreement or any Debt Financing Sources’ obligations to Parent and Merger Subsidiary under the Debt Commitment Letter or Parent and Merger Subsidiary (and following the Closing Date, the Company or any of the Company’s Subsidiaries), under the definitive agreements governing the Debt Financing. This Section 11.14 shall, with respect to the matters referenced herein, supersede any provision of this Agreement to the contrary.
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the next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.
VERITIV CORPORATION
By:

Name:
Title:
VERDE PURCHASER, LLC
By:

Name:
Title:
VERDE MERGER SUB, INC.
By:

Name:
Title:

Annex B
August 6, 2023
Board of Directors
Veritiv Corporation
1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, GA 30328
Members of the Board:
We understand that Veritiv Corporation, a Delaware corporation (the “Company”), Verde Purchaser, LLC, a Delaware limited liability company (“Parent”), and Verde Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated August 6, 2023 (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Subsidiary with and into the Company, with the Company continuing as the surviving corporation. Pursuant to the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Stock”) immediately prior to the Merger (other than each share of Company Stock held by the Company as treasury stock or owned by any subsidiary of the Company or by Parent or any subsidiary of Parent immediately prior to the Merger or any Dissenting Shares (as defined in the Merger Agreement)) will be converted into the right to receive $170.00 per share in cash (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement. We further understand that approximately 24.5% of the outstanding shares of Company Stock is owned by certain limited partnerships of which The Baupost Group, L.L.C. is the managing general partner (comprising Baupost Limited Partnership 1983 A-1, Baupost Limited Partnership 1983 B-1, Baupost Limited Partnership 1983 C-1, PB Institutional Limited Partnership, YB Institutional Limited Partnership, Baupost Value Partners, L.P.-I, Baupost Value Partners, L.P.-II, Baupost Value Partners, L.P.- III and Baupost Value Partners, L.P.-IV) (collectively, “Baupost”).
You have asked for our opinion as to whether the Merger Consideration to be received by the holders of shares of Company Stock pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of the Company Stock (other than Baupost, Parent and their respective affiliates).
For purposes of the opinion set forth herein, we have:
1)
Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)
Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)
Reviewed certain financial projections prepared by the management of the Company;

4)
Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)
Reviewed the reported prices and trading activity for the Company Stock;

6)
Compared the financial performance of the Company and the prices and trading activity of the Company Stock with that of certain other publicly-traded companies comparable with the Company and their securities;

7)
Participated in certain discussions and negotiations with representatives of Parent; and

8)
Reviewed the Merger Agreement, the draft equity commitment letter from certain equity investors substantially in the form of the draft dated August 6, 2023 (the “Equity Commitment Letter”),

the draft debt commitment letter from certain lenders substantially in the form of the draft dated August 6, 2023 (the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Commitment Letters”) and certain related documents.
We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain debt and equity financing in accordance with the terms set forth in the Commitment Letters and that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to legal, tax, and regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the stockholders of the Company Stock in the transaction. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. This opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to enter into the Merger Agreement or proceed with any other transaction contemplated by the Merger Agreement.
We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. In the two and a half years prior to the date hereof, we and our affiliates have provided certain investment banking and other financial services to the Company, Parent and its majority-controlled affiliates and Baupost, and have received certain fees in connection with financial advisory and financing services provided to such entities, including as disclosed in our letter to the Board of Directors of the Company dated May 8, 2023. Morgan Stanley may also seek to provide financial advisory and financing services to such entities and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Company, Parent, Baupost or any of their respective affiliates, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.
In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with the Company in connection with this transaction, may have committed, and may commit in the future, to invest in investment funds managed by Parent, Baupost, or any of their respective affiliates, or in affiliates of Morgan Stanley that may hold direct equity and/or partnership interests in private equity funds managed by Parent, Baupost, or any of their respective affiliates.

This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. Morgan Stanley expresses no opinion or recommendation as to how the holders of shares of Company Stock should act or vote in connection with any of the transactions contemplated by the Merger Agreement.
Morgan Stanley’s precedent transactions analysis was not used as a component of Morgan Stanley’s fairness analysis because the selected transactions were not, in Morgan Stanley’s professional judgement and experience, similar enough to make a meaningful comparison. No company or transaction reviewed in the precedent transactions analysis is similar enough on business or financial profile, market and financial conditions at the time of the transaction, and industry growth and cycle at the time of the transaction.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be received by the holders of shares of the Company Stock pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of the Company Stock (other than Baupost, Parent and their respective affiliates).
Very truly yours,
MORGAN STANLEY & CO. LLC
By:
Paul Kwak Managing Director

Annex C
Execution Version
Confidential
VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”), dated as of August 6, 2023, is entered into by and among Veritiv Corporation, a Delaware corporation (the “Company”), Verde Purchaser, LLC, a Delaware limited liability company (“Parent”) and the undersigned stockholders, severally and not jointly (each, a “Stockholder” and, collectively, the “Stockholders”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Verde Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Subsidiary”), are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Subsidiary with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, each Stockholder is the record holder and/or “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of the number of shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Common Stock owned of record or beneficially by such Stockholder as of the date hereof (the “Owned Shares”); and
WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, Parent has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders and Parent hereby agree as follows:
1.   Agreement to Vote the Covered Shares; Proxy.
1.1   Agreement to Vote and Support.   Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the stockholders of the Company (the “Company Stockholders”), including any postponement, recess or adjournment thereof, or in any other circumstances in which the Company Stockholders act (including by written consent), the Stockholders agree to, and if applicable, to cause their controlled Affiliates to, unconditionally and irrevocably affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) (and not to withdraw any such vote or consent with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by the Stockholders or their respective controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, (ii) the adoption of any amended and restated Merger Agreement or amendment to the Merger Agreement that, in any such case, does not decrease the Merger Consideration, extend the End Date or result in the Merger Agreement being less favorable to the Company Stockholders than the Merger Agreement in effect as of the date of this Agreement (excluding, for avoidance of doubt, any such adverse amendment), (iii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.2 of the Merger Agreement, and (iv) the approval of any other proposal considered and voted upon by the Company Stockholders at any Company Stockholder Meeting (or by written consent) necessary or desirable for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, or any other proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement, (iii) any reorganization, recapitalization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent or materially impede or materially delay the consummation of the Merger or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b), collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company Stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholders do not have any obligation to vote the Covered Shares in any particular manner. In the event that the Company and Parent agree to effectuate the transactions contemplated by the Merger Agreement by means of a tender offer, each Stockholder shall tender (and shall not withdraw), or cause to be tendered (and cause to not withdraw), all of its Covered Shares pursuant to and in accordance with the terms of such tender offer prior to the time required for such Covered Shares to be validly tendered for acceptance in such tender offer.
1.2   Proxy.   Each Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact the officers of Parent, each of them individually, with full power of substitution and resubstitution, to vote such Stockholder’s Covered Shares in accordance with Section 1.1 at the Company Stockholder Meeting (including any postponement, recess or adjournment thereof) in respect of such Stockholder’s Covered Shares (to the extent such Covered Shares are entitled to so vote) prior to the Termination Date at which any Supported Matters are to be considered; provided, however, for the avoidance of doubt, that each Stockholder shall retain at all times the right to vote such Stockholder’s Covered Shares (or to direct how such Covered Shares shall be voted) in such Stockholder’s sole discretion on matters other than Supported Matters. This proxy is coupled with an interest, is (or will be, as applicable) given as an additional inducement of Parent to enter into this Agreement and shall be irrevocable prior to the Termination Date, at which time any such proxy shall terminate. Parent may terminate this proxy with respect to such Stockholder at any time at its sole election by written notice provided to such Stockholder.
2.   Termination.   This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms; (ii) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects the consideration payable to the Stockholders pursuant to the Merger Agreement as in effect on the date hereof; (iii) the Effective Time; or (iv) May 6, 2024 (such date of the earliest to occur of any event set forth in any of the foregoing clauses (i), (ii), (iii) or (iv), the “Termination Date”); provided that the provisions set forth in Sections 9 through 22 shall survive the termination of this Agreement; and provided, further, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach of this Agreement that may have occurred at or before such termination. For the purpose hereof, “Willful Breach” means any material breach of any of the representations, warranties, covenants or agreements set forth in this Agreement that is a consequence of an action or omission by any party if such party knew or should have known that the taking of such action or the failure to take such action would be a breach of such representation, warranty, covenant or agreement set forth in this Agreement.
3.   Certain Covenants of the Stockholders.
3.1   Transfers.   Beginning on the date hereof until the Termination Date, the Stockholders hereby covenant and agree that, except (x) for the Transfer of the Covered Shares to their Affiliates (provided such transferee executes a voting agreement on the same terms as the terms of this Agreement)

or (y) as expressly contemplated pursuant to this Agreement or the Merger Agreement, the Stockholders shall not, and shall direct their Affiliates and their Representatives not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) Transfer or enter into any Contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares, (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares or (iv) commit or agree to take any of the foregoing actions; provided that, after such time as the Company Stockholder Approval has been obtained, notwithstanding anything to the contrary herein, the Stockholders shall be permitted to Transfer Covered Shares with no requirement for the transferee to sign a voting or support agreement and after which any such Transferred shares shall cease to be Covered Shares. Any Transfer in violation of this Section 3.1 shall be void ab initio. For the purpose hereof, “Transfer” means (i) any direct or indirect sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer, or entry into any option or other Contract, arrangement or understanding with respect to any sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer (whether by merger, consolidation, division, conversion, operation of law or otherwise), of any Covered Shares or beneficial ownership or voting power therein (including by operation of law) (in each case other than this Agreement), (ii) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney with respect to such Covered Shares or (iii) any contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) or (ii) above.
3.2   Documentation and Information.   Except as required by Applicable Law, the Stockholders shall not, and shall direct their Representatives not to, other than in the case of an amendment to a Schedule 13D or 13G that discloses this Agreement, make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent and the Company (such consent not to be unreasonably withheld, conditioned or delayed). The Stockholders consent to and hereby authorize Parent and Merger Subsidiary, on the one hand, and the Company, on the other hand, to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Merger Subsidiary reasonably determines to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, the Stockholders’ identities and respective ownership of the Covered Shares, the existence of this Agreement and the nature of the Stockholders’ commitments and obligations under this Agreement, and the Stockholders acknowledge that Parent and Merger Subsidiary or the Company, as applicable, may, in Parent’s or the Company’s, as applicable, sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority; provided that Parent and Merger Subsidiary shall not publish or disclose the Stockholders’ identities in a press release without the Stockholders’ prior approval. Each party hereto agrees to use its reasonable best efforts to promptly (a) give the other parties any information such party or parties, as applicable, may reasonably require for the preparation of any such disclosure documents, and (b) notify the other parties of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such party shall become aware that any such information shall have become false or misleading in any material respect. Notwithstanding the foregoing, Parent shall use its reasonable best efforts to provide the Stockholders with advance notice and an opportunity to review any such publication made by Parent or Merger Subsidiary to the extent such publication discloses information with respect to the Stockholders which has not been previously disclosed, and will consider in good faith any reasonable comments thereon made by the Stockholders.
3.3   No Solicitation.   The Stockholders shall, and shall cause their respective directors, officers and employees not to, shall direct their Representatives not to, and shall not authorize or permit any of their Representatives to, directly or indirectly, (i) solicit, initiate, propose or knowingly take any action to facilitate or encourage any inquiries or the making or submission of any proposal or offer that constitutes, or would reasonable be expected to lead to, any Acquisition Proposal, (ii) enter into or participate in any discussions, communications or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries, or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, any Third Party relating to or in furtherance of, any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal, (iii) (x) approve, endorse or recommend any proposal, or (y) enter into any agreement in principle, merger agreement, acquisition agreement, option agreement, letter of intent (binding or non-binding) or other similar Contract, in each case of clause (x) or (y), relating to any Acquisition Proposal or any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal or (iv) resolve or agree to do any of the foregoing. Notwithstanding the foregoing, the Stockholders may participate in discussions and negotiations with any Third Party with whom the Company’s Board of Directors is engaging in negotiations or discussions pursuant to and in compliance with Section 6.3 of the Merger Agreement, solely for the purpose of entering into a voting agreement with such Third Party on substantially similar terms to the terms hereof. On the date hereof, the Stockholders shall, and shall cause their respective directors, officers and employees to, and will instruct their other Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party and its Representations conducted prior to the date hereof that would be prohibited by the other provisions of this Section 3.3.
3.4   Proxy Statement; Schedules 13G and 13D.   Each Stockholder will use its reasonable best efforts to furnish all information concerning such Stockholder and its Affiliates to Parent and the Company that is reasonably necessary for the preparation and filing of the Proxy Statement, and will otherwise reasonably assist and cooperate with Parent and the Company in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments thereto received from the SEC. If applicable and to the extent required under Applicable Law, each Stockholder shall promptly and in accordance with Applicable Law amend its Schedule 13G or Schedule 13D filed with the SEC to disclose this Agreement and shall use its reasonable best efforts to provide Parent with advance notice of all such amendments and an opportunity to review all such amendments and will consider in good faith any reasonable comments thereon made by Parent.
4.   Representations and Warranties of the Stockholders.   Each Stockholder hereby represents and warrants as follows:
4.1   Due Authority.   Each Stockholder is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. The Stockholders have all requisite corporate or other similar power and authority and have taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of the Stockholders is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholders of this Agreement. This Agreement has been duly executed and delivered by the Stockholders and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of the Stockholders enforceable against the Stockholders in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.
4.2   No Conflict.   The execution and delivery of, compliance with and performance by the Stockholders of this Agreement does not and will not (i) conflict with or result in any violation or breach of any provision of the respective certificate of formation or operating agreement or similar organizational documents of the Stockholders, (ii) conflict with or result in a violation or breach of any Applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholders are entitled, under any Contract binding upon the Stockholders, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholders, except in the case of the foregoing clauses (ii), (iii) and (iv), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholders of their obligations under this Agreement.
4.3   Consents.   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the

Stockholders in connection with the execution and delivery of this Agreement or the consummation by the Stockholders of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the 1934 Act, the 1933 Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any Required Regulatory Approvals, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the performance by the Stockholders of its obligations under this Agreement.
4.4   Ownership of the Owned Shares.   The Stockholders are, as of the date hereof, the record and beneficial owners of the Owned Shares, all of which are free and clear of any Liens, other than those created by this Agreement or arising under applicable securities laws. The Stockholders do not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire, or that are exercisable for, or convertible or exchangeable into, shares of capital stock of the Company, in each case other than the Owned Shares. The Stockholders have the sole right to vote the Owned Shares, and none of the Owned Shares are subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, the Stockholders have not entered into any agreement to Transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by the Stockholders.
4.5   Absence of Litigation.   As of the date hereof, there is no Proceeding pending or threatened in writing against, or, to the knowledge of the Stockholders, threatened orally against the Stockholders that would reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Merger or the performance by the Stockholders of their obligations under this Agreement.
5.   Representations and Warranties of Parent.   Parent hereby represents and warrants to the Stockholders as follows:
5.1   Due Authority.   Parent is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Parent has all requisite organizational power and authority and has taken all organizational action necessary (including approval by the board of directors or applicable organizational bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other organizational action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.
5.2   No Conflict.   The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws or similar organizational documents of Parent or similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any Applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.
6.   Non-Survival of Representations, Warranties and Covenants.   The representations, warranties and covenants contained herein shall not survive the Effective Time.

7.   Waiver of Appraisal and Dissenter Rights and Certain Other Actions.   The Stockholders hereby irrevocably and unconditionally waive, to the fullest extent of the law, and agree to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL with respect to all of the Owned Shares with respect to the Merger and the transactions contemplated by the Merger Agreement.
8.   Certain Adjustments.   In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
9.   Notices.   All notices, requests and other communications to any party hereunder shall be in writing (including electronic mail (“e-mail”) transmission) and shall be given:
if to the Stockholders to:
c/o The Baupost Group, L.L.C.
10 St. James Avenue
Boston, MA 02116
Attn:
Frederick H. Fogel

E-mail:
legal@baupost.com

with a copy (which will not constitute notice) to:
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199
Attention:
Christopher Comeau

E-mail:
Christopher.Comeau@ropesgray.com

if to Parent to:
c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attention:
Nathan K. Sleeper
Robert C. Volpe
Ian A. Rorick
Kirsten Colwell

E-mail:
nsleeper@cdr-inc.com
rvolpe@cdr-inc.com
irorick@cdr-inc.com
kcolwell@cdr-inc.com

with a copy (which will not constitute notice) to:
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attention:
Richard J. Campbell, P.C.
Kevin W. Mausert, P.C.
John Mason Wilkes

E-mail:
rcampbell@kirkland.com
kmausert@kirkland.com
john.wilkes@kirkland.com

and
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:
David Klein, P.C.
Rachael G. Coffey, P.C.

E-mail:
dklein@kirkland.com
rachael.coffey@kirkland.com

if to the Company to:
Veritiv Corporation
1000 Abernathy Road NE, Bldg. 400
Ste. 1700, Atlanta, GA 30328
Attention:
Susan Salyer

E-mail:
susan.salyer@veritivcorp.com

with a copy (which will not constitute notice) to:
Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attn:
W. Scott Ortwein
Justin R. Howard

E-mail:
scott.ortwein@alston.com
justin.howard@alston.com

or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the location of receipt (except, in the case of e-mail transmission, if the sender receives an out-of-office or similar automatically generated response). Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
10.   Interpretation.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law and rules and regulations promulgated under such statute or law. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive. References to any period of days shall be deemed to be the relevant number of calendar days, unless otherwise specified.

11.   Expenses.   All fees, costs and expenses incurred by any Stockholder in connection with this Agreement and the transactions contemplated hereby shall be paid by such Stockholder.
12.   Entire Agreement.   This Agreement (along with the documents referenced herein) and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
13.   No Third-Party Beneficiaries.   This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
14.   Governing Law; Jurisdiction; WAIVER OF JURY TRIAL.
14.1   This Agreement, and all Proceedings (whether in contract, in tort or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of any jurisdictions that would cause the application of the laws of any jurisdiction other than the State of Delaware.
14.2   All Proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement or the transactions contemplated hereby shall be heard and determined exclusively in the Court of Chancery of the State of Delaware (or, if the Chancery Court declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware), and the parties irrevocably submit to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such Proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such Proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. The parties agree that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. The parties hereto agree that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.
14.3   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
15.   Assignment; Successors.   Other than as provided herein, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto. Any purported assignment in violation of this Agreement is void.
16.   Enforcement.   The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that any breach of this Agreement would not be adequately compensated by monetary damages, and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. The obtaining of specific enforcement by any party hereto will be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time. Parent agrees that, prior to commencing a Proceeding for monetary damages from any Stockholder for any breach by such Stockholder of this Agreement, it will pursue a ruling for, and receive a ruling as to, specific performance to enforce such Stockholder’s performance of this Agreement.

17.   Non-Recourse.   This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any party hereto or any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated by this Agreement or in respect of any oral representations made or alleged to be made in connection herewith. In no event shall any party hereto, and each party hereto agrees to use its reasonable best efforts to cause its Non-Recourse Parties not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party not a party to this Agreement.
18.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
19.   Counterparts.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity. Subject to Section 22, this Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other parties hereto and subject to Section 22, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
20.   Amendment; Waiver.   Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by Parent and the Stockholders or, in the case of a waiver, by each party against whom the waiver is to be effective provided, that no amendments or waivers shall be made to or under, as applicable, Section 2 or Section 3.2 hereof without the prior written consent of the Company. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
21.   No Presumption Against Drafting Party.   The Company, Parent and the Stockholders acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
22.   No Agreement until Executed.   This Agreement shall not be effective unless and until (i) the Board of Directors of the Company has approved, for purposes of any applicable Takeover Laws, and any applicable provision of the certification of incorporation or bylaws of the Company (including, for the avoidance of doubt, Article TENTH of the certificate of incorporation of the Company), the Merger Agreement, this Agreement and the Transactions, including the Merger, and following such approval, (ii) the Merger Agreement is executed by all parties thereto and (iii) this Agreement is executed and delivered by all parties hereto.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
PARENT
VERDE PURCHASER, LLC
By:

Name:
Robert C. Volpe

Title:
President

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDERS:
BAUPOST LIMITED PARTNERSHIP 1983 A-1
By: The Baupost Group, L.L.C., its Managing General Partner
By:

Name:
Gregory A. Ciongoli

Title:
Partner

BAUPOST LIMITED PARTNERSHIP 1983 B-1
By: The Baupost Group, L.L.C., its Managing General Partner
By:

Name:
Gregory A. Ciongoli

Title:
Partner

BAUPOST LIMITED PARTNERSHIP 1983 C-1
By: The Baupost Group, L.L.C., its Managing General Partner
By:

Name:
Gregory A. Ciongoli

Title:
Partner

PB INSTITUTIONAL LIMITED PARTNERSHIP
By: The Baupost Group, L.L.C., its Managing General Partner
By:

Name:
Gregory A. Ciongoli

Title:
Partner

YB INSTITUTIONAL LIMITED PARTNERSHIP
By: The Baupost Group, L.L.C., its Managing General Partner
By:

Name:
Gregory A. Ciongoli

Title:
Partner

BAUPOST VALUE PARTNERS, L.P.-I
By: The Baupost Group, L.L.C., its Managing General Partner
By:

Name:
Gregory A. Ciongoli

Title:
Partner

BAUPOST VALUE PARTNERS, L.P.-II
By: The Baupost Group, L.L.C., its Managing General Partner
By:

Name:
Gregory A. Ciongoli

Title:
Partner

[Signature Page to Voting Agreement]

BAUPOST VALUE PARTNERS, L.P.-III
By: The Baupost Group, L.L.C., its Managing General Partner
By:

Name:
Gregory A. Ciongoli

Title:
Partner

BAUPOST VALUE PARTNERS, L.P.-IV
By: The Baupost Group, L.L.C., its Managing General Partner
By:

Name:
Gregory A. Ciongoli

Title:
Partner

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
COMPANY
VERITIV CORPORATION
By:

Name:
Title:
[Signature Page to Voting Agreement]

Exhibit A
Owned Shares
Stockholder	Owned Shares
Baupost Limited Partnership 1983 A-1	352,750
Baupost Limited Partnership 1983 B-1	144,035
Baupost Limited Partnership 1983 C-1	831,781
PB Institutional Limited Partnership	128,782
YB Institutional Limited Partnership	89,438
Baupost Value Partners, L.P.-I	217,063
Baupost Value Partners, L.P.-II	267,965
Baupost Value Partners, L.P.-III	108,831
Baupost Value Partners, L.P.-IV	1,183,679

ANNEX D
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
§ 262 Appraisal rights
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to §  251, §  252, §  254, §  255, §  256, §  257, §  258, §  263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

 VOTE BY INTERNET Before The Meeting - Go to www.investorvote.com/XXXXXX VERITIV CORPORATION 1000 Abernathy Road NE Building 400, Suite 1700 Atlanta, Georgia 30328 Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by [TBD] ET on [TBD], 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.meetnow.global/XXXXXXX You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE – [TBD] Use any touch-tone telephone to transmit your voting instructions. Vote by [TBD] ET on [TBD], 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [TBD]. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D59928-TBD KEEP THIS PORTION FOR YOUR RECORDS VERITIV CORPORATION THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR proposals 1, 2 and 3. 1. Merger Proposal – To vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of August 6, 2023, by and among Verde Purchaser, LLC, Verde Merger Sub, Inc. and Veritiv. 2. Advisory Compensation Proposal - To vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Veritiv’s named executive officers that is based on or otherwise relates to the merger. 3. Adjournment Proposal - To vote on a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal. NOTE: Such other business as may properly come before the Special Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain □ □ □ □ □ □ □ □ □

 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.[TBD].com D59929-TBD VERITIV CORPORATION Special Meeting of Stockholders [TBD], 2023 [TBD] AM, ET Salvatore A. Abbate and Susan B. Salyer, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of the Stockholders of Veritiv Corporation to be held on [TBD], 2023 a.m. ET virtually via the internet or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR proposals 1-3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)